UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Emerging Markets Dividend Fund

BlackRock Energy & Resources Portfolio

BlackRock Flexible Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Opportunities Portfolio

BlackRock Managed Volatility Portfolio

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock U.S. Opportunities Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd           Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2015

Date of reporting period: 03/31/2015

Item 1 – Report to Stockholders

MARCH 31, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock FundsSM

„   BlackRock All-Cap Energy & Resources Portfolio

„   BlackRock Emerging Markets Dividend Fund

„   BlackRock Energy & Resources Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS	MARCH 31, 2015

The Markets in Review

Dear Shareholder,

Market volatility has remained low from a long-term perspective, but increased over the course of 2014 amid higher valuations in risk assets (such as equities and high yield bonds), geopolitical risks, uneven global economic growth and uncertainty around policy moves from the world’s largest central banks. As the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program (which ultimately ended in October 2014), U.S. interest rates surprisingly trended lower and stock prices forged ahead despite high valuations on the back of a multi-year bull market. Geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile in the middle of the summer, stoking worries about economic growth outside the United States. As the U.S. economy continued to show steady improvement, the stronger data caused concern among investors that the Fed would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

U.S. economic growth picked up considerably in the fourth quarter while the broader global economy showed signs of slowing. U.S. markets significantly outperformed international markets even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy, which drove further strengthening in the U.S. dollar. Oil prices plummeted in the fourth quarter due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and stress in emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields became relatively attractive as compared to international sovereign debt.

Equity markets reversed in the first quarter of 2015 and U.S. stocks underperformed international markets, notably Europe and Japan, but also emerging markets. Investors had held high expectations for the U.S. economy, but after a harsh winter, first-quarter data disappointed and high valuations took their toll on U.S. stocks. Meanwhile, economic reports in Europe and Asia easily beat investors’ very low expectations for those economies, and accommodative policies from global central banks helped international equities rebound. The ECB’s asset purchase program (announced in January and commenced in March) was the largest in scale and effect on the markets. Overall, market volatility decreased in the first quarter as global risks abated, with a ceasefire in Ukraine and an improving outlook for Greece’s continued membership in the Eurozone.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.93%	12.73%
U.S. small cap equities (Russell 2000® Index)	14.46	8.21
International equities (MSCI Europe, Australasia, Far East Index)	1.13	(0.92)
Emerging market equities (MSCI Emerging Markets Index)	(2.37)	0.44
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	6.25	9.88
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	3.43	5.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.29	6.60
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.50	2.00

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2015	BlackRock All-Cap Energy & Resources Portfolio

Investment Objective

BlackRock All-Cap Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2015, the Fund underperformed the MSCI World Energy Index.

What factors influenced performance?

•

The Fund’s overweight positions in the North American exploration and production (E&P) stocks Encana Corp. and Laredo Petroleum, Inc. weighed on relative returns, as the companies’ growth rates appeared to be at risk following the drop in oil prices. Encana Corp. came under further pressure after announcing it was raising funds by issuing new equity.

•

Toward the end of the period, a divergence in oil prices between Brent (international crude) and West Texas Intermediate (U.S. crude) was beneficial for the Gulf Coast refiners Valero Energy Corp. and Marathon Oil Corp., as these companies took advantage of the spread between the prices of the two types of oil. The Fund’s underweight in these stocks detracted from relative performance.

•

Well-capitalized E&P companies with stronger-than-average balance sheets and tier one assets generally outperformed during the first quarter. Devon Energy Corp. and Cimarex Energy Co., both of which outpaced the broader sector, were prime examples of this trend. The Fund held overweights in the two stocks, aiding performance.

•

Eni S.p.A., a European integrated energy company, announced a cut to its dividend near the end of the period. This was the first instance of a dividend cut by one of the major energy companies during this downturn. The stock fell sharply as a result, so the Fund’s underweight was a positive contributor to relative performance. At the close of the period, the Fund remained underweight in Eni S.p.A. in favor of more compelling value opportunities elsewhere in the sector.

Describe recent portfolio activity.

•

The Fund initiated a position in Marathon Oil Corp., a high-quality, U.S.-focused oil producer, during the period. This purchase was funded through the sales of CONSOL Energy, Inc. and Laredo Petroleum, Inc. and the distribution company TransCanada Corp. The Fund also exited its position in the offshore service company Cameron International Corp. on concerns that the company’s business model will be particularly challenged by lower oil prices. The proceeds of these sales were rotated into a new position in the U.S.-focused land driller Helmerich & Payne, Inc.

Describe portfolio positioning at period end.

•

The Fund retained a bias toward higher-quality companies, and a number of the major integrated energy companies remained in its top-ten holdings. The Fund’s investment advisor believed these companies’ strong asset bases and financial flexibility gave them the ability to adapt to a weak oil price environment.

•

The Fund maintained an overweight to the E&P industry, and it also had significant exposure to U.S. onshore unconventional producers and international E&P companies. The Fund retained a strong focus on assessing valuations, asset bases and companies’ financial flexibility.

•

Believing lower oil prices will lead to falling profit margins for offshore oil services companies, the Fund’s investment advisor remained cautious with respect to this industry group. In addition, these companies tend to be key beneficiaries of the major integrated companies’ capital expenditures (capex). As a result, the capex cuts that have occurred across the energy sector represent a potential headwind for oil services companies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Exxon Mobil Corp.	11%
Chevron Corp.	8
Royal Dutch Shell PLC, A Shares - ADR	7
ConocoPhillips	6
Anadarko Petroleum Corp.	5
BP PLC	5
TOTAL SA	5
Pioneer Natural Resources Co.	4
Marathon Oil Corp.	4
Enbridge, Inc.	4

Industry Allocation	Percent of Long-Term Investments

Oil, Gas & Consumable Fuels	93%
Energy Equipment & Services	7

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

4	BLACKROCK FUNDS	MARCH 31, 2015

BlackRock All-Cap Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

[3]	A free float-adjusted market capitalization index that represents the energy segment in global developed market equity performance.

Performance Summary for the Period Ended March 31, 2015
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(18.91)%	(17.18)%	N/A	(0.41)%	N/A	5.44%	N/A
Service	(19.08)	(17.46)	N/A	(0.80)	N/A	5.02	N/A
Investor A	(19.04)	(17.52)	(21.85)%	(0.83)	(1.90)%	5.00	4.43%
Investor B	(19.38)	(18.12)	(21.80)	(1.57)	(1.97)	4.39	4.39
Investor C	(19.38)	(18.12)	(18.94)	(1.55)	(1.55)	4.24	4.24
MSCI World Energy Index	(17.67)	(16.58)	N/A	2.96	N/A	4.59	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$810.90	$4.33	$1,000.00	$1,020.14	$4.84	0.96%
Service	$1,000.00	$809.20	$6.22	$1,000.00	$1,018.05	$6.94	1.38%
Investor A	$1,000.00	$809.60	$6.23	$1,000.00	$1,018.05	$6.94	1.38%
Investor B	$1,000.00	$806.20	$9.46	$1,000.00	$1,014.46	$10.55	2.10%
Investor C	$1,000.00	$806.20	$9.46	$1,000.00	$1,014.46	$10.55	2.10%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2015	5

Fund Summary as of March 31, 2015	BlackRock Emerging Markets Dividend Fund

Investment Objective

BlackRock Emerging Markets Dividend Fund’s (the “Fund”) investment objective is primarily to seek investment income and, as a secondary objective, to seek capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2015, the Fund underperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

•

Stock selection in China was the largest detractor from performance during the semi-annual period, with the largest negative contribution coming from the Fund’s lack of a position in the internet provider Tencent Holdings Ltd. Stock selection in South Korea also weighed on returns. A lack of exposure to Samsung Co. Ltd., which the Fund does not own due to its low yield, was a notable detractor. The Brazilian industrial stock Marcopolo SA, which suffered as a result of macroeconomic headwinds in Brazil, was the largest detractor among individual stocks.

•

The most significant contributions to relative performance came from stock selection in Russia, Taiwan and South Africa. The largest individual contributor was the Fund’s lack of exposure to the Brazilian oil & gas stock Petrobras SA, which suffered from an ongoing corruption scandal investigation and the volatility in oil prices. Positions in the Chinese paper products manufacturer Hengan International Group Co. Ltd. and Taiwan Semiconductor Manufacturing Co. Ltd. also contributed positively.

Describe recent portfolio activity.

•

During the period, the Fund added to its positions in Taiwan, China and Thailand while reducing its weighting in Brazil and deploying cash. At the sector level, the Fund increased its weightings in information technology and financials while reducing its positions in materials and energy. The Fund initiated a position in Industrial & Commercial Bank of China Ltd. and increased its weighting in the Russian food retailer Magnit PJSC. These moves were partially funded by reducing exposure to MMC Norilsk Nickel OJSC, a Russian mining company, and exiting China Petroleum & Chemical Corp.

Describe portfolio positioning at period end.

•

Divergence in the performance of individual countries continued to be a theme within the emerging markets. However, the moderation of economic growth, policy reforms and interest rate changes became larger drivers of performance across the asset class. The Fund’s investment advisor retained a positive view on the emerging markets, as valuations remained inexpensive relative to both their own history and valuations in the developed markets.

•

The Fund held overweight positions in Thailand, Mexico and Taiwan at the close of the period, while its largest underweights were in South Korea, China, Malaysia and Brazil. The underweight position in South Korea was a result of the low dividend yields in that market. At the sector level, the Fund was overweight in industrials and financials and underweight in information technology and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	6%
Industrial & Commercial Bank of China Ltd., H Shares	4
Hengan International Group Co. Ltd.	4
SK Telecom Co. Ltd.	3
Itau Unibanco Holding SA - ADR	3
Powszechny Zaklad Ubezpieczen SA	3
FirstRand Ltd.	3
Grupo Aeroportuario del Pacifico SAB de CV, Class B	3
Sanlam Ltd.	3
China Merchants Holdings International Co. Ltd.	3

Geographic Allocation	Percent of Long-Term Investments

Taiwan	19%
China	17
Mexico	12
Thailand	9
South Africa	8
Russia	5
South Korea	5
Brazil	5
Indonesia	3
Poland	3
Other[1]	14

[1]	Includes holdings within countries that are 2% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

6	BLACKROCK FUNDS	MARCH 31, 2015

BlackRock Emerging Markets Dividend Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge. The Fund’s total returns prior to August 16, 2013, are the returns of the Fund when it followed different investment strategies under the name BlackRock China Fund.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of, or derivatives having economic characteristics similar to the dividend-paying equity securities of companies domiciled in, or tied economically to, emerging market countries.

[3]

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2015
		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(3.65)%	(1.99)%	N/A	(2.76)%	N/A
Investor A	(3.80)	(2.24)	(7.37)%	(3.01)	(4.34)%
Investor C	(4.31)	(3.04)	(3.99)	(3.71)	(3.71)
MSCI Emerging Markets Index	(2.37)	0.44	N/A	(2.85)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on April 29, 2011.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$963.50	$7.39	$1,000.00	$1,017.40	$7.59	1.51%
Investor A	$1,000.00	$962.00	$8.61	$1,000.00	$1,016.16	$8.85	1.76%
Investor C	$1,000.00	$956.90	$12.25	$1,000.00	$1,012.42	$12.59	2.51%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2015	7

Fund Summary as of March 31, 2015	BlackRock Energy & Resources Portfolio

Investment Objective

BlackRock Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2015, the Fund’s Institutional, Investor A and Investor C Shares outperformed the MSCI World Small and Mid-Cap Energy Index, while the Investor B Shares performed inline with the benchmark index.

What factors influenced performance?

•

Well-capitalized exploration and production (E&P) companies with stronger-than-average balance sheets and tier one assets generally outperformed during the period. Carrizo Oil & Gas, Inc. and EOG Resources, Inc., both of which outpaced the broader sector, were prime examples of this trend. The Fund held over-weights in the two stocks, aiding performance.

•

The Fund’s overweight position in the distribution company Enbridge, Inc. was a notable contributor to relative performance. As a distribution company, its share price was less impacted by the decline in oil prices. The market also reacted favorably to the company’s increase in its quarterly dividend and its announcement of a financial restructuring plan.

•

The Fund’s overweight position in Canadian Oil Sands Ltd. was the largest detractor during the period. The company has relatively high operational costs, which meant that the stock was especially vulnerable to the drop in oil prices. The market also reacted negatively to the company’s announcement of its 2015 outlook. While Canadian Oil Sands Ltd. indicated that it would generate production growth in 2015, its estimate was below investor expectations. The company also made a substantial cut to its dividend.

•	An overweight positions in North American E&P companies Encana Corp. and Ithaca Energy, Inc. weighed on relative returns, as the companies’ growth rates appeared to be at risk following the drop in oil prices. Encana Corp. came under further pressure after announcing it was raising funds by issuing new equity.

Describe recent portfolio activity.

•

The Fund initiated a position in Marathon Oil Corp., a high-quality, U.S.-focused oil producer, during the period. This purchase was funded through the sales of two U.S. E&P stocks, Denbury Resources, Inc. and Stone Energy Corp. The Fund also initiated a position in the distribution company Enbridge, Inc. due to its lower sensitivity to oil prices weakness compared to the energy sector as a whole.

Describe portfolio positioning at period end.

•

The Fund retained a bias toward higher-quality companies, and it maintained an overweight to the E&P industry. The Fund also had significant exposure to U.S. onshore unconventional producers and international E&P companies. The Fund retained a strong focus on assessing valuations, asset bases and companies’ financial flexibility.

•

Believing lower oil prices will lead to falling profit margins for offshore oil services companies, the Fund’s investment advisor remained cautious with respect to this industry group. In addition, these companies tend to be key beneficiaries of the major integrated companies’ capital expenditures (capex). As a result, the capex cuts that have occurred across the energy sector represent a potential headwind for oil services companies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Enbridge, Inc.	7%
Cimarex Energy Co.	6
Cabot Oil & Gas Corp.	5
EQT Corp.	5
AltaGas Ltd.	5
Murphy Oil Corp.	5
Range Resources Corp.	4
Marathon Oil Corp.	4
Carrizo Oil & Gas, Inc.	4
Southwestern Energy Co.	4

Industry Allocation	Percent of Long-Term Investments

Oil, Gas & Consumable Fuels	93%
Energy Equipment & Services	7

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

8	BLACKROCK FUNDS	MARCH 31, 2015

BlackRock Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

[3]

An index comprised of the energy sector constituents of the MSCI World SMID Index, a free float-adjusted market capitalization weighted index designed to measure the equity market performance of the mid and small cap developed market.

Performance Summary for the Period Ended March 31, 2015
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(28.72)%	(31.79)%	N/A	(5.17)%	N/A	2.28%	N/A
Investor A	(28.82)	(31.99)	(35.56)%	(5.48)	(6.49)%	1.96	1.41%
Investor B	(29.12)	(32.56)	(35.59)	(6.20)	(6.56)	1.35	1.35
Investor C	(29.07)	(32.49)	(33.16)	(6.18)	(6.18)	1.22	1.22
MSCI World Small and Mid-Cap Energy Index	(29.14)	(31.91)	N/A	(1.74)	N/A	3.71	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$712.80	$4.57	$1,000.00	$1,019.60	$5.39	1.07%
Investor A	$1,000.00	$711.80	$5.89	$1,000.00	$1,018.05	$6.94	1.38%
Investor B	$1,000.00	$708.80	$8.95	$1,000.00	$1,014.46	$10.55	2.10%
Investor C	$1,000.00	$709.30	$8.95	$1,000.00	$1,014.46	$10.55	2.10%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2015	9

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of certain Funds’ expenses. Without such waiver and/or reimbursement, such Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

10	BLACKROCK FUNDS	MARCH 31, 2015

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2014 and held through March 31, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	11

Schedule of Investments March 31, 2015 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Energy Equipment & Services — 7.0%
Halliburton Co.	38,300	$1,680,604
Helmerich & Payne, Inc.	49,000	3,335,430
Schlumberger Ltd.	65,641	5,477,085

		10,493,119
Oil, Gas & Consumable Fuels — 92.4%
Anadarko Petroleum Corp.	96,100	7,958,041
BG Group PLC	116,825	1,433,873
BP PLC	1,125,600	7,296,290
Cabot Oil & Gas Corp.	130,900	3,865,477
Cairn Energy PLC (a)	512,600	1,187,670
Canadian Natural Resources Ltd.	50,300	1,541,705
Chevron Corp.	109,098	11,453,108
Cimarex Energy Co.	29,200	3,360,628
ConocoPhillips	156,600	9,749,916
Devon Energy Corp.	92,100	5,554,551
Enbridge, Inc.	116,900	5,634,791
Encana Corp.	404,400	4,514,797
EOG Resources, Inc.	59,140	5,422,546
Exxon Mobil Corp.	190,900	16,226,500
Kosmos Energy Ltd. (a)	173,414	1,371,705
Marathon Oil Corp.	222,200	5,801,642
Murphy Oil Corp.	45,900	2,138,940
Noble Energy, Inc.	81,500	3,985,350

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Oil Search Ltd.	520,787	$2,841,519
Phillips 66	55,500	4,362,300
Pioneer Natural Resources Co.	37,600	6,147,976
Range Resources Corp.	60,000	3,122,400
Royal Dutch Shell PLC, A Shares — ADR	184,542	11,007,930
Southwestern Energy Co. (a)	138,700	3,216,453
Statoil ASA	151,612	2,680,714
TOTAL SA	141,700	7,043,456

		138,920,278
Total Long-Term Investments (Cost — $154,561,727) — 99.4%		149,413,397

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (b)(c)	1,312,983	1,312,983
Total Short-Term Securities (Cost — $1,312,983) — 0.9%		1,312,983
Total Investments (Cost — $155,874,710) — 100.3%		150,726,380
Liabilities in Excess of Other Assets — (0.3)%		(515,247)

Net Assets — 100.0%		$150,211,133

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	During the six months ended March 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2014	Net Activity	Shares/ Beneficial Interest Held at March 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	3,666,592	(2,353,609)	1,312,983	$1,483
BlackRock Liquidity Series, LLC, Money Market Series	—	—	—	$41

(c)	Represents the current yield as of report date.

Portfolio Abbreviations
ADR	American Depositary Receipts	NVDR	Non-Voting Depository Receipts	ZAR	South African Rand
GDR	Global Depositary Receipts	USD	U.S. Dollar

See Notes to Financial Statements.

12	BLACKROCK FUNDS	MARCH 31, 2015

Schedule of Investments (concluded)	BlackRock All-Cap Energy & Resources Portfolio

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of March 31, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$10,493,119	—	—	$10,493,119
Oil, Gas & Consumable Fuels	116,436,756	$22,483,522	—	138,920,278
Short-Term Securities	1,312,983	—	—	1,312,983

Total	$128,242,858	$22,483,522	—	$150,726,380

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2015, foreign currency at value of $24,324 is categorized as Level 1 within the disclosure hierarchy.

During the six months ended March 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	13

Schedule of Investments March 31, 2015 (Unaudited)	BlackRock Emerging Markets Dividend Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Brazil — 4.7%
BB Seguridade Participacoes SA	5,020	$51,450
Itau Unibanco Holding SA — ADR	11,983	132,532
Marcopolo SA, Preference	29,175	21,116

		205,098
Cambodia — 0.7%
NagaCorp Ltd.	48,000	31,870
Chile — 2.0%
Banco de Chile — ADR	1,301	87,245
China — 16.5%
Beijing Capital International Airport Co. Ltd., H Shares	66,000	64,452
China Hongqiao Group Ltd.	40,500	24,261
China Merchants Holdings International Co. Ltd.	28,432	111,419
China Mobile Ltd.	3,500	45,613
Hengan International Group Co. Ltd.	13,000	156,479
Industrial & Commercial Bank of China Ltd., H Shares	218,000	161,251
Jiangsu Expressway Co. Ltd., H Shares	56,000	75,198
Want Want China Holdings Ltd.	78,000	83,005

		721,678
Czech Republic — 1.1%
Komercni Banka AS	224	48,316
Greece — 0.5%
OPAP SA	2,589	24,165
Hong Kong — 0.9%
Chow Tai Fook Jewellery Group Ltd.	17,600	18,977
Sands China Ltd.	5,200	21,503

		40,480
India — 2.3%
Infosys Ltd. — ADR	2,932	102,855
Indonesia — 3.5%
Bank Central Asia Tbk PT	63,301	71,742
Bank Mandiri Persero Tbk PT	40,666	38,782
Media Nusantara Citra Tbk PT	186,524	40,832

		151,356
Kazakhstan — 0.3%
KCell JSC — GDR	1,523	14,240
Mexico — 11.4%
Bolsa Mexicana de Valores SAB de CV	34,189	58,276
Fibra Uno Administracion SA de CV	16,418	43,484
Fomento Economico Mexicano SAB de CV — ADR (a)	666	62,271
Grupo Aeroportuario del Pacifico SAB de CV, Class B	18,101	118,941
Grupo Aeroportuario del Sureste SAB de CV — ADR (a)	699	93,960
Kimberly-Clark de Mexico SAB de CV, Class A	27,619	57,706
Mexico Real Estate Management SA de CV	41,142	64,814

		499,452
Peru — 1.6%
Credicorp Ltd.	497	69,893

Common Stocks	Shares	Value
Philippines — 1.5%
Alliance Global Group, Inc.	113,000	$66,845
Poland — 3.4%
Powszechna Kasa Oszczednosci Bank Polski SA	2,944	26,350
Powszechny Zaklad Ubezpieczen SA	964	124,382

		150,732
Russia — 5.4%
Lukoil OAO — ADR	2,396	110,983
Magnit PJSC — GDR	1,566	79,944
MMC Norilsk Nickel OJSC — ADR	2,574	45,727

		236,654
South Africa — 8.3%
FirstRand Ltd.	26,670	122,603
Mr. Price Group Ltd.	2,517	53,834
Sanlam Ltd.	18,110	116,715
Truworths International Ltd.	9,508	69,015

		362,167
South Korea — 3.8%
SK Telecom Co. Ltd.	568	139,766
SK Telecom Co. Ltd. — ADR	929	25,278

		165,044
Taiwan — 19.1%
Chipbond Technology Corp.	37,000	77,995
Delta Electronics, Inc.	8,000	50,412
Eclat Textile Co. Ltd.	2,000	26,208
Far EasTone Telecommunications Co. Ltd.	39,000	94,085
Himax Technologies, Inc. — ADR	2,853	18,059
Lite-On Technology Corp.	28,000	36,221
Makalot Industrial Co. Ltd.	4,000	28,713
MediaTek, Inc.	3,000	40,517
Quanta Computer, Inc.	21,000	50,687
Taiwan Semiconductor Manufacturing Co. Ltd.	9,000	41,828
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	10,311	242,102
Tripod Technology Corp.	20,000	40,226
Yageo Corp.	42,902	88,400

		835,453
Thailand — 8.8%
Advanced Info Service PCL — NVDR	7,900	57,412
Bangkok Expressway PCL — NVDR	14,500	17,362
BEC World PCL — NVDR	33,200	41,819
Kasikornbank PCL — NVDR	15,700	110,394
PTT PCL — NVDR	4,500	44,639
Siam City Cement PCL — NVDR	2,284	26,796
The Siam Commercial Bank PCL — NVDR	11,700	63,989
Thai Oil PCL — NVDR	13,800	22,026

		384,437
Turkey — 0.6%
Tupras Turkiye Petrol Rafinerileri AS	1,198	28,383

See Notes to Financial Statements.

14	BLACKROCK FUNDS	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Emerging Markets Dividend Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Arab Emirates — 1.3%
Dragon Oil PLC	6,228	$54,941
Total Common Stocks — 97.7%		4,281,304

Participation Notes (a)
South Korea — 1.3%
Deutsche Bank AG (Hyundai Motor & Finance Co.), due 8/12/23	2,530	56,554
Total Long-Term Investments (Cost — $4,215,044) — 99.0%		4,337,858

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (b)(c)	52,359	$52,359
Total Short-Term Securities (Cost — $52,359) — 1.2%		52,359
Total Investments (Cost — $4,267,403) — 100.2%		4,390,217
Liabilities in Excess of Other Assets — (0.2)%		(6,788)

Net Assets — 100.0%		$4,383,429

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	During the six months ended March 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2014	Net Activity	Shares/ Beneficial Interest Held at March 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	147,277	(94,918)	52,359	$24
BlackRock Liquidity Series, LLC, Money Market Series	—	—	—	$90

(c)	Represents the current yield as of report date.

•	As of March 31, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	69,139	ZAR	802,351	Deutsche Bank AG	4/22/15	$3,241
ZAR	802,351	USD	69,065	BNP Paribas S.A.	4/22/15	(3,167)
Total						$74

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	15

Schedule of Investments (continued)	BlackRock Emerging Markets Dividend Fund

As of March 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Brazil	$205,098	—	—	$205,098
Cambodia	—	$31,870	—	31,870
Chile	87,245	—	—	87,245
China	—	721,678	—	721,678
Czech Republic	—	48,316	—	48,316
Greece	—	24,165	—	24,165
Hong Kong	—	40,480	—	40,480
India	102,855	—	—	102,855
Indonesia	—	151,356	—	151,356
Kazakhstan	14,240	—	—	14,240
Mexico	499,452	—	—	499,452
Peru	69,893	—	—	69,893
Philippines	—	66,845	—	66,845
Poland	—	150,732	—	150,732
Russia	236,654	—	—	236,654
South Africa	—	362,167	—	362,167
South Korea	25,278	139,766	—	165,044
Taiwan	260,161	575,292	—	835,453
Thailand	—	384,437	—	384,437
Turkey	—	28,383	—	28,383
United Arab Emirates	—	54,941	—	54,941
Participation Notes:
South Korea	—	56,554	—	56,554
Short-Term Securities	52,359	—	—	52,359

Total	$1,553,235	$2,836,982	—	$4,390,217

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Forward foreign currency exchange contracts	—	$3,241	—	$3,241
Liabilities:
Forward foreign currency exchange contracts	—	(3,167)	—	(3,167)

Total	—	$74	—	$74

[1] Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2015, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$12,988	—	—	$12,988
Foreign currency at value	6,045	—	—	6,045

Total	$19,033	—	—	$19,033

See Notes to Financial Statements.

16	BLACKROCK FUNDS	MARCH 31, 2015

Schedule of Investments (concluded)	BlackRock Emerging Markets Dividend Fund

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1	Transfers out of Level 1[1]	Transfers into Level 2[1]	Transfers out of Level 2
Assets:
Long-Term Investments:
Thailand	—	$(50,794)	$50,794	—
[1] External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	17

Schedule of Investments March 31, 2015 (Unaudited)	BlackRock Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Commercial Services & Supplies — 0.0%
Republic Resources, Inc. (Acquired 7/18/97 to 2/24/99, cost $779,869) (a)(b)	28,750	—
Energy Equipment & Services — 6.8%
Cameron International Corp. (b)	181,200	$8,175,744
Helmerich & Payne, Inc.	180,500	12,286,635
Poseidon Concepts Corp. (b)	35,081	14
Superior Energy Services, Inc.	330,357	7,380,175

		27,842,568
Oil, Gas & Consumable Fuels — 93.4%
AltaGas Ltd.	618,100	20,623,668
Cabot Oil & Gas Corp.	763,700	22,552,061
Cairn Energy PLC (b)	4,115,600	9,535,652
Canadian Oil Sands Ltd.	758,000	5,894,990
Carrizo Oil & Gas, Inc. (b)	349,800	17,367,570
Cimarex Energy Co.	197,510	22,731,426
Concho Resources, Inc. (b)	38,100	4,416,552
CONSOL Energy, Inc.	443,600	12,372,004
Enbridge, Inc.	561,000	27,041,214
Encana Corp.	1,341,000	14,971,174
EOG Resources, Inc.	174,800	16,027,412
EQT Corp.	265,744	22,022,205
Genel Energy PLC (b)	366,200	2,550,245
Gulfport Energy Corp. (b)	220,835	10,138,535
Ithaca Energy, Inc. (b)	4,702,200	2,376,067
Kosmos Energy Ltd. (b)	1,398,788	11,064,413
Laredo Petroleum, Inc. (b)	682,200	8,895,888
Longview Energy Co. (Acquired 8/13/04, cost $1,281,000) (a)(b)	85,400	150,304
Marathon Oil Corp.	674,500	17,611,195
Murphy Oil Corp.	419,900	19,567,340
Noble Energy, Inc.	218,600	10,689,540
Oil Search Ltd.	3,041,800	16,596,678
Painted Pony Petroleum Ltd. (b)	635,900	2,972,270

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Pioneer Natural Resources Co.	99,937	$16,340,699
Range Resources Corp.	346,940	18,054,758
Rosetta Resources, Inc. (b)	452,600	7,703,252
RSP Permian, Inc. (b)	303,342	7,641,185
SM Energy Co.	248,900	12,863,152
Southwestern Energy Co. (b)	744,600	17,267,274
TransGlobe Energy Corp.	817,600	2,911,355

		380,950,078
Total Common Stocks — 100.2%		408,792,646

Warrants (c)
Oil, Gas & Consumable Fuels — 0.0%
Magnum Hunter Resources Corp. (Issued/Exercisable 10/15/13, 1 Share for 1 Warrant, Expires 4/15/16, Strike Price $8.50)	235,700	2
Total Warrants — 0.0%		2
Total Long-Term Investments (Cost — $448,055,319) — 100.2%		408,792,648

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (d)(e)	577,947	577,947
Total Short-Term Securities (Cost — $577,947) — 0.2%		577,947
Total Investments (Cost — $448,633,266) — 100.4%		409,370,595
Liabilities in Excess of Other Assets — (0.4)%		(1,447,517)

Net Assets — 100.0%		$407,923,078

Notes to Schedule of Investments

(a)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $150,304 and an original cost of $2,060,869, which was less than 0.01% of its net assets.

(b)	Non-income producing security.

(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(d)	During the six months ended March 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2014	Net Activity	Shares Held at March 31, 2015	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	9,547,958	(8,970,011)	577,947	$3,011	$1,503

(e)	Represents the current yield as of report date.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	MARCH 31, 2015

Schedule of Investments (concluded)	BlackRock Energy & Resources Portfolio

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of March 31, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$27,842,554	$14	—	$27,842,568
Oil, Gas & Consumable Fuels	352,117,199	28,682,575	$150,304	380,950,078
Warrants	—	2	—	2
Short-Term Securities	577,947	—	—	577,947

Total	$380,537,700	$28,682,591	$150,304	$409,370,595

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2015, foreign currency at value of $80,671 is categorized as Level 1 within the disclosure hierarchy.

During the six months ended March 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	19

Statements of Assets and Liabilities

March 31, 2015 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio

Assets
Investments at value — unaffiliated[1]	$149,413,397	$4,337,858	$408,792,648
Investments at value — affiliated[2]	1,312,983	52,359	577,947
Cash	—	12,988	—
Foreign currency at value[3]	24,324	6,045	80,671
Investments sold receivable	—	35,521	—
Unrealized appreciation on forward foreign currency exchange contracts	—	3,241	—
Capital shares sold receivable	273,353	11,968	513,972
Dividends receivable — unaffiliated	98,951	13,197	366,796
Receivable from Manager	17,841	13,989	14,306
Dividends receivable — affiliated	123	1	245
Securities lending income receivable — affiliated	41	79	—
Prepaid expenses	52,588	34,408	43,060

Total assets	151,193,601	4,521,654	410,389,645

Liabilities
Investments purchased payable	—	7,121	—
Unrealized depreciation on forward foreign currency exchange contracts	—	3,167	—
Capital shares redeemed payable	604,990	24,296	1,625,373
Transfer agent fees payable	137,478	1,509	339,081
Investment advisory fees payable	96,103	—	262,107
Service and distribution fees payable	57,445	639	100,267
Professional fees payable	40,318	64,779	40,006
Other affiliates payable	6,445	10	34,089
Pricing fees payable	5,802	22,438	6,920
Officer’s and Trustees’ fees payable	2,611	767	5,885
Other accrued expenses payable	31,276	13,499	52,839

Total liabilities	982,468	138,225	2,466,567

Net Assets	$150,211,133	$4,383,429	$407,923,078

Net Assets Consist of
Paid-in capital	$207,169,550	$5,126,786	$560,534,804
Undistributed (distributions in excess of) net investment income (loss)	849,177	(19,557)	(2,390,690)
Accumulated net realized loss	(52,656,018)	(846,323)	(110,953,068)
Net unrealized appreciation/depreciation	(5,151,576)	122,523	(39,267,968)

Net Assets	$150,211,133	$4,383,429	$407,923,078

[1] Investments at cost — unaffiliated	$154,561,727	$4,215,044	$448,055,319
[2] Investments at cost — affiliated	$1,312,983	$52,359	$577,947
[3] Foreign currency at cost	$24,321	$6,050	$80,664

See Notes to Financial Statements.

20	BLACKROCK FUNDS	MARCH 31, 2015

Statements of Assets and Liabilities (concluded)

March 31, 2015 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio

Net Asset Value
Institutional
Net assets	$30,878,629	$2,702,577	$119,420,591

Shares outstanding[1]	2,384,903	326,164	4,421,314

Net asset value	$12.95	$8.29	$27.01

Service
Net assets	$1,369,112	—	—

Shares outstanding[1]	108,367	—	—

Net asset value	$12.63	—	—

Investor A
Net assets	$69,389,743	$1,290,234	$230,249,697

Shares outstanding[1]	5,502,499	156,394	9,866,359

Net asset value	$12.61	$8.25	$23.34

Investor B
Net assets	$2,439,670	—	$1,792,617

Shares outstanding[1]	202,915	—	106,424

Net asset value	$12.02	—	$16.84

Investor C
Net assets	$46,133,979	$390,618	$56,460,173

Shares outstanding[1]	3,843,504	47,728	3,379,768

Net asset value	$12.00	$8.18	$16.71

[1]	Unlimited number of shares authorized, $ 0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	21

Statements of Operations

Six Months Ended March 31, 2015 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio

Investment Income
Dividends — unaffiliated	$2,256,833	$51,945	$2,904,105
Dividends — affiliated	1,483	24	3,011
Other income — affiliated	—	42	—
Securities lending — affiliated — net	41	90	—
Foreign taxes withheld	(152,513)	(5,458)	(238,617)

Total income	2,105,844	46,643	2,668,499

Expenses
Investment advisory	613,814	24,559	1,632,497
Service and distribution — class specific	366,872	4,500	644,826
Transfer agent — class specific	181,778	2,530	537,731
Administration	49,035	1,466	129,984
Professional	34,611	54,638	39,376
Registration	29,908	18,116	30,076
Administration — class specific	18,573	557	49,334
Accounting services	12,826	3,556	28,877
Printing	9,516	5,711	18,191
Custodian	7,759	8,255	15,587
Officer and Trustees	4,743	2,109	9,530
Pricing	2,678	10,356	3,194
Miscellaneous	6,985	3,475	8,945
Recoupment of past waived and/or reimbursed fees — class specific	—	—	2,465

Total expenses	1,339,098	139,828	3,150,613
Less fees waived by the Manager	(1,551)	(24,594)	(4,680)
Less administration fees waived	—	(1,466)	—
Less administration fees waived — class specific	(18,537)	(550)	(37,055)
Less transfer agent fees waived — class specific	(11,490)	(151)	(14,666)
Less transfer agent fees reimbursed — class specific	(51,466)	(2,295)	(33,754)
Less expenses reimbursed by the Manager	—	(69,114)	—

Total expenses after fees waived and/or reimbursed	1,256,054	41,658	3,060,458

Net investment income (loss)	849,790	4,985	(391,959)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,500,310)	(185,452)	(22,944,267)
Capital gain distributions received from affiliated investment companies	—	—	1,503
Foreign currency transactions	(48,882)	5,861	(99,770)

	(1,549,192)	(179,591)	(23,042,534)

Net change in unrealized appreciation/depreciation on:
Investments	(36,453,414)	(10,088)	(139,468,681)
Foreign currency translations	(892)	(13,217)	(2,233)

	(36,454,306)	(23,305)	(139,470,914)

Net realized and unrealized loss	(38,003,498)	(202,896)	(162,513,448)

Net Decrease in Net Assets Resulting from Operations	$(37,153,708)	$(197,911)	$(162,905,407)

See Notes to Financial Statements.

22	BLACKROCK FUNDS	MARCH 31, 2015

Statements of Changes in Net Assets

	BlackRock All-Cap Energy & Resources Portfolio		BlackRock Emerging Markets Dividend Fund		BlackRock Energy & Resources Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014

Operations
Net investment income (loss)	$849,790	$1,182,643	$4,985	$111,342	$(391,959)	$(4,840,727)
Net realized gain (loss)	(1,549,192)	49,403,376	(179,591)	(126,900)	(23,042,534)	114,806,534
Net change in unrealized appreciation/depreciation	(36,454,306)	(36,681,534)	(23,305)	34,469	(139,470,914)	(101,325,236)

Net increase (decrease) in net assets resulting from operations	(37,153,708)	13,904,485	(197,911)	18,911	(162,905,407)	8,640,571

Distributions to Shareholders From[1]
Net investment income:
Institutional	(552,322)	(243,720)	(44,898)	(84,952)	—	—
Service	(18,439)	(7,889)	—	—	—	—
Investor A	(877,257)	(428,293)	(28,189)	(44,272)	—	—
Investor C	(179,698)	—	(5,914)	(7,777)	—	—

Decrease in net assets resulting from distributions to shareholders	(1,627,716)	(679,902)	(79,001)	(137,001)	—	—

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(8,610,591)	(36,929,775)	(500,506)	1,020,647	37,097,918	(113,778,135)

Net Assets
Total increase (decrease) in net assets	(47,392,015)	(23,705,192)	(777,418)	902,557	(125,807,489)	(105,137,564)
Beginning of period	197,603,148	221,308,340	5,160,847	4,258,290	533,730,567	638,868,131

End of period	$150,211,133	$197,603,148	$4,383,429	$5,160,847	$407,923,078	$533,730,567

Undistributed (distributions in excess of) net investment income (loss), end of period	$849,177	$1,627,103	$(19,557)	$54,459	$(2,390,690)	$(1,998,731)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	23

Financial Highlights	BlackRock All-Cap Energy & Resources Portfolio

	Institutional
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$16.26	$15.28	$13.51	$12.14	$13.76	$12.46

Net investment income[1]	0.11	0.19	0.06	0.05	0.01	0.02
Net realized and unrealized gain (loss)	(3.18)	0.90	1.71	1.32	(1.51)[2]	1.382

Net increase (decrease) from investment operations	(3.07)	1.09	1.77	1.37	(1.50)	1.40

Distributions from net investment income[3]	(0.24)	(0.11)	(0.00)[4]	—	(0.12)	(0.10)

Net asset value, end of period	$12.95	$16.26	$15.28	$13.51	$12.14	$13.76

Total Return[5]
Based on net asset value	(18.91)%[6]	7.16%	13.13%	11.29%	(11.10)%[7]	11.32%[7]

Ratios to Average Net Assets
Total expenses	1.10%[8]	1.00%[9]	0.98%[9]	0.95%	0.93%[9]	0.94%[9]

Total expenses after fees waived and/or reimbursed and paid indirectly	0.96%[8]	0.96%	0.96%	0.94%	0.93%	0.93%

Net investment income	1.64%[8]	1.15%	0.49%	0.34%	0.03%	0.16%

Supplemental Data
Net assets, end of period (000)	$30,879	$36,865	$35,726	$272,779	$400,269	$420,071

Portfolio turnover rate	23%	71%	28%	19%	22%	38%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Annualized.

[9]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2011 and September 30, 2010, the ratio would have been 0.91% and 0.93%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2014 and September 30, 2013.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	MARCH 31, 2015

Financial Highlights (continued)	BlackRock All-Cap Energy & Resources Portfolio

	Service
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$15.81	$14.87	$13.20	$11.90	$13.49	$12.24

Net investment income (loss)[1]	0.08	0.12	0.02	0.00 [2]	(0.05)	(0.03)
Net realized and unrealized gain (loss)	(3.09)	0.88	1.65	1.30	(1.47)[3]	1.35 [3]

Net increase (decrease) from investment operations	(3.01)	1.00	1.67	1.30	(1.52)	1.32

Distributions from net investment income[4]	(0.17)	(0.06)	—	—	(0.07)	(0.07)

Net asset value, end of period	$12.63	$15.81	$14.87	$13.20	$11.90	$13.49

Total Return[5]
Based on net asset value	(19.08)%[6]	6.72%	12.65%	10.93%	(11.36)%[7]	10.79%[7]

Ratios to Average Net Assets
Total expenses	1.42%[8]	1.35%[9]	1.34%[9]	1.29%[9]	1.27%[9]	1.34%[9]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.38%[8]	1.34%	1.33%	1.29%	1.26%	1.34%

Net investment income (loss)	1.18%[8]	0.77%	0.17%	0.00%	(0.30)%	(0.25)%

Supplemental Data
Net assets, end of period (000)	$1,369	$2,046	$2,298	$3,828	$4,816	$4,231

Portfolio turnover rate	23%	71%	28%	19%	22%	38%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Annualized.

[9]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2011 and September 30, 2010, the ratio would have been 1.24% and 1.27%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2014, September 30, 2013 and September 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	25

Financial Highlights (continued)	BlackRock All-Cap Energy & Resources Portfolio

	Investor A
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$15.77	$14.85	$13.19	$11.90	$13.50	$12.24

Net investment income (loss)[1]	0.08	0.12	0.02	(0.01)	(0.06)	(0.03)
Net realized and unrealized gain (loss)	(3.08)	0.86	1.64	1.30	(1.47)[2]	1.35 [2]

Net increase (decrease) from investment operations	(3.00)	0.98	1.66	1.29	(1.53)	1.32

Distributions from net investment income[3]	(0.16)	(0.06)	—	—	(0.07)	(0.06)

Net asset value, end of period	$12.61	$15.77	$14.85	$13.19	$11.90	$13.50

Total Return[4]
Based on net asset value	(19.04)%[5]	6.65%	12.59%	10.84%	(11.46)%[6]	10.84%[6]

Ratios to Average Net Assets
Total expenses	1.48%[7]	1.40%[8]	1.39%[8]	1.35%[8]	1.35%[8]	1.34%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.38%[7]	1.38%	1.37%	1.34%	1.34%	1.34%

Net investment income (loss)	1.18%[7]	0.73%	0.12%	(0.09)%	(0.38)%	(0.25)%

Supplemental Data
Net assets, end of period (000)	$69,390	$91,625	$103,388	$137,765	$187,017	$207,523

Portfolio turnover rate	23%	71%	28%	19%	22%	38%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Annualized.

[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014, September 30, 2013, September 30, 2011 and September 30, 2010, the ratio would have been 1.38%, 1.37%, 1.28%, and 1.32%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2012.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	MARCH 31, 2015

Financial Highlights (continued)	BlackRock All-Cap Energy & Resources Portfolio

	Investor B
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$14.91	$14.08	$12.59	$11.45	$13.03	$11.84

Net investment income (loss)[1]	0.03	(0.00)[2]	(0.08)	(0.11)	(0.18)	(0.13)
Net realized and unrealized gain (loss)	(2.92)	0.83	1.57	1.25	(1.40)[3]	1.32 [3]

Net increase (decrease) from investment operations	(2.89)	0.83	1.49	1.14	(1.58)	1.19

Net asset value, end of period	$12.02	$14.91	$14.08	$12.59	$11.45	$13.03

Total Return[4]
Based on net asset value	(19.38)%[5]	5.90%	11.84%	9.96%	(12.13)%[6]	10.05%[6]

Ratios to Average Net Assets
Total expenses	2.56%[7]	2.34%[8]	2.28%[8]	2.20%[8]	2.11%[8]	2.17%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly	2.10%[7]	2.10%	2.10%	2.10%	2.10%	2.10%

Net investment income (loss)	0.47%[7]	(0.02)%	(0.60)%	(0.83)%	(1.15)%	(1.03)%

Supplemental Data
Net assets, end of period (000)	$2,440	$3,935	$9,802	$15,162	$18,872	$27,113

Portfolio turnover rate	23%	71%	28%	19%	22%	38%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Annualized.

[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014, September 30, 2012, September 30, 2011 and September 30, 2010, the ratio would have been 2.33%, 2.19%, 2.09%, and 2.16%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	27

Financial Highlights (concluded)	BlackRock All-Cap Energy & Resources Portfolio

	Investor C
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$14.94	$14.10	$12.62	$11.47	$13.04	$11.85

Net investment income (loss)[1]	0.03	0.00 [2]	(0.07)	(0.10)	(0.17)	(0.13)
Net realized and unrealized gain (loss)	(2.92)	0.84	1.55	1.25	(1.40)[3]	1.323

Net increase (decrease) from investment operations	(2.89)	0.84	1.48	1.15	(1.57)	1.19

Distributions from net investment income[4]	(0.05)	—	—	—	—	—

Net asset value, end of period	$12.00	$14.94	$14.10	$12.62	$11.47	$13.04

Total Return[5]
Based on net asset value	(19.38)%[6]	5.96%	11.73%	10.03%	(12.04)%[7]	10.04%[7]

Ratios to Average Net Assets
Total expenses	2.17%[8]	2.12%[9]	2.12%[9]	2.08%	2.05%[9]	2.08%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.10%[8]	2.10%	2.09%	2.07%	2.04%	2.08%

Net investment income (loss)	0.47%[8]	0.00%	(0.59)%	(0.79)%	(1.08)%	(1.00)%

Supplemental Data
Net assets, end of period (000)	$46,134	$63,133	$70,094	$85,649	$99,433	$116,401

Portfolio turnover rate	23%	71%	28%	19%	22%	38%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Annualized.

[9]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014 and September 30, 2011, the ratio would have been 2.10% and 2.03%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2013.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	MARCH 31, 2015

Financial Highlights	BlackRock Emerging Markets Dividend Fund

	Institutional
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,			Period April 29, 2011[1] to September 30, 2011
		2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$8.75	$8.93	$7.79	$6.90	$10.00

Net investment income[2]	0.02	0.22	0.15	0.12	0.13
Net realized and unrealized gain (loss)	(0.34)	(0.12)	1.11	0.89	(3.23)

Net increase (decrease) from investment operations	(0.32)	0.10	1.26	1.01	(3.10)

Distributions from net investment income[3]	(0.14)	(0.28)	(0.12)	(0.12)	—

Net asset value, end of period	$8.29	$8.75	$8.93	$7.79	$6.90

Total Return[4]
Based on net asset value	(3.65)%[5]	1.06%	16.15%[6]	14.82%	(31.00)%[5]

Ratios to Average Net Assets
Total expenses[7]	5.44%[8]	6.72%	7.54%	13.05%	9.67%[8,9]

Total expenses after fees waived and/or reimbursed[7]	1.51%[8]	1.51%	1.63%	1.65%	1.65%[8]

Net investment income[7]	0.41%[8]	2.41%	1.71%	1.55%	3.39%[8]

Supplemental Data
Net assets, end of period (000)	$2,703	$2,774	$2,736	$2,355	$2,049

Portfolio turnover rate	29%	71%	150%	40%	14%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes a payment from an affiliate related to securities lending which impacted the Fund’s total return. Not including this payment the Fund’s total return would have been 15.76%.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,			Period April 29, 2011[1] to September 30, 2011
		2014	2013	2012
Investments in underlying funds	—	0.01%	—	—	—

[8]	Annualized.

[9]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 13.81%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	29

Financial Highlights (continued)	BlackRock Emerging Markets Dividend Fund

	Investor A
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,			Period April 29, 2011[1] to September 30, 2011
		2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$8.71	$8.89	$7.77	$6.89	$10.00

Net investment income[2]	0.00 [3]	0.20	0.21	0.18	0.09
Net realized and unrealized gain (loss)	(0.33)	(0.13)	1.02	0.82	(3.20)

Net increase (decrease) from investment operations	(0.33)	0.07	1.23	1.00	(3.11)

Distributions from net investment income[4]	(0.13)	(0.25)	(0.11)	(0.12)	—

Net asset value, end of period	$8.25	$8.71	$8.89	$7.77	$6.89

Total Return[5]
Based on net asset value	(3.80)%[6]	0.77%	15.82%[7]	14.64%	(31.10)%[6]

Ratios to Average Net Assets
Total expenses[8]	5.83%[9]	7.17%	8.33%	14.41%	12.18%[9,10]

Total expenses after fees waived and/or reimbursed[8]	1.76%[9]	1.76%	1.87%	1.90%	1.90%[9]

Net investment income[8]	0.09%[9]	2.30%	2.44%	2.24%	2.47%[9]

Supplemental Data
Net assets, end of period (000)	$1,290	$1,887	$1,308	$360	$51

Portfolio turnover rate	29%	71%	150%	40%	14%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes a payment from an affiliate related to securities lending which impacted the Fund’s total return. Not including this payment the Fund’s total return would have been 15.43%.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,			Period April 29, 2011[1] to September 30, 2011
		2014	2013	2012
Investments in underlying funds	—	0.01%	—	—	—

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 18.86%.

See Notes to Financial Statements.

30	BLACKROCK FUNDS	MARCH 31, 2015

Financial Highlights (concluded)	BlackRock Emerging Markets Dividend Fund

	Investor C
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,			Period April 29, 2011[1] to September 30, 2011
		2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$8.65	$8.84	$7.72	$6.87	$10.00

Net investment income (loss)[2]	(0.03)	0.16	0.20	0.05	0.09
Net realized and unrealized gain (loss)	(0.34)	(0.15)	0.95	0.90	(3.22)

Net increase (decrease) from investment operations	(0.37)	0.01	1.15	0.95	(3.13)

Distributions from net investment income[3]	(0.10)	(0.20)	(0.03)	(0.10)	—

Net asset value, end of period.	$8.18	$8.65	$8.84	$7.72	$6.87

Total Return[4]
Based on net asset value	(4.31)%[5]	0.10%	14.95%[6]	13.95%	(31.30)%[5]

Ratios to Average Net Assets
Total expenses[7]	6.66%[8]	8.11%	9.53%	14.94%	11.73%[8,9]

Total expenses after fees waived and/or reimbursed[7]	2.51%[8]	2.51%	2.61%	2.65%	2.65%[8]

Net investment income (loss)[7]	(0.60)%[8]	1.76%	2.33%	0.60%	2.30%[8]

Supplemental Data
Net assets, end of period (000)	$391	$500	$214	$28	$19

Portfolio turnover rate	29%	71%	150%	40%	14%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes a payment from an affiliate related to securities lending which impacted the Fund’s total return. Not including this payment the Fund’s total return would have been 14.56%.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,			Period April 29, 2011[1] to September 30, 2011
		2014	2013	2012
Investments in underlying funds	—	0.01%	—	—	—

[8]	Annualized.

[9]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 16.54%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	31

Financial Highlights	BlackRock Energy & Resources Portfolio

	Institutional
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$37.89	$37.36	$32.87	$31.70	$34.98	$32.61

Net investment income (loss)[1]	0.02	(0.17)	(0.04)	(0.16)	(0.08)	0.05
Net realized and unrealized gain (loss)	(10.90)	0.70	4.56	2.79	(2.68)	2.31

Net increase (decrease) from investment operations	(10.88)	0.53	4.52	2.63	(2.76)	2.36

Distributions from:[2]
Net investment income	—	—	—	(0.25)	(0.52)	—
Return of capital	—	—	(0.03)	(0.47)	—	—
Net realized gain	—	—	—	(0.74)	—	—

Total distributions	—	—	(0.03)	(1.46)	(0.52)	—

Redemption fees added to paid-in capital	—	—	—	—	0.00 [3]	0.01

Net asset value, end of period	$27.01	$37.89	$37.36	$32.87	$31.70	$34.98

Total Return[4]
Based on net asset value	(28.72)%[5]	1.42%	13.78%	7.76%	(8.28)%	7.27%[6,7]

Ratios to Average Net Assets
Total expenses[8]	1.08%[9,10]	1.03%[9]	1.04%[9]	0.99%[9]	0.93%[9]	0.97%[9]

Total expenses after fees waived and/or reimbursed and paid indirectly[8]	1.07%[10]	1.02%	1.03%	0.99%	0.92%	0.97%

Net investment income (loss)[8]	0.15%[10]	(0.43)%	(0.11)%	(0.44)%	(0.18)%	0.13%

Supplemental Data
Net assets, end of period (000)	$119,421	$92,994	$105,317	$222,034	$306,403	$274,009

Portfolio turnover rate	28%	56%	33%	15%	40%	16%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is less than $0.005 per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.20%.

[7]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.01%	0.01%	—	—	—	—

[9]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2013, the ratio would have been 1.03%. There was no financial impact to the expense ratios for the six months ended March 31, 2015, and the years ended September 30, 2014, September 30, 2012, September 30, 2011 and September 30, 2010.

[10]	Annualized.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	MARCH 31, 2015

Financial Highlights (continued)	BlackRock Energy & Resources Portfolio

	Investor A
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011		2010
Per Share Operating Performance
Net asset value, beginning of period	$32.79	$32.42	$28.62	$27.73	$30.63		$28.67

Net investment loss[1]	(0.02)	(0.25)	(0.11)	(0.24)	(0.20)		(0.12)
Net realized and unrealized gain (loss)	(9.43)	0.62	3.94	2.46	(2.34)		2.08

Net increase (decrease) from investment operations	(9.45)	0.37	3.83	2.22	(2.54)		1.96

Distributions from:[2]
Net investment income	—	—	—	(0.17)	(0.36)		—
Return of capital	—	—	(0.03)	(0.42)	—		—
Net realized gain	—	—	—	(0.74)	—		—

Total distributions	—	—	(0.03)	(1.33)	(0.36)		—

Redemption fees added to paid-in capital	—	—	—	—	0.00	[3]	0.00 [3]

Net asset value, end of period	$23.34	$32.79	$32.42	$28.62	$27.73		$30.63

Total Return[4]
Based on net asset value	(28.82)%[5]	1.14%	13.42%	7.41%	(8.61)%		6.84%[6,7]

Ratios to Average Net Assets
Total expenses[8]	1.43%[9]	1.31%[10]	1.34%[10]	1.34%[10]	1.28	%[1][0]	1.35%[10]

Total expenses after fees waived and/or reimbursed and paid indirectly[8]	1.38%[9]	1.31%	1.34%	1.34%	1.27%		1.35%

Net investment loss[8]	(0.15)%[9]	(0.72)%	(0.38)%	(0.77)%	(0.52)%		(0.39)%

Supplemental Data
Net assets, end of period (000)	$230,250	$353,706	$425,568	$539,085	$632,030		$644,786

Portfolio turnover rate	28%	56%	33%	15%	40%		16%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is less than $0.005 per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 6.77%.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.01%	0.01%	—	—	—	—

[9]	Annualized.

[10]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2013, September 30, 2012, September 30, 2011 and September 30, 2010, the ratio would have been 1.33%, 1.33%, 1.26% and 1.31%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	33

Financial Highlights (continued)	BlackRock Energy & Resources Portfolio

	Investor B
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$23.76	$23.68	$21.07	$20.65	$22.86	$21.56

Net investment loss[1]	(0.08)	(0.38)	(0.25)	(0.36)	(0.38)	(0.27)
Net realized and unrealized gain (loss)	(6.84)	0.46	2.89	1.87	(1.73)[2]	1.57 [2]

Net increase (decrease) from investment operations	(6.92)	0.08	2.64	1.51	(2.11)	1.30

Distributions from:[3]
Net investment income	—	—	—	(0.06)	(0.10)	—
Return of capital	—	—	(0.03)	(0.29)	—	—
Net realized gain	—	—	—	(0.74)	—	—

Total distributions	—	—	(0.03)	(1.09)	(0.10)	—

Net asset value, end of period	$16.84	$23.76	$23.68	$21.07	$20.65	$22.86

Total Return[4]
Based on net asset value	(29.12)%[5]	0.34%	12.57%	6.63%	(9.33)%	6.03%[6,7]

Ratios to Average Net Assets
Total expenses[8]	2.58%[9]	2.32%[10]	2.31%[10]	2.16%[10]	2.07%[10]	2.10%[10]

Total expenses after fees waived and/or reimbursed and paid indirectly[8]	2.10%[9]	2.10%	2.10%	2.10%	2.07%	2.09%

Net investment loss[8]	(0.88)%[9]	(1.53)%	(1.15)%	(1.56)%	(1.31)%	(1.17)%

Supplemental Data
Net assets, end of period (000)	$1,793	$3,082	$4,576	$7,687	$16,450	$25,633

Portfolio turnover rate	28%	56%	33%	15%	40%	16%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.94%.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.01%	0.01%	—	—	—	—

[9]	Annualized.

[10]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014, September 30, 2013 and September 30, 2011, the ratio would have been 2.31%, 2.30% and 2.03%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2012 and September 30, 2010.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	MARCH 31, 2015

Financial Highlights (concluded)	BlackRock Energy & Resources Portfolio

	Investor C
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$23.56	$23.47	$20.88	$20.55	$22.81	$21.51

Net investment loss[1]	(0.08)	(0.36)	(0.24)	(0.34)	(0.37)	(0.24)
Net realized and unrealized gain (loss)	(6.77)	0.45	2.86	1.84	(1.69)[2]	1.54 [2]

Net increase (decrease) from investment operations	(6.85)	0.09	2.62	1.50	(2.06)	1.30

Distributions from:[3]
Net investment income	—	—	—	(0.09)	(0.20)	—
Return of capital	—	—	(0.03)	(0.34)	—	—
Net realized gain	—	—	—	(0.74)	—	—

Total distributions	—	—	(0.03)	(1.17)	(0.20)	—

Net asset value, end of period	$16.71	$23.56	$23.47	$20.88	$20.55	$22.81

Total Return[4]
Based on net asset value	(29.07)%[5]	0.38%	12.59%	6.57%	(9.25)%	6.04%[6,7]

Ratios to Average Net Assets
Total expenses[8]	2.16%[9]	2.06%[10]	2.10%[10]	2.07%[10]	2.04%[10]	2.06%[10]

Total expenses after fees waived and/or reimbursed and paid indirectly[8]	2.10%[9]	2.05%	2.09%	2.07%	2.03%	2.05%

Net investment loss[8]	(0.87)%[9]	(1.47)%	(1.12)%	(1.50)%	(1.29)%	(1.07)%

Supplemental Data
Net assets, end of period (000)	$56,460	$83,948	$103,407	$132,808	$146,186	$142,490

Portfolio turnover rate	28%	56%	33%	15%	40%	16%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.95%.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.01%	0.01%	—	—	—	—

[9]	Annualized.

[10]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014, September 30, 2011 and September 30, 2010, the ratio would have been 2.05%, 1.99% ,and 2.05%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2013 and September 30, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	35

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock All-Cap Energy & Resources Portfolio	All-Cap Energy & Resources	Non-diversified
BlackRock Emerging Markets Dividend Fund	Emerging Markets Dividend	Diversified
BlackRock Energy & Resources Portfolio	Energy & Resources	Non-diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Service Shares are sold only to certain eligible investors. Investor B Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Service Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of

36	BLACKROCK FUNDS	MARCH 31, 2015

Notes to Financial Statements (continued)

investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, each Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of a Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when

BLACKROCK FUNDS	MARCH 31, 2015	37

Notes to Financial Statements (continued)

the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Participation Notes: Emerging Markets Dividend may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer Emerging Markets Dividend a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow Emerging Markets Dividend to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, Emerging Markets Dividend the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by Emerging Markets Dividend as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Emerging Markets Dividend must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by Emerging Markets Dividend since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of March 31, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the

38	BLACKROCK FUNDS	MARCH 31, 2015

Notes to Financial Statements (continued)

defaulting party or request additional collateral. In the event that a borrower defaults, each Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

Emerging Markets Dividend engages in various portfolio investment strategies using derivative contracts both to increase the returns of Emerging Markets Dividend and/or to economically manage its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Emerging Markets Dividend enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by Emerging Markets Dividend, help to manage the overall exposure to the currencies in which some of the investments held by Emerging Markets Dividend are denominated. The contract is marked-to-market daily and the change in market value is recorded by Emerging Markets Dividend as an unrealized gain or loss. When the contract is closed, Emerging Markets Dividend records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of Emerging Markets Dividend’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2015
		Value
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	$3,241	$3,167

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended March 31, 2015
	Net Realized Gain (Loss) from	Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency transactions/ translations	$12,395	$(13,350)

For the six months ended March 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$147,514
Average amounts sold - in USD	$84,966

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

BLACKROCK FUNDS	MARCH 31, 2015	39

Notes to Financial Statements (continued)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between Emerging Markets Dividend and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, Emerging Markets Dividend may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event Emerging Markets Dividend’s net assets decline by a stated percentage or Emerging Markets Dividend fails to meet the terms of its ISDA Master Agreements, which the result would cause Emerging Markets Dividend to accelerate payment of any net liability owed to the counterparty.

As of March 31, 2015, Emerging Markets Dividend’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$3,241	$3,167

Total derivative assets and liabilities subject to an Master Netting Agreement (“MNA”)	$3,241	$3,167

As of March 31, 2015, the following table presents Emerging Markets Dividend’s derivative assets and/or liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by Emerging Markets Dividend:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Deutsche Bank AG	$3,241	—	—	—	$3,241

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
BNP Paribas S.A	$3,167	—	—	—	$3,167

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.
[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund, except Emerging Markets Dividend, pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.750%
$1 Billion - $2 Billion	0.700%
$2 Billion - $3 Billion	0.675%
Greater than $3 Billion	0.650%

40	BLACKROCK FUNDS	MARCH 31, 2015

Notes to Financial Statements (continued)

Emerging Markets Dividend pays the Manager a monthly fee based on a percentage of its average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.00%
$1 Billion - $3 Billion	0.94%
$3 Billion - $5 Billion	0.90%
$5 Billion - $10 Billion	0.87%
Greater than $10 Billion	0.85%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by the Manager in the Statements of Operations. For the six months ended March 31, 2015, the amounts waived were as follows:

All-Cap Energy & Resources	$1,536
Emerging Markets Dividend	$35
Energy & Resources	$4,680

The Manager, on behalf of each Fund, entered into sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B	Investor C
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the six months ended March 31, 2015, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$1,964	$94,009	$14,848	$256,051	$366,872
Emerging Markets Dividend	—	$2,108	—	$2,392	$4,500
Energy & Resources	—	$324,239	$10,735	$309,852	$644,826

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2015, Energy & Resources paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Total
Energy & Resources	$19,575	$72	$19,647

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2015, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

BLACKROCK FUNDS	MARCH 31, 2015	41

Notes to Financial Statements (continued)

	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$513	$22	$7,973	$952	$2,046	$11,506
Emerging Markets Dividend	$57	—	$51	—	$45	$153
Energy & Resources	$893	—	$19,452	$833	$2,549	$23,727
For the six months ended March 31, 2015, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:
	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$21,652	$1,577	$98,027	$8,884	$51,638	$181,778
Emerging Markets Dividend	$344	—	$1,583	—	$603	$2,530
Energy & Resources	$98,972	—	$352,492	$7,295	$78,972	$537,731

Effective January 1, 2015, the Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Funds. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

Prior to January 1, 2015, BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, was paid at the annual rates below. In addition, each of the share classes was charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the six months ended March 31, 2015, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

All-Cap Energy & Resources	$53,242
Emerging Markets Dividend	$557
Energy & Resources	$147,047

For the six months ended March 31, 2015, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$3,713	$179	$8,530	$340	$5,811	$18,573
Emerging Markets Dividend	$311	—	$192	—	$54	$557
Energy & Resources	$12,478	—	$29,561	$246	$7,049	$49,334

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

42	BLACKROCK FUNDS	MARCH 31, 2015

Notes to Financial Statements (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	BlackRock	Institutional	Service	Investor A	Investor B	Investor C	Class R
All-Cap Energy & Resources	0.92%[1]	0.96%	1.38%	1.38%	2.10%	2.10%	1.83%[1]
Emerging Markets Dividend	N/A	1.50%	N/A	1.75%	N/A	2.50%	N/A
Energy & Resources	N/A	1.07%	1.38%[1]	1.38%	2.10%	2.10%	1.94%[1]

[1]	There were no shares outstanding as of March 31, 2015.

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2016, unless approved by the Board, including a majority of the independent Trustees.

These amounts waived or reimbursed are included in fees waived by the Manager, and shown as administration fees waived, administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and expenses reimbursed by the Manager, respectively, in the Statements of Operations. For the six months ended March 31, 2015, the Manager waived $15 and $24,559 of investment advisory fees for All-Cap Energy & Resources and Emerging Markets Dividend, respectively, which is included in fees waived by the Manager.

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$3,713	$143	$8,530	$340	$5,811	$18,537
Emerging Markets Dividend	$304	—	$192	—	$54	$550
Energy & Resources	$5,220	—	$24,903	$246	$6,686	$37,055

Transfer Agent Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$514	$9	$7,972	$952	$2,043	$11,490
Emerging Markets Dividend	$55	—	$51	—	$45	$151
Energy & Resources	$164	—	$11,320	$833	$2,349	$14,666

Transfer Agent Fees Reimbursed	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$18,001	$121	$19,023	$5,491	$8,830	$51,466
Emerging Markets Dividend	$240	—	$1,504	—	$551	$2,295
Energy & Resources	$923	—	$20,440	$4,078	$8,313	$33,754

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2015, the Manager recouped waivers and/or reimbursements previously recorded of $2,465 for Energy & Resources Institutional Shares.

BLACKROCK FUNDS	MARCH 31, 2015	43

Notes to Financial Statements (continued)

On March 31, 2015, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires September 30,
	2015	2016	2017
All-Cap Energy & Resources
Fund Level	$406	$9,430	$15
Institutional	$25,585	$14,085	$22,228
Service	—	$65	$273
Investor A	$540	$11,605	$35,525
Investor B	$22,079	$15,786	$6,783
Investor C	$7,867	$11,239	$16,684
Emerging Markets Dividend
Fund Level	$221,737	$248,998	$95,139
Institutional	$1,750	$1,503	$599
Investor A	$1,610	$3,247	$1,747
Investor C	$461	$1,046	$650
Energy & Resources
Institutional	—	$6,343	$6,307
Investor A	—	—	$56,663
Investor B	$11,644	$8,537	$5,157
Investor C	—	$1,415	$17,348

For the six months ended March 31, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

All-Cap Energy & Resources	$9,743
Emerging Markets Dividend	$439
Energy & Resources	$14,515

For the six months ended March 31, 2015, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
All-Cap Energy & Resources	$9,184	$134	$1,984
Emerging Markets Dividend	—	—	$37
Energy & Resources	$1	$300	$3,866

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specific threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. The share of securities lending income earned by each Fund is shown as securities lending — affiliated —net in the Statements of Operations. For the six months ended March 31, 2015, All-Cap Energy & Resources and Emerging Markets Dividend paid BIM $10 and $23, respectively, for securities lending agent services.

Emerging Markets Dividend recorded payments from an affiliate to compensate for foregone securities lending revenue, which is shown as other income — affiliated in the Statements of Operations.

44	BLACKROCK FUNDS	MARCH 31, 2015

Notes to Financial Statements (continued)

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2015, were as follows:

	Purchases	Sales
All-Cap Energy & Resources	$37,760,081	$44,522,544
Emerging Markets Dividend	$1,409,432	$1,746,606
Energy & Resources	$169,751,900	$124,179,500

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on All-Cap Energy & Resources’ and Energy & Resources’ U.S. federal tax returns remains open for each of the four years ended September 30, 2014. The statute of limitations on Emerging Markets Dividend’s U.S. federal tax returns remains open for the period ended September 30, 2011 and the three years ended September 30, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of September 30, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
2018	$51,018,124	—	—
2019	—	$18,788	—
No expiration date[1]	—	622,302	$87,909,363
Total	$51,018,124	$641,090	$87,909,363

[1]	Must be utilized prior to losses subject to expiration.

As of March 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Tax cost	$155,963,411	$4,293,263	$448,634,437

Gross unrealized appreciation	$12,496,798	$382,884	$42,689,168
Gross unrealized depreciation	(17,733,829)	(285,930)	(81,953,010)

Net unrealized appreciation (depreciation)	$(5,237,031)	$96,954	$(39,263,842)

8. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Funds, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Funds, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following

BLACKROCK FUNDS	MARCH 31, 2015	45

Notes to Financial Statements (continued)

terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2015, the Funds did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of March 31, 2015, All-Cap Energy & Resources and Energy & Resources invested a significant portion of their assets in securities in the energy sector. Changes in economic conditions affecting such sector would have a greater impact on All-Cap Energy & Resources and Energy & Resources and could affect the value, income and/or liquidity of positions in such securities.

As of March 31, 2015, Emerging Markets Dividend had the following industry classifications:

Industry	Percent of Long-Term Investments
Banks	19%
Transportation Infrastructure	11
Semiconductors & Semiconductor Equipment	10
Wireless Telecommunication Services	9
Insurance	7
Oil, Gas & Consumable Fuels	6
Other[1]	38

[1]	All other industries held were each less than 5% of long-term investments.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
All-Cap Energy & Resources	Shares	Amount	Shares	Amount
Institutional
Shares sold	898,879	$12,400,701	646,900	$10,752,489
Shares issued in reinvestment of distributions	39,582	525,654	15,019	206,142
Shares redeemed	(821,405)	(11,162,721)	(732,240)	(11,884,287)

Net increase (decrease)	117,056	$1,763,634	(70,321)	$(925,656)

Service
Shares sold	5,833	$77,369	23,463	$375,705
Shares issued in reinvestment of distributions	1,395	18,098	521	7,757
Shares redeemed	(28,269)	(387,328)	(49,100)	(757,516)

Net decrease	(21,041)	$(291,861)	(25,116)	$(374,054)

46	BLACKROCK FUNDS	MARCH 31, 2015

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
All-Cap Energy & Resources (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	784,151	$10,478,685	958,490	$15,089,057
Shares issued in reinvestment of distributions	66,408	859,979	28,029	439,558
Shares redeemed	(1,156,396)	(15,581,719)	(2,140,226)	(33,842,288)

Net decrease	(305,837)	$(4,243,055)	(1,153,707)	$(18,313,673)

Investor B
Shares sold	2,575	$33,706	4,098	$60,909
Shares redeemed and automatic conversion of shares	(63,565)	(809,317)	(436,554)	(6,458,408)

Net decrease	(60,990)	$(775,611)	(432,456)	$(6,397,499)

Investor C
Shares sold	608,535	$7,559,112	271,508	$4,146,097
Shares issued in reinvestment of distributions	13,701	169,204	—	—
Shares redeemed	(1,004,653)	(12,792,014)	(1,015,038)	(15,064,990)

Net decrease	(382,417)	$(5,063,698)	(743,530)	$(10,918,893)

Total Net Decrease	(653,229)	$(8,610,591)	(2,425,130)	$(36,929,775)

Emerging Markets Dividend
Institutional
Shares sold	23,810	$201,559	14,124	$128,245
Shares issued in reinvestment of distributions	409	3,382	391	3,458
Shares redeemed	(15,025)	(124,865)	(3,794)	(34,150)

Net increase	9,194	$80,076	10,721	$97,553

Investor A
Shares sold	40,644	$342,661	106,687	$958,337
Shares issued in reinvestment of distributions	3,014	24,954	4,316	38,037
Shares redeemed	(103,785)	(867,233)	(41,532)	(366,879)

Net increase (decrease)	(60,127)	$(499,618)	69,471	$629,495

Investor C
Shares sold	6,199	$52,319	34,522	$301,649
Shares issued in reinvestment of distributions	693	5,717	840	7,376
Shares redeemed	(17,001)	(139,000)	(1,751)	(15,426)

Net increase (decrease)	(10,109)	$(80,964)	33,611	$293,599

Total Net Increase (Decrease)	(61,042)	$(500,506)	113,803	$1,020,647

Energy & Resources
Institutional
Shares sold	2,796,180	$90,068,297	725,115	$29,170,844
Shares redeemed	(829,077)	(24,367,807)	(1,089,938)	(42,500,141)

Net increase (decrease)	1,967,103	$65,700,490	(364,823)	$(13,329,297)

BLACKROCK FUNDS	MARCH 31, 2015	47

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
Energy & Resources (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	1,467,250	$36,217,985	1,705,523	$59,839,840
Shares redeemed	(2,387,301)	(60,407,512)	(4,044,870)	(138,244,319)

Net decrease	(920,051)	$(24,189,527)	(2,339,347)	$(78,404,479)

Investor B
Shares sold	1,960	$34,104	2,941	$75,125
Shares redeemed and automatic conversion of shares	(25,275)	(476,157)	(66,483)	(1,647,628)

Net decrease	(23,315)	$(442,053)	(63,542)	$(1,572,503)

Investor C
Shares sold	544,893	$9,581,215	279,728	$7,033,404
Shares redeemed	(728,280)	(13,552,207)	(1,122,560)	(27,505,260)

Net decrease	(183,387)	$(3,970,992)	(842,832)	$(20,471,856)

Total Net Increase (Decrease)	840,350	$37,097,918	(3,610,544)	$(113,778,135)

At March 31, 2015, shares owned by affiliates of Emerging Markets Dividend were as follows:

Institutional	Investor A	Investor C
296,000	2,000	2,000

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 23, 2015, the 364-day, $2.1 billion credit agreement to which the Funds are a party, was further amended to expire on April 21, 2016, unless otherwise extended or renewed.

48	BLACKROCK FUNDS	MARCH 31, 2015

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Collette Chilton, Trustee

Frank J. Fabozzi, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Barbara G. Novick, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Trustees of the Trust and Ronald W. Forbes resigned as a Trustee of the Trust and Co-Chair of the Board. Effective January 1, 2015, Collette Chilton, Barbara G. Novick and Mark Stalnecker were appointed to serve as Trustees of the Trust.

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Trust and Fernanda Piedra became Anti- Money Laundering Compliance Officer of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisor BlackRock International Limited Edinburgh, EH3 8BL United Kingdom	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

BLACKROCK FUNDS	MARCH 31, 2015	49

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and taxexempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

50	BLACKROCK FUNDS	MARCH 31, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	MARCH 31, 2015	51

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Allcap-3/15-SAR

MARCH 31, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock FundsSM

▶   BlackRock Flexible Equity Fund

▶   BlackRock Mid-Cap Growth Equity Portfolio

▶   BlackRock Small Cap Growth Equity Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on Blackrock’s website.
TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders who hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with Blackrock:
1. Access the Blackrock website at blackrock.com
2. Select “Access Your Account”
3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FUNDS	MARCH 31, 2015

The Markets in Review

Dear Shareholder,

Market volatility has remained low from a long-term perspective, but increased over the course of 2014 amid higher valuations in risk assets (such as equities and high yield bonds), geopolitical risks, uneven global economic growth and uncertainty around policy moves from the world’s largest central banks. As the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program (which ultimately ended in October 2014), U.S. interest rates surprisingly trended lower and stock prices forged ahead despite high valuations on the back of a multi-year bull market. Geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile in the middle of the summer, stoking worries about economic growth outside the United States. As the U.S. economy continued to show steady improvement, the stronger data caused concern among investors that the Fed would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

U.S. economic growth picked up considerably in the fourth quarter while the broader global economy showed signs of slowing. U.S. markets significantly outperformed international markets even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy, which drove further strengthening in the U.S. dollar. Oil prices plummeted in the fourth quarter due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and stress in emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields became relatively attractive as compared to international sovereign debt.

Equity markets reversed in the first quarter of 2015 and U.S. stocks underperformed international markets, notably Europe and Japan, but also emerging markets. Investors had held high expectations for the U.S. economy, but after a harsh winter, first-quarter data disappointed and high valuations took their toll on U.S. stocks. Meanwhile, economic reports in Europe and Asia easily beat investors’ very low expectations for those economies, and accommodative policies from global central banks helped international equities rebound. The ECB’s asset purchase program (announced in January and commenced in March) was the largest in scale and effect on the markets. Overall, market volatility decreased in the first quarter as global risks abated, with a ceasefire in Ukraine and an improving outlook for Greece’s continued membership in the Eurozone.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.93%	12.73%
U.S. small cap equities (Russell 2000® Index)	14.46	8.21
International equities (MSCI Europe, Australasia, Far East Index)	1.13	(0.92)
Emerging market equities (MSCI Emerging Markets Index)	(2.37)	0.44
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	6.25	9.88
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	3.43	5.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.29	6.60
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.50	2.00

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2015	BlackRock Flexible Equity Fund

Investment Objective

BlackRock Flexible Equity Fund’s (the “Fund”) investment objective is to seek to achieve long-term total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2015, the Fund underperformed its benchmark, the S&P 500® Index.

What factors influenced performance?

•

In a positive market environment, portfolio protection in the form of cash and short index futures were the largest detractors from performance. Due to concerns regarding stock market valuations, the Fund’s investment advisor sought to insulate the Fund from absolute losses and reduce beta by maintaining an elevated cash position and a series of short index futures positions. (Beta measures a portfolio’s volatility relative to the market as a whole.) The elevated cash position detracted from relative performance given that equity markets rallied during the fourth quarter of 2014. Short index positions on the Nikkei 225® Index, Russell 2000® Index, Nasdaq 100® Index and S&P 500® Index all detracted from performance at a time in which these indices gained ground.

•

The Fund’s positions in North American oil & gas producers detracted from performance as the rapid decline in global oil prices pressured both groups during the period. While the Fund strived to emphasize producers with the ability to remain profitable in a low-price environment, even these types of companies were punished amid the broader sell-off in the energy sector. Against this backdrop, holdings Suncor Energy, Inc., Painted Pony Petroleum, Ltd. and EQT Corp. detracted from overall results.

•

The Fund’s positioning in the information technology (“IT”) sector also hindered relative performance, with an overweight in poor-performing Micron Technology, Inc. and an underweight in Apple, Inc. having the largest negative impact.

•

Conversely, the Fund experienced positive stock selection across multiple sectors. Within consumer discretionary, Orbitz Worldwide, Inc. made the largest contribution to return after industry leader Expedia, Inc. announced it would acquire the company at a premium. Since Orbitz Worldwide, Inc. was a top ten position in the Fund, the resulting rally in the stock helped buoy overall portfolio results. The

Fund had initiated the investment on the belief that the company was well positioned to either engage in a share buyback or be acquired by a competitor or private equity firm.

•

When combined with the positive impact from currency management, the Fund’s position in Japan Airlines Co., Ltd. also made an important contribution to results. Falling oil prices provided a lift to the airline industry globally, boosting the share price of the Japanese carrier. Additionally, in a period of increased currency volatility and U.S. dollar strength, the decision to manage yen exposure in the stock proved to be a key driver of returns.

•	Lastly, the Fund benefited from its position in managed-care firm UnitedHealth Group Inc., which rallied due to continued operating success and widespread strength in the broader health care sector.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement, the Fund’s weighting in the health care sector increased substantially during the period, specifically within the health care providers & services industry. In addition, the Fund increased its allocations to financials (mainly banks), IT (largely within the internet software & services and communications equipment industries) and consumer staples (primarily beverages).

•

The Fund’s weighting in the consumer discretionary sector decreased significantly, with the largest reduction occurring in the media industry. The Fund also reduced its position in the energy sector, especially within the oil, gas & consumable fuels segment, and in materials, namely in the metals & mining industry.

Describe portfolio positioning at period end.

•

Relative to the S&P 500® Index, the Fund ended the period with its largest sector overweight in health care, followed by financials and IT. Utilities, consumer staples and telecommunication services were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

UnitedHealth Group, Inc.	5%
CVS Health Corp.	3
JPMorgan Chase & Co.	3
Comcast Corp., Class A	3
Lowe’s Companies, Inc.	3
Google, Inc., Class A	3
3M Co.	3
U.S. Bancorp	3
Bank of America Corp.	3
American International Group, Inc.	2

Sector Allocation	Percent of Long-Term Investments

Information Technology	23%
Health Care	21
Financials	19
Consumer Discretionary	13
Industrials	8
Consumer Staples	7
Energy	7
Materials	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	BLACKROCK FUNDS	MARCH 31, 2015

BlackRock Flexible Equity Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and equity-like securities and instruments with similar economic characteristics. The Fund seeks to invest in securities issued by North American companies. The Fund may invest in companies of any market capitalization size, style, or sector. The Fund’s total return prior to July 31, 2012 are the returns of the Fund when it followed a different investment strategy.

[3]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended March 31, 2015
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	4.42%	4.06%	N/A	8.44%	N/A	6.43%	N/A
Service	4.17	3.73	N/A	8.09	N/A	6.12	N/A
Investor A	4.27	3.75	(1.70)%	8.10	6.94%	6.11	5.54%
Investor B	3.82	2.93	(0.92)	7.26	6.96	5.47	5.47
Investor C	3.79	2.89	2.04	7.25	7.25	5.30	5.30
Class R	4.05	3.41	N/A	7.72	N/A	6.02	N/A
S&P 500® Index	5.93	12.73	N/A	14.47	N/A	8.01	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,044.20	$4.69	$1,000.00	$1,020.34	$4.63	0.92%
Service	$1,000.00	$1,041.70	$6.26	$1,000.00	$1,018.80	$6.19	1.23%
Investor A	$1,000.00	$1,042.70	$6.32	$1,000.00	$1,018.75	$6.24	1.24%
Investor B	$1,000.00	$1,038.20	$10.21	$1,000.00	$1,014.91	$10.10	2.01%
Investor C	$1,000.00	$1,037.90	$10.21	$1,000.00	$1,014.91	$10.10	2.01%
Class R	$1,000.00	$1,040.50	$8.14	$1,000.00	$1,016.95	$8.05	1.60%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2015	5

Fund Summary as of March 31, 2015	BlackRock Mid-Cap Growth Equity Portfolio

Investment Objective

BlackRock Mid-Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2015, the Fund outperformed its benchmark, the Russell Midcap® Growth Index.

What factors influenced performance?

•

In sector terms, relative performance was supported by the Fund’s limited exposure to the energy sector, which posted significant declines in the reporting period. Additional contributions came from favorable stock selection within information technology (“IT”), particularly software & services, as well as from positioning in health care, namely biotechnology and pharmaceuticals.

•

On an individual stock basis, BioMarin Pharmaceuticals Inc., Vipshop Holdings Ltd. and United Therapeutics Corp. were the Fund’s top contributors. BioMarin gained on improved financial results and investor excitement around the company’s drug pipeline that focuses on rare diseases/disorders. The announced acquisition of Dutch biotech firm Prosensa Holding NV was also a driver in the period, as was market speculation that BioMarin itself could be the next big takeover target in the industry. Vipshop Holdings outperformed after adding a record number of customers in the fourth quarter of 2014 and beating top- and bottom-line expectations. Shares of United Therapeutics climbed after the company received a favorable ruling in its patent infringement lawsuit against competitor Sandoz. Greater appreciation for the potential of the company’s oral version of Remodulin may also have lent support to the stock price.

•	Positions in lululemon athletica inc., Madison Square Garden Co. and Acuity Brands Inc. also added to relative returns.

•

Conversely, at the sector level, industrials was the main source of weakness in the six-month period, with marine industry holding Kirby Corp. as the Fund’s leading individual detractor. The company experienced a rapid and sharp decline in its on-land diesel engine services business as uncertainty for land-based oil drilling led to order cancellations for new engines. Positioning within airlines and commercial services & supplies further hindered performance in the industrials sector.

•

Elsewhere in the Fund, positions in Netflix Inc. and Liberty TripAdvisor Holdings Inc. detracted from relative returns. Netflix shares sank early in the reporting period after third-quarter subscriber growth missed the company’s prior guidance. Notably, the stock rebounded in the second half as its fourth-quarter earnings report showed subscriber growth back on trend. Liberty TripAdvisor Holdings lagged as subsidiary TripAdvisor Inc. underperformed due to disappointing earnings and a perceived lack of progress on its direct booking initiative. Additionally, investors worried about negative foreign exchange impact, as well as what a stronger dollar might mean for cross-border travel and the company’s future guidance.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Fund’s weighting in the consumer discretionary sector increased, most notably within textiles, apparel & luxury goods, multiline retail and specialty retail. The allocation to IT increased as well, mainly within the software industry. The Fund’s weighting in the industrials sector decreased substantially, with reductions in several industries, including road & rail, machinery, electrical equipment and commercial services & supplies.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s largest sector overweight relative to the Russell Midcap® Growth Index was in consumer discretionary, wherein internet & catalog retail exposure was balanced by idiosyncratic opportunities across segments, including media, textiles, apparel & luxury goods, and specialty retail. Industrials was the most significant underweight.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

United Therapeutics Corp.	4%
Liberty Ventures, Series A	4
Netflix, Inc.	3
Liberty TripAdvisor Holdings, Inc., Class A	3
The Madison Square Garden Co., Class A	3
Dollar General Corp.	3
FleetCor Technologies, Inc.	3
Vipshop Holdings Ltd. - ADR	3
Vertex Pharmaceuticals, Inc.	3
Uber Technologies, Inc., Series D	2

Sector Allocation	Percent of Long-Term Investments

Consumer Discretionary	38%
Information Technology	20
Health Care	18
Industrials	8
Financials	6
Consumer Staples	5
Telecommunication Services	2
Materials	2
Energy	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	BLACKROCK FUNDS	MARCH 31, 2015

BlackRock Mid-Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization companies, which Fund management believes have above-average earnings growth potential.

[3]

An unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. They generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Performance Summary for the Period Ended March 31, 2015
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	14.16%	16.53%	N/A	15.28%	N/A	9.69%	N/A
Service	13.92	15.98	N/A	14.75	N/A	9.26	N/A
Investor A	13.96	16.17	10.07%	14.90	13.66%	9.26	8.67%
Investor B	13.58	15.32	10.85	14.03	13.79	8.60	8.60
Investor C	13.57	15.32	14.33	14.01	14.01	8.44	8.44
Class R	13.83	15.90	N/A	14.65	N/A	9.11	N/A
Russell Midcap® Growth Index	11.53	15.56	N/A	16.43	N/A	10.19	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,141.60	$5.77	$1,000.00	$1,019.55	$5.44	1.08%
Service	$1,000.00	$1,139.20	$7.95	$1,000.00	$1,017.50	$7.49	1.49%
Investor A	$1,000.00	$1,139.60	$7.41	$1,000.00	$1,018.00	$6.99	1.39%
Investor B	$1,000.00	$1,135.80	$11.50	$1,000.00	$1,014.16	$10.85	2.16%
Investor C	$1,000.00	$1,135.70	$11.50	$1,000.00	$1,014.16	$10.85	2.16%
Class R	$1,000.00	$1,138.30	$8.80	$1,000.00	$1,016.70	$8.30	1.65%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2015	7

Fund Summary as of March 31, 2015	BlackRock Small Cap Growth Equity Portfolio

Investment Objective

BlackRock Small Cap Growth Equity Portfolio’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2015, the Fund underperformed its benchmark, the Russell 2000® Growth Index.

What factors influenced performance?

•

The Fund’s underperformance was attributable primarily to stock selection within the energy and industrials sectors. Within energy, positions in domestic oil & gas producer Bonanza Creek Energy, Inc. and oil & gas equipment & services company Basic Energy Services, Inc. detracted most from performance. Shares of Bonanza Creek Energy fell sharply along with crude oil and natural gas prices, as investors expected increasing supply along with decreasing global demand for these commodities to hurt the company’s margins and revenues. Even with lower investor expectations, the company missed earnings and revenue estimates for the last two quarters of 2014. Basic Energy Services was also hurt by lower oil prices and industry weakness, along with misses on earnings and revenues. Within industrials, weaker expectations for domestic crude oil production negatively impacted railcar manufacturer The Greenbrier Cos, Inc., which has benefited extensively from demand for railcars driven by shale oil production. A position in metal and gas cylinder manufacturer Luxfer Holdings PLC lagged, as the company’s results were also hurt by the energy sector weakness.

•	Stock selection within the information technology (“IT”) sector made the most significant positive contribution to performance. The Fund’s position in Ambarella, Inc., a producer of high-definition chips for video cameras, appreciated considerably after the company released earnings and revenues that were above expectations. The company’s processing chips are used for high-definition wearable cameras, wireless security cameras and dashboard and rear-view cameras for automobiles. Ambarella is the exclusive chip supplier to wearable sports camera leader GoPro, which accounts for about one-third of the company’s revenues. A position in supply chain technology provider Manhattan Associates, Inc. contributed to performance, as the company’s shares appreciated on better-than-expected earnings, revenues and forward guidance. A position in flash memory producer Spansion, Inc. rose significantly over the period on strong earnings, as well as the announcement of an accretive merger with integrated circuits company Cypress Semiconductor, which is expected to achieve considerable cost synergies.

Describe recent portfolio activity.

•	During the six-month period, the Fund’s weightings in the health care and consumer discretionary sectors increased while the weightings in energy and IT decreased.

Describe portfolio positioning at period end.

•

Relative to the Russell 2000 Growth® Index, the Fund’s most significant sector overweight position as of period end was consumer discretionary while the most significant underweight position was in IT.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Manhattan Associates, Inc.	2%
STERIS Corp.	2
LogMeIn, Inc.	2
Burlington Stores, Inc.	2
Tenneco, Inc.	2
Jack in the Box, Inc.	2
JetBlue Airways Corp.	2
DuPont Fabros Technology, Inc.	2
Syntel, Inc.	2
Boise Cascade Co.	2

Sector Allocation	Percent of Long-Term Investments

Health Care	25%
Information Technology	25
Consumer Discretionary	18
Industrials	14
Financials	8
Materials	4
Consumer Staples	3
Energy	2
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

8	BLACKROCK FUNDS	MARCH 31, 2015

BlackRock Small Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States.

[3]

An unmanaged index that measures performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

Performance Summary for the Period Ended March 31, 2015
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	11.82%	7.99%	N/A	14.07%	N/A	10.13%	N/A
Service	11.64	7.67	N/A	13.74	N/A	9.83	N/A
Investor A	11.65	7.67	2.01%	13.69	12.47%	9.75	9.16%
Investor B	11.12	6.75	3.54	12.72	12.57	8.99	8.99
Investor C	11.23	6.80	6.09	12.76	12.76	8.81	8.81
Russell 2000® Growth Index	17.36	12.06	N/A	16.58	N/A	10.02	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,118.20	$4.38	$1,000.00	$1,020.79	$4.18	0.83%
Service	$1,000.00	$1,116.40	$6.07	$1,000.00	$1,019.20	$5.79	1.15%
Investor A	$1,000.00	$1,116.50	$6.07	$1,000.00	$1,019.20	$5.79	1.15%
Investor B	$1,000.00	$1,111.20	$10.95	$1,000.00	$1,014.56	$10.45	2.08%
Investor C	$1,000.00	$1,112.30	$10.22	$1,000.00	$1,015.26	$9.75	1.94%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2015	9

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•	Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of

0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to October 2, 2006, Class R performance results of BlackRock Mid-Cap Growth Equity Portfolio are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to July 30, 2010, Class R performance results of BlackRock Flexible Equity Fund are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees after the applicable termination date. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements.

10	BLACKROCK FUNDS	MARCH 31, 2015

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2014 and held through March 31, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	11

Consolidated Schedule of Investments March 31, 2015 (Unaudited)	BlackRock Flexible Equity Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.2%
Honeywell International, Inc.	8,100	$844,911
Raytheon Co.	53,176	5,809,478

		6,654,389
Air Freight & Logistics — 1.1%
FedEx Corp.	38,037	6,293,222
Airlines — 1.8%
Southwest Airlines Co.	87,650	3,882,895
United Continental Holdings, Inc. (a)	87,475	5,882,694

		9,765,589
Auto Components — 0.6%
Lear Corp.	27,700	3,069,714
Banks — 11.8%
Bank of America Corp.	882,604	13,583,276
Citigroup, Inc.	238,971	12,311,786
JPMorgan Chase & Co.	262,554	15,905,521
SunTrust Banks, Inc.	180,039	7,397,803
U.S. Bancorp	316,757	13,832,778
Wells Fargo & Co.	49,409	2,687,850

		65,719,014
Beverages — 2.7%
Dr Pepper Snapple Group, Inc.	115,590	9,071,503
Molson Coors Brewing Co., Class B	80,911	6,023,824

		15,095,327
Biotechnology — 1.9%
Amgen, Inc.	65,942	10,540,829
Capital Markets — 1.2%
Atlas Mara Co-Nvest Ltd. (a)	93,690	655,830
Freedom Pay, Inc. (a)	43,051	—
The Goldman Sachs Group, Inc.	32,111	6,035,905

		6,691,735
Chemicals — 0.3%
The Dow Chemical Co.	39,097	1,875,874
Communications Equipment — 3.2%
Brocade Communications Systems, Inc.	397,945	4,721,617
Cisco Systems, Inc.	331,545	9,125,776
QUALCOMM, Inc.	56,040	3,885,814

		17,733,207
Consumer Finance — 2.5%
Discover Financial Services	161,822	9,118,670
SLM Corp. (a)	493,733	4,581,842

		13,700,512
Containers & Packaging — 0.7%
Packaging Corp. of America	51,403	4,019,201
Electronic Equipment, Instruments & Components — 0.5%
Zebra Technologies Corp., Class A (a)	31,261	2,835,842
Energy Equipment & Services — 2.4%
Atwood Oceanics, Inc.	58,395	1,641,483
Halliburton Co.	24,076	1,056,455
Schlumberger Ltd.	104,580	8,726,155

Common Stocks	Shares	Value
Energy Equipment & Services (concluded)
Weatherford International PLC (a)	139,743	$1,718,839

		13,142,932
Food & Staples Retailing — 4.1%
CVS Health Corp.	175,080	18,070,007
The Kroger Co.	8,200	628,612
Wal-Mart Stores, Inc.	51,465	4,232,996

		22,931,615
Food Products — 0.4%
Pilgrim’s Pride Corp. (b)	37,405	844,979
Tyson Foods, Inc., Class A	40,009	1,532,345

		2,377,324
Health Care Equipment & Supplies — 0.1%
Medtronic PLC	7,560	589,604
Health Care Providers & Services — 14.2%
Aetna, Inc.	117,700	12,538,581
Centene Corp. (a)	98,564	6,967,489
Cigna Corp.	66,840	8,651,770
Express Scripts Holding Co. (a)	22,834	1,981,306
Humana, Inc.	4,200	747,684
Laboratory Corp. of America Holdings (a)	52,646	6,638,134
McKesson Corp.	33,537	7,586,069
UnitedHealth Group, Inc.	227,683	26,932,622
Universal Health Services, Inc., Class B	58,239	6,855,313

		78,898,968
Hotels, Restaurants & Leisure — 1.7%
Carnival Corp.	135,649	6,489,448
Las Vegas Sands Corp.	50,222	2,764,219

		9,253,667
Industrial Conglomerates — 2.5%
3M Co.	84,054	13,864,707
Insurance — 3.5%
American International Group, Inc.	231,635	12,691,282
The Travelers Cos., Inc.	65,113	7,040,669

		19,731,951
Internet & Catalog Retail — 0.5%
The Priceline Group, Inc. (a)	2,221	2,585,577
Internet Software & Services — 3.9%
Facebook, Inc., Class A (a)	94,639	7,780,745
Google, Inc., Class A (a)	25,550	14,172,585

		21,953,330
IT Services — 3.0%
Alliance Data Systems Corp. (a)	3,725	1,103,531
Amdocs Ltd.	72,853	3,963,203
Cognizant Technology Solutions Corp., Class A (a)	43,501	2,714,027
DST Systems, Inc.	10,830	1,198,989
MasterCard, Inc., Class A	32,326	2,792,643
ServiceSource International, Inc. (a)	557,644	1,728,696
Total System Services, Inc.	82,088	3,131,657

		16,632,746

Portfolio Abbreviations
ADR	American Depositary Receipts	EUR	Euro	USD	U.S. Dollar
CAD	Canadian Dollar	JPY	Japanese Yen
CVR	Contingent Value Rights	KRW	Korean Won

See Notes to Financial Statements.

12	BLACKROCK FUNDS	MARCH 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Flexible Equity Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Machinery — 0.7%
Parker Hannifin Corp.	34,655	$4,116,321
Media — 3.1%
Comcast Corp., Class A	267,716	15,117,923
Omnicom Group, Inc.	30,701	2,394,064

		17,511,987
Multiline Retail — 0.7%
Macy’s, Inc.	60,810	3,947,177
Multi-Utilities — 0.4%
Public Service Enterprise Group, Inc.	48,129	2,017,568
Oil, Gas & Consumable Fuels — 4.4%
BP PLC — ADR	159,683	6,245,202
Exxon Mobil Corp.	21,359	1,815,515
Hess Corp.	54,612	3,706,516
Marathon Petroleum Corp.	26,003	2,662,447
PBF Energy, Inc., Class A	42,158	1,429,999
Suncor Energy, Inc.	242,587	7,095,670
Tesoro Corp.	16,922	1,544,809

		24,500,158
Paper & Forest Products — 0.7%
Domtar Corp.	78,475	3,627,115
Pharmaceuticals — 4.5%
AstraZeneca PLC — ADR	81,969	5,609,139
Johnson & Johnson	19,164	1,927,898
Pfizer, Inc.	17,382	604,720
Shire PLC — ADR	22,449	5,371,821
Teva Pharmaceutical Industries Ltd. — ADR	180,486	11,244,278

		24,757,856
Road & Rail — 0.9%
Norfolk Southern Corp.	34,624	3,563,502
Union Pacific Corp.	14,282	1,546,883

		5,110,385
Semiconductors & Semiconductor Equipment — 4.1%
Intel Corp.	345,522	10,804,473
Micron Technology, Inc. (a)	362,995	9,848,054
NVIDIA Corp.	112,900	2,362,434

		23,014,961
Software — 2.1%
Microsoft Corp.	177,697	7,224,272
Oracle Corp.	108,274	4,672,023

		11,896,295

Common Stocks	Shares	Value
Specialty Retail — 5.1%
The Home Depot, Inc.	78,160	$8,879,758
Lowe’s Companies, Inc.	198,647	14,777,350
Ross Stores, Inc.	44,046	4,640,687

		28,297,795
Technology Hardware, Storage & Peripherals — 5.5%
Apple Inc.	63,988	7,962,027
EMC Corp.	286,176	7,314,659
Hewlett-Packard Co.	177,663	5,535,979
Western Digital Corp.	106,112	9,657,253

		30,469,918
Textiles, Apparel & Luxury Goods — 0.6%
Deckers Outdoor Corp. (a)	18,552	1,351,884
Fossil Group, Inc. (a)	24,771	2,042,369

		3,394,253
Total Common Stocks — 98.6%		548,618,665

Investment Companies — 0.1%
Utilities Select Sector SPDR Fund	19,180	852,167
Total Long-Term Investments (Cost — $534,656,902) — 98.7%		549,470,832

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (c)(d)	1,637,791	1,637,791
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.22% (c)(d)(e)	$576	576,157
Total Short-Term Securities (Cost — $2,213,948) — 0.4%		2,213,948
Total Investments (Cost — $536,870,850) — 99.1%		551,684,780
Other Assets in Excess of Liabilities — 0.9%		4,881,233

Net Assets — 100.0%		$556,566,013

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the six months ended March 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2014	Shares Purchased		Shares Sold		Shares/Beneficial Interest Held at March 31, 2015	Value at March 31, 2015	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	49,141,411	—		47,503,620	[1]	1,637,791	$1,637,791	$7,375	$3,191
BlackRock Liquidity Series, LLC, Money Market Series	—	576,157	[2]	—		$576,157	$576,157	$76,249	—
iShares Gold Trust	946,100	1,314,000		2,260,100		—	—	—	$(602,119)

[1]	Represents net shares sold.

[2]	Represents net shares purchased.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	13

Consolidated Schedule of Investments (continued)	BlackRock Flexible Equity Fund

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	As of March 31, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	5,341,000	USD	4,297,671	Citibank N.A.	4/22/15	$(81,839)
CAD	4,213,000	USD	3,368,420	Goldman Sachs Bank USA	4/22/15	(42,957)
CAD	1,521,683	USD	1,217,605	State Street Bank and Trust Co.	4/22/15	(16,489)
EUR	1,028,728	USD	1,181,138	Citibank N.A.	4/22/15	(74,663)
EUR	1,069,857	USD	1,208,328	Deutsche Bank AG	4/22/15	(57,616)
EUR	920,457	USD	1,042,708	TD Securities, Inc.	4/22/15	(52,687)
JPY	1,090,227,000	USD	9,077,010	BNP Paribas S.A.	4/22/15	16,336
JPY	721,004,000	USD	6,027,000	Citibank N.A.	4/22/15	(13,263)
JPY	2,239,247,000	USD	18,647,898	Citibank N.A.	4/22/15	29,174
JPY	637,901,000	USD	5,333,710	Standard Chartered Bank	4/22/15	(13,116)
JPY	319,425,085	USD	2,687,999	The Bank of New York Mellon	4/22/15	(23,744)
KRW	9,000,000,000	USD	8,186,283	Standard Chartered Bank	4/22/15	(80,317)
KRW	2,419,143,024	USD	2,194,632	Standard Chartered Bank	4/22/15	(15,800)
KRW	5,843,460,082	USD	5,369,759	UBS AG	4/22/15	(106,771)
USD	9,223,664	CAD	11,075,683	TD Securities, Inc.	4/22/15	481,252
USD	144,610	EUR	131,425	Citibank N.A.	4/22/15	3,252
USD	3,334,688	EUR	2,887,616	HSBC Bank PLC	4/22/15	228,836
USD	42,167,238	JPY	4,949,033,730	HSBC Bank PLC	4/22/15	888,426
USD	484,642	JPY	58,770,355	The Bank of New York Mellon	4/22/15	(5,549)
USD	15,955,084	KRW	17,262,603,106	Standard Chartered Bank	4/22/15	407,298
Total						$1,469,763

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

14	BLACKROCK FUNDS	MARCH 31, 2015

Consolidated Schedule of Investments (concluded)	BlackRock Flexible Equity Fund

As of March 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$548,618,665	—	—	$548,618,665
Investment Companies	852,167	—	—	852,167
Short-Term Securities	1,637,791	$576,157	—	2,213,948

Total	$551,108,623	$576,157	—	$551,684,780

[1] See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Foreign currency exchange contracts	—	$2,054,574	—	$2,054,574
Liabilities:
Foreign currency exchange contracts	—	(584,811)	—	(584,811)

Total	—	$1,469,763	—	$1,469,763

[2]     Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2015, collateral on securities loaned at value of $576,157 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended March 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	15

Schedule of Investments March 31, 2015 (Unaudited)	BlackRock Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Air Freight & Logistics — 1.5%
XPO Logistics, Inc. (a)	145,174	$6,601,062
Airlines — 2.2%
Spirit Airlines, Inc. (a)	121,874	9,428,173
Banks — 2.5%
First Republic Bank	113,411	6,474,634
SVB Financial Group (a)	35,304	4,485,020

		10,959,654
Beverages — 1.8%
Constellation Brands, Inc., Class A (a)	67,675	7,864,512
Biotechnology — 9.3%
BioMarin Pharmaceutical, Inc. (a)	56,825	7,081,532
Cellectis SA — ADR (a)	1,300	44,967
Intercept Pharmaceuticals, Inc. (a)	15,032	4,239,325
United Therapeutics Corp. (a)	103,808	17,900,132
Vertex Pharmaceuticals, Inc. (a)	94,887	11,193,819

		40,459,775
Capital Markets — 1.5%
Affiliated Managers Group, Inc. (a)	31,076	6,674,503
Chemicals — 1.7%
Platform Specialty Products Corp. (a)	291,302	7,474,809
Commercial Services & Supplies — 1.6%
KAR Auction Services, Inc.	189,419	7,184,663
Diversified Consumer Services — 1.8%
H&R Block, Inc.	248,977	7,984,692
Diversified Financial Services — 2.2%
Moody’s Corp.	92,437	9,594,961
Electrical Equipment — 1.5%
Acuity Brands, Inc.	37,672	6,334,924
Food & Staples Retailing — 2.2%
Sprouts Farmers Market, Inc. (a)	278,387	9,807,574
Food Products — 0.6%
Mead Johnson Nutrition Co.	24,464	2,459,366
Health Care Equipment & Supplies — 1.2%
The Cooper Cos., Inc.	27,112	5,081,331
Health Care Technology — 1.7%
athenahealth, Inc. (a)(b)	31,534	3,764,844
IMS Health Holdings, Inc. (a)	127,374	3,448,014

		7,212,858
Hotels, Restaurants & Leisure — 2.8%
Domino’s Pizza, Inc.	51,699	5,198,334
Restaurant Brands International, Inc.	184,961	7,104,352

		12,302,686
Household Durables — 1.9%
Jarden Corp. (a)	158,130	8,365,077
Internet & Catalog Retail — 13.9%
HSN, Inc.	84,291	5,751,175
Liberty TripAdvisor Holdings, Inc., Class A (a)	415,835	13,219,395
Liberty Ventures, Series A (a)	378,636	15,906,498
Netflix, Inc. (a)	34,786	14,494,978
Vipshop Holdings Ltd. — ADR (a)	382,997	11,275,432

		60,647,478
Internet Software & Services — 5.0%
58.com, Inc. — ADR (a)	47,332	2,502,916
CoStar Group, Inc. (a)	36,967	7,313,182
Hortonworks, Inc. (a)(b)	104,720	2,496,525
LinkedIn Corp., Class A (a)	37,359	9,334,520

		21,647,143

Common Stocks	Shares	Value
IT Services — 6.5%
Alliance Data Systems Corp. (a)	33,716	$9,988,365
FleetCor Technologies, Inc. (a)	76,303	11,515,649
Vantiv, Inc., Class A (a)	185,907	7,008,694

		28,512,708
Media — 5.2%
Charter Communications, Inc., Class A (a)	37,516	7,244,715
The Madison Square Garden Co., Class A (a)	150,962	12,778,933
Schibsted ASA	46,887	2,711,242

		22,734,890
Multiline Retail — 2.7%
Dollar General Corp.	154,383	11,637,391
Oil, Gas & Consumable Fuels — 1.3%
Concho Resources, Inc. (a)	49,901	5,784,524
Pharmaceuticals — 5.5%
Catalent, Inc. (a)	262,842	8,187,528
Mallinckrodt PLC (a)	59,760	7,568,604
Perrigo Co. PLC	50,310	8,328,821

		24,084,953
Professional Services — 0.5%
TriNet Group, Inc. (a)	58,009	2,043,657
Software — 3.8%
Check Point Software Technologies Ltd. (a)	85,014	6,968,598
PTC, Inc. (a)	209,835	7,589,732
Splunk, Inc. (a)	36,246	2,145,763

		16,704,093
Specialty Retail — 3.9%
The Men’s Wearhouse, Inc.	142,133	7,419,343
Restoration Hardware Holdings, Inc. (a)	98,839	9,803,840

		17,223,183
Technology Hardware, Storage & Peripherals — 1.1%
SanDisk Corp.	78,959	5,023,372
Textiles, Apparel & Luxury Goods — 5.2%
Kate Spade & Co. (a)	261,036	8,715,992
lululemon athletica, inc. (a)	120,467	7,712,297
Under Armour, Inc., Class A (a)	76,467	6,174,710

		22,602,999
Trading Companies & Distributors — 0.8%
HD Supply Holdings, Inc. (a)	113,170	3,525,811
Wireless Telecommunication Services — 2.4%
SBA Communications Corp., Class A (a)	91,070	10,664,297
Total Common Stocks — 95.8%		418,627,119

Preferred Stocks
Internet Software & Services — 2.5%
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $5,000,911) (a)(c)	322,368	10,950,905
Software — 0.9%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $2,811,905) (a)(c)	458,712	4,077,950
Total Preferred Stocks — 3.4%		15,028,855

See Notes to Financial Statements.

16	BLACKROCK FUNDS	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Warrants (d)	Shares	Value
Pharmaceuticals — 0.0%
Alexza Pharmaceuticals, Inc. (Issued/Exercisable 5/06/11, 1 Share for 1 Warrant, Expires 5/06/16, Strike Price USD 17.70)	81,252	—
Total Long-Term Investments (Cost — $321,175,040) — 99.2%		$433,655,974

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (e)(f)	2,200,167	2,200,167

Short-Term Securities	Beneficial Interest (000)	Value
BlackRock Liquidity Series, LLC, Money Market Series, 0.22% (e)(f)(g)	$2,144	$2,144,391
Total Short-Term Securities (Cost — $4,344,558) — 1.0%		4,344,558
Total Investments (Cost — $325,519,598) — 100.2%		438,000,532
Liabilities in Excess of Other Assets — (0.2)%		(939,243)

Net Assets — 100.0%		$437,061,289

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $15,028,855 and an original cost of $7,812,816 which was 3.4% of its net assets.

(d)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(e)	During the six months ended March 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2014	Net Activity	Shares/ Beneficial Interest Held at March 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,739,599	460,568	2,200,167	$841
BlackRock Liquidity Series, LLC, Money Market Series	$15,352,860	$(13,208,469)	$2,144,391	$33,275

(f)	Represents the current yield as of report date.

(g)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	17

Schedule of Investments (continued)	BlackRock Mid-Cap Growth Equity Portfolio

As of March 31, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Air Freight & Logistics	$6,601,062	—	—	$6,601,062
Airlines	9,428,173	—	—	9,428,173
Banks	10,959,654	—	—	10,959,654
Beverages	7,864,512	—	—	7,864,512
Biotechnology	40,459,775	—	—	40,459,775
Capital Markets	6,674,503	—	—	6,674,503
Chemicals	7,474,809	—	—	7,474,809
Commercial Services & Supplies	7,184,663	—	—	7,184,663
Diversified Consumer Services	7,984,692	—	—	7,984,692
Diversified Financial Services	9,594,961	—	—	9,594,961
Electrical Equipment	6,334,924	—	—	6,334,924
Food & Staples Retailing	9,807,574	—	—	9,807,574
Food Products	2,459,366	—	—	2,459,366
Health Care Equipment & Supplies	5,081,331	—	—	5,081,331
Health Care Technology	7,212,858	—	—	7,212,858
Hotels, Restaurants & Leisure	12,302,686	—	—	12,302,686
Household Durables	8,365,077	—	—	8,365,077
Internet & Catalog Retail	60,647,478	—	—	60,647,478
Internet Software & Services	21,647,143	—	—	21,647,143
IT Services	28,512,708	—	—	28,512,708
Media	20,023,648	$2,711,242	—	22,734,890
Multiline Retail	11,637,391	—	—	11,637,391
Oil, Gas & Consumable Fuels	5,784,524	—	—	5,784,524
Pharmaceuticals	24,084,953	—	—	24,084,953
Professional Services	2,043,657	—	—	2,043,657
Software	16,704,093	—	—	16,704,093
Specialty Retail	17,223,183	—	—	17,223,183
Technology Hardware, Storage & Peripherals	5,023,372	—	—	5,023,372
Textiles, Apparel & Luxury Goods	22,602,999	—	—	22,602,999
Trading Companies & Distributors	3,525,811	—	—	3,525,811
Wireless Telecommunication Services	10,664,297	—	—	10,664,297
Preferred Stocks:
Internet Software & Services	—	—	$10,950,905	10,950,905
Software	—	—	4,077,950	4,077,950
Warrants	—	—	—	—
Short-Term Securities	2,200,167	2,144,391	—	4,344,558

Total	$418,116,044	$4,855,633	$15,028,855	$438,000,532

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$1,355	—	—	$1,355
Liabilities:
Collateral on securities loaned at value	—	$(2,144,391)	—	(2,144,391)

Total	$1,355	$(2,144,391)	—	$(2,143,036)

During the six months ended March 31, 2015, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	MARCH 31, 2015

Schedule of Investments (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Securities
Assets:
Opening balance, as of September 30, 2014	$7,812,816
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[1,2]	7,216,039
Purchases	—
Sales	—
Closing balance, as of March 31, 2015	$15,028,855

Net change in unrealized appreciation/depreciation on investments still held at March 31, 2015[2]	$7,216,039

[1]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[2]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at March 31, 2015 is generally due to investments no longer held or categorized as level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of March 31, 2015.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Preferred Stocks[3]	$15,028,855	Probability-Weighted Expected Return Model	Years to IPO[4]	0.75-2.9
			IPO Exit Probability[5]	90.00% - 95.00%
			Discount Rate[4]	21.30% - 22.31%
			Margin[5]	20.00%
			Revenue Multiple[5]	10.0x-16.0x

[3]

For the period ended March 31, 2015, the valuation technique for certain investments classified as preferred stocks changed to a Probability-Weighted Expected Return Model. The investments were previously valued utilizing a market comparable company and option pricing model approach. A Probability-Weighted Expected Return Model was considered to be a more relevant measure of fair value for these investments which leverages the most recent equity raise pre-money valuation.

[4]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

[5]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	19

Schedule of Investments March 31, 2015 (Unaudited)	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.7%
Ducommun, Inc. (a)	100,832	$2,611,549
Moog, Inc., Class A (a)	6,073	455,779
Vectrus, Inc. (a)	99,653	2,540,155

		5,607,483
Airlines — 1.9%
American Airlines Group, Inc.	12,816	676,428
JetBlue Airways Corp. (a)	702,238	13,518,081
Virgin America, Inc. (a)	72,033	2,189,803

		16,384,312
Auto Components — 3.1%
Lear Corp.	2,217	245,688
Tenneco, Inc. (a)	241,345	13,858,030
Tower International, Inc. (a)	463,986	12,342,028

		26,445,746
Banks — 1.0%
CommunityOne Bancorp (a)	29,762	292,858
First Midwest Bancorp, Inc.	29,540	513,110
Glacier Bancorp, Inc.	29,657	745,874
Texas Capital Bancshares, Inc. (a)	110,708	5,385,944
Umpqua Holdings Corp.	75,351	1,294,530

		8,232,316
Biotechnology — 10.4%
ACADIA Pharmaceuticals, Inc. (a)	26,049	848,937
Acorda Therapeutics, Inc. (a)	86,189	2,868,370
Adamas Pharmaceuticals, Inc. (a)	33,856	592,141
Alder Biopharmaceuticals, Inc. (a)	65,719	1,896,650
Amicus Therapeutics, Inc. (a)	120,335	1,309,245
Anacor Pharmaceuticals, Inc. (a)	4,972	287,630
Ardelyx, Inc. (a)	40,556	530,878
Ariad Pharmaceuticals, Inc. (a)	104,827	863,774
Auspex Pharmaceuticals, Inc. (a)	9,376	940,132
BIND Therapeutics, Inc. (a)(b)	82,364	452,178
BioSpecifics Technologies Corp. (a)	46,664	1,826,896
Bluebird Bio, Inc. (a)	11,141	1,345,499
Celladon Corp. (a)	37,598	712,106
Celldex Therapeutics, Inc. (a)	33,552	935,094
Cepheid, Inc. (a)	40,654	2,313,213
China Biologic Products, Inc. (a)	18,188	1,737,136
Clovis Oncology, Inc. (a)	5,183	384,734
Coherus Biosciences, Inc. (a)	26,191	800,921
Concert Pharmaceuticals, Inc. (a)	104,828	1,587,620
Cytokinetics, Inc. (a)	173,037	1,173,191
Dyax Corp. (a)	222,551	3,728,842
Eleven Biotherapeutics, Inc. (a)	3,424	30,542
Emergent Biosolutions, Inc. (a)	60,436	1,738,139
Enanta Pharmaceuticals, Inc. (a)	62,276	1,906,891
Enzon Pharmaceuticals, Inc.	631,173	669,043
EPIRUS Biopharmaceuticals, Inc. (a)	63,827	571,252
Epizyme, Inc. (a)	33,386	626,989
Exact Sciences Corp. (a)	25,367	558,581
FibroGen, Inc. (a)	11,824	371,037
Five Prime Therapeutics, Inc. (a)	84,073	1,921,068
Halozyme Therapeutics, Inc. (a)	21,628	308,848
Harvard Apparatus Regenerative Technology, Inc. (a)	84,747	275,428
Hyperion Therapeutics, Inc. (a)	9,767	448,305
Immune Design Corp. (a)	49,806	1,051,405
Infinity Pharmaceuticals, Inc. (a)	147,161	2,057,311
Intrexon Corp. (a)	6,507	295,223
Ironwood Pharmaceuticals, Inc. (a)	28,876	462,016

Common Stocks	Shares	Value
Biotechnology (concluded)
Isis Pharmaceuticals, Inc. (a)	132,353	$8,426,915
Kindred Biosciences, Inc. (a)	61,634	440,067
Ligand Pharmaceuticals, Inc., Class B (a)	39,739	3,064,274
Lion Biotechnologies, Inc. (a)	65,049	787,743
Loxo Oncology, Inc. (a)	17,257	214,850
Merrimack Pharmaceuticals, Inc. (a)	217,995	2,589,781
MiMedx Group, Inc. (a)	47,200	490,880
Momenta Pharmaceuticals, Inc. (a)	32,937	500,642
Neurocrine Biosciences, Inc. (a)	46,878	1,861,525
Novavax, Inc. (a)	64,410	532,671
OncoGenex Pharmaceuticals, Inc. (a)	154,513	332,203
Oncothyreon, Inc. (a)	136,379	222,298
Ophthotech Corp. (a)	4,645	216,132
OPKO Health, Inc. (a)	91,298	1,293,693
Orexigen Therapeutics, Inc. (a)	64,920	508,324
Osiris Therapeutics, Inc. (a)	6,594	115,922
PDL BioPharma, Inc.	376,335	2,647,517
Peregrine Pharmaceuticals, Inc. (a)(b)	282,657	381,587
Portola Pharmaceuticals, Inc. (a)	9,885	375,235
Prothena Corp. PLC (a)	49,524	1,888,845
PTC Therapeutics, Inc. (a)	2,890	175,857
Puma Biotechnology, Inc. (a)	15,692	3,705,038
Raptor Pharmaceutical Corp. (a)	28,820	313,273
Receptos, Inc. (a)	20,056	3,307,034
Retrophin, Inc. (a)	4,354	104,322
Rigel Pharmaceuticals, Inc. (a)	380,863	1,359,681
Sangamo Biosciences, Inc. (a)	113,676	1,782,440
Sorrento Therapeutics, Inc. (a)	40,323	466,134
Spark Therapeutics, Inc. (a)	3,369	261,097
Spectrum Pharmaceuticals, Inc. (a)	231,100	1,402,777
Synageva BioPharma Corp. (a)	8,402	819,447
Threshold Pharmaceuticals, Inc. (a)	47,898	194,466
Trevena, Inc. (a)	252,950	1,649,234
United Therapeutics Corp. (a)	3,360	579,382
Verastem, Inc. (a)	143,686	1,461,287
Versartis, Inc. (a)	22,975	422,051
Vitae Pharmaceuticals, Inc. (a)	73,909	865,474
Xencor, Inc. (a)	119,740	1,834,417

		88,021,780
Building Products — 0.3%
Continental Building Products, Inc. (a)	114,140	2,578,423
Capital Markets — 0.2%
Westwood Holdings Group, Inc.	25,521	1,538,916
Chemicals — 0.6%
OM Group, Inc.	18,146	544,924
PolyOne Corp.	69,193	2,584,359
Trinseo SA (a)	88,389	1,750,102

		4,879,385
Commercial Services & Supplies — 0.7%
ARC Document Solutions, Inc. (a)	146,509	1,352,278
Atento SA (a)	160,334	1,906,371
Deluxe Corp.	6,795	470,758
Quad Graphics, Inc.	14,177	325,787
SP Plus Corp. (a)	89,830	1,962,785

		6,017,979
Communications Equipment — 1.5%
Aruba Networks, Inc. (a)	96,608	2,365,930
Aviat Networks, Inc. (a)	201,039	239,236
Calix, Inc. (a)	295,492	2,479,178

See Notes to Financial Statements.

20	BLACKROCK FUNDS	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Equipment (concluded)
Plantronics, Inc.	19,708	$1,043,539
Polycom, Inc. (a)	61,424	823,082
ShoreTel, Inc. (a)	457,298	3,118,772
Sonus Networks, Inc. (a)	286,620	2,258,566

		12,328,303
Consumer Finance — 0.0%
Consumer Portfolio Services, Inc. (a)	40,668	284,269
Containers & Packaging — 1.8%
Berry Plastics Group, Inc. (a)	146,393	5,297,963
Graphic Packaging Holding Co.	701,773	10,203,779

		15,501,742
Distributors — 1.3%
Core-Mark Holding Co., Inc.	171,474	11,029,208
Diversified Consumer Services — 1.3%
Collectors Universe, Inc.	72,917	1,645,007
K12, Inc. (a)	22,302	350,587
LifeLock, Inc. (a)	424,013	5,982,823
ServiceMaster Global Holdings, Inc. (a)	82,116	2,771,415
Steiner Leisure Ltd. (a)	10,791	511,493

		11,261,325
Diversified Financial Services — 0.2%
JG Wentworth Co. (a)	159,147	1,653,537
Diversified Telecommunication Services — 1.3%
IDT Corp, Class B	33,266	590,471
Inteliquent, Inc.	449,455	7,074,422
Intelsat SA (a)	46,960	563,520
Leap Wireless International, Inc. (a)	11,529	29,053
Premiere Global Services, Inc. (a)	207,480	1,983,509
Vonage Holdings Corp. (a)	145,171	712,790

		10,953,765
Electrical Equipment — 1.2%
EnerSys, Inc.	121,686	7,817,109
Polypore International, Inc. (a)	40,788	2,402,413

		10,219,522
Electronic Equipment, Instruments & Components — 2.4%
DTS, Inc. (a)	15,591	531,185
Electro Rent Corp.	28,044	318,019
Kimball Electronics, Inc. (a)	22,408	316,849
Methode Electronics, Inc.	34,603	1,627,725
Newport Corp. (a)	411,538	7,843,914
OSI Systems, Inc. (a)	61,075	4,535,429
RealD, Inc. (a)	375,674	4,804,870

		19,977,991
Energy Equipment & Services — 0.5%
C&J Energy Services Ltd. (a)	92,677	1,031,495
CHC Group Ltd. (a)	287,539	382,427
Matrix Service Co. (a)	66,059	1,159,996
Pacific Drilling SA (a)	311,100	1,210,179

		3,784,097
Food & Staples Retailing — 0.6%
SUPERVALU, Inc. (a)	440,658	5,124,853
Food Products — 1.5%
Cal-Maine Foods, Inc.	12,894	503,640
Landec Corp. (a)	13,484	188,102
Omega Protein Corp. (a)	111,816	1,530,761
Pilgrim’s Pride Corp. (b)	110,530	2,496,873
Sanderson Farms, Inc. (b)	98,906	7,877,863

Common Stocks	Shares	Value
Food Products (concluded)
Seaboard Corp. (a)	104	$429,728

		13,026,967
Health Care Equipment & Supplies — 6.0%
Align Technology, Inc. (a)	84,427	4,540,906
Anika Therapeutics, Inc. (a)	127,363	5,243,535
Cyberonics, Inc. (a)	24,362	1,581,581
Dexcom, Inc. (a)	106,276	6,625,246
Greatbatch, Inc. (a)	6,723	388,926
ICU Medical, Inc. (a)	46,840	4,362,678
Natus Medical, Inc. (a)	21,248	838,659
Nevro Corp. (a)	25,255	1,210,472
Orthofix International NV (a)	17,581	630,982
RTI Surgical, Inc. (a)	38,703	191,193
STERIS Corp.	243,791	17,131,194
SurModics, Inc. (a)	67,577	1,759,029
Symmetry Surgical, Inc. (a)	176,135	1,291,070
Thoratec Corp. (a)	28,960	1,213,134
Zeltiq Aesthetics, Inc. (a)	115,661	3,565,829

		50,574,434
Health Care Providers & Services — 4.9%
Alliance HealthCare Services, Inc. (a)	26,038	577,523
AMN Healthcare Services, Inc. (a)	85,570	1,974,100
Centene Corp. (a)	81,490	5,760,528
Corvel Corp. (a)	71,464	2,459,076
Five Star Quality Care, Inc. (a)	153,062	679,595
Health Net, Inc. (a)	181,311	10,967,502
HealthSouth Corp.	166,384	7,380,794
Team Health Holdings, Inc. (a)	200,254	11,716,862

		41,515,980
Health Care Technology — 0.8%
Omnicell, Inc. (a)	181,289	6,363,244
Hotels, Restaurants & Leisure — 2.6%
Brinker International, Inc.	114,488	7,047,881
Isle of Capri Casinos, Inc. (a)	87,164	1,224,654
Jack in the Box, Inc.	142,534	13,671,861

		21,944,396
Household Durables — 0.2%
Zagg, Inc. (a)	194,396	1,685,413
Insurance — 0.1%
Maiden Holdings Ltd.	31,214	462,904
Internet & Catalog Retail — 0.3%
1-800-Flowers.com, Inc., Class A (a)	161,720	1,913,148
U.S. Auto Parts Network, Inc. (a)	78,258	169,820

		2,082,968
Internet Software & Services — 4.4%
Blucora, Inc. (a)	98,802	1,349,635
Carbonite, Inc. (a)	16,210	231,803
Constant Contact, Inc. (a)	185,427	7,085,166
LendingClub Corp. (Acquired 4/15/14, cost $1,161,150) (a)(c)	114,160	2,131,082
Limelight Networks, Inc. (a)	226,206	821,128
LivePerson, Inc. (a)	100,815	1,031,842
LogMeIn, Inc. (a)	289,826	16,227,358
Monster Worldwide, Inc. (a)	50,878	322,566
New Relic, Inc. (a)	1,305	45,283
NIC, Inc.	350,262	6,189,130
Spark Networks, Inc. (a)(b)	94,798	382,984
support.com, Inc. (a)	313,902	489,687
Travelzoo, Inc. (a)	103,506	997,798

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	21

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Internet Software & Services (concluded)
Zix Corp. (a)	56,611	$222,481

		37,527,943
IT Services — 2.4%
CSG Systems International, Inc.	64,416	1,957,602
The Dolan Co. (a)	14,888	298
Forrester Research, Inc.	8,536	313,954
Global Cash Access Holdings, Inc. (a)	410,065	3,124,695
Lionbridge Technologies, Inc. (a)	178,551	1,021,312
Science Applications International Corp.	18,988	975,034
Syntel, Inc. (a)	247,604	12,808,555

		20,201,450
Leisure Products — 1.3%
Brunswick Corp.	173,529	8,928,067
Nautilus, Inc. (a)	120,976	1,847,303

		10,775,370
Life Sciences Tools & Services — 0.4%
Harvard Bioscience, Inc. (a)	218,693	1,272,793
PRA Health Sciences, Inc. (a)	85,505	2,465,964

		3,738,757
Machinery — 3.7%
Blount International, Inc. (a)	476,707	6,139,986
Briggs & Stratton Corp.	27,207	558,832
Global Brass & Copper Holdings, Inc.	185,730	2,869,529
The Greenbrier Cos., Inc. (b)	102,848	5,965,184
Hyster-Yale Materials Handling, Inc.	44,296	3,246,454
John Bean Technologies Corp.	10,943	390,884
Luxfer Holdings PLC — ADR	518,214	6,928,521
Wabash National Corp. (a)	364,814	5,143,877

		31,243,267
Media — 0.5%
Ascent Capital Group, Inc., Class A (a)	26,443	1,052,696
Crown Media Holdings, Inc., Class A (a)	185,694	742,776
Tribune Publishing Co.	144,833	2,809,760

		4,605,232
Metals & Mining — 0.0%
Ryerson Holding Corp. (a)	3,705	23,601
Multiline Retail — 1.9%
Burlington Stores, Inc. (a)	271,723	16,145,781
Oil, Gas & Consumable Fuels — 1.0%
Bill Barrett Corp. (a)	85,648	710,878
Delek US Holdings, Inc.	4,256	169,176
Energy XXI Ltd. (b)	44,523	162,064
Evolution Petroleum Corp.	41,618	247,627
Jones Energy, Inc., Class A (a)	73,683	661,673
Northern Oil and Gas, Inc. (a)	68,976	531,805
Par Petroleum Corp. (a)	17,556	407,475
REX American Resources Corp. (a)	1,597	97,114
Rosetta Resources, Inc. (a)	225,028	3,829,977
Swift Energy Co. (a)(b)	87,545	189,097
W&T Offshore, Inc.	42,047	214,860
Whiting Petroleum Corp. (a)	43,306	1,338,155

		8,559,901
Paper & Forest Products — 1.5%
Boise Cascade Co. (a)	337,252	12,633,460
Pharmaceuticals — 2.4%
Actavis PLC (a)	7,330	1,173
Catalent, Inc. (a)	29,230	910,515
Furiex Pharmaceuticals, Inc. — CVR (a)	6,467	64,670

Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Lannett Co., Inc. (a)	127,383	$8,625,103
Phibro Animal Health Corp., Class A	24,563	869,776
Pozen, Inc. (a)	25,176	194,359
Prestige Brands Holdings, Inc. (a)	31,133	1,335,294
Sagent Pharmaceuticals, Inc. (a)	55,315	1,286,074
Sciclone Pharmaceuticals, Inc. (a)	175,294	1,553,105
Sucampo Pharmaceuticals, Inc., Class A (a)	365,546	5,687,896

		20,527,965
Professional Services — 3.2%
Insperity, Inc.	25,368	1,326,493
Kforce, Inc.	392,020	8,745,966
Korn/Ferry International	48,861	1,606,061
On Assignment, Inc. (a)	68,348	2,622,513
RPX Corp. (a)	657,800	9,465,742
TrueBlue, Inc. (a)	121,404	2,956,187

		26,722,962
Real Estate Investment Trusts (REITs) — 4.5%
Chatham Lodging Trust	37,726	1,109,522
Consolidated-Tomoka Land Co.	2,913	173,790
CoreSite Realty Corp.	7,609	370,406
DuPont Fabros Technology, Inc.	395,739	12,932,750
The Geo Group, Inc.	11,279	493,343
LaSalle Hotel Properties	135,256	5,256,048
Lexington Realty Trust	182,384	1,792,835
Pebblebrook Hotel Trust	23,401	1,089,785
PS Business Parks, Inc.	39,660	3,293,366
Re/Max Holdings, Inc., Class A	13,659	453,615
RLJ Lodging Trust	324,034	10,145,505
Strategic Hotels & Resorts, Inc. (a)	39,009	484,882

		37,595,847
Real Estate Management & Development — 0.9%
Forestar Group, Inc. (a)	186,993	2,948,880
Marcus & Millichap, Inc. (a)	130,831	4,903,546

		7,852,426
Road & Rail — 1.2%
Quality Distribution, Inc. (a)	19,046	196,745
Swift Transportation Co. (a)	390,935	10,172,129

		10,368,874
Semiconductors & Semiconductor Equipment — 6.2%
Alpha & Omega Semiconductor Ltd. (a)	24,742	220,451
Ambarella, Inc. (a)(b)	107,595	8,146,017
Amkor Technology, Inc. (a)	214,533	1,895,399
Cabot Microelectronics Corp. (a)	84,963	4,245,601
Cirrus Logic, Inc. (a)	101,943	3,390,624
Integrated Device Technology, Inc. (a)	416,215	8,332,624
Intermolecular, Inc. (a)	280,962	460,778
Lattice Semiconductor Corp. (a)	47,513	301,232
MaxLinear, Inc., Class A (a)	86,235	701,091
Monolithic Power Systems, Inc.	84,806	4,465,036
Pericom Semiconductor Corp.	44,136	682,784
Qorvo, Inc. (a)	122,382	9,753,845
Semtech Corp. (a)	12,917	344,173
Tessera Technologies, Inc.	236,222	9,515,022

		52,454,677
Software — 6.6%
Advent Software, Inc.	46,638	2,057,202
Aspen Technology, Inc. (a)	248,438	9,562,379
AVG Technologies NV (a)	500,389	10,833,422

See Notes to Financial Statements.

22	BLACKROCK FUNDS	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Software (concluded)
ePlus, Inc. (a)	33,862	$2,943,624
Infoblox, Inc. (a)	28,735	685,904
Manhattan Associates, Inc. (a)	338,991	17,156,334
Monotype Imaging Holdings, Inc.	11,861	387,143
Net1 UEPS Technologies, Inc. (a)	156,605	2,142,356
Progress Software Corp. (a)	25,507	693,025
QAD, Inc., Class A	21,862	529,060
Qlik Technologies, Inc. (a)	6,852	213,303
Qualys, Inc. (a)	10,596	492,502
SolarWinds, Inc. (a)	4,322	221,459
Vasco Data Security International, Inc. (a)(b)	129,450	2,788,353
Verint Systems, Inc. (a)	77,131	4,776,723
Viggle, Inc. (a)	16,470	11,776

		55,494,565
Specialty Retail — 2.0%
Aaron’s, Inc.	160,057	4,531,214
ANN, Inc. (a)	82,985	3,404,875
Build-A-Bear-Workshop, Inc. (a)	20,044	393,865
Haverty Furniture Cos., Inc.	53,247	1,324,785
Kirkland’s, Inc. (a)	93,888	2,229,840
Outerwall, Inc. (b)	66,852	4,420,254
Stage Stores, Inc.	40,796	935,044

		17,239,877
Technology Hardware, Storage & Peripherals — 0.7%
Avid Technology, Inc. (a)	187,810	2,798,369
Quantum Corp. (a)	1,946,591	3,114,546

		5,912,915
Textiles, Apparel & Luxury Goods — 2.9%
Deckers Outdoor Corp. (a)	93,120	6,785,654
Iconix Brand Group, Inc. (a)	179,379	6,039,691
Skechers U.S.A., Inc., Class A (a)	164,243	11,810,714

		24,636,059
Thrifts & Mortgage Finance — 1.2%
Anchor BanCorp Wisconsin, Inc. (a)	14,643	508,551
EverBank Financial Corp.	134,524	2,425,468
HomeStreet, Inc. (a)	189,528	3,472,153
Meta Financial Group, Inc.	66,804	2,654,123
MGIC Investment Corp. (a)	37,979	365,738
Walker & Dunlop, Inc. (a)	14,698	260,596

		9,686,629
Tobacco — 0.8%
Vector Group Ltd.	294,954	6,480,139
Trading Companies & Distributors — 0.8%
H&E Equipment Services, Inc.	38,964	973,710
Neff Corp., Class A (a)	21,888	230,700
Watsco, Inc.	44,345	5,574,167
Willis Lease Finance Corp. (a)	9,853	183,069

		6,961,646
Water Utilities — 0.1%
American States Water Co.	9,680	386,135
Total Common Stocks — 98.0%		827,256,736

Preferred Stocks	Shares	Value
Household Durables — 0.1%
AliphCom (Acquired 6/03/14, cost $749,991) (a)(c)	66,562	$736,648
Software — 0.7%
Apigee Corp., Series H (Acquired 4/15/14, cost $303,400) (a)(c)	104,261	328,422
Illumio Inc., Series C (Acquired 3/10/15, cost $750,000) (a)(c)	46,673	750,000
MongoDB Series C (Acquired 12/19/13, cost $1,517,990) (a)(c)	60,511	1,372,995
MongoDB Series D (Acquired 12/19/13, cost $472,222) (a)(c)	18,824	420,716
MongoDB Series E (Acquired 12/19/13, cost $16,682) (a)(c)	665	14,477
Palantir Technologies, Inc., Series I (Acquired 2/06/14, cost $1,999,998) (a)(c)	326,264	2,900,487

		5,787,097
Total Preferred Stocks — 0.8%		6,523,745

Warrants (d)
Pharmaceuticals — 0.0%
Alexza Pharmaceuticals, Inc. (Issued/Exercisable 5/06/11, 1 Share for 1 Warrant, Expires 5/06/16, Strike Price USD 17.70)	1,000,249	—
Total Long-Term Investments (Cost — $723,089,641) — 98.8%		833,780,481

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (e)(f)	9,428,446	9,428,446
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.22% (e)(f)(g)	$20,955	20,954,953
Total Short-Term Securities (Cost — $30,383,399) — 3.6%		30,383,399
Total Investments (Cost — $753,473,040) — 102.4%		864,163,880
Liabilities in Excess of Other Assets — (2.4)%		(19,960,050)

Net Assets — 100.0%		$844,203,830

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	23

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio

(c)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $8,654,827 and an original cost of $6,971,433 which was 1.0% of its net assets.

(d)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(e)	During the six months ended March 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2014	Net Activity	Shares/Beneficial Interest Held at March 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	13,997,672	(4,569,226)	9,428,446	$2,508
BlackRock Liquidity Series, LLC, Money Market Series	$10,214,730	$10,740,223	$20,954,953	$1,192,992

(f)	Represents the current yield as of report date.

(g)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	As of March 31, 2015, financial futures contracts outstanding were as follows:

Contracts Purchased	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation
98	E-Mini Russell 2000 Futures	Intercontinental Exchange	June 2015	USD	12,239,220	$149,175

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of March 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$5,607,483	—	—	$5,607,483
Airlines	16,384,312	—	—	16,384,312
Auto Components	26,445,746	—	—	26,445,746
Banks	8,232,316	—	—	8,232,316
Biotechnology	88,021,780	—	—	88,021,780
Building Products	2,578,423	—	—	2,578,423
Capital Markets	1,538,916	—	—	1,538,916
Chemicals	4,879,385	—	—	4,879,385
Commercial Services & Supplies	6,017,979	—	—	6,017,979
Communications Equipment	12,328,303	—	—	12,328,303
Consumer Finance	284,269	—	—	284,269
Containers & Packaging	15,501,742	—	—	15,501,742
Distributors	11,029,208	—	—	11,029,208
Diversified Consumer Services	11,261,325	—	—	11,261,325
Diversified Financial Services	1,653,537	—	—	1,653,537
Diversified Telecommunication Services	10,924,712	—	$29,053	10,953,765
Electrical Equipment	10,219,522	—	—	10,219,522

See Notes to Financial Statements.

24	BLACKROCK FUNDS	MARCH 31, 2015

Schedule of Investments (concluded)	BlackRock Small Cap Growth Equity Portfolio

	Level 1	Level 2	Level 3	Total
Electronic Equipment, Instruments & Components	$19,977,991	—	—	$19,977,991
Energy Equipment & Services	3,784,097	—	—	3,784,097
Food & Staples Retailing	5,124,853	—	—	5,124,853
Food Products	13,026,967	—	—	13,026,967
Health Care Equipment & Supplies	50,574,434	—	—	50,574,434
Health Care Providers & Services	41,515,980	—	—	41,515,980
Health Care Technology	6,363,244	—	—	6,363,244
Hotels, Restaurants & Leisure	21,944,396	—	—	21,944,396
Household Durables	1,685,413	—	—	1,685,413
Insurance	462,904	—	—	462,904
Internet & Catalog Retail	2,082,968	—	—	2,082,968
Internet Software & Services	35,396,861	$2,131,082	—	37,527,943
IT Services	20,201,152	—	$298	20,201,450
Leisure Products	10,775,370	—	—	10,775,370
Life Sciences Tools & Services	3,738,757	—	—	3,738,757
Machinery	31,243,267	—	—	31,243,267
Media	4,605,232	—	—	4,605,232
Metals & Mining	23,601	—	—	23,601
Multiline Retail	16,145,781	—	—	16,145,781
Oil, Gas & Consumable Fuels	8,559,901	—	—	8,559,901
Paper & Forest Products	12,633,460	—	—	12,633,460
Pharmaceuticals	20,462,122	—	65,843	20,527,965
Professional Services	26,722,962	—	—	26,722,962
Real Estate Investment Trusts (REITs)	37,595,847	—	—	37,595,847
Real Estate Management & Development	7,852,426	—	—	7,852,426
Road & Rail	10,368,874	—	—	10,368,874
Semiconductors & Semiconductor Equipment	52,454,677	—	—	52,454,677
Software	55,482,789	—	11,776	55,494,565
Specialty Retail	17,239,877	—	—	17,239,877
Technology Hardware, Storage & Peripherals	5,912,915	—	—	5,912,915
Textiles, Apparel & Luxury Goods	24,636,059	—	—	24,636,059
Thrifts & Mortgage Finance	9,686,629	—	—	9,686,629
Tobacco	6,480,139	—	—	6,480,139
Trading Companies & Distributors	6,961,646	—	—	6,961,646
Water Utilities	386,135	—	—	386,135
Preferred Stocks:
Household Durables	—	—	736,648	736,648
Software	—	—	5,787,097	5,787,097
Warrants	—	—	—	—
Short-Term Securities	9,428,446	$20,954,953	—	30,383,399

Total	$834,447,130	$23,086,035	$6,630,715	$864,163,880

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$149,175	—	—	$149,175
[1] Derivative financial instruments are financial futures contracts which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$537,000	—	—	$537,000
Liabilities:
Collateral on securities loaned at value	—	$(20,954,953)	—	(20,954,953)

Total	$537,000	$(20,954,953)	—	$(20,417,953)

During the six months ended March 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	25

Statements of Assets and Liabilities

March 31, 2015 (Unaudited)	BlackRock Flexible Equity Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio

Assets
Investments at value — unaffiliated[2,3]	$549,470,832	$433,655,974	$833,780,481
Investments at value — affiliated[4]	2,213,948	4,344,558	30,383,399
Cash pledged for financial futures contracts	—	—	537,000
Foreign currency at value[5]	—	1,355	—
Investments sold receivable	5,065,336	—	12,209,545
Unrealized appreciation on forward foreign currency exchange contracts	2,054,574	—	—
Capital shares sold receivable	156,989	2,272,783	707,633
Dividends receivable — unaffiliated	911,148	125,179	565,775
Dividends receivable — affiliated	1,016	204	499
Receivable from Manager	120,511	3,303	—
Securities lending income receivable — affiliated	1,240	3,155	262,151
Prepaid expenses	53,495	54,359	47,944

Total assets	560,049,089	440,460,870	878,494,427

Liabilities
Collateral on securities loaned at value	576,157	2,144,391	20,954,953
Variation margin payable on financial futures contracts	—	—	24,690
Investments purchased payable	—	—	10,412,252
Unrealized depreciation on forward foreign currency exchange contracts	584,811	—	—
Capital shares redeemed payable	1,217,826	451,222	1,726,588
Investment advisory fees payable	378,412	300,000	393,561
Transfer agent fees payable	429,556	273,351	429,823
Service and distribution fees payable	169,194	110,246	97,377
Officer’s and Trustees’ fees payable	5,424	3,339	6,310
Other affiliates payable	22,742	44,523	93,636
Other accrued expenses payable	98,954	72,509	151,407

Total liabilities	3,483,076	3,399,581	34,290,597

Net Assets	$556,566,013	$437,061,289	$844,203,830

Net Assets Consist of
Paid-in capital	$533,624,716	$319,610,341	$714,510,720
Undistributed (accumulated) net investment income (loss)	(5,373,907)	(1,529,943)	707,583
Accumulated net realized gain	12,054,694	6,500,131	18,145,512
Net unrealized appreciation/depreciation	16,260,510	112,480,760	110,840,015

Net Assets	$556,566,013	$437,061,289	$844,203,830

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$534,656,902	$321,175,040	$723,089,641
[3] Securities loaned at value	$544,577	$2,090,828	$20,485,531
[4] Investments at cost — affiliated	$2,213,948	$4,344,558	$30,383,399
[5] Foreign currency at cost	$—	$1,529	—

See Notes to Financial Statements.

26	BLACKROCK FUNDS	MARCH 31, 2015

Statements of Assets and Liabilities (concluded)

March 31, 2015 (Unaudited)	BlackRock Flexible Equity Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio

Net Asset Value
Institutional
Net assets	$49,474,897	$32,844,437	$487,378,006

Shares outstanding[2]	3,842,164	1,828,485	25,027,989

Net asset value	$12.88	$17.96	$19.47

Service
Net assets	$175,797	$2,002,404	$21,356,229

Shares outstanding[2]	13,871	121,816	1,254,521

Net asset value	$12.67	$16.44	$17.02

Investor A
Net assets	$415,058,185	$355,612,923	$302,109,498

Shares outstanding[2]	33,457,210	22,488,818	19,191,233

Net asset value	$12.41	$15.81	$15.74

Investor B
Net assets	$5,546,755	$2,982,528	$729,955

Shares outstanding[2]	502,905	230,397	69,451

Net asset value	$11.03	$12.95	$10.51

Investor C
Net assets	$84,986,365	$35,447,037	$32,630,142

Shares outstanding[2]	7,796,051	2,758,394	3,167,370

Net asset value	$10.90	$12.85	$10.30

Class R
Net assets	$1,324,014	$8,171,960	—

Shares outstanding[2]	103,541	522,048	—

Net asset value	$12.79	$15.65	—

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	27

Statements of Operations

Six Months Ended March 31, 2015 (Unaudited)	BlackRock Flexible Equity Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio

Investment Income
Dividends — unaffiliated	$3,322,297	$1,295,810	$3,516,253
Dividends — affiliated	7,375	841	2,508
Securities lending — affiliated — net	76,249	33,275	1,192,992
Foreign taxes withheld	(75,923)	(2,497)	(211)

Total income	3,329,998	1,327,429	4,711,542

Expenses
Investment advisory	2,299,435	1,586,884	2,209,187
Service and distribution — class specific	1,010,390	599,707	548,079
Transfer agent — class specific	642,675	479,585	697,890
Administration	167,503	116,019	226,069
Administration — class specific	64,919	44,571	90,305
Professional	43,205	31,972	40,767
Registration	39,361	38,527	36,961
Custodian	33,112	15,112	59,585
Accounting services	31,900	23,484	41,942
Printing	19,927	14,072	22,954
Officer and Trustees	10,642	7,547	13,436
Miscellaneous	15,728	11,933	19,536
Recoupment of past waived and/or reimbursed fees — class specific	15	7,362	—

Total expenses	4,378,812	2,976,775	4,006,711
Less fees waived by the Manager	(18,262)	(831)	(2,661)
Less administration fees waived — class specific	(64,911)	(37,107)	(91)
Less transfer agent fees waived — class specific	(52,742)	(51,253)	—
Less transfer agent fees reimbursed — class specific	(395,484)	(30,212)	—

Total expenses after fees waived and reimbursed	3,847,413	2,857,372	4,003,959

Net investment income (loss)	(517,415)	(1,529,943)	707,583

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	66,640,198	12,961,847	24,026,937
Investments — affiliated	(602,119)	—	—
Capital gain distributions received from affiliated investment companies	3,191	—	—
Options written	(1,895,215)	—	—
Financial futures contracts	(8,345,746)	—	397,857
Swaps	(1,811,587)	—	—
Foreign currency transactions	9,192,082	(54,943)	—

	63,180,804	12,906,904	24,424,794

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(34,156,299)	40,647,464	64,476,033
Investments — affiliated	452,280	—	—
Options written	(138,156)	—	—
Financial futures contracts	(1,856,152)	—	498,850
Swaps	505,315	—	—
Foreign currency translations	(3,910,738)	(97)	—

	(39,103,750)	40,647,367	64,974,883

Net realized and unrealized gain	24,077,054	53,554,271	89,399,677

Net Increase in Net Assets Resulting from Operations	$23,559,639	$52,024,328	$90,107,260

[1]	Consolidated Statement of Operations.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	MARCH 31, 2015

Statements of Changes in Net Assets

	BlackRock Flexible Equity Fund[1]		BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Small Cap Growth Equity Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014

Operations
Net investment income (loss)	$(517,415)	$9,751,658	$(1,529,943)	$(4,058,090)	$707,583	$(3,740,286)
Net realized gain	63,180,804	84,047,958	12,906,904	48,420,488	24,424,794	234,248,636
Net change in unrealized appreciation/depreciation	(39,103,750)	(54,848,721)	40,647,367	3,873,240	64,974,883	(120,565,561)

Net increase in net assets resulting from operations	23,559,639	38,950,895	52,024,328	48,235,638	90,107,260	109,942,789

Distributions to Shareholders From[2]
Net investment income:
Institutional	(1,469,061)	(973,756)	—	—	—	—
Service	(4,373)	(2,950)	—	—	—	—
Investor A	(11,203,633)	(5,945,499)	—	—	—	—
Investor B	(130,864)	(39,265)	—	—	—	—
Investor C	(2,049,761)	(580,645)	—	—	—	—
Class R	(36,334)	(7,904)	—	—	—	—
Net realized gain:
Institutional	(6,558,090)	(477,055)	(3,190,419)	(3,566,206)	(99,594,343)	(224,335,020)
Service	(22,326)	(2,055)	(475,796)	(359,600)	(4,990,887)	(8,970,316)
Investor A	(55,240,666)	(4,533,517)	(36,956,433)	(48,709,954)	(71,147,923)	(114,556,801)
Investor B	(915,431)	(84,318)	(424,056)	(773,466)	(252,945)	(545,137)
Investor C	(12,781,606)	(1,036,560)	(4,319,606)	(4,928,001)	(10,799,606)	(14,869,102)
Class R	(190,598)	(11,753)	(935,237)	(1,635,424)	—	—

Decrease in net assets resulting from distributions to shareholders	(90,602,743)	(13,695,277)	(46,301,547)	(59,972,651)	(186,785,704)	(363,276,376)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	27,021,449	(121,269,351)	36,016,376	63,142,862	146,257,756	(206,530,437)

Net Assets
Total increase (decrease) in net assets	(40,021,655)	(96,013,733)	41,739,157	51,405,849	49,579,312	(459,864,024)
Beginning of period	596,587,668	692,601,401	395,322,132	343,916,283	794,624,518	1,254,488,542

End of period	$556,566,013	$596,587,668	$437,061,289	$395,322,132	$844,203,830	$794,624,518

Undistributed (accumulated) net investment income (loss)	$(5,373,907)	$10,037,534	$(1,529,943)	—	$707,583	—

[1]	Consolidated Statements of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	29

Financial Highlights	BlackRock Flexible Equity Fund

	Institutional
	Six Months Ended March 31, 2015 (Unaudited)[1]	Year Ended September 30,
		2014[1]	2013[1]	2012[1]	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$14.51	$14.04	$12.53	$9.81	$10.53	$9.34

Net investment income[2]	0.02	0.29	0.19	0.10	0.12	0.10
Net realized and unrealized gain (loss)	0.60	0.53	1.46	2.72	(0.74)	1.16

Net increase (decrease) from investment operations	0.62	0.82	1.65	2.82	(0.62)	1.26

Distributions from:[3]
Net investment income	(0.41)	(0.21)	(0.14)	(0.10)	(0.10)	(0.07)
Net realized gain	(1.84)	(0.14)	—	—	—	—

Total distributions	(2.25)	(0.35)	(0.14)	(0.10)	(0.10)	(0.07)

Net asset value, end of period	$12.88	$14.51	$14.04	$12.53	$9.81	$10.53

Total Return[4]
Based on net asset value	4.42%[5]	5.76%	13.36%	28.90%	(6.03)%[6]	13.56%

Ratios to Average Net Assets
Total expenses	1.11%[7,8]	1.09%[7]	1.15%[7]	1.13%	1.08%	1.13%

Total expenses excluding recoupment of past waived fees	1.11%[7,8]	1.09%[7]	1.15%[7]	1.13%	1.08%	1.13%

Total expenses after fees waived, reimbursed and paid indirectly	0.92%[7,8]	0.96%[7]	0.97%[7]	0.97%	0.97%	0.97%

Net investment income	0.24%[7,8]	1.99%[7]	1.48%[7]	0.89%	0.98%	0.99%

Supplemental Data
Net assets, end of period (000)	$49,475	$53,274	$64,078	$142,963	$195,753	$204,286

Portfolio turnover	131%	102%	119%	156%	137%	123%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.01%	0.01%	0.03%	—	—	—

[8]	Annualized.

See Notes to Financial Statements.

30	BLACKROCK FUNDS	MARCH 31, 2015

Financial Highlights (continued)	BlackRock Flexible Equity Fund

	Service
	Six Months Ended March 31, 2015 (Unaudited)[1]	Year Ended September 30,
		2014[1]	2013[1]	2012[1]	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$14.29	$13.81	$12.30	$9.63	$10.33	$9.17

Net investment income (loss)[2]	(0.01)	0.23	0.14	0.06	0.08	0.04
Net realized and unrealized gain (loss)	0.59	0.54	1.44	2.68	(0.73)	1.17

Net increase (decrease) from investment operations	0.58	0.77	1.58	2.74	(0.65)	1.21

Distributions from:[3]
Net investment income	(0.36)	(0.15)	(0.07)	(0.07)	(0.05)	(0.05)
Net realized gain	(1.84)	(0.14)	—	—	—	—

Total distributions	(2.20)	(0.29)	(0.07)	(0.07)	(0.05)	(0.05)

Net asset value, end of period	$12.67	$14.29	$13.81	$12.30	$9.63	$10.33

Total Return[4]
Based on net asset value	4.17%[5]	5.45%	13.00%	28.58%	(6.38)%[6]	13.20%

Ratios to Average Net Assets
Total expenses	1.39%[7,8,9]	1.30%[7]	1.75%[7]	1.95%	1.49%	1.31%

Total expenses excluding recoupment of past waived fees	1.38%[7,9]	1.30%[7]	1.73%[7]	1.95%	1.49%	1.31%

Total expenses after fees waived, reimbursed and paid indirectly	1.23%[7,9]	1.27%[7]	1.29%[7]	1.29%	1.29%	1.27%

Net investment income (loss)	(0.08)%[7,9]	1.60%[7]	1.15%[7]	0.56%	0.65%	0.37%

Supplemental Data
Net assets, end of period (000)	$176	$211	$421	$674	$1,025	$737

Portfolio turnover	131%	102%	119%	156%	137%	123%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.01%	0.01%	0.03%	—	—	—

[8]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratio.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	31

Financial Highlights (continued)	BlackRock Flexible Equity Fund

	Investor A
	Six Months Ended March 31, 2015 (Unaudited)[1]	Year Ended September 30,
		2014[1]	2013[1]	2012[1]	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$14.04	$13.59	$12.14	$9.50	$10.21	$9.06

Net investment income (loss)[2]	(0.01)	0.22	0.14	0.07	0.08	0.06
Net realized and unrealized gain (loss)	0.59	0.54	1.41	2.63	(0.72)	1.13

Net increase (decrease) from investment operations	0.58	0.76	1.55	2.70	(0.64)	1.19

Distributions from:[3]
Net investment income	(0.37)	(0.17)	(0.10)	(0.06)	(0.07)	(0.04)
Net realized gain	(1.84)	(0.14)	—	—	—	—

Total distributions	(2.21)	(0.31)	(0.10)	(0.06)	(0.07)	(0.04)

Net asset value, end of period	$12.41	$14.04	$13.59	$12.14	$9.50	$10.21

Total Return[4]
Based on net asset value	4.27%[5]	5.46%	12.92%	28.54%	(6.33)%[6]	13.21%

Ratios to Average Net Assets
Total expenses	1.43%[7,8]	1.40%[7]	1.43%[7]	1.40%	1.37%	1.40%

Total expenses excluding recoupment of past waived fees	1.43%[7,8]	1.40%[7]	1.43%[7]	1.40%	1.37%	1.40%

Total expenses after fees waived, reimbursed and paid indirectly	1.24%[7,8]	1.27%[7]	1.29%[7]	1.29%	1.29%	1.29%

Net investment income (loss)	(0.08)%[7,8]	1.55%[7]	1.11%[7]	0.60%	0.66%	0.61%

Supplemental Data
Net assets, end of period (000)	$415,058	$443,630	$512,059	$615,464	$587,989	$726,666

Portfolio turnover	131%	102%	119%	156%	137%	123%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.01%	0.01%	0.03%	—	—	—

[8]	Annualized.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	MARCH 31, 2015

Financial Highlights (continued)	BlackRock Flexible Equity Fund

	Investor B
	Six Months Ended March 31, 2015 (Unaudited)[1]	Year Ended September 30,
		2014[1]	2013[1]	2012[1]	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$12.66	$12.26	$10.95	$8.58	$9.25	$8.23

Net investment income (loss)[2]	(0.05)	0.11	0.04	(0.02)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	0.52	0.48	1.28	2.39	(0.65)	1.04

Net increase (decrease) from investment operations	0.47	0.59	1.32	2.37	(0.66)	1.02

Distributions from:[3]
Net investment income	(0.26)	(0.05)	(0.01)	—	(0.01)	—
Net realized gain	(1.84)	(0.14)	—	—	—	—

Total distributions	(2.10)	(0.19)	(0.01)	—	(0.01)	—

Net asset value, end of period	$11.03	$12.66	$12.26	$10.95	$8.58	$9.25

Total Return[4]
Based on net asset value	3.82%[5]	4.68%	12.04%	27.62%	(7.17)%[6]	12.39%

Ratios to Average Net Assets
Total expenses	2.56%[7,8]	2.41%[7]	2.42%[7]	2.31%	2.13%	2.22%

Total expenses excluding recoupment of past waived fees	2.56%[7,8]	2.41%[7]	2.41%[7]	2.30%	2.12%	2.20%

Total expenses after fees waived, reimbursed and paid indirectly	2.01%[7,8]	2.05%[7]	2.06%[7]	2.06%	2.06%	2.04%

Net investment income (loss)	(0.87)%[7,8]	0.82%[7]	0.36%[7]	(0.19)%	(0.10)%	(0.24)%

Supplemental Data
Net assets, end of period (000)	$5,547	$7,122	$11,918	$17,465	$26,233	$42,239

Portfolio turnover	131%	102%	119%	156%	137%	123%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.01%	0.01%	0.03%	—	—	—

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	33

Financial Highlights (continued)	BlackRock Flexible Equity Fund

	Investor C
	Six Months Ended March 31, 2015 (Unaudited)[1]	Year Ended September 30,
		2014[1]	2013[1]	2012[1]	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$12.57	$12.20	$10.91	$8.55	$9.22	$8.20

Net investment income (loss)[2]	(0.05)	0.10	0.04	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	0.52	0.48	1.27	2.38	(0.64)	1.03

Net increase (decrease) from investment operations	0.47	0.58	1.31	2.36	(0.65)	1.02

Distributions from:[3]
Net investment income	(0.30)	(0.07)	(0.02)	—	(0.02)	—
Net realized gain	(1.84)	(0.14)	—	—	—	—

Total distributions	(2.14)	(0.21)	(0.02)	—	(0.02)	—

Net asset value, end of period	$10.90	$12.57	$12.20	$10.91	$8.55	$9.22

Total Return[4]
Based on net asset value	3.79%[5]	4.67%	12.01%	27.60%	(7.11)%[6]	12.44%

Ratios to Average Net Assets
Total expenses	2.16%[7,8]	2.14%[7]	2.20%[7]	2.18%	2.16%	2.22%

Total expenses excluding recoupment of past waived fees	2.16%[7,8]	2.14%[7]	2.20%[7]	2.18%	2.16%	2.22%

Total expenses after fees waived, reimbursed and paid indirectly	2.01%[7,8]	2.04%[7]	2.06%[7]	2.06%	2.06%	2.06%

Net investment income (loss)	(0.85)%[7,8]	0.78%[7]	0.34%[7]	(0.18)%	(0.11)%	(0.17)%

Supplemental Data
Net assets, end of period (000)	$84,986	$90,904	$103,097	$115,242	$112,520	$148,923

Portfolio turnover	131%	102%	119%	156%	137%	123%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.01%	0.01%	0.03%	—	—	—

[8]	Annualized.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	MARCH 31, 2015

Financial Highlights (concluded)	BlackRock Flexible Equity Fund

	Class R
	Six Months Ended March 31, 2015 (Unaudited)[1]	Year Ended September 30,				Period July 30, 2010[2] to September 30, 2010
		2014[1]	2013[1]	2012[1]	2011
Per Share Operating Performance
Net asset value, beginning of period	$14.41	$13.94	$12.46	$9.75	$10.51	$10.24

Net investment income (loss)[3]	(0.03)	0.19	0.10	0.03	0.04	0.00 [4]
Net realized and unrealized gain (loss)	0.60	0.53	1.45	2.71	(0.73)	0.27

Net increase (decrease) from investment operations	0.57	0.72	1.55	2.74	(0.69)	0.27

Distributions from:[5]
Net investment income	(0.35)	(0.11)	(0.07)	(0.03)	(0.07)	—
Net realized gain	(1.84)	(0.14)	—	—	—	—

Total distributions	(2.19)	(0.25)	(0.07)	(0.03)	(0.07)	—

Net asset value, end of period	$12.79	$14.41	$13.94	$12.46	$9.75	$10.51

Total Return[6]
Based on net asset value	4.05%[7]	5.05%	12.51%	28.13%	(6.66)%[8]	13.17%[7]

Ratios to Average Net Assets
Total expenses	1.66%[9,10]	1.68%[9]	1.78%[9]	1.78%	1.72%	2.21%[10]

Total expenses excluding recoupment of past waived fees	1.66%[9,10]	1.67%[9]	1.78%[9]	1.78%	1.70%	2.21%[10]

Total expenses after fees waived, reimbursed and paid indirectly	1.60%[9,10]	1.63%[9]	1.65%[9]	1.65%	1.65%	1.65%[10]

Net investment income (loss)	(0.44)%[9,10]	1.30%[9]	0.78%[9]	0.25%	0.31%	0.08%[10]

Supplemental Data
Net assets, end of period (000)	$1,324	$1,446	$1,028	$1,312	$920	$838

Portfolio turnover	131%	102%	119%	156%	137%	123%

[1]	Consolidated Financial Highlights.

[2]	Commencement of operations.

[3]	Based on average shares outstanding.

[4]	Amount is less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[9]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.01%	0.01%	0.03%	—	—	—

[10]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	35

Financial Highlights	BlackRock Mid-Cap Growth Equity Portfolio

	Institutional						Service
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$17.67	$18.22	$13.58	$11.10	$11.18	$10.27	$16.34	$17.05	$12.77	$10.49	$10.60	$9.78

Net investment income (loss)[1]	(0.04)	(0.12)	0.05	0.04	(0.05)	(0.01)	(0.07)	(0.19)	(0.02)	(0.01)	(0.10)	(0.05)
Net realized and unrealized gain (loss)	2.24	2.49	4.59	2.44	(0.03)	0.92	2.06	2.31	4.30	2.29	(0.01)	0.87

Net increase (decrease) from investment operations	2.20	2.37	4.64	2.48	(0.08)	0.91	1.99	2.12	4.28	2.28	(0.11)	0.82

Distributions from net realized gain[2]	(1.91)	(2.92)	—	—	—	—	(1.89)	(2.83)	—	—	—	—

Net asset value, end of period	$17.96	$17.67	$18.22	$13.58	$11.10	$11.18	$16.44	$16.34	$17.05	$12.77	$10.49	$10.60

Total Return[3]
Based on net asset value	14.16%[4]	14.70%	34.17%	22.34%	(0.72)%[5]	8.86%[5]	13.92%[4]	14.11%	33.52%	21.74%	(1.04)%[5]	8.38%[5]

Ratios to Average Net Assets
Total expenses	1.08%[6,7]	1.11%	1.13%	1.11%	1.17%	1.15%	1.49%[6,7]	1.58%	1.67%	2.29%	1.87%	1.63%

Total expenses excluding recoupment of past waived fees	1.06%[7]	1.08%	1.11%	1.11%	1.17%	1.14%	1.37%[7]	1.33%	1.51%	2.29%	1.87%	1.62%

Total expenses after fees waived, reimbursed and paid indirectly	1.08%[7]	1.10%	1.11%	1.07%	1.17%	1.15%	1.49%[7]	1.58%	1.58%	1.58%	1.58%	1.58%

Net investment income (loss)	(0.45)%[7]	(0.68)%	0.30%	0.27%	(0.38)%	(0.09)%	(0.92)%[7]	(1.17)%	(0.15)%	(0.06)%	(0.83)%	(0.52)%

Supplemental Data
Net assets, end of period (000)	$32,844	$33,448	$21,485	$18,526	$19,348	$24,421	$2,002	$3,838	$2,065	$1,865	$714	$330

Portfolio turnover	50%	123%	160%	88%	131%	76%	50%	123%	160%	88%	131%	76%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes a payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010

Institutional	—	—	—	—	(0.90)%	8.47%

Service	—	—	—	—	(1.23)%	7.98%

[6]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratio.

[7]	Annualized.

See Notes to Financial Statements.

36	BLACKROCK FUNDS	MARCH 31, 2015

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor A						Investor B
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$15.78	$16.56	$12.38	$10.15	$10.27	$9.47	$13.22	$14.27	$10.75	$8.88	$9.05	$8.42

Net investment income (loss)[1]	(0.05)	(0.16)	0.00 [2]	(0.01)	(0.09)	(0.05)	(0.09)	(0.24)	(0.08)	(0.09)	(0.16)	(0.12)
Net realized and unrealized gain (loss)	1.96	2.24	4.18	2.24	(0.03)	0.85	1.61	1.90	3.60	1.96	(0.01)	0.75

Net increase (decrease) from investment operations	1.91	2.08	4.18	2.23	(0.12)	0.80	1.52	1.66	3.52	1.87	(0.17)	0.63

Distributions from net realized gain[3]	(1.88)	(2.86)	—	—	—	—	(1.79)	(2.71)	—	—	—	—

Net asset value, end of period	$15.81	$15.78	$16.56	$12.38	$10.15	$10.27	$12.95	$13.22	$14.27	$10.75	$8.88	$9.05

Total Return[4]
Based on net asset value	13.96%[5]	14.38%	33.76%	21.97%	(1.17)%[6]	8.45%[6]	13.58%[5]	13.47%	32.74%	21.06%	(1.88)%[6]	7.48%[6]

Ratios to Average Net Assets
Total expenses	1.46%[7]	1.48%	1.55%	1.55%	1.59%	1.58%	2.79%[7]	2.66%	2.70%	2.59%	2.43%	2.48%

Total expenses excluding recoupment of past waived fees	1.46%[7]	1.48%	1.55%	1.55%	1.56%	1.55%	2.79%[7]	2.66%	2.70%	2.59%	2.42%	2.47%

Total expenses after fees waived, reimbursed and paid indirectly	1.39%[7]	1.39%	1.39%	1.39%	1.58%	1.58%	2.16%[7]	2.16%	2.16%	2.16%	2.39%	2.38%

Net investment income (loss)	(0.72)%[7]	(1.01)%	0.03%	(0.06)%	(0.79)%	(0.51)%	(1.50)%[7]	(1.79)%	(0.66)%	(0.88)%	(1.58)%	(1.36)%

Supplemental Data
Net assets, end of period (000)	$355,613	$315,762	$282,726	$237,748	$232,924	$180,501	$2,983	$3,313	$4,330	$5,123	$7,596	$8,209

Portfolio turnover	50%	123%	160%	88%	131%	76%	50%	123%	160%	88%	131%	76%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes a payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010

Investor A	—	—	—	—	(1.36)%	8.03%

Investor B	—	—	—	—	(2.10)%	7.01%

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	37

Financial Highlights (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor C						Class R
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$13.16	$14.28	$10.75	$8.89	$9.05	$8.41	$15.63	$16.44	$12.32	$10.13	$10.25	$9.46

Net investment loss[1]	(0.09)	(0.23)	(0.09)	(0.08)	(0.16)	(0.11)	(0.07)	(0.20)	(0.04)	(0.03)	(0.10)	(0.04)
Net realized and unrealized gain (loss)	1.60	1.88	3.62	1.94	(0.00)[2]	0.75	1.95	2.22	4.16	2.22	(0.02)	0.83

Net increase (decrease) from investment operations	1.51	1.65	3.53	1.86	(0.16)	0.64	1.88	2.02	4.12	2.19	(0.12)	0.79

Distributions from net realized gain[3]	(1.82)	(2.77)	—	—	—	—	(1.86)	(2.83)	—	—	—	—

Net asset value, end of period	$12.85	$13.16	$14.28	$10.75	$8.89	$9.05	$15.65	$15.63	$16.44	$12.32	$10.13	$10.25

Total Return[4]
Based on net asset value	13.57%[5]	13.42%	32.84%	20.92%	(1.77)%[6]	7.61%[6]	13.83%[5]	14.03%	33.44%	21.62%	(1.17)%[6]	8.35%[6]

Ratios to Average Net Assets
Total expenses	2.16%[7,8]	2.17%	2.23%	2.31%	2.34%	2.33%	1.74%[8]	1.74%	1.74%	1.84%	1.91%	1.97%

Total expenses excluding recoupment of past waived fees	2.14%[8]	2.16%	2.23%	2.31%	2.31%	2.30%	1.74%[8]	1.74%	1.74%	1.84%	1.91%	1.97%

Total expenses after fees waived, reimbursed and paid indirectly	2.16%[8]	2.16%	2.16%	2.16%	2.33%	2.33%	1.65%[8]	1.65%	1.65%	1.65%	1.65%	1.65%

Net investment income (loss)	(1.49)%[8]	(1.77)%	(0.75)%	(0.81)%	(1.54)%	(1.26)%	(0.98)%[8]	(1.26)%	(0.26)%	(0.28)%	(0.84)%	(0.44)%

Supplemental Data
Net assets, end of period (000)	$35,447	$31,257	$23,959	$18,774	$16,615	$12,578	$8,172	$7,704	$9,352	$6,663	$5,227	$4,138

Portfolio turnover	50%	123%	160%	88%	131%	76%	50%	123%	160%	88%	131%	76%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes a payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010

Investor C	—	—	—	—	(1.99)%	7.13%

Class R	—	—	—	—	(1.37)%	7.93%

[7]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratio.

[8]	Annualized.

See Notes to Financial Statements.

38	BLACKROCK FUNDS	MARCH 31, 2015

Financial Highlights	BlackRock Small Cap Growth Equity Portfolio

	Institutional						Service
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$22.28	$29.86	$26.67	$20.09	$20.42	$18.66	$20.05	$27.81	$25.01	$18.93	$19.29	$17.67

Net investment income (loss)[1]	0.03	(0.06)	0.01	0.04	(0.13)	(0.12)	0.00 [2]	(0.12)	(0.06)	(0.04)	(0.18)	(0.16)
Net realized and unrealized gain (loss)	2.13	2.58	5.90	7.14	(0.20)[3]	1.88 [3]	1.87	2.40	5.49	6.72	(0.18)[3]	1.78 [3]

Net increase (decrease) from investment operations	2.16	2.52	5.91	7.18	(0.33)	1.76	1.87	2.28	5.43	6.68	(0.36)	1.62

Distributions from:[4]
Net investment income	—	—	(0.07)	—	—	—	—	—	—	—	—	—
Net realized gain	(4.97)	(10.10)	(2.65)	(0.60)	—	—	(4.90)	(10.04)	(2.63)	(0.60)	—	—

Total distributions	(4.97)	(10.10)	(2.72)	(0.60)	—	—	(4.90)	(10.04)	(2.63)	(0.60)	—	—

Net asset value, end of period	$19.47	$22.28	$29.86	$26.67	$20.09	$20.42	$17.02	$20.05	$27.81	$25.01	$18.93	$19.29

Total Return[5]
Based on net asset value	11.82%[6]	8.90%	25.36%	36.16%	(1.62)%[7,8]	9.43%[8]	11.64%[6]	8.62%	24.96%	35.72%	(1.87)%[7,8]	9.17%[8]

Ratios to Average Net Assets
Total expenses	0.83%[9]	0.87%	0.82%	0.82%	0.80%	0.83%	1.15%[9]	1.12%	1.12%	1.20%	1.07%	1.10%

Total expenses excluding recoupment of past waived fees	0.83%[9]	0.87%	0.82%	0.82%	0.80%	0.83%	1.15%[9]	1.12%	1.12%	1.20%	1.07%	1.10%

Total expenses after fees waived, reimbursed and paid indirectly	0.83%[9]	0.87%	0.82%	0.82%	0.80%	0.83%	1.15%[9]	1.12%	1.12%	1.17%	1.07%	1.10%

Net investment income (loss)	0.34%[9]	(0.24)%	0.06%	0.15%	(0.55)%	(0.59)%	0.02%[9]	(0.53)%	(0.25)%	(0.15)%	(0.81)%	(0.86)%

Supplemental Data
Net assets, end of period (000)	$487,378	$454,928	$862,261	$979,582	$931,857	$806,461	$21,356	$23,621	$24,792	$29,281	$23,683	$47,917

Portfolio turnover	66%	132%	175%	147%	141%	128%	66%	132%	175%	147%	141%	128%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[8]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	39

Financial Highlights (continued)	BlackRock Small Cap Growth Equity Portfolio

	Investor A						Investor B
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$18.91	$26.75	$24.17	$18.31	$18.69	$17.14	$14.15	$22.34	$20.50	$15.75	$16.20	$15.00

Net investment income (loss)[1]	0.00 [2]	(0.12)	(0.06)	(0.04)	(0.21)	(0.18)	(0.05)	(0.22)	(0.21)	(0.21)	(0.32)	(0.30)
Net realized and unrealized gain (loss)	1.74	2.31	5.27	6.50	(0.17)[3]	1.73 [3]	1.19	1.90	4.41	5.56	(0.13)[3]	1.50 [3]

Net increase (decrease) from investment operations	1.74	2.19	5.21	6.46	(0.38)	1.55	1.14	1.68	4.20	5.35	(0.45)	1.20

Distributions from net realized gain[4]	(4.91)	(10.03)	(2.63)	(0.60)	—	—	(4.78)	(9.87)	(2.36)	(0.60)	—	—

Net asset value, end of period	$15.74	$18.91	$26.75	$24.17	$18.31	$18.69	$10.51	$14.15	$22.34	$20.50	$15.75	$16.20

Total Return[5]
Based on net asset value	11.65%[6]	8.60%	24.91%	35.73%	(2.03)%[7,8]	9.04%[8]	11.12%[6]	7.73%	23.92%	34.46%	(2.78)%[7,8]	8.00%[8]

Ratios to Average Net Assets
Total expenses	1.15%[9]	1.15%	1.14%	1.17%	1.18%	1.22%	2.08%[9]	1.99%	1.98%	2.07%	1.96%	2.19%

Total expenses excluding recoupment of past waived fees	1.15%[9]	1.15%	1.14%	1.17%	1.18%	1.22%	2.08%[9]	1.99%	1.98%	2.07%	1.96%	2.07%

Total expenses after fees waived, reimbursed and paid indirectly	1.15%[9]	1.15%	1.14%	1.17%	1.18%	1.22%	2.08%[9]	1.99%	1.98%	2.07%	1.96%	2.19%

Net investment income (loss)	0.03%[9]	(0.56)%	(0.25)%	(0.18)%	(0.94)%	(0.98)%	(0.92)%[9]	(1.39)%	(1.08)%	(1.12)%	(1.72)%	(1.94)%

Supplemental Data
Net assets, end of period (000)	$302,109	$282,684	$332,978	$352,073	$235,400	$269,080	$730	$794	$1,265	$1,506	$1,687	$2,369

Portfolio turnover	66%	132%	175%	147%	141%	128%	66%	132%	175%	147%	141%	128%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[8]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[9]	Annualized.

See Notes to Financial Statements.

40	BLACKROCK FUNDS	MARCH 31, 2015

Financial Highlights (concluded)	BlackRock Small Cap Growth Equity Portfolio

	Investor C
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$13.99	$22.23	$20.50	$15.73	$16.19	$14.99

Net investment loss[1]	(0.04)	(0.21)	(0.21)	(0.19)	(0.35)	(0.30)
Net realized and unrealized gain (loss)	1.17	1.89	4.38	5.56	(0.11)[2]	1.50 [2]

Net increase (decrease) from investment operations	1.13	1.68	4.17	5.37	(0.46)	1.20

Distributions from net realized gain[3]	(4.82)	(9.92)	(2.44)	(0.60)	—	—

Net asset value, end of period	$10.30	$13.99	$22.23	$20.50	$15.73	$16.19

Total Return[4]
Based on net asset value	11.23%[5]	7.73%	23.91%	34.63%	(2.84)%[6,7]	8.01%[7]

Ratios to Average Net Assets
Total expenses	1.94%[8]	1.93%	1.95%	1.99%	2.08%	2.19%

Total expenses excluding recoupment of past waived fees	1.94%[8]	1.93%	1.95%	1.99%	2.05%	2.13%

Total expenses after fees waived, reimbursed and paid indirectly	1.94%[8]	1.93%	1.95%	1.99%	2.07%	2.16%

Net investment loss	(0.77)%[8]	(1.33)%	(1.06)%	(0.99)%	(1.83)%	(1.92)%

Supplemental Data
Net assets, end of period (000)	$32,630	$32,598	$33,193	$28,787	$23,947	$33,219

Portfolio turnover	66%	132%	175%	147%	141%	128%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	41

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Flexible Equity Fund	Flexible Equity	Diversified
BlackRock Mid-Cap Growth Equity Portfolio	Mid-Cap Growth Equity	Diversified
BlackRock Small Cap Growth Equity Portfolio	Small Cap Growth Equity	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor B Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Flexible Equity include the account of BlackRock Flexible Equity Fund Subsidiary, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of Flexible Equity and primarily invests in commodity-related instruments. The Subsidiary enables Flexible Equity to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Flexible Equity may invest up to 25% of its total assets in the Subsidiary. As of March 31, 2015, there were no net assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Flexible Equity, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Participation notes are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day.

42	BLACKROCK FUNDS	MARCH 31, 2015

Notes to Financial Statements (continued)

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

The Funds value their investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to 25% of its investment daily, although the Manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: Each Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, each Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

BLACKROCK FUNDS	MARCH 31, 2015	43

Notes to Financial Statements (continued)

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written, and swaps), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of a Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Flexible Equity Fund’s financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from distributions. As such, any net gain will pass through to the Flexible Equity Fund as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Flexible Equity Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Participation Notes: Flexible Equity may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer Flexible Equity a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow Flexible Equity to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, Flexible Equity the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by Flexible Equity as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Flexible Equity must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by Flexible Equity since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with

44	BLACKROCK FUNDS	MARCH 31, 2015

Notes to Financial Statements (continued)

similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of March 31, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of March 31, 2015, the following table is a summary of the Funds’ securities lending agreements by counterparty, which are subject to offset under an MSLA:

Flexible Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co.	$544,577	$(544,577)	—

[1]

Collateral with a value of $576,157 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

Mid-Cap Growth Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co.	$741,889	$(741,889)	—
JP Morgan Securities LLC	1,348,939	(1,348,939)	—
Total	$2,090,828	$(2,090,828)	—

[1]

Collateral with a value of $2,144,391 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

BLACKROCK FUNDS	MARCH 31, 2015	45

Notes to Financial Statements (continued)

Small Cap Growth Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc.	$989,984	$(989,984)	—
BNP Paribas S.A.	522,000	(522,000)	—
Citigroup Global Markets, Inc.	160,160	(160,160)	—
Credit Suisse Securities (USA) LLC	3,779,973	(3,779,973)	—
Deutsche Bank Securities, Inc.	2,188,179	(2,188,179)	—
Goldman Sachs & Co.	1,918,046	(1,918,046)	—
JP Morgan Securities LLC	1,620,893	(1,620,893)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2,909,644	(2,909,644)	—
Morgan Stanley	5,215,440	(5,215,440)	—
UBS Securities LLC	1,181,212	(1,181,212)	—
Total	$20,485,531	$(20,485,531)	—

[1]

Collateral with a value of $20,954,953 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on securities loaned in the event of borrower default. The Funds could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically manage their exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: Flexible Equity and Small Cap Growth Equity purchase and/or sell financial futures contracts and options on financial future contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, Flexible Equity and Small Cap Growth Equity are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, Flexible Equity and Small Cap Growth Equity agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by Flexible Equity and Small Cap Growth Equity as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, Flexible Equity and Small Cap Growth Equity record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: Flexible Equity enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by Flexible Equity, help to manage the overall exposure to the currencies in which some of the investments held by Flexible Equity are denominated. The contract is marked-to-market daily and the change in market value is recorded by Flexible Equity as an unrealized gain or loss. When the contract is closed, Flexible Equity records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Flexible Equity purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but

46	BLACKROCK FUNDS	MARCH 31, 2015

Notes to Financial Statements (continued)

not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, Flexible Equity bears the risk of an unfavorable change in the value of the underlying instrument or the risk that Flexible Equity may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in Flexible Equity purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

For the six months ended March 31, 2015, transactions in options written for Flexible Equity were as follows:

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options, beginning of period	1,382	$215,100	1,500	$58,441
Options written	25,378	3,366,634	—	—
Options exercised	(6,187)	(743,090)	—	—
Options expired	(2,364)	(267,904)	—	—
Options closed	(18,209)	(2,570,740)	(1,500)	(58,441)

Outstanding options, end of period	—	—	—	—

Swaps: Flexible Equity enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Total return swaps — Flexible Equity enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (dividends or interest plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

BLACKROCK FUNDS	MARCH 31, 2015	47

Notes to Financial Statements (continued)

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2015
		Value
		Flexible Equity		Small Cap Growth Equity

	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities

Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	$2,054,574	$584,811	—	—
Equity contracts	Net unrealized appreciation/depreciation[1]	—	—	$149,175	—

Total		$2,054,574	$584,811	$149,175	—

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended March 31, 2015
	Flexible Equity	Small Cap Growth Equity	Flexible Equity	Small Cap Growth Equity

	Net Realized Gain (Loss) From		Net Change in Unrealized Appreciation/Depreciation on

Foreign currency exchange contracts:
Foreign currency transactions/translations	$9,078,454	—	$(3,892,285)	—
Equity contracts:
Financial futures contracts	(8,345,746)	$397,857	(1,856,152)	$498,850
Swaps	(1,811,587)	—	505,315	—
Options[2]	(5,466,451)	—	431,968	—

Total	$(6,545,330)	$397,857	$(4,811,154)	$498,850

[2]	Options purchased are included in the net realized gain (loss) from investments — unaffiliated and net change in unrealized appreciation/depreciation on investments — unaffiliated.

For the six months ended March 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Flexible Equity	Small Cap Growth Equity
Financial futures contracts:
Average notional value of contracts - long	—	$10,262,025
Average notional value of contracts - short	$28,141,334	—
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$81,310,574	—
Average amounts sold - in USD	$42,439,084	—
Options:
Average value of option contracts purchased	$99,611	—
Average value of option contracts written	$745,142	—
Total return swaps:
Average notional value	$9,656,553	—

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange-traded purchased options and futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker

48	BLACKROCK FUNDS	MARCH 31, 2015

Notes to Financial Statements (continued)

becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from its counterparties are not fully collateralized, the Funds bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of its agreement with such counterparty, the Funds bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

As of March 31, 2015, the Funds’ derivative assets and liabilities (by type) were as follows:

	Flexible Equity		Small Cap Growth Equity
	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	—	—	$149,175	—
Forward foreign currency exchange contracts	$2,054,574	$584,811	—	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,054,574	$584,811	$149,175	—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—	(149,175)	—

Total derivative assets and liabilities subject to an MNA	$2,054,574	$584,811	—	—

As of March 31, 2015, the following table presents the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Flexible Equity
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
BNP Paribas S.A.	$16,336	—	—	—	$16,336
Citibank N.A.	32,426	$(32,426)	—	—	—
HSBC Bank PLC	1,117,262	—	—	—	1,117,262
Standard Chartered Bank	407,298	(109,233)	—	—	298,065
TD Securities, Inc.	481,252	(52,687)	—	—	428,565

Total	$2,054,574	$(194,346)	—	—	$1,860,228

BLACKROCK FUNDS	MARCH 31, 2015	49

Notes to Financial Statements (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
The Bank of New York Mellon	$29,293	—	—	—	$29,293
Citibank N.A.	169,765	$(32,426)	—	—	137,339
Deutsche Bank AG	57,616	—	—	—	57,616
Goldman Sachs Bank USA	42,957	—	—	—	42,957
Standard Chartered Bank	109,233	(109,233)	—	—	—
State Street Bank and Trust Co.	16,489	—	—	—	16,489
TD Securities, Inc.	52,687	(52,687)	—	—	—
UBS AG	106,771	—	—	—	106,771

Total	$584,811	$(194,346)	—	—	$390,465

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Flexible Equity and Mid-Cap Growth Equity	Small Cap Growth Equity
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.800%	0.550%
$1 Billion - $2 Billion	0.700%	0.500%
$2 Billion - $3 Billion	0.650%	0.475%
Greater than $3 Billion	0.625%	0.450%
The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by the Manager in the Statements of Operations. For the six months ended March 31, 2015, the amounts waived were as follows:

Flexible Equity	$12,504
Mid-Cap Growth Equity	$831
Small Cap Growth Equity	$2,661

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Flexible Equity pays the Manager based on Flexible Equity’s net assets, which include the assets of the Subsidiary.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

50	BLACKROCK FUNDS	MARCH 31, 2015

Notes to Financial Statements (continued)

For the six months ended March 31, 2015, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$236	$534,810	$31,745	$439,855	$3,744	$1,010,390
Mid-Cap Growth Equity	$3,498	$401,174	$15,448	$160,235	$19,352	$599,707
Small Cap Growth Equity	$26,423	$358,000	$3,756	$159,900	—	$548,079

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2015, the Funds paid the following amounts to the affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Flexible Equity	$491
Mid-Cap Growth Equity	$1,515
Small Cap Growth Equity	$117,234

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2015, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$1,187	$8	$46,235	$3,163	$2,146	$3	$52,742
Mid-Cap Growth Equity	$990	$18	$69,572	$2,460	$1,599	$39	$74,678
Small Cap Growth Equity	$1,002	$154	$4,690	$69	$1,028	—	$6,943

For the six months ended March 31, 2015, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$41,524	$167	$485,421	$19,552	$94,390	$1,621	$642,675
Mid-Cap Growth Equity	$16,426	$2,246	$406,676	$12,863	$30,358	$11,016	$479,585
Small Cap Growth Equity	$334,292	$22,858	$299,813	$1,481	$39,446	—	$697,890

Effective January 1, 2015, The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Funds. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below:

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

Prior to January 1, 2015, BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager acted as co-administrators for the Funds. For these services, the co-administrators received an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, was paid at the following annual rates. In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

BLACKROCK FUNDS	MARCH 31, 2015	51

Notes to Financial Statements (continued)

For the six months ended March 31, 2015, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

Flexible Equity	$199,136
Mid-Cap Growth Equity	$137,669
Small Cap Growth Equity	$274,852

For the six months ended March 31, 2015, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$5,817	$21	$48,271	$720	$9,922	$168	$64,919
Mid-Cap Growth Equity	$3,416	$326	$36,014	$349	$3,596	$870	$44,571
Small Cap Growth Equity	$52,067	$2,383	$32,168	$85	$3,602	—	$90,305

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived — class specific in the Statements of Operations.

The Manager contractually and/or voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Flexible Equity		Mid-Cap Growth Equity	Small Cap Growth Equity
	Contractual[1]	Voluntary[2]	Contractual[3]	Contractual[3]

Institutional	0.97%	0.92%	1.11%	1.02%
Service	1.29%	1.24%	1.58%	1.18%[4]
Investor A	1.29%	1.24%	1.39%	1.50%
Investor B	2.06%	2.01%	2.16%	2.28%
Investor C	2.06%	2.01%	2.16%	2.28%
Class R	1.65%[5]	1.60%	1.65%	1.72%[6]

[1]

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2016, except for Class R Shares which is prior to February 1, 2025, unless approved by the Board, including a majority of the independent Trustees.

[2]	The voluntary waiver or reimbursement, which became effective June 1, 2014, may be reduced or discontinued at any time.

[3]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2016 unless approved by the Board, including a majority of the independent Trustees.

[4]	Prior to February 1, 2015, the contractual cap was 1.29%.

[5]	On February 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten year term.

[6]	There were no shares outstanding as of March 31, 2015.

These amounts waived or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended March 31, 2015, the Manager waived $5,758 of investment advisory fees for Flexible Equity, which is included in fees waived by the Manager. Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$5,817	$13	$48,271	$720	$9,922	$168	$64,911
Mid-Cap Growth Equity	—	$3	$35,610	$349	$275	$870	$37,107
Small Cap Growth Equity	—	$91	—	—	—	—	$91

Transfer Agent Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$1,187	$8	$46,235	$3,163	$2,146	$3	$52,742
Mid-Cap Growth Equity	—	—	$48,754	$2,460	—	$39	$51,253

Transfer Agent Fees Reimbursed	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Flexible Equity	$40,150	$121	$288,410	$13,506	$53,033	$264	$395,484
Mid-Cap Growth Equity	—	$5	$20,895	$6,856	—	$2,456	$30,212

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager

52	BLACKROCK FUNDS	MARCH 31, 2015

Notes to Financial Statements (continued)

becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2015, the Manager recouped the following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Service	Investor C	Total
Flexible Equity	—	$15	—	$15
Mid-Cap Growth Equity	$2,523	$1,701	$3,138	$7,362

On March 31, 2015, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2015	2016	2017
Flexible Equity
Fund Level	$4,185	—	—
Institutional	$161,208	$68,244	$34,796
Service	$2,162	$51	$110
Investor A	$726,434	$534,736	$280,289
Investor B	$50,744	$33,683	$15,862
Investor C	$141,245	$74,719	$44,014
R Shares	$1,533	$563	$275
Mid-Cap Growth Equity
Service	—	—	$8
Investor A	$387,828	$282,293	$105,259
Investor B	$24,471	$19,359	$9,664
Investor C	$10,988	$4,164	$276
R Shares	$6,418	$7,596	$3,365

For the six months ended March 31, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Flexible Equity	$3,751
Mid-Cap Growth Equity	$7,673
Small Cap Growth Equity	$5,826

For the six months ended March 31, 2015, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
Flexible Equity	$12	$148	$1,463
Mid-Cap Growth Equity	$195	$79	$1,499
Small Cap Growth Equity	$484	—	$1,628

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

BLACKROCK FUNDS	MARCH 31, 2015	53

Notes to Financial Statements (continued)

The share of securities lending income earned by each Fund, if any, is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended March 31, 2015, each Fund paid BIM the following amounts for securities lending agent services:

Flexible Equity	$14,153
Mid-Cap Growth Equity	$6,286
Small Cap Growth Equity	$264,570

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the six months ended March 31, 2015, Flexible Equity’s purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $17,172,283 and $5,877,528, respectively.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2015, were as follows:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Purchases	$730,085,154	$201,149,810	$531,990,041
Sales	$702,498,813	$216,217,237	$557,813,030

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended September 30, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2015, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of September 30, 2014, the Flexible Equity Fund had a capital loss carryforward available to offset future realized capital gains of $47,020,050, all of which is due to expire September 30, 2017.

As of March 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Tax cost	$538,543,784	$326,034,390	$760,102,039

Gross unrealized appreciation	$26,571,964	$114,886,919	$140,844,001
Gross unrealized depreciation	(13,430,968)	(2,920,777)	(36,782,160)

Net unrealized appreciation	$13,140,996	$111,966,142	$104,061,841

8. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Fund, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon

54	BLACKROCK FUNDS	MARCH 31, 2015

Notes to Financial Statements (continued)

portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2015, the Funds did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of March 31, 2015, Flexible Equity and Small Cap Growth Equity invested a significant portion of their assets in securities in the information technology and health care sectors. Mid-Cap Growth Equity invested a significant portion of its assets in securities in the consumer discretionary and information technology sectors. Changes in economic conditions affecting such sectors would have a greater impact on the respective Funds and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
Flexible Equity	Shares	Amount	Shares	Amount
Institutional
Shares sold	195,452	$2,645,063	1,242,439	$18,462,322
Shares issued in reinvestment of distributions	571,422	7,302,784	88,986	1,337,911
Shares redeemed	(595,914)	(7,942,014)	(2,225,666)	(32,833,176)

Net increase (decrease)	170,960	$2,005,833	(894,241)	$(13,032,943)

Service
Shares sold	—	—	1,364	$19,360
Shares issued in reinvestment of distributions	2,121	$26,699	336	5,005
Shares redeemed	(3,004)	(43,352)	(17,425)	(252,400)

Net decrease	(883)	$(16,653)	(15,725)	$(228,035)

Investor A
Shares sold and automatic conversion of shares	777,828	$10,197,631	1,663,646	$23,801,164
Shares issued in reinvestment of distributions	5,268,169	64,956,765	698,720	10,236,797
Shares redeemed	(4,183,626)	(55,001,580)	(8,445,720)	(121,467,554)

Net increase (decrease)	1,862,371	$20,152,816	(6,083,354)	$(87,429,593)

Investor B
Shares sold	887	$10,536	3,381	$43,442
Shares issued in reinvestment of distributions	94,405	1,036,570	9,091	121,879
Shares redeemed and automatic conversion of shares	(154,965)	(1,805,988)	(421,887)	(5,456,644)

Net decrease	(59,673)	$(758,882)	(409,415)	$(5,291,323)

BLACKROCK FUNDS	MARCH 31, 2015	55

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
Flexible Equity (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	145,741	$1,724,831	265,044	$3,408,878
Shares issued in reinvestment of distributions	1,323,125	14,355,983	117,219	1,558,290
Shares redeemed	(906,062)	(10,486,190)	(1,600,571)	(20,645,886)

Net increase (decrease)	562,804	$5,594,624	(1,218,308)	$(15,678,718)

Class R
Shares sold	10,954	$148,085	53,477	$784,618
Shares issued in reinvestment of distributions	17,840	226,931	1,295	19,657
Shares redeemed	(25,613)	(331,305)	(28,177)	(413,014)

Net increase	3,181	$43,711	26,595	$391,261

Total Net Increase (Decrease)	2,538,760	$27,021,449	(8,594,448)	$(121,269,351)

Mid-Cap Growth Equity
Institutional
Shares sold	478,585	$8,371,788	1,196,508	$21,091,745
Shares issued in reinvestment of distributions	185,953	2,891,571	194,583	3,105,529
Shares redeemed	(729,013)	(12,334,031)	(677,079)	(11,709,016)

Net increase (decrease)	(64,475)	$(1,070,672)	714,012	$12,488,258

Service
Shares sold	36,763	$588,978	158,478	$2,550,496
Shares issued in reinvestment of distributions	33,345	475,497	24,218	359,153
Shares redeemed	(183,110)	(2,613,334)	(68,930)	(1,110,985)

Net increase (decrease)	(113,002)	$(1,548,859)	113,766	$1,798,664

Investor A
Shares sold and automatic conversion of shares	1,629,216	$24,897,260	2,620,664	$41,081,622
Shares issued in reinvestment of distributions	2,641,817	36,192,894	3,329,313	47,575,801
Shares redeemed	(1,797,456)	(26,948,741)	(3,002,634)	(46,763,780)

Net increase	2,473,577	$34,141,413	2,947,343	$41,893,643

Investor B
Shares sold	1,598	$20,297	14,015	$189,102
Shares issued in reinvestment of distributions	37,360	419,930	63,066	759,319
Shares redeemed and automatic conversion of shares	(59,282)	(719,407)	(129,834)	(1,701,598)

Net decrease	(20,324)	$(279,180)	(52,753)	$(753,177)

Investor C
Shares sold	316,586	$3,963,175	737,262	$9,789,456
Shares issued in reinvestment of distributions	377,524	4,213,180	396,072	4,748,893
Shares redeemed	(310,731)	(3,815,107)	(436,380)	(5,629,287)

Net increase	383,379	$4,361,248	696,954	$8,909,062

56	BLACKROCK FUNDS	MARCH 31, 2015

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
Mid-Cap Growth Equity (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	105,588	$1,577,263	213,560	$3,338,369
Shares issued in reinvestment of distributions	68,920	935,238	115,333	1,635,424
Shares redeemed	(145,406)	(2,100,075)	(404,806)	(6,167,381)

Net increase (decrease)	29,102	$412,426	(75,913)	$(1,193,588)

Total Net Increase	2,688,257	$36,016,376	4,343,409	$63,142,862

Small Cap Growth Equity
Institutional
Shares sold	1,822,865	$35,926,624	8,656,098	$211,371,164
Shares issued in reinvestment of distributions	5,535,087	98,413,836	9,997,391	219,842,574
Shares redeemed	(2,750,662)	(54,556,283)	(27,109,533)	(690,162,339)

Net increase (decrease)	4,607,290	$79,784,177	(8,456,044)	$(258,948,601)

Service
Shares sold	128,462	$2,281,081	326,946	$7,360,406
Shares issued in reinvestment of distributions	320,597	4,988,487	452,078	8,964,705
Shares redeemed	(372,662)	(6,880,388)	(492,363)	(10,724,740)

Net increase	76,397	$389,180	286,661	$5,600,371

Investor A
Shares sold and automatic conversion of shares	2,017,404	$31,831,481	4,602,327	$93,881,945
Shares issued in reinvestment of distributions	4,903,069	70,555,130	6,048,552	113,168,255
Shares redeemed	(2,678,458)	(43,856,254)	(8,147,736)	(171,817,273)

Net increase	4,242,015	$58,530,357	2,503,143	$35,232,927

Investor B
Shares sold	935	$11,161	2,277	$38,240
Shares issued in reinvestment of distributions	25,616	246,684	34,769	489,888
Shares redeemed and automatic conversion of shares	(13,241)	(144,097)	(37,519)	(555,636)

Net increase (decrease)	13,310	$113,748	(473)	$(27,508)

Investor C
Shares sold	224,841	$2,456,563	411,912	$6,591,150
Shares issued in reinvestment of distributions	1,120,241	10,575,042	1,031,671	14,371,093
Shares redeemed	(507,505)	(5,591,311)	(606,945)	(9,349,869)

Net increase	837,577	$7,440,294	836,638	$11,612,374

Total Net Increase (Decrease)	9,776,589	$146,257,756	(4,830,075)	$(206,530,437)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 23, 2015, the 364-day, $2.1 billion credit agreement to which the Funds are a party, was further amended to expire on April 21, 2016, unless otherwise extended or renewed.

BLACKROCK FUNDS	MARCH 31, 2015	57

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Collette Chilton, Trustee

Frank J. Fabozzi, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Barbara G. Novick, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Trustees of the Trust and Ronald W. Forbes resigned as a Trustee of the Trust and Co-Chair of the Board. Effective January 1, 2015, Collette Chilton, Barbara G. Novick and Mark Stalnecker were appointed to serve as Trustees of the Trust.

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Trust and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

58	BLACKROCK FUNDS	MARCH 31, 2015

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	MARCH 31, 2015	59

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

60	BLACKROCK FUNDS	MARCH 31, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Midcap-3/15-SAR

MARCH 31, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock FundsSM

„   BlackRock Global Opportunities Portfolio

„   BlackRock Health Sciences Opportunities Portfolio

„   BlackRock International Opportunities Portfolio

„   BlackRock Science & Technology Opportunities Portfolio

„   BlackRock U.S. Opportunities Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS	MARCH 31, 2015

The Markets in Review

Dear Shareholder,

Market volatility has remained low from a long-term perspective, but increased over the course of 2014 amid higher valuations in risk assets (such as equities and high yield bonds), geopolitical risks, uneven global economic growth and uncertainty around policy moves from the world’s largest central banks. As the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program (which ultimately ended in October 2014), U.S. interest rates surprisingly trended lower and stock prices forged ahead despite high valuations on the back of a multi-year bull market. Geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile in the middle of the summer, stoking worries about economic growth outside the United States. As the U.S. economy continued to show steady improvement, the stronger data caused concern among investors that the Fed would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

U.S. economic growth picked up considerably in the fourth quarter while the broader global economy showed signs of slowing. U.S. markets significantly outperformed international markets even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy, which drove further strengthening in the U.S. dollar. Oil prices plummeted in the fourth quarter due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and stress in emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields became relatively attractive as compared to international sovereign debt.

Equity markets reversed in the first quarter of 2015 and U.S. stocks underperformed international markets, notably Europe and Japan, but also emerging markets. Investors had held high expectations for the U.S. economy, but after a harsh winter, first-quarter data disappointed and high valuations took their toll on U.S. stocks. Meanwhile, economic reports in Europe and Asia easily beat investors’ very low expectations for those economies, and accommodative policies from global central banks helped international equities rebound. The ECB’s asset purchase program (announced in January and commenced in March) was the largest in scale and effect on the markets. Overall, market volatility decreased in the first quarter as global risks abated, with a ceasefire in Ukraine and an improving outlook for Greece’s continued membership in the Eurozone.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.93%	12.73%
U.S. small cap equities (Russell 2000® Index)	14.46	8.21
International equities (MSCI Europe, Australasia, Far East Index)	1.13	(0.92)
Emerging market equities (MSCI Emerging Markets Index)	(2.37)	0.44
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	6.25	9.88
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	3.43	5.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.29	6.60
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.50	2.00

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2015	BlackRock Global Opportunities Portfolio

Investment Objective

BlackRock Global Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

  How did the Fund perform?

•	For the six-month period ended March 31, 2015, the Fund outperformed the benchmark, the MSCI All Country World Index (“ACWI”).

  What factors influenced performance?

•

Stock selection in the financials and industrials sectors were the primary positive contributors to relative performance. Within the financials sector, selection in the asset management & custody banks sub-industry was a notable contributor as shares of WisdomTree Investments, Inc. traded higher following a report that the firm’s assets under management had surpassed the $50 billion mark. Within industrials, shares of American Airlines Group, Inc. rallied after the stock was added to the S&P 500 Index. The company has also benefited along with other airlines from lower input costs caused by declining energy prices.

•

Stock selection decisions in the energy sector pared back some of the relative gains. Within the oil & gas exploration & production sub-industry, shares of Lekoil Ltd. fell as the price of oil continued its downward trend. Also detracting from relative performance was selection in the information technology (“IT”) sector, as shares of LendingClub Corp. gradually fell over the period after posting strong short-term gains following its initial public offering.

  Describe recent portfolio activity.

•

During the six-month period, the Fund increased its exposure to the IT, telecommunication services and consumer staples sectors, while reducing exposure to the energy, financials and industrials sectors. In regional terms, these shifts resulted in increased overweight exposures to emerging Asia and developed Europe, while reducing exposure to emerging Americas and Japan.

  Describe portfolio positioning at period end.

•

Relative to the MSCI ACWI, the Fund ended the period overweight developed Europe and underweight both developed Americas and Asia. From a sector perspective, the Fund was most notably overweight in the IT and health care sectors, while its biggest underweights were to the materials and the consumer staples sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Apple Inc.	2%
Citigroup, Inc.	2
Royal Dutch Shell PLC, A Shares - ADR	2
The Hartford Financial Services Group, Inc.	1
AIA Group Ltd.	1
Roper Industries, Inc.	1
The Hain Celestial Group, Inc.	1
Actavis PLC	1
Kennedy-Wilson Holdings, Inc.	1
BankUnited, Inc.	1

Geographic Allocation	Percent of Long-Term Investments
United States	53%
United Kingdom	10
Japan	5
France	4
Germany	3
Switzerland	3
China	3
India	2
Netherlands	2
Ireland	2
South Korea	2
Other[1]	11

[1]	Includes holdings within countries that are 1% or less of long-term investments.
Please refer to the Schedule of Investments for such countries.

4	BLACKROCK FUNDS	MARCH 31, 2015

BlackRock Global Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The Fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The Fund may also invest up to 25% of its total assets in global fixed-income securities, including corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds).

[3]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2015
		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.77%	1.76%	N/A	7.59%	N/A	5.53%	N/A
Investor A	4.63	1.53	(3.81)%	7.29	6.14%	5.24	4.62%
Investor B	4.12	0.64	(3.86)	6.37	6.06	4.55	4.55
Investor C	4.19	0.77	(0.24)	6.39	6.39	4.44	4.44
Class R	4.47	1.21	N/A	6.91	N/A	4.85	N/A
MSCI ACWI	2.73	5.42	N/A	8.99	N/A	5.18	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on January 31, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,047.70	$ 5.41	$1,000.00	$1,019.65	$ 5.34	1.06%
Investor A	$1,000.00	$1,046.30	$ 6.79	$1,000.00	$1,018.30	$ 6.69	1.33%
Investor B	$1,000.00	$1,041.20	$11.09	$1,000.00	$1,014.06	$10.95	2.18%
Investor C	$1,000.00	$1,041.90	$10.89	$1,000.00	$1,014.26	$10.75	2.14%
Class R	$1,000.00	$1,044.70	$ 8.77	$1,000.00	$1,016.36	$ 8.65	1.72%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2015	5

Fund Summary as of March 31, 2015	BlackRock Health Sciences Opportunities Portfolio

Investment Objective

BlackRock Health Sciences Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

  How did the Fund perform?

•

For the six-month period ended March 31, 2015, the Fund outperformed its benchmark, the Russell 3000® Health Care Index, as well as the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 3000® Health Care Index.

  What factors influenced performance?

•

Stock selection in the biotechnology and pharmaceutical industries made the strongest contribution to performance during the semi-annual period. Positioning in the medical equipment and supplies industry also marginally aided relative performance.

•

In biotechnology, the Fund’s underweight position in Gilead Sciences, Inc., combined with overweight allocations in several holdings that appreciated following positive clinical developments added significant value. Notable holdings that benefited performance included Receptos, Inc., BioMarin Pharmaceutical, Inc., Alkermes PLC, Neurocrine Biosciences, Inc., Incyte Corp., Kite Pharma, Inc. and Spark Therapeutics, Inc.

•

Within the pharmaceutical sub-sector, Eisai Co. Ltd. and Intra-Cellular Therapies, Inc. also rallied due to positive clinical developments. In addition, the Fund was underweight in several large benchmark components that lagged, such as Johnson & Johnson and Merck & Co., Inc. The Fund’s positions in several specialty pharmaceutical companies also aided relative performance.

•

Given the Fund’s strong outperformance, there were only a handful of detractors during the period. An underweight allocation in the managed health care and health care services industries detracted from relative performance. Out-of-benchmark positions in several lagging non-U.S. pharmaceutical stocks such as Shire PLC, Roche Holding AG, AstraZeneca PLC, Bayer AG and Novartis AG were notable detractors.

  Describe recent portfolio activity.

•

During the fourth quarter of 2014, the Fund increased its weighting in biotechnology and made a corresponding reduction in the pharmaceutical industry. Other industry weightings remained unchanged in aggregate. The weighting in biotechnology and pharmaceuticals remained consistent during the first quarter of 2015, and the Fund slightly increased its position in health care providers and services.

  Describe portfolio positioning at period end.

•

The Fund continues to focus on innovative companies. The Fund’s largest industry allocations remain in biotechnology and pharmaceuticals, both of which are benefiting from the acceleration in new drug discovery and development, and in medical devices and supplies, where many companies are developing innovative products. Amid these broad trends, the Fund remained focused on the individual merits of each company’s respective pipeline or product opportunity, in keeping with its bottom-up, fundamental investment process.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Biogen Idec, Inc.	4%
Celgene Corp.	3
Actavis PLC	3
UnitedHealth Group, Inc.	3
Medtronic PLC	3
Amgen, Inc.	3
Bristol-Myers Squibb Co.	3
McKesson Corp.	3
Eli Lilly & Co.	3
Alexion Pharmaceuticals, Inc.	2

Industry Allocation	Percent of Long-Term Investments
Biotechnology	30%
Pharmaceuticals	30
Health Care Equipment & Supplies	18
Health Care Providers & Services	17
Life Sciences Tools & Services	4
Health Care Technology	1

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	BLACKROCK FUNDS	MARCH 31, 2015

BlackRock Health Sciences Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities, primarily common stock, of companies in health sciences and related industries.

[3]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[4]

An unmanaged index that features companies involved in medical services or health care in the Russell 3000® Index, which includes the largest 3,000 U.S. companies as determined by total market capitalization.

Performance Summary for the Period Ended March 31, 2015
		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	20.58%	34.88%	N/A	21.37%	N/A	16.74%	N/A
Service	20.42	34.51	N/A	21.01	N/A	16.40	N/A
Investor A	20.44	34.53	27.47%	21.02	19.72%	16.39	15.76%
Investor B	19.93	33.47	28.97	20.07	19.88	15.65	15.65
Investor C	20.00	33.58	32.58	20.15	20.15	15.54	15.54
Class R	20.25	34.13	N/A	20.56	N/A	15.89	N/A
S&P 500® Index	5.93	12.73	N/A	14.47	N/A	8.01	N/A
Russell 3000® Health Care Index	17.05	27.77	N/A	20.91	N/A	11.97	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2014	Ending Account Value March 31 2015	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,205.80	$ 4.73	$1,000.00	$1,020.64	$4.33	0.86%
Service	$1,000.00	$1,204.20	$ 6.32	$1,000.00	$1,019.20	$5.79	1.15%
Investor A	$1,000.00	$1,204.40	$ 6.27	$1,000.00	$1,019.25	$5.74	1.14%
Investor B	$1,000.00	$1,199.30	$10.86	$1,000.00	$1,015.06	$9.95	1.98%
Investor C	$1,000.00	$1,200.00	$10.20	$1,000.00	$1,015.66	$9.35	1.86%
Class R	$1,000.00	$1,202.50	$ 7.85	$1,000.00	$1,017.80	$7.19	1.43%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2015	7

Fund Summary as of March 31, 2015	BlackRock International Opportunities Portfolio

Investment Objective

BlackRock International Opportunities Portfolio’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

  How did the Fund perform?

•	For the six-month period ended March 31, 2015, the Fund outperformed its benchmark, the MSCI All Country World Index (“ACWI”) Ex-U.S.

  What factors influenced performance?

•

A positive contributor to relative performance was stock selection within the industrial machinery industry of the industrials sector, led by a position in FANUC Corp. Shares of the company traded higher after its announcement that it was initiating an investor relations department, a milestone for a Japanese company. Also, contributing to performance was selection within the airlines industry in industrials, after shares of Ryanair Holdings PLC rallied following a positive earnings reversion, an analyst upgrade and a decline in fuel prices.

•

Detracting from performance was stock selection within the oil & gas exploration & production industry in the energy sector, led by shares of Lekoil Ltd., which fell as the price of oil continued its downward trend.

  Describe recent portfolio activity.

•

During the six-month period, the Fund increased its exposure to the information technology, consumer discretionary and financials sectors, while reducing exposure to the energy, industrials and materials sectors. Regionally, these trades resulted in increased exposures to developed Europe and emerging Asia, while reducing exposure to Japan.

•

During the time period, derivatives were used in the form of forward currency transactions to hedge currency exposure of holdings back to the exposure of the benchmark, with minimal impact on performance.

  Describe portfolio positioning at period end.

•

Relative to the MSCI ACWI Ex-U.S., the Fund ended the period with overweight positions in developed Europe and the emerging Americas and an underweight position in Asia. On a sector basis, the Fund was most notably overweight in health care and consumer discretionary, while the most significant underweights were in materials and financials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Novartis AG, Registered Shares	3%
Roche Holding AG	3
AstraZeneca PLC	3
Teva Pharmaceutical Industries Ltd. - ADR	2
Liberty Global PLC, Series A	2
Royal Dutch Shell PLC, A Shares	2
Shire PLC - ADR	2
Imperial Tobacco Group PLC	2
AXA SA	2
Element Financial Corp.	2

Geographic Allocation	Percent of Long-Term Investments

United Kingdom	21%
Switzerland	9
Japan	9
France	6
China	6
Ireland	6
Germany	6
Netherlands	5
India	4
Canada	4
South Korea	3
Italy	3
Israel	2
United States	2
Hong Kong	2
Belgium	2
Spain	2
Other[1]	8

[1]	Includes holdings within countries that are 1% or less of long-term investments.
Please refer to the Schedule of Investments for such countries.

8	BLACKROCK FUNDS	MARCH 31, 2015

BlackRock International Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by foreign companies of any market capitalization. The Fund may invest up to 40% of its net assets in stocks of issuers in emerging market countries.

[3]	A free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Performance Summary for the Period Ended March 31, 2015

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.50%	(5.34)%	N/A	5.22%	N/A	7.40%	N/A
Service	1.38	(5.59)	N/A	4.81	N/A	7.02	N/A
Investor A	1.35	(5.64)	(10.59)%	4.92	3.79%	7.08	6.50%
Investor B	0.91	(6.38)	(10.04)	4.06	3.72	6.40	6.40
Investor C	0.99	(6.33)	(7.13)	4.13	4.13	6.27	6.27
MSCI ACWI Ex-U.S.	(0.51)	(1.01)	N/A	4.82	N/A	5.46	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,015.00	$ 5.98	$1,000.00	$1,019.00	$ 5.99	1.19%
Service	$1,000.00	$1,013.80	$ 7.33	$1,000.00	$1,017.65	$ 7.34	1.46%
Investor A	$1,000.00	$1,013.50	$ 7.58	$1,000.00	$1,017.40	$ 7.59	1.51%
Investor B	$1,000.00	$1,009.10	$11.82	$1,000.00	$1,013.16	$11.85	2.36%
Investor C	$1,000.00	$1,009.90	$11.22	$1,000.00	$1,013.76	$11.25	2.24%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2015	9

Fund Summary as of March 31, 2015	BlackRock Science & Technology Opportunities Portfolio

Investment Objective

BlackRock Science & Technology Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

  How did the Fund perform?

•	For the six-month period ended March 31, 2015, the Fund outperformed its benchmark, the MSCI World Information Technology Index.

  What factors influenced performance?

•

Stock selection in the systems software industry was the most significant positive contributor to relative return. In particular, the Fund’s underweight position in large benchmark constituent Microsoft Corp. led contributors for the period after the company reported weaker-than-expected PC sales. In addition, selection in the IT consulting & other services industry contributed to gains, led by a position in Luxoft Holding, Inc., which saw its shares appreciate over the period based on financial results that outperformed which shares appreciated after reporting strong financial results.

•

The most significant detractor from the Fund’s performance relative to the benchmark was selection in the internet software & services industry, led by a position in LendingClub Corp., as investors became concerned that the company’s growth rate was already priced into its valuation following the initial public offering. Selection in the consumer finance industry also detracted from performance, after shares of TrustBuddy International AB traded lower following slower-than-expected revenue growth for the quarter.

  Describe recent portfolio activity.

•

During the six-month period, the Fund reduced its overweight exposure to software & services stocks. These proceeds were used in large part to help fund purchases within the semiconductors & semiconductor equipment and technology hardware & equipment groups.

  Describe portfolio positioning at period end.

•

Relative to the MSCI World Information Technology Index, the Fund ended the period with its largest overweight in the internet software & services industry. This positioning reflects a focus on areas of secular growth and emerging technology including the shift to mobile payments, e-commerce acceleration, mobile monetization, social media and cloud computing.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Apple Inc.	11%
Facebook, Inc., Class A	3
Tencent Holdings Ltd.	3
Visa, Inc., Class A	2
Google, Inc., Class A	2
Google, Inc., Class C	2
MasterCard, Inc., Class A	2
Uber Technologies, Inc., Series D	2
Samsung Electronics Co. Ltd.	2
Vipshop Holdings Ltd. - ADR	2

Industry Allocation	Percent of Long-Term Investments

Internet Software & Services	27%
Software	15
Technology Hardware, Storage & Peripherals	14
IT Services	12
Semiconductors & Semiconductor Equipment	12
Internet & Catalog Retail	6
Electronic Equipment, Instruments & Components	3
Media	2
Communications Equipment	2
Real Estate Investment Trusts (REITs)	2
Household Durables	2
Other[1]	3

[1]	Includes holdings within industries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such industries.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

10	BLACKROCK FUNDS	MARCH 31, 2015

BlackRock Science & Technology Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. and non-U.S. science and technology companies in all market capitalization ranges, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or use of technology. The Fund may invest up to 25% of its net assets in emerging market countries.

[3]	An index that measures the performance of the technology sector in developed equity markets.

Performance Summary for the Period Ended March 31, 2015
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	12.25%	12.88%	N/A	13.01%	N/A	11.06%	N/A
Service	12.10	12.67	N/A	12.78	N/A	10.74	N/A
Investor A	12.10	12.52	6.61%	12.61	11.40%	10.63	10.04%
Investor B	11.61	11.61	7.11	11.67	11.41	9.89	9.89
Investor C	11.55	11.56	10.56	11.64	11.64	9.67	9.67
Class R	11.88	12.20	N/A	12.30	N/A	10.29	N/A
MSCI World Information Technology Index	6.26	16.13	N/A	12.36	N/A	8.45	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,122.50	$ 6.83	$1,000.00	$1,018.50	$ 6.49	1.29%
Service	$1,000.00	$1,121.00	$ 8.14	$1,000.00	$1,017.25	$ 7.75	1.54%
Investor A	$1,000.00	$1,121.00	$ 8.51	$1,000.00	$1,016.90	$ 8.10	1.61%
Investor B	$1,000.00	$1,116.10	$12.77	$1,000.00	$1,012.86	$12.14	2.42%
Investor C	$1,000.00	$1,115.60	$12.92	$1,000.00	$1,012.72	$12.29	2.45%
Class R	$1,000.00	$1,118.80	$ 9.98	$1,000.00	$1,015.51	$ 9.50	1.89%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2015	11

Fund Summary as of March 31, 2015	BlackRock U.S. Opportunities Portfolio

Investment Objective

BlackRock U.S. Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

  How did the Fund perform?

•	For the six-month period ended March 31, 2015, the Fund outperformed the benchmark, the Russell Midcap® Index.

  What factors influenced performance?

•

Stock selection within the industrials and health care sectors were the largest contributors to relative performance for the period. In industrials, performance was led by positioning in the airlines industry. In particular, shares of JetBlue Airways Corp. benefited as the company announced new cost cutting plans. Within health care, stock selection in the biotechnology segment had a positive impact on performance, led by a position in BioMarin Pharmaceutical, Inc., whose shares were bolstered by the continued positive expectations for favorable clinical data related to its drug pipeline.

•

Conversely, stock selection within the oil & gas equipment & services industry of the energy sector detracted from relative performance. In particular, a position in U.S. Silica Holdings, Inc. was negatively impacted by OPEC’s decision to maintain its current production levels, sending oil prices substantially lower over the period. Within the consumer discretionary sector, holdings in the apparel, accessories & luxury goods industry also detracted, after shares of Sequential Brands Group, Inc. traded lower as investors took profits following the stock’s significant outperformance in 2014.

  Describe recent portfolio activity.

•

During the six-month period, the Fund increased its exposures to the information technology (“IT”), financials, and materials sectors, while reducing exposures to energy, consumer discretionary, and consumer staples.

  Describe portfolio positioning at period end.

•

Relative to the Russell Midcap® Index, the Fund ended the period with overweight positions in the IT, health care and materials sectors, while maintaining underweight allocations to the utilities, industrials and consumer staples sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Jarden Corp.	2%
Sequential Brands Group, Inc.	2
BankUnited, Inc.	1
The Hartford Financial Services Group, Inc.	1
Crown Holdings, Inc.	1
Snap-on, Inc.	1
Regions Financial Corp.	1
Mallinckrodt PLC	1
Roper Industries, Inc.	1
Kennedy-Wilson Holdings, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Financials	20%
Information Technology	18
Consumer Discretionary	17
Health Care	15
Industrials	11
Materials	7
Consumer Staples	5
Energy	4
Utilities	2
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

12	BLACKROCK FUNDS	MARCH 31, 2015

BlackRock U.S. Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuation.

[3]

A market index measures the performance of the mid-cap segment of the U.S. equities universe. It is a subset of the Russell 1000® Index including approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies.

Performance Summary for the Period Ended March 31, 2015

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	12.16%	15.58%	N/A	14.40%	N/A	12.11%	N/A
Service	11.93	15.11	N/A	13.90	N/A	11.63	N/A
Investor A	11.93	15.10	9.06%	13.88	12.66%	11.59	10.99%
Investor B	11.50	14.22	9.91	12.99	12.74	10.92	10.92
Investor C	11.51	14.27	13.31	13.04	13.04	10.77	10.77
Russell Midcap® Index	10.13	13.68	N/A	16.16	N/A	10.02	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,121.60	$ 4.81	$1,000.00	$1,020.39	$ 4.58	0.91%
Service	$1,000.00	$1,119.30	$ 6.92	$1,000.00	$1,018.40	$ 6.59	1.31%
Investor A	$1,000.00	$1,119.30	$ 6.92	$1,000.00	$1,018.40	$ 6.59	1.31%
Investor B	$1,000.00	$1,115.00	$11.07	$1,000.00	$1,014.46	$10.55	2.10%
Investor C	$1,000.00	$1,115.10	$10.92	$1,000.00	$1,014.61	$10.40	2.07%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2015	13

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) On February 11, 2015, the Board of Trustees of the Trust (the “Board”) approved the conversion of all of the issued and outstanding Investor B Shares of BlackRock Global Opportunities Portfolio and BlackRock Science & Technology Opportunities Portfolio into Investor A Shares of each respective Fund, which will be effective on or about the close of business on June 23, 2015. All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries

•	Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of

0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to September 8, 2008, the performance results of Class R Shares of BlackRock Science & Technology Opportunities Portfolio are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to September 12, 2011, the performance results of Class R Shares of BlackRock Global Opportunities Portfolio and Health Sciences Opportunities are those of the applicable Fund’s Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of certain Funds’ expenses. Without such waiver and/or reimbursement, such Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

14	BLACKROCK FUNDS	MARCH 31, 2015

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2014 and held through March 31, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment, and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	15

Schedule of Investments March 31, 2015 (Unaudited)	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Belgium — 1.0%
Anheuser-Busch InBev NV	26,518	$3,239,569
Canada — 0.9%
Enbridge, Inc.	34,900	1,682,243
MEG Energy Corp. (a)	75,500	1,219,636

		2,901,879
China — 2.6%
Alibaba Group Holding Ltd. - ADR (a)	27,500	2,289,100
Baidu, Inc. - ADR (a)	12,600	2,625,840
Beijing Enterprises Water Group Ltd.	2,696,000	1,833,293
China Construction Bank Corp., H Shares	1,830,000	1,518,876

		8,267,109
France — 4.2%
AXA SA	83,700	2,106,652
Schneider Electric SE	36,612	2,849,090
Société Générale SA	43,200	2,085,775
Unibail-Rodamco SE	12,200	3,294,428
Vivendi SA	112,520	2,793,612

		13,129,557
Germany — 3.2%
Daimler AG, Registered Shares	35,400	3,399,616
Henkel AG & Co. KGaA	22,228	2,610,920
Infineon Technologies AG	181,133	2,154,918
Telefonica Deutschland Holding AG	335,500	1,929,261

		10,094,715
Hong Kong — 1.4%
AIA Group Ltd.	669,900	4,205,957
India — 1.9%
Bharti Infratel Ltd.	170,247	1,047,360
HDFC Bank Ltd.	146,997	2,826,747
ITC Ltd.	388,400	2,019,127

		5,893,234
Indonesia — 1.0%
Global Mediacom Tbk PT	9,238,700	1,234,710
Matahari Department Store Tbk PT	1,233,560	1,855,046

		3,089,756
Ireland — 1.7%
Green REIT PLC	1,460,039	2,568,357
Shire PLC - ADR	11,800	2,823,622

		5,391,979
Italy — 1.1%
Banca Generali SpA	74,372	2,331,965
Moncler SpA	58,600	982,389

		3,314,354

Common Stocks	Shares	Value
Japan — 5.0%
FANUC Corp.	10,800	$2,357,789
Mitsubishi Estate Co. Ltd.	117,000	2,713,460
Nabtesco Corp.	92,000	2,657,809
Nintendo Co. Ltd.	7,400	1,085,764
Shinsei Bank Ltd.	1,367,000	2,718,059
SMC Corp.	6,000	1,786,583
SoftBank Corp.	41,500	2,416,937

		15,736,401
Mexico — 0.4%
Cemex SAB de CV - ADR (a)	117,360	1,111,399
Netherlands — 2.0%
Koninklijke Philips NV	49,700	1,409,982
Royal Dutch Shell PLC, A Shares - ADR	83,200	4,962,880

		6,372,862
New Zealand — 0.6%
Xero Ltd. (Acquired 10/15/13, cost $1,616,409) (a)(b)	106,300	1,915,229
Nigeria — 0.3%
Lekoil Ltd. (a)	2,787,800	971,820
Norway — 0.5%
Statoil ASA	94,600	1,672,661
Peru — 0.5%
Credicorp Ltd.	10,700	1,504,741
South Africa — 0.8%
Naspers Ltd., N Shares	16,600	2,546,291
South Korea — 1.7%
Samsung Electronics Co. Ltd.	2,400	3,112,208
SK Hynix, Inc.	54,600	2,230,226

		5,342,434
Spain — 1.3%
NH Hotel Group SA (a)	439,887	2,401,962
Sacyr SA (a)	414,100	1,737,657

		4,139,619
Sweden — 0.8%
Nordea Bank AB	207,719	2,530,117
Switzerland — 2.7%
Novartis AG, Registered Shares	36,600	3,612,438
Roche Holding AG	9,140	2,511,600
UBS Group AG (a)	121,272	2,273,985

		8,398,023
Taiwan — 1.0%
Hermes Microvision, Inc.	22,117	1,272,436

Portfolio Abbreviations

ADR	American Depositary Receipts	HKD	Hong Kong Dollar	REIT	Real Estate Investment Trust
AUD	Australian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CAD	Canadian Dollar	MLP	Master Limited Partnership	SGD	Singapore Dollar
CHF	Swiss Franc	MXN	Mexican Peso	TRY	Turkish Lira
DKK	Danish Krone	NOK	Norwegian Krone	USD	U.S. Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound

See Notes to Financial Statements.

16	BLACKROCK FUNDS	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Taiwan (concluded)
Largan Precision Co. Ltd.	20,000	$1,719,360

		2,991,796
United Kingdom — 9.4%
AstraZeneca PLC	54,500	3,739,689
BAE Systems PLC	205,500	1,592,528
BP PLC	334,800	2,170,218
Crest Nicholson Holdings PLC	347,510	2,188,356
Delphi Automotive PLC	37,700	3,006,198
Diageo PLC	87,600	2,420,756
Kennedy Wilson Europe Real Estate PLC	85,758	1,398,069
Lloyds Banking Group PLC	1,474,100	1,708,677
Metro Bank PLC (Acquired 1/15/14, cost $1,748,929) (a)(b)	82,275	1,619,553
Nomad Holdings Ltd. (a)	167,843	1,888,234
Prudential PLC	96,800	2,402,124
SABMiller PLC	46,300	2,425,265
Vodafone Group PLC - ADR	86,935	2,841,036

		29,400,703
United States — 50.2%
Abbott Laboratories	71,900	3,331,127
Actavis PLC (a)	13,600	4,047,632
Adobe Systems, Inc. (a)	25,950	1,918,743
Altria Group, Inc.	63,400	3,171,268
Amazon.com, Inc. (a)	4,200	1,562,820
American Airlines Group, Inc.	55,200	2,913,456
Apple Inc.	58,895	7,328,305
Applied Materials, Inc.	72,200	1,628,832
Aramark	79,200	2,505,096
Autodesk, Inc. (a)	37,300	2,187,272
BankUnited, Inc.	115,488	3,781,077
Becton Dickinson & Co.	12,800	1,837,952
Best Buy Co., Inc.	49,917	1,886,363
Boston Scientific Corp. (a)	116,200	2,062,550
Bristol-Myers Squibb Co.	48,200	3,108,900
Charles River Laboratories International, Inc. (a)	39,300	3,116,097
Citigroup, Inc.	117,768	6,067,407
Comcast Corp., Class A	64,100	3,619,727
Concho Resources, Inc. (a)	18,600	2,156,112
Crown Holdings, Inc. (a)	52,300	2,825,246
Discover Financial Services	53,100	2,992,185
Eastman Chemical Co.	29,810	2,064,641
Eli Lilly & Co.	27,400	1,990,610
EOG Resources, Inc.	23,900	2,191,391
Facebook, Inc., Class A (a)	39,160	3,219,539
Finisar Corp. (a)	73,300	1,564,222
Google, Inc., Class A (a)	5,979	3,316,551
Google, Inc., Class C (a)	5,979	3,276,492
The Hain Celestial Group, Inc. (a)	63,612	4,074,349
The Hartford Financial Services Group, Inc.	106,300	4,445,466
Hortonworks, Inc. (a)(c)	23,654	563,911
Hortonworks, Inc. (Acquired 3/21/14, cost $3,133,876) (a)(b)	128,573	2,911,921
Inovalon Holdings, Inc., Class A (a)	47,700	1,441,017
JDS Uniphase Corp. (a)	117,100	1,536,352
Kennedy-Wilson Holdings, Inc.	154,800	4,046,472
Kinder Morgan, Inc.	77,100	3,242,826
Las Vegas Sands Corp.	19,890	1,094,746
LendingClub Corp. (a)	34,500	677,925
LendingClub Corp. (Acquired 12/12/14, cost $1,044,221) (a)(b)	102,664	1,916,480
Lowe’s Companies, Inc.	36,820	2,739,040
Macquarie Infrastructure Co. LLC	24,600	2,024,334
MasterCard, Inc., Class A	34,300	2,963,177
Medtronic PLC	24,429	1,905,218
Merck & Co., Inc.	48,200	2,770,536

Common Stocks	Shares	Value
United States (concluded)
Mondelez International, Inc., Class A	96,600	$3,486,294
New Relic, Inc. (a)	13,600	471,920
New Relic, Inc. (Acquired 12/15/14, cost $2,154,165) (a)(b)	76,011	2,505,703
Platform Specialty Products Corp. (a)	122,100	3,133,086
Public Service Enterprise Group, Inc.	59,000	2,473,280
Ralph Lauren Corp.	9,900	1,301,850
Roper Industries, Inc.	24,340	4,186,480
Samsonite International SA	628,500	2,184,811
Sensata Technologies Holding NV (a)	22,700	1,304,115
St. Jude Medical, Inc.	23,200	1,517,280
Strategic Growth Bancorp (Acquired 3/10/14,cost $1,691,208) (a)(b)	135,840	1,437,187
U.S. Silica Holdings, Inc. (c)	39,400	1,403,034
United Parcel Service, Inc., Class B	29,200	2,830,648
United Rentals, Inc. (a)	12,347	1,125,552
UnitedHealth Group, Inc.	16,700	1,975,443
Valeant Pharmaceuticals International, Inc. (a)	15,200	3,019,024
WisdomTree Investments, Inc.	128,549	2,758,662

		157,139,752
Total Common Stocks — 96.2%		301,301,957

Preferred Stocks
India — 0.4%
Snapdeal.com, Series F (Acquired 5/07/14, cost $574,789) (a)(b)	81	968,000
Snapdeal.com, Series G (Acquired 10/29/14, cost $227,633) (a)(b)	27	322,667

		1,290,667
United States — 1.3%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $942,242) (a)(b)	153,710	1,366,482
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $1,176,386) (a)(b)	75,832	2,576,028

		3,942,510
Total Preferred Stocks — 1.7%		5,233,177

Warrants (d)
United Kingdom — 0.0%
Nomad Holdings Ltd. (issued 4/10/14, expiring 4/10/17, strike price $11.50)	167,843	67,976

Total Warrants — 0.0%		67,976
Total Long-Term Investments (Cost — $258,798,269) — 97.9%		306,603,110

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	17

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (e)(f)	2,305,045	$2,305,045
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.22% (e)(f)(g)	$ 1,974	1,974,042
Total Short-Term Securities (Cost — $4,279,087) — 1.4%		4,279,087

Value

Total Investments (Cost $263,077,356) — 99.3%	$310,882,197
Other Assets Less Liabilities — 0.7%	2,170,407

Net Assets — 100.0%	$313,052,604

Notes to Schedule of Investments
(a)	Non-income producing security.
(b)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $17,539,250 and an original cost of $14,309,858, which was 5.6% of its net assets.
(c)	Security, or a portion of security, is on loan.
(d)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.
(e)	Represents the current yield as of report date.
(f)	During the six months ended March 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2014	Net Activity	Shares/ Beneficial Interest Held at March 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,732,302	572,743	2,305,045	$1,028
BlackRock Liquidity Series, LLC, Money Market Series	$1,198,277	$775,765	$1,974,042	$41,286

(g)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	As of March 31, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	3,696,000	USD	3,015,646	Morgan Stanley Capital Services LLC	4/22/15	$(204,371)
CAD	92,000	USD	74,644	Bank of America N.A.	4/22/15	(2,026)
CAD	270,000	USD	215,722	Goldman Sachs International	4/22/15	(2,602)
CAD	470,000	USD	391,959	Morgan Stanley Capital Services LLC	4/22/15	(20,972)
CHF	331,079	USD	358,599	BNP Paribas S.A.	4/22/15	(17,598)
CHF	160,409	USD	188,750	Citibank N.A.	4/22/15	(23,533)
CHF	1,386,370	USD	1,607,598	Royal Bank of Canada	4/22/15	(179,679)
CHF	47,528	USD	47,297	The Bank of New York Mellon	4/22/15	1,655
CHF	61,854	USD	63,075	UBS AG	4/22/15	632
DKK	9,870,061	USD	1,542,865	Goldman Sachs International	4/22/15	(121,306)
EUR	29,297	USD	33,978	BNP Paribas S.A.	4/22/15	(2,466)
EUR	80,327	USD	85,202	BNP Paribas S.A.	4/22/15	1,196
EUR	158,789	USD	179,809	BNP Paribas S.A.	4/22/15	(9,019)
EUR	467,054	USD	494,090	BNP Paribas S.A.	4/22/15	8,262
EUR	1,342,995	USD	1,520,774	BNP Paribas S.A.	4/22/15	(76,280)
EUR	110,130	USD	120,800	Citibank N.A.	4/22/15	(2,347)
EUR	124,650	USD	132,883	Citibank N.A.	4/22/15	1,188
EUR	411,130	USD	469,479	Citibank N.A.	4/22/15	(27,277)
EUR	494,365	USD	570,464	Citibank N.A.	4/22/15	(38,736)

See Notes to Financial Statements.

18	BLACKROCK FUNDS	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

As of March 31, 2015, forward foreign currency exchange contracts outstanding were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	49,776	USD	54,153	Deutsche Bank AG	4/22/15	$ (615)
EUR	1,432,247	USD	1,558,180	Deutsche Bank AG	4/22/15	(17,689)
EUR	68,120	USD	73,725	State Street Bank and Trust Co.	4/22/15	(456)
EUR	237,503	USD	258,872	State Street Bank and Trust Co.	4/22/15	(3,419)
EUR	785,267	USD	884,294	TD Securities, Inc.	4/22/15	(39,679)
EUR	19,150	USD	20,870	The Bank of New York Mellon	4/22/15	(272)
EUR	32,604	USD	37,259	The Bank of New York Mellon	4/22/15	(2,191)
EUR	86,320	USD	92,602	The Bank of New York Mellon	4/22/15	363
EUR	457,585	USD	482,721	UBS AG	4/22/15	9,446
GBP	964,000	USD	1,444,602	Goldman Sachs International	4/22/15	(14,829)
GBP	728,000	USD	1,093,487	JPMorgan Chase Bank N.A.	4/22/15	(13,741)
GBP	135,000	USD	204,451	The Bank of New York Mellon	4/22/15	(4,224)
HKD	1,284,000	USD	165,651	Citibank N.A.	4/22/15	(41)
HKD	7,669,000	USD	989,042	HSBC Bank PLC	4/22/15	104
SEK	599,000	USD	73,346	The Bank of New York Mellon	4/22/15	(3,770)
SEK	11,988,044	USD	1,433,961	UBS AG	4/22/15	(41,499)
SGD	2,518,000	USD	1,893,031	TD Securities, Inc.	4/22/15	(59,212)
USD	512,042	CHF	472,694	TD Securities, Inc.	4/22/15	25,181
USD	1,659,756	EUR	1,457,000	Goldman Sachs International	4/22/15	92,641
USD	7,289,707	EUR	6,270,554	Goldman Sachs International	4/22/15	545,247
USD	1,484,377	EUR	1,300,360	Royal Bank of Canada	4/22/15	85,740
USD	1,561,282	EUR	1,384,605	State Street Bank and Trust Co.	4/22/15	72,033
USD	6,308,551	GBP	4,155,975	Morgan Stanley Capital Services LLC	4/22/15	144,544
USD	352,847	GBP	239,000	State Street Bank and Trust Co.	4/22/15	(1,630)
USD	485,974	GBP	328,000	State Street Bank and Trust Co.	4/22/15	(505)
USD	2,787,061	GBP	1,885,000	The Bank of New York Mellon	4/22/15	(8,710)
USD	4,818,851	GBP	3,233,000	UBS AG	4/22/15	23,771
USD	1,045,119	HKD	8,103,000	State Street Bank and Trust Co.	4/22/15	(4)
USD	761,504	NOK	5,856,000	Goldman Sachs International	4/22/15	35,052
USD	579,832	NOK	4,409,000	Morgan Stanley Capital Services LLC	4/22/15	32,885
USD	1,357,088	NZD	1,753,000	Morgan Stanley Capital Services LLC	4/22/15	49,522
USD	892,065	SEK	7,262,000	HSBC Bank PLC	4/22/15	48,553

Total						$237,317

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 – unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	19

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of March 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Belgium	–	$3,239,569	–	$3,239,569
Canada	$2,901,879	–	–	2,901,879
China	4,914,940	3,352,169	–	8,267,109
France	–	13,129,557	–	13,129,557
Germany	–	10,094,715	–	10,094,715
Hong Kong	–	4,205,957	–	4,205,957
India	1,047,360	4,845,874	–	5,893,234
Indonesia	–	3,089,756	–	3,089,756
Ireland	5,391,979	–	–	5,391,979
Italy	–	3,314,354	–	3,314,354
Japan	–	15,736,401	–	15,736,401
Mexico	1,111,399	–	–	1,111,399
Netherlands	4,962,880	1,409,982	–	6,372,862
New Zealand	1,915,229	–	–	1,915,229
Nigeria	971,820	–	–	971,820
Norway	–	1,672,661	–	1,672,661
Peru	1,504,741	–	–	1,504,741
South Africa	–	2,546,291	–	2,546,291
South Korea	–	5,342,434	–	5,342,434
Spain	–	4,139,619	–	4,139,619
Sweden	–	2,530,117	–	2,530,117
Switzerland	–	8,398,023	–	8,398,023
Taiwan	–	2,991,796	–	2,991,796
United Kingdom	7,245,303	20,535,847	$1,619,553	29,400,703
United States	146,183,650	9,518,915	1,437,187	157,139,752
Preferred Stocks:
India	–	–	1,290,667	1,290,667
United States	–	–	3,942,510	3,942,510
Warrants	–	67,976	–	67,976
Short-Term Securities	2,305,045	1,974,042	–	4,279,087

Total	$180,456,225	$122,136,055	$8,289,917	$310,882,197

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Forward foreign currency exchange contracts	–	$1,178,015	–	$1,178,015
Liabilities:
Forward foreign currency exchange contracts	–	(940,698)	–	(940,698)

Total	–	$237,317	–	$237,317

1 Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

20	BLACKROCK FUNDS	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$2,795,824	—	—	$2,795,824
Liabilities:
Collateral on securities loaned at value	—	$(1,974,042)	—	(1,974,042)

Total	$2,795,824	$(1,974,042)	—	$821,782

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1	Transfers out of Level 1[1]	Transfers into Level 2[1]	Transfers out of Level 2
Assets:
Long-Term Investments:
United Kingdom	—	$(1,999,010)	$1,999,010	—
United States	—	(2,286,265)	2,286,265	—

Total	—	$(4,285,275)	$4,285,275	—

[1] External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

		Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2014		$3,494,697	$8,839,486	$12,334,183
Transfers into Level 3		—	—	—
Transfers out of Level 3[1]		(6,359,757)	—	(6,359,757)
Other[2]		6,166,560	(6,166,560)	—
Accrued discounts/premiums		—	—	—
Net realized gain (loss)		—	—	—
Net change in unrealized appreciation/depreciation[3,4]		(244,760)	2,332,619	2,087,859
Purchases		—	227,632	227,632
Sales		—	—	—
Closing Balance, as of March 31, 2015		$3,056,740	$5,233,177	$8,289,917

Net change in unrealized appreciation/depreciation on investments still held at March 31, 2015[4]		$(244,760)	$2,332,619	$2,087,859

[1]

As of September 30, 2014, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2015, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning period value of $6,359,757 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Certain Level 3 investments were re-classified between Common Stocks and Preferred Stocks.

[3]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[4]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at March 31, 2015, is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	21

Schedule of Investments (concluded)	BlackRock Global Opportunities Portfolio

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of March 31, 2015. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $1,437,187.

	Value	Valuation Techniques	Unobservable Inputs Utilized	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$1,619,553	Market Comparable Companies	Price to Tangible Book Value Multiple[1]	1.8x
Preferred Stocks[2]	1,290,667	Probability-Weighted Expected Return Model	Years to IPO[3]	1.2-3.2
			IPO Exit Probability[1]	75.00%
			Discount Rate[3]	25.00%
			Revenue Multiple[1]	0.84x-1.87x
	3,942,510	Probability-Weighted Expected Return Model	Years to IPO[3]	0.75-2.9
			IPO Exit Probability[1]	90.00% - 95.00%
			Discount Rate[3]	21.30% - 22.31%
			Margin[1]	20.00%
			Revenue Multiple[1]	10.0x-16.0x
Total	$6,852,730

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]

For the period ended March 31, 2015, the valuation technique for certain investments classified as preferred stocks changed to a Probability-Weighted Expected Return Model. The investments were previously valued utilizing a market comparable company and option pricing model approach. A Probability-Weighted Expected Return Model was considered to be a more relevant measure of fair value for these investments which leverages the most recent equity raise pre-money valuation and/or secondary market transactions.

[3]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

22	BLACKROCK FUNDS	MARCH 31, 2015

Schedule of Investments March 31, 2015 (Unaudited)	BlackRock Health Sciences Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology — 29.4%
Acceleron Pharma, Inc. (a)	393,200	$14,965,192
Actelion Ltd., Registered Shares	195,700	22,570,777
Agios Pharmaceuticals, Inc. (a)	332,546	31,359,088
Alder Biopharmaceuticals, Inc. (a)	495,700	14,305,902
Alexion Pharmaceuticals, Inc. (a)	751,517	130,237,896
Alkermes PLC (a)	872,700	53,208,519
Alnylam Pharmaceuticals, Inc. (a)	127,852	13,350,306
Amgen, Inc.	997,510	159,451,973
Anacor Pharmaceuticals, Inc. (a)	157,400	9,105,590
Aquinox Pharmaceuticals, Inc. (a)	92,500	793,650
Ascendis Pharma A/S — ADR (a)	123,600	2,144,460
BioCryst Pharmaceuticals, Inc. (a)	227,900	2,057,937
Biogen Idec, Inc. (a)	479,612	202,511,371
BioMarin Pharmaceutical, Inc. (a)	642,300	80,043,426
Bluebird Bio, Inc. (a)	42,600	5,144,802
Celgene Corp. (a)	1,569,538	180,936,341
Celldex Therapeutics, Inc. (a)	296,500	8,263,455
Cellectis SA — ADR (a)	148,900	5,150,451
Clovis Oncology, Inc. (a)	182,100	13,517,283
Conatus Pharmaceuticals, Inc. (a)	110,200	784,624
Dyax Corp. (a)	679,737	11,388,993
Genomic Health, Inc. (a)	406,800	12,427,740
Gilead Sciences, Inc. (a)	815,456	80,020,697
Incyte Corp. (a)	570,700	52,310,362
Infinity Pharmaceuticals, Inc. (a)	339,500	4,746,210
Intercept Pharmaceuticals, Inc. (a)	98,400	27,750,768
Isis Pharmaceuticals, Inc. (a)	974,067	62,018,846
Karyopharm Therapeutics, Inc. (a)	254,039	7,776,134
Medivation, Inc. (a)	414,600	53,512,422
Neurocrine Biosciences, Inc. (a)	611,738	24,292,116
Protalix BioTherapeutics, Inc. (a)(b)	1,155,326	2,056,480
PTC Therapeutics, Inc. (a)	334,100	20,329,985
Puma Biotechnology, Inc. (a)	126,300	29,820,693
Receptos, Inc. (a)	409,600	67,538,944
Regeneron Pharmaceuticals, Inc. (a)	166,722	75,271,649
SAGE Therapeutics, Inc. (a)	269,387	13,531,309
Sarepta Therapeutics, Inc. (a)(b)	545,100	7,238,928
Seattle Genetics, Inc. (a)(b)	202,818	7,169,616
Spark Therapeutics, Inc. (a)	144,000	11,160,000
Spark Therapeutics, Inc. (Acquired 2/04/15, cost $404,066, unrestricted issue on 2/04/15 was valued at $43.21 pershare) (a)(c)	250,972	18,477,813
Synageva BioPharma Corp. (a)	149,300	14,561,229
Ultragenyx Pharmaceutical, Inc. (a)	397,005	24,650,040
Vertex Pharmaceuticals, Inc. (a)	588,670	69,445,400
Zafgen, Inc. (a)	180,700	7,157,527

		1,654,556,944
Health Care Equipment & Supplies — 17.7%
Abbott Laboratories	2,785,300	129,042,949
Align Technology, Inc. (a)	164,800	8,863,768
AtriCure, Inc. (a)	335,881	6,882,202
Baxter International, Inc.	278,200	19,056,700
Becton Dickinson & Co.	588,792	84,544,643
Boston Scientific Corp. (a)	6,662,900	118,266,475
The Cooper Cos., Inc.	256,900	48,148,198
CR Bard, Inc.	153,600	25,704,960
DexCom, Inc. (a)	363,600	22,666,824
Edwards Lifesciences Corp. (a)	618,182	88,066,208
Endologix, Inc. (a)	317,738	5,423,788

Common Stocks	Shares	Value
Health Care Equipment & Supplies (concluded)
Insulet Corp. (a)	223,500	$7,453,725
Intuitive Surgical, Inc. (a)	97,800	49,391,934
Masimo Corp. (a)	560,400	18,481,992
Medtronic PLC	2,184,723	170,386,547
PW Medtech Group Ltd. (a)	2,621,900	989,854
St. Jude Medical, Inc.	1,044,600	68,316,840
Stryker Corp.	1,051,000	96,954,750
Thoratec Corp. (a)	194,100	8,130,849
Zimmer Holdings, Inc.	142,600	16,758,352

		993,531,558
Health Care Providers & Services — 16.5%
Aetna, Inc.	386,723	41,197,601
AmerisourceBergen Corp.	322,200	36,624,474
Anthem, Inc.	681,400	105,214,974
Cardinal Health, Inc.	1,165,880	105,243,988
Cigna Corp.	824,900	106,775,056
Express Scripts Holding Co. (a)	441,547	38,313,033
HCA Holdings, Inc. (a)	800,448	60,217,703
HealthEquity, Inc. (a)	83,300	2,081,667
Humana, Inc.	230,000	40,944,600
McKesson Corp.	645,200	145,944,240
Premier, Inc., Class A (a)	141,700	5,325,086
UnitedHealth Group, Inc.	1,501,194	177,576,238
Universal Health Services, Inc., Class B	509,200	59,937,932

		925,396,592
Health Care Technology — 0.4%
Cerner Corp. (a)	277,900	20,358,954
Life Sciences Tools & Services — 3.8%
Agilent Technologies, Inc.	882,100	36,651,255
Charles River Laboratories International, Inc. (a)	817,900	64,851,291
Illumina, Inc. (a)	207,900	38,594,556
Thermo Fisher Scientific, Inc.	567,000	76,170,780

		216,267,882
Machinery — 0.2%
Pall Corp.	108,500	10,892,315
Pharmaceuticals — 29.3%
AbbVie, Inc.	1,453,200	85,070,328
Achaogen, Inc. (a)	183,711	1,793,019
Actavis PLC (a)	602,052	179,182,716
AstraZeneca PLC	1,069,500	73,387,103
Bayer AG, Registered Shares	297,600	44,525,512
Bristol-Myers Squibb Co.	2,377,800	153,368,100
Chugai Pharmaceutical Co. Ltd.	905,700	28,584,731
Dermira, Inc. (a)	146,100	2,242,635
Eli Lilly & Co.	1,918,300	139,364,495
Intra-Cellular Therapies, Inc. (a)	983,154	23,477,717
Jazz Pharmaceuticals PLC (a)	109,600	18,937,784
Johnson & Johnson	764,800	76,938,880
Mallinckrodt PLC (a)	616,100	78,029,065
Merck & Co., Inc.	1,883,800	108,280,824
Mylan NV (a)	1,020,000	60,537,000
Novartis AG, Registered Shares	862,300	85,109,431
Perrigo Co. PLC	440,700	72,957,885
Pfizer, Inc.	1,623,740	56,489,915
Phibro Animal Health Corp., Class A	325,700	11,533,037
Roche Holding AG	217,000	59,629,886
Shire PLC — ADR	261,300	62,526,477

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	23

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Tetraphase Pharmaceuticals, Inc. (a)	230,600	$8,449,184
Teva Pharmaceutical Industries Ltd. — ADR	1,416,100	88,223,030
Valeant Pharmaceuticals International, Inc. (a)	537,100	106,678,802
Zoetis, Inc.	484,200	22,413,618

		1,647,731,174
Total Common Stocks — 97.3%		5,468,735,419

Preferred Stocks
Biotechnology — 0.2%
ProNAi Therapeutics, Inc., Series D (Acquired 4/15/14, cost $3,632,975) (a)(c)	5,189,964	3,632,975
Seres Health, Inc. (Acquired 11/24/14, cost $3,672,922) (a)(c)	301,970	5,435,460
Total Preferred Stocks — 0.2%		9,068,435
Total Long-Term Investments (Cost — $3,692,087,079) — 97.5%		5,477,803,854

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (d)(e)	122,708,089	$122,708,089
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.22% (d)(e)(f)	$7,494	7,494,299
Total Short-Term Securities (Cost — $130,202,388) — 2.3%		130,202,388
Total Investments Before Options Written (Cost — $3,822,289,467) — 99.8%		5,608,006,242

Options Written
(Premiums Received — $339,405) — (0.0)%		(144,838)
Total Investments Net of Options Written (Cost — $3,821,950,062) — 99.8%		5,607,861,404
Other Assets Less Liabilities — 0.2%		10,065,405

Net Assets — 100.0%		$5,617,926,809

Notes to Schedule of Investments
(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $27,546,248 and an original cost of $7,709,963, which was 0.5% of its net assets.

(d)	Represents the current yield as of report date.

(e)	During the six months ended March 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2014	Net Activity	Shares/ Beneficial Interest Held at March 31, 2015	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	115,300,758	7,407,331	122,708,089	$29,999	$7,875
BlackRock Liquidity Series, LLC, Money Market Series	$4,824,791	$2,669,508	$7,494,299	$51,703	—

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio

•	As of March 31, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	51,430,772	USD	60,216,335	Deutsche Bank AG	4/22/15	$(7,244,201)
CHF	4,197,481	USD	4,390,900	JPMorgan Chase Bank N.A.	4/22/15	(67,622)
EUR	12,537,126	USD	14,254,599	UBS AG	4/22/15	(769,962)
USD	8,328,090	CHF	8,139,267	Deutsche Bank AG	4/22/15	(55,108)
USD	4,468,423	CHF	4,222,557	Goldman Sachs Bank USA	4/22/15	119,318
USD	111,123,024	CHF	95,066,647	Morgan Stanley Capital Services LLC	4/22/15	13,207,263
USD	1,264,854	CHF	1,167,732	Royal Bank of Canada	4/22/15	62,125
USD	2,094,096	CHF	1,942,410	UBS AG	4/22/15	93,473
USD	918,095	EUR	812,300	Bank of America N.A.	4/22/15	44,405
USD	28,374,381	EUR	25,226,000	Deutsche Bank AG	4/22/15	1,241,890
USD	1,049,970	EUR	919,806	Royal Bank of Canada	4/22/15	60,648
USD	1,118,542	EUR	987,457	Royal Bank of Canada	4/22/15	56,456
USD	21,855,583	EUR	18,882,708	Royal Bank of Canada	4/22/15	1,545,787
USD	1,036,727	EUR	960,643	Royal Bank of Scotland PLC	4/22/15	3,481
USD	682,795	EUR	596,450	UBS AG	4/22/15	41,267
USD	1,372,856	GBP	892,000	Bank of America N.A.	4/22/15	49,870
USD	1,985,218	GBP	1,289,000	Morgan Stanley Capital Services LLC	4/22/15	73,415
USD	66,691,048	GBP	44,032,000	Morgan Stanley Capital Services LLC	4/22/15	1,384,216
Total						$9,846,721

•	As of March 31, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Alnylam Pharmaceuticals, Inc.	Put	USD	90.00	4/17/15	293	$(17,580)
Alnylam Pharmaceuticals, Inc.	Put	USD	95.00	4/17/15	293	(37,358)
Synageva Biopharma Corp.	Put	USD	85.00	4/17/15	310	(31,000)
Synageva Biopharma Corp.	Put	USD	90.00	4/17/15	310	(58,900)
Total						$(144,838)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	25

Schedule of Investments (concluded)	BlackRock Health Sciences Opportunities Portfolio

As of March 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$1,613,508,354	$41,048,590	—	$1,654,556,944
Health Care Equipment & Supplies	992,541,704	989,854	—	993,531,558
Health Care Providers & Services	925,396,592	—	—	925,396,592
Health Care Technology	20,358,954	—	—	20,358,954
Life Sciences Tools & Services	216,267,882	—	—	216,267,882
Machinery	10,892,315	—	—	10,892,315
Pharmaceuticals	1,356,494,511	291,236,663	—	1,647,731,174
Preferred Stocks:
Biotechnology	—	—	$9,068,435	9,068,435
Short-Term Securities	122,708,089	7,494,299	—	130,202,388

Total	$5,258,168,401	$340,769,406	$9,068,435	$5,608,006,242

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Forward foreign currency exchange contracts	—	$17,983,614	—	$17,983,614
Liabilities:
Equity contracts	$(144,838)	—	—	(144,838)
Forward foreign currency exchange contracts	—	(8,136,893)	—	(8,136,893)

Total	$(144,838)	$9,846,721	—	$9,701,883

[1]    Derivative financial instruments are forward foreign currency exchange contracts and options written. Forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for options written	$11,387,775	—	—	$11,387,775
Foreign currency at value	67,343,198	—	—	67,343,198
Liabilities:
Collateral on securities loaned at value	—	$(7,494,299)	—	(7,494,299)

Total	$78,730,973	$(7,494,299)	—	$71,236,674

During the six months ended March 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	MARCH 31, 2015

Schedule of Investments March 31, 2015 (Unaudited)	BlackRock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Belgium — 1.7%
Anheuser-Busch InBev NV	153,379	$18,737,531
Canada — 3.9%
Element Financial Corp. (a)	1,424,100	19,249,609
Enbridge, Inc.	199,600	9,621,081
Gildan Activewear, Inc.	321,900	9,490,147
MEG Energy Corp. (a)	327,200	5,285,628

		43,646,465
China — 5.7%
Alibaba Group Holding Ltd. — ADR (a)	97,558	8,120,728
Baidu, Inc. — ADR (a)	64,650	13,473,060
Beijing Enterprises Water Group Ltd.	12,430,000	8,452,459
China Construction Bank Corp., H Shares	9,157,000	7,600,192
CSR Corp. Ltd., H Shares	7,350,000	9,708,164
Qunar Cayman Islands Ltd. — ADR (a)	157,900	6,513,375
Tencent Holdings Ltd.	589,400	11,192,657

		65,060,635
France — 6.1%
AXA SA	821,700	20,681,435
BNP Paribas SA	223,923	13,624,771
Dassault Aviation SA	1,338	1,619,434
Orange SA	821,800	13,197,696
Schneider Electric SE	117,234	9,122,971
Unibail-Rodamco SE	42,000	11,341,473

		69,587,780
Germany — 5.6%
Bayer AG, Registered Shares	89,300	13,360,646
Continental AG	40,700	9,584,669
Henkel AG & Co. KGaA, Preference	98,686	11,591,744
Infineon Technologies AG	806,244	9,591,792
SAP SE	169,400	12,243,739
Wacker Chemie AG	63,700	7,352,784

		63,725,374
Hong Kong — 2.2%
AIA Group Ltd.	2,733,700	17,163,496
Melco Crown Entertainment Ltd. — ADR	341,100	7,320,006

		24,483,502
India — 3.0%
Bharti Infratel Ltd.	618,886	3,807,388
HDFC Bank Ltd.	684,855	13,169,739
ITC Ltd.	1,288,500	6,698,365
Tata Motors Ltd. — ADR	224,300	10,106,958

		33,782,450
Indonesia — 1.1%
Global Mediacom Tbk PT	34,090,288	4,556,009
Matahari Department Store Tbk PT	5,623,171	8,456,209

		13,012,218
Ireland — 5.7%
Dalata Hotel Group PLC (a)	2,063,626	8,099,003
Green REIT PLC	5,393,585	9,487,866
Kingspan Group PLC	568,679	10,835,228
Ryanair Holdings PLC — ADR	206,784	13,806,968
Shire PLC — ADR	92,200	22,062,538

		64,291,603
Israel — 2.4%
Teva Pharmaceutical Industries Ltd. — ADR	437,700	27,268,710

Common Stocks	Shares	Value
Italy — 2.4%
Banca Generali SpA	482,800	$15,138,393
UniCredit SpA	1,814,846	12,306,952

		27,445,345
Japan — 8.5%
Chugai Pharmaceutical Co. Ltd.	238,600	7,530,437
FANUC Corp.	42,800	9,343,831
Mitsubishi Estate Co. Ltd.	688,000	15,956,073
Nabtesco Corp.	462,100	13,349,713
ORIX Corp.	654,000	9,189,438
Shinsei Bank Ltd.	5,974,000	11,878,337
SMC Corp.	36,600	10,898,155
Toyota Motor Corp.	266,800	18,623,635

		96,769,619
Mexico — 0.6%
Cemex SAB de CV — ADR (a)	744,756	7,052,839
Netherlands — 4.5%
Aalberts Industries NV	339,505	10,685,010
ASML Holding NV	109,900	11,141,562
Koninklijke Philips NV	191,600	5,435,665
Royal Dutch Shell PLC, A Shares	782,500	23,348,670

		50,610,907
New Zealand — 1.3%
Xero Ltd. (a)	272,500	4,889,527
Xero Ltd. (Acquired 10/15/13, cost $8,211,297) (a)(b)	540,000	9,729,292

		14,618,819
Nigeria — 0.4%
Lekoil Ltd. (a)	13,810,100	4,814,164
Norway — 1.3%
Statoil ASA	828,700	14,652,584
Peru — 0.6%
Credicorp Ltd.	46,800	6,581,484
South Africa — 0.9%
Naspers Ltd., N Shares	67,300	10,323,215
South Korea — 2.8%
Coway Co. Ltd.	86,300	7,102,913
Samsung Electronics Co. Ltd.	12,737	16,516,748
SK Hynix, Inc.	184,100	7,519,865

		31,139,526
Spain — 1.6%
NH Hotel Group SA (a)	1,737,747	9,488,805
Sacyr SA (a)(c)	2,099,937	8,811,810

		18,300,615
Sweden — 1.3%
Nordea Bank AB	1,195,600	14,562,979
Switzerland — 8.6%
Actelion Ltd., Registered Shares	61,855	7,133,957
Adecco SA, Registered Shares	77,700	6,458,696
Novartis AG, Registered Shares	387,400	38,236,569
Roche Holding AG	108,814	29,901,228
UBS Group AG (a)	831,000	15,582,174

		97,312,624
Taiwan — 1.4%
Hermes Microvision, Inc.	167,510	9,637,189

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	27

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Taiwan (concluded)
Largan Precision Co. Ltd.	70,000	$6,017,759

		15,654,948
United Kingdom — 20.4%
ARM Holdings PLC	612,900	9,954,232
AstraZeneca PLC	415,800	28,531,424
BAE Systems PLC	1,510,300	11,704,110
BP PLC	1,699,000	11,013,145
Crest Nicholson Holdings PLC	1,570,922	9,892,481
Diageo PLC	319,500	8,829,129
Hargreaves Lansdown PLC	305,245	5,206,609
Imperial Tobacco Group PLC	500,100	21,937,419
Kennedy Wilson Europe Real Estate PLC	763,998	12,455,069
Liberty Global PLC, Series A (a)	454,300	23,382,821
Lloyds Banking Group PLC	11,858,300	13,745,337
Metro Bank PLC, (Acquired 1/15/14, cost $9,137,436) (a)(b)	429,853	8,461,495
Nomad Holdings Ltd. (a)	894,145	10,059,131
Prudential PLC	442,000	10,968,375
SABMiller PLC	346,500	18,150,202
Vodafone Group PLC	3,504,500	11,467,811
Whitbread PLC	189,800	14,737,888

		230,496,678
United States — 2.3%
Las Vegas Sands Corp.	102,500	5,641,600
Samsonite International SA	4,483,500	15,585,680
Sensata Technologies Holding NV (a)	80,800	4,641,960

		25,869,240
Total Common Stocks — 96.3%		1,089,801,854

Preferred Stocks	Shares	Value
India — 1.1%
Snapdeal.com, Series F (Acquired 5/07/14, cost $5,268,843) (a)(b)	749	$8,951,012
Snapdeal.com, Series G (Acquired 10/29/14, cost $2,090,847) (a)(b)	248	2,963,753
Total Preferred Stocks — 1.1%		11,914,765

Warrants (d)
United Kingdom — 0.0%
Nomad Holdings Ltd. (issued 4/10/14, expiring 4/10/17, strike price $11.50)	894,145	362,129
Total Warrants — 0.0%		362,129
Total Long-Term Investments (Cost — $962,132,301) — 97.4%		1,102,078,748

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (e)(f)	5,797,795	5,797,795
Short-Term Securities	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.22% (e)(f)(g)	$1,431	1,430,717
Total Short-Term Securities (Cost — $7,228,512) — 0.6%		7,228,512
Total Investments (Cost — $969,360,813) — 98.0%		1,109,307,260
Other Assets Less Liabilities — 2.0%		22,650,670

Net Assets — 100.0%		$1,131,957,930

Notes to Schedule of Investments
(a)	Non-income producing security.

(b)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $30,105,552 and an original cost of $24,708,423, which was 2.7% of its net assets.

(c)	Security, or a portion of security, is on loan.

(d)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(e)	During the six months ended March 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2014	Net Activity	Shares/ Beneficial Interest Held at March 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	14,744,969	(8,947,174)	5,797,795	$2,254
BlackRock Liquidity Series, LLC, Money Market Series	$18,399,705	$(16,968,988)	$1,430,717	$97,820

(f)	Represents the current yield as of report date.

(g)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

•	As of March 31, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	40,880,000	USD	33,354,871	Morgan Stanley Capital Services LLC	4/22/15	$(2,260,464)
CAD	11,401,000	USD	9,250,229	Bank of America N.A.	4/22/15	(251,034)
CAD	1,999,000	USD	1,574,420	Goldman Sachs International	4/22/15	3,458
CAD	10,533,000	USD	8,464,407	Goldman Sachs International	4/22/15	(150,353)
CHF	23,673,753	USD	27,717,777	Deutsche Bank AG	4/22/15	(3,334,530)
DKK	82,084,250	USD	12,831,218	Goldman Sachs International	4/22/15	(1,008,838)
EUR	406,623	USD	431,299	BNP Paribas S.A.	4/22/15	6,055
EUR	2,140,434	USD	2,264,337	BNP Paribas S.A.	4/22/15	37,864
EUR	417,459	USD	481,719	Citibank N.A.	4/22/15	(32,710)
EUR	825,105	USD	879,602	Citibank N.A.	4/22/15	7,862
EUR	1,879,365	USD	2,146,092	Citibank N.A.	4/22/15	(124,691)
EUR	11,036,132	USD	12,006,506	Deutsche Bank AG	4/22/15	(136,302)
EUR	1,379,605	USD	1,555,547	Goldman Sachs International	4/22/15	(71,675)
EUR	6,126,056	USD	6,966,464	Goldman Sachs International	4/22/15	(377,423)
EUR	1,523,622	USD	1,614,384	Royal Bank of Scotland PLC	4/22/15	24,388
EUR	7,303,530	USD	7,909,679	Royal Bank of Scotland PLC	4/22/15	(54,174)
EUR	1,459,206	USD	1,550,319	State Street Bank and Trust Co.	4/22/15	19,169
EUR	1,572,119	USD	1,713,569	State Street Bank and Trust Co.	4/22/15	(22,634)
EUR	3,933,608	USD	4,435,539	State Street Bank and Trust Co.	4/22/15	(204,643)
EUR	5,514,866	USD	5,968,606	State Street Bank and Trust Co.	4/22/15	(36,946)
EUR	64,992	USD	74,394	TD Securities, Inc.	4/22/15	(4,490)
EUR	457,205	USD	498,257	The Bank of New York Mellon	4/22/15	(6,498)
EUR	302,217	USD	318,819	UBS AG	4/22/15	6,239
EUR	1,761,878	USD	1,858,663	UBS AG	4/22/15	36,371
GBP	7,799,000	USD	11,742,011	Goldman Sachs International	4/22/15	(174,788)
GBP	380,000	USD	573,934	Royal Bank of Scotland PLC	4/22/15	(10,330)
GBP	2,416,000	USD	3,579,611	State Street Bank and Trust Co.	4/22/15	3,722
GBP	6,107,000	USD	9,194,101	State Street Bank and Trust Co.	4/22/15	(136,397)
GBP	8,597,000	USD	13,229,506	State Street Bank and Trust Co.	4/22/15	(478,715)
GBP	1,938,000	USD	2,948,936	TD Securities, Inc.	4/22/15	(74,558)
GBP	3,568,000	USD	5,434,642	TD Securities, Inc.	4/22/15	(142,700)
HKD	85,315,000	USD	10,999,942	The Bank of New York Mellon	4/22/15	3,964
JPY	1,229,424,000	USD	10,418,091	Goldman Sachs International	4/22/15	(163,733)
JPY	5,001,944,880	USD	42,954,322	Goldman Sachs International	4/22/15	(1,234,190)
JPY	305,858,000	USD	2,546,745	TD Securities, Inc.	4/22/15	4,350
JPY	315,081,000	USD	2,681,607	TD Securities, Inc.	4/22/15	(53,585)
JPY	921,499,000	USD	7,738,669	The Bank of New York Mellon	4/22/15	(52,646)
MXN	97,156,000	USD	6,594,681	BNP Paribas S.A.	4/22/15	(234,797)
NOK	27,050,000	USD	3,367,621	Goldman Sachs International	4/22/15	(11,998)
NOK	1,587,000	USD	206,820	The Bank of New York Mellon	4/22/15	(9,948)
SEK	105,186,000	USD	12,921,065	HSBC Bank PLC	4/22/15	(703,266)
SGD	21,429,000	USD	16,110,310	TD Securities, Inc.	4/22/15	(503,912)
TRY	21,267,000	USD	9,015,826	Citibank N.A.	4/22/15	(885,256)
USD	6,212,053	AUD	7,605,000	Bank of America N.A.	4/22/15	427,489
USD	319,453	CAD	383,058	Morgan Stanley Capital Services LLC	4/22/15	17,093
USD	2,233,113	CAD	2,800,000	TD Securities, Inc.	4/22/15	22,978
USD	6,274,390	CAD	7,774,000	UBS AG	4/22/15	138,108
USD	27,018,664	CHF	23,673,753	Goldman Sachs International	4/22/15	2,635,417
USD	3,656,579	EUR	3,223,468	Bank of America N.A.	4/22/15	189,493

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	29

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

As of March 31, 2015, forward foreign currency exchange contracts outstanding were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	10,922,013	EUR	9,458,000	Bank of America N.A.	4/22/15	$749,211
USD	394,653	EUR	345,399	BNP Paribas S.A.	4/22/15	23,151
USD	1,982,346	EUR	1,741,645	Citibank N.A.	4/22/15	109,073
USD	43,346,959	EUR	37,286,744	Goldman Sachs International	4/22/15	3,242,215
USD	6,420,701	EUR	5,643,000	JPMorgan Chase Bank N.A.	4/22/15	351,223
USD	16,300,908	EUR	14,280,102	Royal Bank of Canada	4/22/15	941,566
USD	7,661,344	EUR	7,057,000	State Street Bank and Trust Co.	4/22/15	71,001
USD	749,417	EUR	658,689	TD Securities, Inc.	4/22/15	40,946
USD	2,875,009	EUR	2,515,811	The Bank of New York Mellon	4/22/15	169,061
USD	1,361,273	EUR	1,197,260	UBS AG	4/22/15	73,529
USD	6,595,067	GBP	4,461,000	BNP Paribas S.A.	4/22/15	(21,344)
USD	425,240	GBP	290,000	Citibank N.A.	4/22/15	(4,879)
USD	6,428,401	GBP	4,281,000	Deutsche Bank AG	4/22/15	78,961
USD	3,691,199	GBP	2,505,000	Morgan Stanley Capital Services LLC	4/22/15	(24,136)
USD	56,580,463	GBP	37,274,324	Morgan Stanley Capital Services LLC	4/22/15	1,296,397
USD	6,687,292	GBP	4,459,000	State Street Bank and Trust Co.	4/22/15	73,848
USD	8,586,435	GBP	5,816,000	State Street Bank and Trust Co.	4/22/15	(39,668)
USD	9,888,557	GBP	6,643,000	State Street Bank and Trust Co.	4/22/15	35,876
USD	3,243,979	GBP	2,157,000	TD Securities, Inc.	4/22/15	44,787
USD	7,640,406	GBP	5,126,000	UBS AG	4/22/15	37,689
USD	6,437,740	HKD	49,913,000	State Street Bank and Trust Co.	4/22/15	(25)
USD	6,498,917	JPY	764,632,000	Barclays Bank PLC	4/22/15	121,288
USD	6,092,278	JPY	723,920,000	Deutsche Bank AG	4/22/15	54,219
USD	1,237,722	JPY	147,831,000	Goldman Sachs International	4/22/15	4,696
USD	3,714,250	NOK	29,036,000	Goldman Sachs International	4/22/15	112,259
USD	7,010,757	NOK	53,913,000	Goldman Sachs International	4/22/15	322,709
USD	2,723,726	NOK	20,711,000	Morgan Stanley Capital Services LLC	4/22/15	154,473
USD	12,008,646	NZD	15,512,000	Morgan Stanley Capital Services LLC	4/22/15	438,212
ZAR	23,596,000	USD	2,013,018	State Street Bank and Trust Co.	4/22/15	(75,050)
ZAR	59,267,000	USD	5,056,177	State Street Bank and Trust Co.	4/22/15	(188,507)
Total						$(1,171,423)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 – unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves,volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

30	BLACKROCK FUNDS	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

As of March 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Belgium	—	$18,737,531	—	$18,737,531
Canada	$43,646,465	—	—	43,646,465
China	28,107,163	36,953,472	—	65,060,635
France	—	69,587,780	—	69,587,780
Germany	—	63,725,374	—	63,725,374
Hong Kong	7,320,006	17,163,496	—	24,483,502
India	13,914,346	19,868,104	—	33,782,450
Indonesia	—	13,012,218	—	13,012,218
Ireland	53,456,375	10,835,228	—	64,291,603
Israel	27,268,710	—	—	27,268,710
Italy	—	27,445,345	—	27,445,345
Japan	—	96,769,619	—	96,769,619
Mexico	7,052,839	—	—	7,052,839
Netherlands	—	50,610,907	—	50,610,907
New Zealand	9,729,292	4,889,527	—	14,618,819
Nigeria	4,814,164	—	—	4,814,164
Norway	—	14,652,584	—	14,652,584
Peru	6,581,484	—	—	6,581,484
South Africa	—	10,323,215	—	10,323,215
South Korea	—	31,139,526	—	31,139,526
Spain	—	18,300,615	—	18,300,615
Sweden	—	14,562,979	—	14,562,979
Switzerland	—	97,312,624	—	97,312,624
Taiwan	—	15,654,948	—	15,654,948
United Kingdom	35,837,890	186,197,293	$8,461,495	230,496,678
United States	10,283,560	15,585,680	—	25,869,240
Preferred Stocks:
India	—	—	11,914,765	11,914,765
Warrants	—	362,129	—	362,129
Short-Term Securities	5,797,795	1,430,717	—	7,228,512

Total	$253,810,089	$835,120,911	$20,376,260	$1,109,307,260

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Forward foreign currency exchange contracts	—	$12,130,410	—	$12,130,410
Liabilities:
Forward foreign currency exchange contracts	—	(13,301,833)	—	(13,301,833)

Total	—	$(1,171,423)	—	$(1,171,423)

[1] Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	31

Schedule of Investments (concluded)	BlackRock International Opportunities Portfolio

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$111,499	—	—	$111,499
Liabilities:
Collateral on securities loaned at value	—	$(1,430,717)	—	(1,430,717)

Total	$111,499	$(1,430,717)	—	$(1,319,218)

Transfers between Level 1 and Level 2 were as follows:
	Transfers into Level 1	Transfers out of Level 1[1]	Transfers into Level 2[1]	Transfers out of Level 2
Assets:
Long-Term Investments:
Ireland	—	$(9,107,713)	$9,107,713	—
United Kingdom	—	(10,649,267)	10,649,267	—
United States	—	(16,389,885)	16,389,885	—

Total	—	$(36,146,865)	$36,146,865	—

[1] External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2014	$9,066,043	$5,125,544	$14,191,587
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[2,3]	(604,548)	4,698,375	4,093,827
Purchases	—	2,090,846	2,090,846
Sales	—	—	—
Closing Balance, as of March 31, 2015	$8,461,495	$11,914,765	$20,376,260

Net change in unrealized appreciation/depreciation on investments still held at March 31, 2015[3]	$(604,548)	$4,698,375	$4,093,827

[2] Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[3]    Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at March 31, 2015, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of March 31, 2015.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks.	$8,461,495	Market Comparable Companies	Price to Tangible Book Value Multiple[4]	1.8x
Preferred Stocks[5]	11,914,765	Probability-Weighted Expected Return Model	Years to IPO[6]	1.2-3.2
			IPO Exit Probability[4]	75.00%
			Discount Rate[6]	25.00%
			Revenue Multiple[4]	0.84x-1.87x

Total	$20,376,260

[4]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[5]

For the period ended March 31, 2015, the valuation technique for certain investments classified as preferred stocks changed to a Probability-Weighted Expected Return Model. The investments were previously valued utilizing a market comparable company and option pricing model approach. A Probability-Weighted Expected Return Model was considered to be a more relevant measure of fair value for these investments which leverages secondary market transactions.

[6]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	MARCH 31, 2015

Schedule of Investments March 31, 2015 (Unaudited)	BlackRock Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Commercial Services & Supplies — 0.4%
Atento SA (a)	83,800	$996,382
Communications Equipment — 2.2%
Finisar Corp. (a)	122,300	2,609,882
JDS Uniphase Corp. (a)	198,400	2,603,008

		5,212,890
Consumer Finance — 0.2%
Trustbuddy AB (a)	6,696,207	474,293
Diversified Telecommunication Services — 0.6%
Link Net Tbk PT (a)	3,230,500	1,476,271
Electronic Equipment, Instruments & Components — 2.5%
Alps Electric Co. Ltd.	53,700	1,293,060
CDW Corp.	38,300	1,426,292
Largan Precision Co. Ltd.	22,000	1,891,296
PAX Global Technology Ltd. (a)	1,373,000	1,435,972

		6,046,620
Health Care Technology — 0.7%
Inovalon Holdings, Inc., Class A (a)(b)	52,600	1,589,046
Household Durables — 1.6%
Sony Corp. (a)	140,600	3,760,153
Internet & Catalog Retail — 5.2%
Amazon.com, Inc. (a)	8,700	3,237,270
Makemytrip Ltd. (a)	54,000	1,185,840
Netflix, Inc. (a)	3,800	1,583,422
Qunar Cayman Islands Ltd. — ADR (a)(b)	54,000	2,227,500
Vipshop Holdings Ltd. — ADR (a)(b)	139,900	4,118,656

		12,352,688
Internet Software & Services — 23.9%
58.com, Inc. — ADR (a)	57,000	3,014,160
Alibaba Group Holding Ltd. — ADR (a)(b)	30,600	2,547,144
Baidu, Inc. — ADR (a)	11,400	2,375,760
comScore, Inc. (a)(b)	37,100	1,899,520
Cvent, Inc. (a)	34,900	978,596
Facebook, Inc., Class A (a)	99,700	8,196,835
Google, Inc., Class A (a)	9,783	5,426,630
Google, Inc., Class C (a)(b)	9,783	5,361,084
Hortonworks, Inc. (a)	48,686	1,160,674
Hortonworks, Inc. (Acquired 3/21/14, cost $3,100,447) (a)(c)	127,202	2,880,871
LendingClub Corp. (a)(b)	61,600	1,210,440
LendingClub Corp. (Acquired 12/12/14, cost $1,804,420) (a)(c)	177,404	3,311,689
LinkedIn Corp., Class A (a)	9,300	2,323,698
New Relic, Inc. (a)	20,000	694,000
New Relic, Inc. (Acquired 12/15/14, cost $2,114,612) (a)(c)	74,616	2,459,716
Pandora Media, Inc. (a)	64,200	1,040,682
Tencent Holdings Ltd.	337,300	6,405,299
Twitter, Inc. (a)	39,300	1,968,144
Yelp, Inc. (a)	25,600	1,212,160
YY, Inc. — ADR (a)	21,500	1,172,933
Zillow Group, Inc., Class A (a)	15,400	1,544,620

		57,184,655
IT Services — 12.0%
Alliance Data Systems Corp. (a)	13,800	4,088,250
Cognizant Technology Solutions Corp., Class A (a)	37,800	2,358,342
Euronet Worldwide, Inc. (a)	66,175	3,887,781
Fidelity National Information Services, Inc.	40,838	2,779,434

Common Stocks	Shares	Value
IT Services (concluded)
Global Payments, Inc.	15,900	$1,457,712
Jack Henry & Associates, Inc.	28,231	1,973,065
Luxoft Holding, Inc. (a)	31,800	1,645,332
MasterCard, Inc., Class A	60,100	5,192,039
Visa, Inc., Class A	83,500	5,461,735

		28,843,690
Media — 2.4%
Eros International PLC (a)	89,600	1,565,312
Naspers Ltd., N Shares	17,300	2,653,665
Rentrak Corp. (a)	28,400	1,577,904

		5,796,881
Professional Services — 0.2%
TechnoPro Holdings, Inc. (a)	24,400	579,814
Real Estate Investment Trusts (REITs) — 2.1%
Crown Castle International Corp. (b)	29,500	2,434,930
Digital Realty Trust, Inc. (b)	39,000	2,572,440

		5,007,370
Semiconductors & Semiconductor Equipment — 11.8%
ARM Holdings PLC	80,300	1,304,168
ASML Holding NV	18,000	1,824,824
Avago Technologies Ltd.	19,199	2,437,889
Broadcom Corp., Class A	34,500	1,493,677
Cavium, Inc. (a)(b)	28,400	2,011,288
Hermes Microvision, Inc.	43,206	2,485,729
Hua Hong Semiconductor Ltd. (a)(d)	702,000	871,088
Intersil Corp.	85,400	1,222,928
Lam Research Corp.	23,100	1,622,429
Maxim Integrated Products, Inc.	55,400	1,928,474
Microsemi Corp. (a)	46,800	1,656,720
Novatek Microelectronics Corp.	217,000	1,119,922
NXP Semiconductor NV (a)	28,965	2,906,927
Siliconware Precision Industries Co. Ltd.	897,000	1,486,213
SK Hynix, Inc.	39,500	1,613,442
SunEdison Semiconductor Ltd. (a)	39,800	1,027,636
Synaptics, Inc. (a)	14,300	1,162,661

		28,176,015
Software — 12.8%
Activision Blizzard, Inc.	65,700	1,493,033
Adobe Systems, Inc. (a)(b)	35,700	2,639,658
Autodesk, Inc. (a)	59,500	3,489,080
Globant SA (a)	81,076	1,707,460
Imperva, Inc. (a)	28,300	1,208,410
Nintendo Co. Ltd.	11,800	1,731,354
Oracle Corp.	89,300	3,853,295
Proofpoint, Inc. (a)(b)	56,610	3,352,444
salesforce.com, Inc. (a)	51,600	3,447,396
ServiceNow, Inc. (a)	40,880	3,220,526
Tableau Software, Inc., Class A (a)	17,650	1,632,978
Xero Ltd. (Acquired 10/15/13, cost $2,411,080) (a)(c)	158,560	2,856,809

		30,632,443
Technology Hardware, Storage & Peripherals — 13.6%
Apple Inc. (b)	212,359	26,423,830
Pegatron Corp.	659,000	1,778,012
Samsung Electronics Co. Ltd.	3,325	4,311,705

		32,513,547

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	33

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Wireless Telecommunication Services — 1.2%
Bharti Infratel Ltd.	250,145	$1,538,893
RingCentral, Inc., Class A (a)(b)	84,800	1,299,984

		2,838,877
Total Common Stocks — 93.4%		223,481,635

Preferred Stocks
Internet & Catalog Retail — 0.9%
Snapdeal.com, Series F (Acquired 5/07/14, cost $1,014,752) (a)(c)	143	1,708,938
Snapdeal.com, Series G (Acquired 10/29/14, cost $396,249) (a)(c)	47	561,679

		2,270,617
Internet Software & Services — 2.3%
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $2,000,004) (a)(c)	128,924	4,379,574
Zuora, Inc. (Acquired 1/16/15, cost $1,006,814) (a)(c)	265,000	1,029,578

		5,409,152
Software — 1.9%
Illumio, Inc., Series C (Acquired 3/11/15, cost $499,995) (a)(c)	31,115	499,995
MongoDB, Series C (Acquired 12/19/13, cost $1,512,773) (a)(c)	60,303	1,368,275
MongoDB, Series D (Acquired 12/19/13, cost $470,592) (a)(c)	18,759	419,264
MongoDB, Series E (Acquired 12/19/13, cost $16,632) (a)(c)	663	14,433
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $1,500,011) (a)(c)	244,700	2,175,383

		4,477,350
Total Preferred Stocks — 5.1%		12,157,119
Total Long-Term Investments (Cost — $166,240,668) — 98.5%		235,638,754

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (e)(f)	3,855,025	$3,855,025
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.22% (e)(f)(g)	$26	26,200
Total Short-Term Securities (Cost — $3,881,225) — 1.6%		3,881,225
Total Investments Before Options Written (Cost — $170,121,893) — 100.1%		239,519,979

Options Written
(Premiums Received — $256,144) — (0.1)%		(183,462)
Total Investments Net of Options Written (Cost — $169,865,749)		239,336,517
Other Assets Less Liabilities — 0.0%		28,827

Net Assets — 100.0%		$239,365,344

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding options written.

(c)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $23,666,204 and an original cost of $17,848,381, which was 9.9% of its net assets.

(d)	Security, or a portion of security, is on loan.

(e)	During the six months ended March 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2014	Net Activity	Shares/ Beneficial Interest Held at March 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	6,567,506	(2,712,481)	3,855,025	$993
BlackRock Liquidity Series, LLC, Money Market Series	$1,494,487	$(1,468,287)	$26,200	$15,577

(f)	Represents the current yield as of report date.

(g)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	As of March 31, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HKD	878,000	USD	113,213	Citibank N.A.	4/22/15	$32
SEK	8,553,000	USD	1,050,652	HSBC Bank PLC	4/22/15	(57,185)
USD	8,036,530	HKD	62,315,000	HSBC Bank PLC	4/22/15	(842)
USD	2,314,714	NZD	2,990,000	Morgan Stanley Capital Services LLC	4/22/15	84,467
USD	231,301	ZAR	2,815,000	Goldman Sachs Bank USA	4/22/15	101
USD	1,548,043	ZAR	18,150,000	Goldman Sachs International	4/22/15	57,362
USD	320,592	ZAR	3,753,000	TD Securities, Inc.	4/22/15	12,354
Total						$96,289

•	As of March 31, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Apple Inc.	Call	USD	132.00	4/02/15	430	$(1,290)
Adobe Systems, Inc.	Call	USD	75.00	4/17/15	71	(5,538)
Alibaba Group Holding Ltd. — ADR	Call	USD	90.00	4/17/15	156	(2,496)
Cavium, Inc.	Call	USD	75.00	4/17/15	56	(4,900)
Crown Castle International Corp.	Call	USD	87.50	4/17/15	56	(560)
Inovalon Holdings, Inc., Class A	Call	USD	30.00	4/17/15	173	(25,085)
LendingClub Corp.	Call	USD	23.00	4/17/15	305	(4,575)
Qunar Cayman Islands Ltd. — ADR	Call	USD	40.00	4/17/15	108	(25,650)
Vipshop Holdings Ltd. — ADR	Call	USD	30.00	4/17/15	284	(21,300)
Apple Inc.	Call	USD	130.00	4/24/15	270	(30,240)
comScore, Inc.	Call	USD	52.50	4/24/15	74	(6,290)
Google, Inc., Class C	Call	USD	580.00	4/24/15	19	(10,735)
Digital Realty Trust, Inc.	Call	USD	70.00	5/15/15	74	(3,885)
Proofpoint, Inc.	Call	USD	65.00	5/15/15	186	(36,270)
RingCentral, Inc., Class A	Call	USD	17.50	5/15/15	169	(4,648)
Total						$(183,462)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 – unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	35

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of March 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Commercial Services & Supplies	$996,382	—	—	$996,382
Communications Equipment	5,212,890	—	—	5,212,890
Consumer Finance	474,293	—	—	474,293
Diversified Telecommunication Services	1,476,271	—	—	1,476,271
Electronic Equipment, Instruments & Components	1,426,292	$4,620,328	—	6,046,620
Health Care Technology	1,589,046	—	—	1,589,046
Household Durables	—	3,760,153	—	3,760,153
Internet & Catalog Retail	12,352,688	—	—	12,352,688
Internet Software & Services	42,127,080	15,057,575	—	57,184,655
IT Services	28,843,690	—	—	28,843,690
Media	3,143,216	2,653,665	—	5,796,881
Professional Services	579,814	—	—	579,814
Real Estate Investment Trusts (REITs)	5,007,370	—	—	5,007,370
Semiconductors & Semiconductor Equipment	18,341,717	9,834,298	—	28,176,015
Software	28,901,089	1,731,354	—	30,632,443
Technology Hardware, Storage & Peripherals	26,423,830	6,089,717	—	32,513,547
Wireless Telecommunication Services	2,838,877	—	—	2,838,877
Preferred Stocks:
Internet & Catalog Retail	—	—	$2,270,617	2,270,617
Internet Software & Services	—	—	5,409,152	5,409,152
Software	—	—	4,477,350	4,477,350
Short-Term Securities	3,855,025	26,200	—	3,881,225

Total	$183,589,570	$43,773,290	$12,157,119	$239,519,979

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Forward foreign currency exchange contracts	—	$154,316	—	$154,316
Liabilities:
Equity contracts	$(177,172)	(6,290)	—	(183,462)
Forward foreign currency exchange contracts	—	(58,027)	—	(58,027)

Total	$(177,172)	$89,999	—	$(87,173)

[1]

Derivative financial instruments are forward foreign currency exchange contracts and options written. Forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

See Notes to Financial Statements.

36	BLACKROCK FUNDS	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for options written	$718,200	—	—	$718,200
Foreign currency at value	546,693	—	—	546,693
Liabilities:
Collateral on securities loaned at value	—	$(26,200)	—	(26,200)

Total	$1,264,893	$(26,200)	—	$1,238,693

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1[1]	Transfers out of Level 1	Transfers into Level 2	Transfers out of Level 2[1]
Assets:
Long-Term Investments:
Software	$2,539,969	—	—	$(2,539,969)

[1]	Systematic Fair Value Prices were not utilized at period end for these investments.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2014	$153,848	$13,297,420	$13,451,268
Transfers into Level 3	—	—	—
Transfers out of Level 3[1]	(7,066,453)	—	(7,066,453)
Other[2]	6,912,605	(6,912,605)	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[3,4]	—	3,869,246	3,869,246
Purchases	—	1,903,058	1,903,058
Sales	—	—	—
Closing Balance, as of March 31, 2015	—	$12,157,119	$12,157,119

Net change in unrealized appreciation/depreciation on investments still held at March 31, 2015[4]	—	$3,869,246	$3,869,246

[1]

As of September 30, 2014, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2015, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning period value of $7,066,453 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Certain Level 3 investments were re-classified between Common Stocks and Preferred Stocks.

[3]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[4]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at March 31, 2015, is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	37

Schedule of Investments (concluded)	BlackRock Science & Technology Opportunities Portfolio

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of March 31, 2015. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $499,995.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Preferred Stocks[1]	$2,270,617	Probability-Weighted Expected Return Model	Years to IPO[2]	1.2-3.2
			IPO Exit Probability[3]	75.00%
			Discount Rate[2]	25.00%
			Revenue Multiple[3]	0.84x-1.87x
	6,554,957	Probability-Weighted Expected Return Model	Years to IPO[2]	0.75-2.9
			IPO Exit Probability[3]	90.00% - 95.00%
			Discount Rate[2]	21.30% - 22.31%
			Margin[3]	20.00%
			Revenue Multiple[3]	10.0x-16.0x
	1,029,578	Probability-Weighted Expected Return Model	Years to IPO[2]	1-2
			IPO Exit Probability[3]	75.00%
			Discount Rate[2]	20.00%
			Revenue Multiple[3]	8.0x
			Merger and/or Acquisition Probability[3]	25.00%
	1,801,972	Market Comparable Companies	2016 Revenue Multiple[3]	11.0x
		Options Pricing Model	Years to IPO[2]	1-2
			Risk Free Rate[2]	0.31%
			Volatility[3]	30.00%
Total	$11,657,124

[1]

For the period ended March 31, 2015, the valuation technique for certain investments classified as preferred stocks changed to a Probability-Weighted Expected Return Model. The investments were previously valued utilizing a market comparable company and option pricing model approach. A Probability-Weighted Expected Return Model was considered to be a more relevant measure of fair value for these investments which leverages the most recent equity raise pre-money valuation and/or secondary market transactions.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

[3]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

38	BLACKROCK FUNDS	MARCH 31, 2015

Schedule of Investments March 31, 2015 (Unaudited)	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.1%
B/E Aerospace, Inc.	143,624	$9,137,359
Triumph Group, Inc.	154,024	9,198,313

		18,335,672
Airlines — 1.7%
American Airlines Group, Inc.	280,668	14,813,657
JetBlue Airways Corp. (a)	640,500	12,329,625

		27,143,282
Auto Components — 3.1%
Delphi Automotive PLC	242,300	19,321,002
Lear Corp.	146,960	16,286,107
Visteon Corp. (a)	150,300	14,488,920

		50,096,029
Automobiles — 0.3%
Tesla Motors, Inc. (a)	25,960	4,900,469
Banks — 4.5%
BankUnited, Inc.	710,780	23,270,937
Regions Financial Corp.	2,288,343	21,624,841
SunTrust Banks, Inc.	343,530	14,115,648
Western Alliance Bancorp (a)	444,286	13,168,637

		72,180,063
Beverages — 0.5%
Molson Coors Brewing Co., Class B	118,300	8,807,435
Biotechnology — 2.1%
BioMarin Pharmaceutical, Inc. (a)	44,615	5,559,921
Incyte Corp. (a)	132,000	12,099,120
Isis Pharmaceuticals, Inc. (a)	66,500	4,234,055
Receptos, Inc. (a)	35,800	5,903,062
Vertex Pharmaceuticals, Inc. (a)	46,600	5,497,402

		33,293,560
Capital Markets — 1.8%
Evercore Partners, Inc., Class A	189,200	9,774,072
WisdomTree Investments, Inc.	903,127	19,381,105

		29,155,177
Chemicals — 5.0%
Ashland, Inc.	110,500	14,067,755
Axalta Coating Systems Ltd. (a)	447,500	12,359,950
Cytec Industries, Inc.	212,780	11,498,631
Eastman Chemical Co.	174,900	12,113,574
Platform Specialty Products Corp. (a)	607,339	15,584,319
The Valspar Corp.	175,540	14,750,626

		80,374,855
Communications Equipment — 1.0%
Finisar Corp. (a)	365,000	7,789,100
JDS Uniphase Corp. (a)	583,200	7,651,584

		15,440,684
Consumer Finance — 0.9%
Discover Financial Services	262,900	14,814,415
Containers & Packaging — 1.4%
Crown Holdings, Inc. (a)	406,750	21,972,635
Electric Utilities — 1.6%
PPL Corp.	216,400	7,284,024
Xcel Energy, Inc.	559,400	19,472,714

		26,756,738
Electrical Equipment — 1.1%
Acuity Brands, Inc.	58,430	9,825,589
Sensata Technologies Holding NV (a)	145,400	8,353,230

		18,178,819

Common Stocks	Shares	Value
Electronic Equipment, Instruments & Components — 1.4%
Amphenol Corp., Class A	174,660	$10,292,714
CDW Corp.	325,900	12,136,516

		22,429,230
Energy Equipment & Services — 0.4%
U.S. Silica Holdings, Inc. (b)	164,900	5,872,089
Food Products — 2.9%
The Hain Celestial Group, Inc. (a)	302,402	19,368,848
Hormel Foods Corp.	218,200	12,404,670
Pinnacle Foods, Inc.	374,200	15,271,102

		47,044,620
Health Care Equipment & Supplies — 2.8%
Boston Scientific Corp. (a)	549,700	9,757,175
The Cooper Cos., Inc.	61,170	11,464,481
Edwards Lifesciences Corp. (a)	118,300	16,853,018
Intuitive Surgical, Inc. (a)	15,000	7,575,450

		45,650,124
Health Care Providers & Services — 3.7%
AmerisourceBergen Corp.	74,200	8,434,314
Cardinal Health, Inc.	110,100	9,938,727
Cigna Corp.	89,647	11,603,908
HCA Holdings, Inc. (a)	127,560	9,596,339
Humana, Inc.	33,100	5,892,462
Universal Health Services, Inc., Class B	121,090	14,253,504

		59,719,254
Health Care Technology — 0.4%
Inovalon Holdings, Inc., Class A (a)	237,100	7,162,791
Hotels, Restaurants & Leisure — 1.8%
Aramark	327,500	10,358,825
Belmond Ltd., Class A (a)	823,405	10,111,413
ClubCorp Holdings, Inc.	418,100	8,094,416

		28,564,654
Household Durables — 2.4%
Jarden Corp. (a)	530,620	28,069,798
Toll Brothers, Inc. (a)	273,355	10,753,786

		38,823,584
Household Products — 0.9%
Energizer Holdings, Inc.	100,800	13,915,440
Independent Power and Renewable Electricity Producers — 0.5%
Pattern Energy Group, Inc.	310,899	8,804,660
Industrial Conglomerates — 1.3%
Roper Industries, Inc.	124,320	21,383,040
Insurance — 3.0%
Assured Guaranty Ltd.	491,900	12,981,241
The Hartford Financial Services Group, Inc.	541,000	22,624,620
Reinsurance Group of America, Inc.	147,320	13,728,751

		49,334,612
Internet & Catalog Retail — 0.7%
Liberty Interactive Corp., Class A (a)	383,000	11,179,770
Internet Software & Services — 4.4%
comScore, Inc. (a)	208,305	10,665,216
Hortonworks, Inc. (a)(b)	121,416	2,894,557
Hortonworks, Inc. (Acquired 3/21/14, cost $14,233,594) (a)(c)	583,961	13,225,549
LendingClub Corp. (a)	177,500	3,487,875
LendingClub Corp. (Acquired 12/12/14, cost $4,571,285) (a)(c)	449,432	8,389,772
LinkedIn Corp., Class A (a)	28,700	7,170,982
New Relic, Inc. (a)	70,000	2,429,000

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	39

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Internet Software & Services (concluded)
New Relic, Inc. (Acquired 12/15/14, cost $9,551,576) (a)(c)	337,036	$11,110,392
Pandora Media, Inc. (a)	440,800	7,145,368
Zillow Group, Inc., Class A (a)	51,400	5,155,420

		71,674,131
IT Services — 3.1%
Alliance Data Systems Corp. (a)	55,660	16,489,275
Euronet Worldwide, Inc. (a)	252,873	14,856,289
Fidelity National Information Services, Inc.	274,120	18,656,607

		50,002,171
Leisure Products — 0.4%
Performance Sports Group Ltd. (a)	325,200	6,341,400
Life Sciences Tools & Services — 2.7%
Agilent Technologies, Inc.	197,400	8,201,970
Charles River Laboratories International, Inc. (a)	209,400	16,603,326
Illumina, Inc. (a)	38,330	7,115,581
Thermo Fisher Scientific, Inc.	92,340	12,404,956

		44,325,833
Machinery — 2.9%
Crane Co.	126,500	7,894,865
Snap-on, Inc.	148,470	21,833,998
Stanley Black & Decker, Inc.	176,500	16,831,040

		46,559,903
Media — 2.8%
The E.W. Scripps Co., Class A (a)	250,400	7,121,376
Markit Ltd. (a)	326,500	8,782,850
Media General, Inc. (a)	112,663	1,857,813
Nexstar Broadcasting Group, Inc., Class A	146,900	8,405,618
Sirius XM Holdings, Inc. (a)	4,040,180	15,433,488
Tribune Media Co., Class A	74,000	4,499,940

		46,101,085
Metals & Mining — 0.6%
Constellium NV, Class A (a)	447,472	9,092,631
Oil, Gas & Consumable Fuels — 3.6%
Concho Resources, Inc. (a)	141,080	16,353,994
Diamondback Energy, Inc. (a)	86,500	6,646,660
GasLog Ltd.	334,900	6,503,758
GasLog Partners LP	285,000	7,011,000
MarkWest Energy Partners LP — MLP	103,000	6,808,300
Oasis Petroleum, Inc. (a)	363,300	5,166,126
Penn Virginia Corp. (a)	535,600	3,470,688
Targa Resources Partners LP — MLP	169,800	7,022,928

		58,983,454
Pharmaceuticals — 3.1%
Mallinckrodt PLC (a)	170,700	21,619,155
Mylan NV (a)	184,600	10,956,010
Perrigo Co. PLC	107,900	17,862,845

		50,438,010
Professional Services — 1.3%
Equifax, Inc.	220,460	20,502,780
Real Estate Investment Trusts (REITs) — 6.3%
Brixmor Property Group, Inc.	276,300	7,335,765
Hospitality Properties Trust	442,940	14,612,590
Host Hotels & Resorts, Inc.	647,300	13,062,514
InfraREIT, Inc.	481,100	13,754,649
Liberty Property Trust	298,800	10,667,160
RLJ Lodging Trust	459,850	14,397,903

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
STAG Industrial, Inc.	576,000	$13,547,520
Weyerhaeuser Co.	433,313	14,364,326

		101,742,427
Real Estate Management & Development — 1.3%
Kennedy-Wilson Holdings, Inc.	788,900	20,621,846
Semiconductors & Semiconductor Equipment — 4.4%
Applied Materials, Inc.	489,500	11,043,120
Avago Technologies Ltd.	134,818	17,119,190
Canadian Solar, Inc. (a)	180,400	6,023,556
Maxim Integrated Products, Inc.	338,706	11,790,356
NXP Semiconductor NV (a)	163,090	16,367,712
Synaptics, Inc. (a)	111,800	9,089,899

		71,433,833
Software — 2.2%
Autodesk, Inc. (a)	196,000	11,493,440
ServiceNow, Inc. (a)	152,300	11,998,194
Tableau Software, Inc., Class A (a)	138,900	12,851,028

		36,342,662
Specialty Retail — 2.6%
Best Buy Co., Inc.	250,200	9,455,058
Cabela’s, Inc. (a)	213,000	11,923,740
Genesco, Inc. (a)	109,990	7,834,588
L Brands, Inc.	132,600	12,502,854

		41,716,240
Textiles, Apparel & Luxury Goods — 2.9%
Kate Spade & Co. (a)	271,600	9,068,724
PVH Corp.	71,230	7,590,269
Ralph Lauren Corp.	43,400	5,707,100
Sequential Brands Group, Inc. (a)(d)	2,327,900	24,908,530

		47,274,623
Thrifts & Mortgage Finance — 1.0%
Essent Group Ltd. (a)	393,100	9,399,021
Strategic Growth Bancorp (Acquired 3/10/14,cost $7,599,729) (a)(c)	610,420	6,458,244

		15,857,265
Trading Companies & Distributors — 0.6%
United Rentals, Inc. (a)	114,075	10,399,077
Transportation Infrastructure — 1.0%
Macquarie Infrastructure Co. LLC	204,900	16,861,221
Wireless Telecommunication Services — 1.3%
SBA Communications Corp., Class A (a)	130,330	15,261,643
T-Mobile U.S., Inc. (a)	162,300	5,143,287

		20,404,930
Total Common Stocks — 96.8%		1,568,009,223

Investment Companies
Equity Funds — 0.7%
Vanguard REIT ETF	135,500	11,391,485

See Notes to Financial Statements.

40	BLACKROCK FUNDS	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value
Internet Software & Services — 0.9%
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $5,217,970) (a)(c)	336,360	$11,426,216
Zuora, Inc. (Acquired 1/16/15, cost $3,742,311) (a)(c)	985,000	3,826,922

		15,253,138
Software — 1.0%
MongoDB, Series C (Acquired 12/19/13, cost $7,974,602) (a)(c)	317,888	7,212,879
MongoDB, Series D (Acquired 12/19/13, cost $2,480,799) (a)(c)	98,891	2,210,214
MongoDB, Series E (Acquired 12/19/13, cost $87,676) (a)(c)	3,495	76,086
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $4,300,011) (a)(c)	701,470	6,236,068

		15,735,247
Total Preferred Stocks — 1.9%		30,988,385
Total Long-Term Investments (Cost — $1,162,956,354) — 99.4%		1,610,389,093

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (e)	2,372,653	$2,372,653
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.22% (e)(f)(g)	$4,470	4,470,214
Total Short-Term Securities (Cost — $6,842,867) — 0.4%		6,842,867
Total Investments (Cost — $1,169,799,221) — 99.8%		1,617,231,960
Other Assets Less Liabilities — 0.2%		3,991,771

Net Assets — 100.0%		$1,621,223,731

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $70,172,342 and an original cost of $59,759,553, which was 4.3% of its net assets.

(d)	During the six months ended March 31, 2015, investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2014	Shares Purchased	Shares Sold	Shares Held at March 31 2015	Value at March 31, 2015
Sequential Brands Group, Inc.	2,327,900	—	—	2,327,900	$24,908,530

(e)	Represents the current yield as of report date.

(f)	During the six months ended March 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2014	Net Activity	Shares/ Beneficial Interest Held at March 31, 2015	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	73,708,080	(71,335,427)	2,372,653	$9,016	$3,550
BlackRock Liquidity Series, LLC, Money Market Series	$8,060,661	$(3,590,447)	$4,470,214	$85,508	—

(g)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	41

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 – unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of March 31, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$18,335,672	—	—	$18,335,672
Airlines	27,143,282	—	—	27,143,282
Auto Components	50,096,029	—	—	50,096,029
Automobiles	4,900,469	—	—	4,900,469
Banks	72,180,063	—	—	72,180,063
Beverages	8,807,435	—	—	8,807,435
Biotechnology	33,293,560	—	—	33,293,560
Capital Markets	29,155,177	—	—	29,155,177
Chemicals	80,374,855	—	—	80,374,855
Communications Equipment	15,440,684	—	—	15,440,684
Consumer Finance	14,814,415	—	—	14,814,415
Containers & Packaging	21,972,635	—	—	21,972,635
Electric Utilities	26,756,738	—	—	26,756,738
Electrical Equipment	18,178,819	—	—	18,178,819
Electronic Equipment, Instruments & Components	22,429,230	—	—	22,429,230
Energy Equipment & Services	5,872,089	—	—	5,872,089
Food Products	47,044,620	—	—	47,044,620
Health Care Equipment & Supplies	45,650,124	—	—	45,650,124
Health Care Providers & Services	59,719,254	—	—	59,719,254
Health Care Technology	7,162,791	—	—	7,162,791
Hotels, Restaurants & Leisure	28,564,654	—	—	28,564,654
Household Durables	38,823,584	—	—	38,823,584
Household Products	13,915,440	—	—	13,915,440
Independent Power and Renewable Electricity Producers	8,804,660	—	—	8,804,660
Industrial Conglomerates	21,383,040	—	—	21,383,040
Insurance	49,334,612	—	—	49,334,612
Internet & Catalog Retail	11,179,770	—	—	11,179,770
Internet Software & Services	38,948,418	$32,725,713	—	71,674,131
IT Services	50,002,171	—	—	50,002,171
Leisure Products	6,341,400	—	—	6,341,400
Life Sciences Tools & Services	44,325,833	—	—	44,325,833
Machinery	46,559,903	—	—	46,559,903
Media.	46,101,085	—	—	46,101,085
Metals & Mining	9,092,631	—	—	9,092,631
Oil, Gas & Consumable Fuels	58,983,454	—	—	58,983,454

See Notes to Financial Statements.

42	BLACKROCK FUNDS	MARCH 31, 2015

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
Pharmaceuticals	$50,438,010	—	—	$50,438,010
Professional Services	20,502,780	—	—	20,502,780
Real Estate Investment Trusts (REITs)	101,742,427	—	—	101,742,427
Real Estate Management & Development	20,621,846	—	—	20,621,846
Semiconductors & Semiconductor Equipment	71,433,833	—	—	71,433,833
Software	36,342,662	—	—	36,342,662
Specialty Retail	41,716,240	—	—	41,716,240
Textiles, Apparel & Luxury Goods	47,274,623	—	—	47,274,623
Thrifts & Mortgage Finance	9,399,021	—	$6,458,244	15,857,265
Trading Companies & Distributors	10,399,077	—	—	10,399,077
Transportation Infrastructure	16,861,221	—	—	16,861,221
Wireless Telecommunication Services	20,404,930	—	—	20,404,930
Investment Companies	11,391,485	—	—	11,391,485
Preferred Stocks:
Internet Software & Services	—	—	15,253,138	15,253,138
Software	—	—	15,735,247	15,735,247
Short-Term Securities	2,372,653	$4,470,214	—	6,842,867

Total	$1,542,589,404	$37,195,927	$37,446,629	$1,617,231,960

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2015, collateral on securities loaned at value of $4,470,214 is categorized as Level 2 within the disclosure hierarchy.

During the period ended March 31, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2014	$7,756,059	$47,325,756	$55,081,815
Transfers into Level 3	—	—	—
Transfers out of Level 3[1]	(28,476,941)		(28,476,941)
Other[2]	27,759,025	(27,759,025)	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[3,4]	(579,899)	7,679,343	7,099,444
Purchases	—	3,742,311	3,742,311
Sales	—	—	—

Closing Balance, as of March 31, 2015	$6,458,244	$30,988,385	$37,446,629

Net change in unrealized appreciation/depreciation on investments still held at March 31, 2015[4]	$(579,899)	$7,679,343	$7,099,444

[1]

As of September 30, 2014, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2015, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning period value of $28,476,941 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Certain Level 3 investments were re-classified between Common Stocks and Preferred Stocks.

[3]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[4]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at March 31, 2015, is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	43

Schedule of Investments (concluded)	BlackRock U.S. Opportunities Portfolio

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of March 31, 2015. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $6,458,244.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Preferred Stocks[1]	$17,662,284	Probability-Weighted Expected Return Model	Years to IPO[2]	0.75-2.9
			IPO Exit Probability[3]	90.00% - 95.00%
			Discount Rate[2]	21.30% - 22.31%
			Margin[3]	20.00%
			Revenue Multiple[3]	10.0x-16.0x
	3,826,922	Probability-Weighted Expected Return Model	Years to IPO[2]	1-2
			IPO Exit Probability[3]	75.00%
			Discount Rate[2]	20.00%
			Revenue Multiple[3]	8.0x
			Merger and/or Acquisition Probability[3]	25.00%
	9,499,179	Market Comparable Companies	2016 Revenue Multiple[3]	11.0x
		Options Pricing Model	Years to IPO[2]	1-2
			Risk Free Rate[2]	0.31%
			Volatility[3]	30.00%
Total	$30,988,385

[1]

For the period ended March 31, 2015, the valuation technique for certain investments classified as preferred stocks changed to a Probability-Weighted Expected Return Model. The investments were previously valued utilizing a market comparable company and option pricing model approach. A Probability-Weighted Expected Return Model was considered to be a more relevant measure of fair value for these investments which leverages the most recent equity raise pre-money valuation and secondary market transactions.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

[3]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

44	BLACKROCK FUNDS	MARCH 31, 2015

Statements of Assets and Liabilities

March 31, 2015 (Unaudited)	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
Assets
Investments at value — unaffiliated[1,2]	$306,603,110	$5,477,803,854	$1,102,078,748	$235,638,754	$1,610,389,093
Investments at value — affiliated[3]	4,279,087	130,202,388	7,228,512	3,881,225	6,842,867
Cash pledged as collateral for options written	—	11,387,775	—	718,200	—
Foreign currency at value[4]	2,795,824	67,343,198	111,499	546,693	—
Investments sold receivable	1,871,582	45,261,516	30,913,361	6,505,904	17,010,618
Options written receivable	—	—	—	85,989	—
Unrealized appreciation on forward foreign currency exchange contracts	1,178,015	17,983,614	12,130,410	154,316	—
Capital shares sold receivable	57,269	16,033,141	3,347,231	229,509	1,987,337
Dividends receivable — unaffiliated	592,997	5,172,478	3,417,712	73,961	2,201,637
Dividends receivable — affiliated	128	9,258	598	350	704
Receivable from Manager	60,815	—	113	116	220,716
Securities lending income receivable — affiliated	6,619	8,184	7,938	929	34,917
Prepaid expenses	44,812	151,210	56,902	57,834	65,397

Total assets	317,490,258	5,771,356,616	1,159,293,024	247,893,780	1,638,753,286

Liabilities
Options written at value[5]	—	144,838	—	183,462	—
Collateral on securities loaned at value	1,974,042	7,494,299	1,430,717	26,200	4,470,214
Deferred foreign capital gain tax payable	190,246	—	693,325	205,810	—
Investments purchased payable	486,602	119,910,833	2,561,716	7,135,916	7,430,348
Unrealized depreciation on forward foreign currency exchange contracts	940,698	8,136,893	13,301,833	58,027	—
Capital shares redeemed payable	251,405	11,058,648	7,077,835	383,133	2,772,699
Investment advisory fees payable	236,983	3,206,355	885,892	205,966	1,133,670
Service and distribution fees payable	87,666	1,584,579	214,368	62,771	297,901
Other affiliates payable	12,255	318,334	118,253	23,392	155,797
Officer’s and Trustees’ fees payable	3,104	20,345	14,842	2,054	11,821
Other accrued expenses payable	254,653	1,554,683	1,036,313	241,705	1,257,105

Total liabilities	4,437,654	153,429,807	27,335,094	8,528,436	17,529,555

Net Assets	$313,052,604	$5,617,926,809	$1,131,957,930	$239,365,344	$1,621,223,731

Net Assets Consist of
Paid-in capital	$356,546,565	$3,466,076,635	$1,016,853,690	$183,518,665	$1,102,422,320
Accumulated (distributions in excess of) net investment income (loss)	(3,170,662)	(14,305,702)	(19,429,189)	(3,392,221)	(893,647)
Accumulated net realized gain (loss)	(88,153,156)	370,899,893	(3,313,297)	(10,128,102)	72,262,319
Net unrealized appreciation/depreciation	47,829,857	1,795,255,983	137,846,726	69,367,002	447,432,739

Net Assets	$313,052,604	$5,617,926,809	$1,131,957,930	$239,365,344	$1,621,223,731

[1] Investments at cost — unaffiliated	$258,798,269	$3,692,087,079	$962,132,301	$166,240,668	$1,162,956,354
[2] Securities loaned at value	$1,947,265	$7,043,505	$1,334,135	$24,817	$4,430,030
[3] Investments at cost — affiliated	$4,279,087	$130,202,388	$7,228,512	$3,881,225	$6,842,867
[4] Foreign currency at cost	$2,796,205	$67,701,240	$112,945	$546,581	—
[5] Premiums received	—	$339,405	—	$256,144	—

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	45

Statements of Assets and Liabilities (concluded)

March 31, 2015 (Unaudited)	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio

Net Asset Value
Institutional
Net assets	$65,734,276	$1,518,558,187	$507,227,238	$60,260,829	$918,604,856

Shares outstanding[1]	4,501,621	26,918,256	14,847,158	3,736,812	22,198,818

Net asset value	$14.60	$56.41	$34.16	$16.13	$41.38

Service
Net assets	—	$35,983,372	$25,367,726	$1,393,929	$32,154,117

Shares outstanding[1]	—	658,926	775,863	90,104	817,021

Net asset value	—	$54.61	$32.70	$15.47	$39.36

Investor A
Net assets	$186,952,886	$2,799,471,211	$482,335,528	$135,403,639	$434,899,852

Shares outstanding[1]	12,921,126	51,415,274	14,923,428	8,916,047	11,386,805

Net asset value	$14.47	$54.45	$32.32	$15.19	$38.19

Investor B
Net assets	$1,440,974	$19,826,452	$2,416,864	$989,721	$10,182,222

Shares outstanding[1]	101,809	392,138	81,419	73,523	317,008

Net asset value	$14.15	$50.56	$29.68	$13.46	$32.12

Investor C
Net assets	$48,674,958	$1,124,315,609	$114,610,574	$36,533,972	$225,382,684

Shares outstanding[1]	3,472,663	22,614,806	3,912,870	2,722,473	7,016,993

Net asset value	$14.02	$49.72	$29.29	$13.42	$32.12

Class R
Net assets	$10,249,510	$119,771,978	—	$4,783,254	—

Shares outstanding[1]	710,976	2,221,411	—	309,565	—

Net asset value	$14.42	$53.92	—	$15.45	—

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

46	BLACKROCK FUNDS	MARCH 31, 2015

Statements of Operations

Six Months Ended March 31, 2015 (Unaudited)	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio

Investment Income
Dividends — unaffiliated	$2,206,405	$26,276,127	$11,500,033	$732,386	$8,358,961
Dividends — affiliated	1,028	29,999	2,254	993	9,016
Securities lending — affiliated — net	41,286	51,703	97,820	15,577	85,508
Foreign taxes withheld	(154,514)	(861,274)	(1,252,364)	(7,170)	—

Total income	2,094,205	25,496,555	10,347,743	741,786	8,453,485

Expenses
Investment advisory	1,407,102	16,624,030	6,466,851	1,008,795	8,406,976
Service and distribution — class specific	515,878	8,196,423	1,355,907	345,910	1,752,807
Transfer agent — class specific	244,129	2,489,053	1,266,077	273,897	1,192,085
Administration	92,243	1,127,235	355,523	65,476	406,289
Professional	47,948	42,022	50,741	35,256	46,833
Custodian	38,399	97,560	156,177	17,599	40,038
Administration — class specific	35,269	431,468	142,383	25,165	167,838
Registration	30,914	95,520	53,277	38,414	47,574
Accounting services	22,571	271,917	75,124	17,629	69,923
Printing	10,871	65,987	46,630	8,648	32,955
Officer and Trustees	6,626	60,968	24,017	5,076	23,844
Miscellaneous	15,051	39,624	28,303	11,938	18,241
Recoupment of past waived and/or reimbursed fees — class specific	—	—	1,675	23,422	9,265

Total expenses	2,467,001	29,541,807	10,022,685	1,877,225	12,214,668
Less fees waived by Manager	(15,202)	(39,085)	(656,842)	(1,088)	(2,022,413)
Less administration fees waived — class specific	(35,269)	—	(15,237)	(6,821)	(141,510)
Less transfer agent fees waived — class specific	(7,408)	—	(1,602)	(1,645)	(9,569)
Less transfer agent fees reimbursed — class specific	(187,933)	—	(1,676)	(1,402)	(662,870)

Total expenses after fees waived and/or reimbursed	2,221,189	29,502,722	9,347,328	1,866,269	9,378,306

Net investment income (loss)	(126,984)	(4,006,167)	1,000,415	(1,124,483)	(924,821)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,581,648	379,358,269	(6,735,398)	7,849,149	83,301,733
Capital gain distributions received from affiliated investment companies	—	7,875	—	—	3,550
Options written	—	285,157	—	41,146	—
Foreign currency transactions	1,575,609	4,853,357	6,911,650	404,523	—

	6,157,257	384,504,658	176,252	8,294,818	83,305,283

Net change in unrealized appreciation/depreciation on:
Investments	8,443,528 [1]	510,198,146	13,598,949 [1]	18,445,291 [1]	94,439,285
Options written	—	194,567	—	72,682	—
Foreign currency translations	(781,514)	(875,342)	(9,895,874)	(293,778)	—

	7,662,014	509,517,371	3,703,075	18,224,195	94,439,285

Net realized and unrealized gain	13,819,271	894,022,029	3,879,327	26,519,013	177,744,568

Net Increase in Net Assets Resulting from Operations	$13,692,287	$890,015,862	$4,879,742	$25,394,530	$176,819,747

[1]	Net of ($190,246, $693,325 and $205,810) foreign capital gain tax for Global Opportunities, International Opportunities and Science & Technology Opportunities, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	47

Statements of Changes in Net Assets

	BlackRock Global Opportunities Portfolio		BlackRock Health Sciences Opportunities Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014

Operations
Net investment income (loss)	$(126,984)	$1,572,501	$(4,006,167)	$(5,669,420)
Net realized gain	6,157,257	31,453,698	384,504,658	356,507,986
Net change in unrealized appreciation/depreciation	7,662,014	(14,244,616)	509,517,371	504,697,663

Net increase in net assets resulting from operations	13,692,287	18,781,583	890,015,862	855,536,229

Distributions to Shareholders From[1]
Net investment income:
Institutional	(1,182,326)	—	(3,636,341)	(2,684,586)
Service	—	—	(7,864)	(15,999)
Investor A	(2,755,653)	—	(969,029)	(1,334,162)
Investor C	(299,620)	—	—	—
Class R	(109,637)	—	—	—
Net realized gain:
Institutional	—	—	(81,656,297)	(73,784,321)
Service	—	—	(2,189,953)	(2,296,130)
Investor A	—	—	(152,909,044)	(159,449,440)
Investor B	—	—	(1,328,584)	(3,350,382)
Investor C	—	—	(61,611,824)	(60,490,412)
Class R	—	—	(5,828,156)	(3,720,373)

Decrease in net assets resulting from distributions to shareholders	(4,347,236)	—	(310,137,092)	(307,125,805)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(15,773,200)	(38,945,315)	893,295,462	517,643,012

Net Assets
Total increase (decrease) in net assets	(6,428,149)	(20,163,732)	1,473,174,232	1,066,053,436
Beginning of period	319,480,753	339,644,485	4,144,752,577	3,078,699,141

End of period	$313,052,604	$319,480,753	$5,617,926,809	$4,144,752,577

Undistributed (accumulated) net investment income (loss), end of period	$(3,170,662)	$1,303,558	$(14,305,702)	$(5,686,301)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

48	BLACKROCK FUNDS	MARCH 31, 2015

Statements of Changes in Net Assets (concluded)

	BlackRock International Opportunities Portfolio		BlackRock Science & Technology Opportunities Portfolio		BlackRock U.S. Opportunities Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014

Operations
Net investment income (loss)	$1,000,415	$17,062,650	$(1,124,483)	$(2,371,646)	$(924,821)	$(8,010,488)
Net realized gain	176,252	116,647,309	8,294,818	24,040,750	83,305,283	294,616,993
Net change in unrealized appreciation/depreciation	3,703,075	(125,627,644)	18,224,195	5,667,184	94,439,285	(50,830,763)

Net increase in net assets resulting from operations	4,879,742	8,082,315	25,394,530	27,336,288	176,819,747	235,775,742

Distributions to Shareholders From[1]
Net investment income:
Institutional	(14,511,734)	(1,532,662)	—	—	—	—
Service	(656,317)	(48,294)	—	—	—	—
Investor A	(13,763,636)	(919,073)	—	—	—	—
Investor B	(46,718)	—	—	—	—	—
Investor C	(2,388,654)	—	—	—	—	—
Net realized gain:
Institutional	(58,313,799)	(2,005,514)	—	—	(119,058,466)	(134,711,811)
Service	(2,959,800)	(101,390)	—	—	(4,386,546)	(31,011,668)
Investor A	(62,289,732)	(1,953,372)	—	—	(63,008,538)	(103,656,072)
Investor B	(313,352)	(14,262)	—	—	(1,680,434)	(2,930,164)
Investor C	(14,061,426)	(410,265)	—	—	(34,791,331)	(47,392,290)

Decrease in net assets resulting from distributions to shareholders	(169,305,168)	(6,984,832)	—	—	(222,925,315)	(319,702,005)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(264,289,686)	(164,685,699)	1,964,199	15,083,112	148,325,942	33,482,653

Net Assets
Total increase (decrease) in net assets	(428,715,112)	(163,588,216)	27,358,729	42,419,400	102,220,374	(50,443,610)
Beginning of period	1,560,673,042	1,724,261,258	212,006,615	169,587,215	1,519,003,357	1,569,446,967

End of period	$1,131,957,930	$1,560,673,042	$239,365,344	$212,006,615	$1,621,223,731	$1,519,003,357

Undistributed (distributions in excess of) net investment income (loss), end of period	$(19,429,189)	$10,937,455	$(3,392,221)	$(2,267,738)	$(893,647)	$31,174

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	49

Financial Highlights	BlackRock Global Opportunities Portfolio

	Institutional
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$14.19	$13.42	$11.11	$9.32	$10.52	$10.13

Net investment income[1]	0.02	0.12	0.10	0.14	0.08	0.06
Net realized and unrealized gain (loss)	0.64	0.65	2.36	1.67	(1.20)[2]	0.48 [2]

Net increase (decrease) from investment operations	0.66	0.77	2.46	1.81	(1.12)	0.54

Distributions from net investment income[3]	(0.25)	—	(0.15)	(0.02)	(0.08)	(0.15)

Net asset value, end of period	$14.60	$14.19	$13.42	$11.11	$9.32	$10.52

Total Return[4]
Based on net asset value	4.77%[5]	5.74%	22.40%	19.45%	(10.81)%[6]	5.32%[6]

Ratios to Average Net Assets
Total expenses	1.21%[7]	1.20%	1.22%	1.25%	1.53%[8]	1.43%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.06%[7]	1.06%	1.06%	1.06%	1.34%	1.37%

Net investment income	0.29%[7]	0.82%	0.83%	1.35%	0.68%	0.64%

Supplemental Data
Net assets, end of period (000)	$65,734	$61,601	$63,182	$54,448	$58,793	$21,699

Portfolio turnover rate	31%	99%	149%	122%	137%	146%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Annualized.

[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2011 and September 30, 2010 the ratio would have been 1.52% and 1.42%, respectively.

See Notes to Financial Statements.

50	BLACKROCK FUNDS	MARCH 31, 2015

Financial Highlights (continued)	BlackRock Global Opportunities Portfolio

	Investor A
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$14.04	$13.32	$11.02	$9.26	$10.45	$10.08

Net investment income[1]	0.00 [2]	0.08	0.07	0.11	0.05	0.03
Net realized and unrealized gain (loss)	0.64	0.64	2.35	1.66	(1.20)[3]	0.46 [3]

Net increase (decrease) from investment operations	0.64	0.72	2.42	1.77	(1.15)	0.49

Distributions from net investment income[4]	(0.21)	—	(0.12)	(0.01)	(0.04)	(0.12)

Net asset value, end of period	$14.47	$14.04	$13.32	$11.02	$9.26	$10.45

Total Return[5]
Based on net asset value	4.63%[6]	5.41%	22.14%	19.16%	(11.11)%[7]	4.92%[7]

Ratios to Average Net Assets
Total expenses	1.49%[8]	1.46%	1.48%	1.52%	1.76%[9]	1.72%[9]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.33%[8]	1.33%	1.33%	1.33%	1.61%	1.67%

Net investment income	0.01%[8]	0.56%	0.56%	1.06%	0.42%	0.32%

Supplemental Data
Net assets, end of period (000)	$186,953	$191,653	$202,343	$195,961	$210,299	$39,280

Portfolio turnover rate	31%	99%	149%	122%	137%	146%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Annualized.

[9]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2011 and September 30, 2010 the ratio would have been 1.74% and 1.70%, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	51

Financial Highlights (continued)	BlackRock Global Opportunities Portfolio

	Investor B
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$13.59	$12.99	$10.75	$9.10	$10.31	$9.93

Net investment income (loss)[1]	(0.06)	(0.03)	(0.03)	0.02	(0.04)	(0.04)
Net realized and unrealized gain (loss)	0.62	0.63	2.28	1.63	(1.17)[2]	0.45 [2]

Net increase (decrease) from investment operations	0.56	0.60	2.25	1.65	(1.21)	0.41

Distributions from net investment income[3]	—	—	(0.01)	—	—	(0.03)

Net asset value, end of period	$14.15	$13.59	$12.99	$10.75	$9.10	$10.31

Total Return[4]
Based on net asset value	4.12%[5]	4.62%	20.95%	18.13%	(11.74)%[6]	4.09%[6]

Ratios to Average Net Assets
Total expenses	2.60%[7]	2.21%[8]	2.19%[8]	2.21%[8]	2.56%[8]	2.45%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly	2.18%[7]	2.18%	2.18%	2.18%	2.42%	2.43%

Net investment income (loss)	(0.87)%[7]	(0.24)%	(0.29)%	0.21%	(0.39)%	(0.44)%

Supplemental Data
Net assets, end of period (000)	$1,441	$1,900	$4,254	$5,412	$6,750	$3,617

Portfolio turnover rate	31%	99%	149%	122%	137%	146%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Annualized.

[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2012 and September 30, 2011, the ratio would have been 2.20% and 2.53%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2014, September 30, 2013 and September 30, 2010.

See Notes to Financial Statements.

52	BLACKROCK FUNDS	MARCH 31, 2015

Financial Highlights (continued)	BlackRock Global Opportunities Portfolio

	Investor C
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$13.54	$12.94	$10.71	$9.06	$10.27	$9.91

Net investment income (loss)[1]	(0.05)	(0.03)	(0.03)	0.03	(0.04)	(0.04)
Net realized and unrealized gain (loss)	0.61	0.63	2.28	1.62	(1.17)[2]	0.45 [2]

Net increase (decrease) from investment operations	0.56	0.60	2.25	1.65	(1.21)	0.41

Distributions from net investment income[3]	(0.08)	—	(0.02)	—	—	(0.05)

Net asset value, end of period	$14.02	$13.54	$12.94	$10.71	$9.06	$10.27

Total Return[4]
Based on net asset value	4.19%[5]	4.64%	21.07%	18.21%	(11.78)%[6]	4.13%[6]

Ratios to Average Net Assets
Total expenses	2.28%[7]	2.24%	2.28%	2.32%	2.59%[8]	2.49%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly	2.14%[7]	2.14%	2.14%	2.14%	2.42%	2.44%

Net investment income (loss)	(0.81)%[7]	(0.25)%	(0.25)%	0.26%	(0.38)%	(0.40)%

Supplemental Data
Net assets, end of period (000)	$48,675	$58,036	$55,494	$54,332	$58,687	$19,554

Portfolio turnover rate	31%	99%	149%	122%	137%	146%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Annualized.

[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2011 the ratio would have been 2.57% . There was no financial impact to the expense ratios for the year ended September 30, 2010.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	53

Financial Highlights (concluded)	BlackRock Global Opportunities Portfolio

	Class R
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,			Period September 12, 2011[1] to September 30, 2011
		2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$13.94	$13.28	$10.99	$9.26	$9.76

Net investment income (loss)[2]	(0.03)	0.02	0.02	0.08	0.00	[3]
Net realized and unrealized gain (loss)	0.64	0.64	2.35	1.65	(0.50)[4]

Net increase (decrease) from investment operations	0.61	0.66	2.37	1.73	(0.50)

Distributions from net investment income[5]	(0.13)	—	(0.08)	(0.00)[6]	—

Net asset value, end of period	$14.42	$13.94	$13.28	$10.99	$9.26

Total Return[7]
Based on net asset value	4.47%[8]	4.97%	21.71%	18.72%	(4.83)%[8,9]

Ratios to Average Net Assets
Total expenses	1.83%[10]	1.81%[11]	1.81%[11]	1.80%[11]	1.98	%10,[11]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.72%[10]	1.72%	1.72%	1.65%	1.72%[10]

Net investment income (loss)	(0.41)%[10]	0.17%	0.18%	0.74%	0.23%[10]

Supplemental Data
Net assets, end of period (000)	$10,250	$12,483	$14,371	$14,704	$14,891

Portfolio turnover rate	31%	99%	149%	122%	137%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Includes redemption fees, which are less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]	Amount is greater than $(0.005) per share.

[7]	Where applicable, assumes the reinvestment of distributions.

[8]	Aggregate total return.

[9]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[10]	Annualized.

[11]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2013 and September 30, 2012, the ratio would have been 1.80% and 1.79%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2014 and the period ended September 30, 2011.

See Notes to Financial Statements.

54	BLACKROCK FUNDS	MARCH 31, 2015

Financial Highlights	BlackRock Health Sciences Opportunities Portfolio

	Institutional
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$50.07	$43.24	$34.62	$28.77	$28.92	$26.29

Net investment income[1]	0.05	0.09	0.20	0.15	0.02	0.06
Net realized and unrealized gain	9.86	10.94	10.82	7.26	1.23 [2]	2.57 [2]

Net increase from investment operations	9.91	11.03	11.02	7.41	1.25	2.63

Distributions from:[3]
Net investment income	(0.15)	(0.15)	(0.18)	—	(0.05)	—
Net realized gain	(3.42)	(4.05)	(2.22)	(1.56)	(1.35)	—

Total distributions	(3.57)	(4.20)	(2.40)	(1.56)	(1.40)	—

Net asset value, end of period	$56.41	$50.07	$43.24	$34.62	$28.77	$28.92

Total Return[4]
Based on net asset value	20.58%[5]	27.74%	34.07%	27.06%	4.41%[6]	10.00%[6,7]

Ratios to Average Net Assets
Total expenses	0.86%[8]	0.91%	0.94%	0.98%	1.00%	1.00%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.86%[8]	0.91%	0.94%	0.98%	1.00%	1.00%

Net investment income	0.19%[8]	0.20%	0.54%	0.47%	0.07%	0.21%

Supplemental Data
Net assets, end of period (000)	$1,518,558	$1,141,938	$748,148	$473,193	$362,292	$232,697

Portfolio turnover rate	28%	57%	94%	135%	135%	184%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	55

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Service
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$48.51	$42.02	$33.72	$28.05	$28.22	$25.74

Net investment income (loss)[1]	(0.03)	(0.04)	0.09	0.05	(0.07)	(0.03)
Net realized and unrealized gain	9.56	10.61	10.53	7.10	1.19 [2]	2.51 [2]

Net increase from investment operations	9.53	10.57	10.62	7.15	1.12	2.48

Distributions from:[3]
Net investment income	(0.01)	(0.03)	(0.10)	—	—	—
Net realized gain	(3.42)	(4.05)	(2.22)	(1.48)	(1.29)	—

Total distributions	(3.43)	(4.08)	(2.32)	(1.48)	(1.29)	—

Net asset value, end of period	$54.61	$48.51	$42.02	$33.72	$28.05	$28.22

Total Return[4]
Based on net asset value	20.42%[5]	27.36%	33.68%	26.73%	4.04%[6]	9.64%[6,7]

Ratios to Average Net Assets
Total expenses	1.15%[8]	1.21%	1.23%	1.28%	1.32%[9]	1.33%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.15%[8]	1.20%	1.23%	1.28%	1.31%	1.32%

Net investment income (loss)	(0.10)%[8]	(0.08)%	0.25%	0.18%	(0.24)%	(0.12)%

Supplemental Data
Net assets, end of period (000)	$35,983	$30,139	$23,035	$14,921	$13,478	$11,704

Portfolio turnover rate	28%	57%	94%	135%	135%	184%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[8]	Annualized.

[9]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2011 the ratio would have been 1.31%.

See Notes to Financial Statements.

56	BLACKROCK FUNDS	MARCH 31, 2015

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor A
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$48.38	$41.92	$33.64	$28.00	$28.18	$25.69

Net investment income (loss)[1]	(0.02)	(0.03)	0.09	0.05	(0.07)	(0.03)
Net realized and unrealized gain	9.53	10.57	10.51	7.07	1.19 [2]	2.52 [2]

Net increase from investment operations	9.51	10.54	10.60	7.12	1.12	2.49

Distributions from:[3]
Net investment income	(0.02)	(0.03)	(0.10)	—	—	—
Net realized gain	(3.42)	(4.05)	(2.22)	(1.48)	(1.30)	—

Total distributions	(3.44)	(4.08)	(2.32)	(1.48)	(1.30)	—

Net asset value, end of period	$54.45	$48.38	$41.92	$33.64	$28.00	$28.18

Total Return[4]
Based on net asset value	20.44%[5]	27.37%	33.73%	26.68%	4.03%[6]	9.69%[6,7]

Ratios to Average Net Assets
Total expenses	1.14%[8]	1.19%	1.22%	1.29%	1.31%	1.31%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.14%[8]	1.19%	1.21%	1.28%	1.31%	1.31%

Net investment income (loss)	(0.09)%[8]	(0.07)%	0.26%	0.17%	(0.24)%	(0.11)%

Supplemental Data
Net assets, end of period (000)	$2,799,471	$2,051,816	$1,641,026	$1,018,429	$825,046	$682,857

Portfolio turnover rate	28%	57%	94%	135%	135%	184%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	57

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor B
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$44.84	$38.99	$31.46	$26.26	$26.39	$24.25

Net investment loss[1]	(0.23)	(0.34)	(0.17)	(0.17)	(0.28)	(0.23)
Net realized and unrealized gain	8.86	9.83	9.79	6.63	1.14 [2]	2.37 [2]

Net increase from investment operations	8.63	9.49	9.62	6.46	0.86	2.14

Distributions from:[3]
Net investment income	—	—	—	—	—	—
Net realized gain	(2.91)	(3.64)	(2.09)	(1.26)	(0.99)	—

Total distributions	(2.91)	(3.64)	(2.09)	(1.26)	(0.99)	—

Net asset value, end of period	$50.56	$44.84	$38.99	$31.46	$26.26	$26.39

Total Return[4]
Based on net asset value	19.93%[5]	26.40%	32.63%	25.70%	3.27%[6]	8.82%[6,7]

Ratios to Average Net Assets
Total expenses	1.98%[8]	1.98%	2.02%	2.07%	2.06%	2.10%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.98%[8]	1.98%	2.02%	2.07%	2.06%	2.09%

Net investment loss	(0.95)%[8]	(0.85)%	(0.51)%	(0.59)%	(0.99)%	(0.88)%

Supplemental Data
Net assets, end of period (000)	$19,826	$23,321	$39,048	$40,452	$46,180	$47,855

Portfolio turnover rate	28%	57%	94%	135%	135%	184%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[8]	Annualized.

See Notes to Financial Statements.

58	BLACKROCK FUNDS	MARCH 31, 2015

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor C
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$44.36	$38.77	$31.34	$26.18	$26.37	$24.22

Net investment loss[1]	(0.19)	(0.32)	(0.16)	(0.16)	(0.27)	(0.21)
Net realized and unrealized gain	8.72	9.74	9.74	6.62	1.14 [2]	2.36 [2]

Net increase from investment operations	8.53	9.42	9.58	6.46	0.87	2.15

Distributions from:[3]
Net investment income	—	—	(0.00)[4]	—	—	—
Net realized gain	(3.17)	(3.83)	(2.15)	(1.30)	(1.06)	—

Total distributions	(3.17)	(3.83)	(2.15)	(1.30)	(1.06)	—

Net asset value, end of period	$49.72	$44.36	$38.77	$31.34	$26.18	$26.37

Total Return[5]
Based on net asset value	20.00%[6]	26.46%	32.71%	25.80%	3.32%[7]	8.88%[7,8]

Ratios to Average Net Assets
Total expenses	1.87%[9]	1.91%	1.95%	2.01%	2.02%	2.04%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.86%[9]	1.91%	1.95%	2.01%	2.02%	2.04%

Net investment loss	(0.81)%[9]	(0.80)%	(0.48)%	(0.55)%	(0.95)%	(0.83)%

Supplemental Data
Net assets, end of period (000)	$1,124,316	$822,928	$596,123	$384,910	$327,855	$285,428

Portfolio turnover rate	28%	57%	94%	135%	135%	184%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	59

Financial Highlights (concluded)	BlackRock Health Sciences Opportunities Portfolio

	Class R
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,			Period September 12, 2011[1] to September 30, 2011
		2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$47.94	$41.62	$33.46	$28.00	$28.19

Net investment loss[2]	(0.09)	(0.17)	(0.03)	(0.07)	(0.01)
Net realized and unrealized gain (loss)	9.43	10.52	10.43	7.05	(0.18)[3]

Net increase (decrease) from investment operations	9.34	10.35	10.40	6.98	(0.19)

Distributions from:[4]
Net investment income	—	—	(0.02)	—	—
Net realized gain	(3.36)	(4.03)	(2.22)	(1.52)	—

Total distributions	(3.36)	(4.03)	(2.24)	(1.52)	—

Net asset value, end of period	$53.92	$47.94	$41.62	$33.46	$28.00

Total Return[5]
Based on net asset value	20.25%[6]	27.05%	33.21%	26.17%	(0.64)%[6,7]

Ratios to Average Net Assets
Total expenses	1.43%[8]	1.49%	1.55%[9]	1.70%	1.75%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.43%[8]	1.49%	1.55%	1.68%	1.75%[8]

Net investment loss	(0.36)%[8]	(0.38)%	(0.09)%	(0.24)%	(0.82)%[8]

Supplemental Data
Net assets, end of period (000)	$119,772	$74,611	$31,319	$14,613	$9,580

Portfolio turnover rate	28%	57%	94%	135%	135%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Annualized.

[9]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2013 the ratio would have been 1.54%.

See Notes to Financial Statements.

60	BLACKROCK FUNDS	MARCH 31, 2015

Financial Highlights	BlackRock International Opportunities Portfolio

	Institutional
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$38.51	$38.58	$32.82	$28.37	$32.76	$31.36

Net investment income[1]	0.07	0.48	0.48	0.56	0.49	0.28
Net realized and unrealized gain (loss)	0.21	(0.38)	5.84	4.49	(4.52)[2]	1.58 [2]

Net increase (decrease) from investment operations	0.28	0.10	6.32	5.05	(4.03)	1.86

Distributions from:[3]
Net investment income	(0.92)	(0.07)	(0.56)	(0.60)	(0.36)	(0.46)
Net realized gain	(3.71)	(0.10)	—	—	—	—

Total distributions	(4.63)	(0.17)	(0.56)	(0.60)	(0.36)	(0.46)

Net asset value, end of period	$34.16	$38.51	$38.58	$32.82	$28.37	$32.76

Total Return[4]
Based on net asset value	1.50%[5]	0.25%	19.50%	18.08%	(12.50)%[6]	5.99%[6]

Ratios to Average Net Assets
Total expenses	1.29%[7]	1.22%	1.23%	1.29%	1.26%	1.35%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.19%[7]	1.19%	1.23%	1.29%	1.26%	1.35%

Net investment income	0.39%[7]	1.19%	1.34%	1.83%	1.41%	0.91%

Supplemental Data
Net assets, end of period (000)	$507,227	$730,062	$775,659	$798,205	$792,695	$802,167

Portfolio turnover rate	33%	138%	157%	99%	116%	116%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Annualized.

[8]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2010 the ratio would have been 1.34%

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	61

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Service
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$37.01	$37.16	$31.62	$27.34	$31.58	$30.26

Net investment income[1]	0.03	0.34	0.26	0.39	0.34	0.16
Net realized and unrealized gain (loss)	0.19	(0.34)	5.67	4.33	(4.37)[2]	1.53 [2]

Net increase (decrease) from investment operations	0.22	0.00	5.93	4.72	(4.03)	1.69

Distributions from:[3]
Net investment income	(0.82)	(0.05)	(0.39)	(0.44)	(0.21)	(0.37)
Net realized gain	(3.71)	(0.10)	—	—	—	—

Total distributions	(4.53)	(0.15)	(0.39)	(0.44)	(0.21)	(0.37)

Net asset value, end of period	$32.70	$37.01	$37.16	$31.62	$27.34	$31.58

Total Return[4]
Based on net asset value	1.38%[5]	(0.03)%	18.93%	17.48%	(12.88)%[6]	5.63%[6]

Ratios to Average Net Assets
Total expenses	1.56%[7,8]	1.51%[7]	1.71%[7]	1.90%[7]	1.66%[7]	1.72%[7]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.46%[8]	1.48%	1.71%	1.80%	1.65%	1.72%

Net investment income	0.17%[8]	0.87%	0.76%	1.31%	1.02%	0.53%

Supplemental Data
Net assets, end of period (000)	$25,368	$30,049	$40,885	$47,598	$47,846	$70,365

Portfolio turnover rate	33%	138%	157%	99%	116%	116%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2013 and September 30, 2010, the ratio would have been 1.60% and 1.69%, respectively. There was no financial impact to the expense ratios for the six months ended March 31, 2015, and the years ended September 30, 2014, September 30, 2012 and September 30, 2011.

[8]	Annualized.

See Notes to Financial Statements.

62	BLACKROCK FUNDS	MARCH 31, 2015

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Investor A
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$36.64	$36.80	$31.33	$27.10	$31.33	$30.02

Net investment income[1]	0.01	0.33	0.35	0.45	0.39	0.21
Net realized and unrealized gain (loss)	0.20	(0.34)	5.59	4.30	(4.34)[2]	1.50 [2]

Net increase (decrease) from investment operations	0.21	(0.01)	5.94	4.75	(3.95)	1.71

Distributions from:[3]
Net investment income	(0.82)	(0.05)	(0.47)	(0.52)	(0.28)	(0.40)
Net realized gain	(3.71)	(0.10)	—	—	—	—

Total distributions	(4.53)	(0.15)	(0.47)	(0.52)	(0.28)	(0.40)

Net asset value, end of period	$32.32	$36.64	$36.80	$31.33	$27.10	$31.33

Total Return[4]
Based on net asset value	1.35%[5]	(0.06)%	19.16%	17.74%	(12.77)%[6]	5.73%[6]

Ratios to Average Net Assets
Total expenses	1.61%[7,8]	1.53%	1.52%	1.57%	1.54%	1.59%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.51%[8]	1.50%	1.52%	1.57%	1.53%	1.59%

Net investment income	0.06%[8]	0.86%	1.02%	1.52%	1.16%	0.72%

Supplemental Data
Net assets, end of period (000)	$482,336	$662,683	$753,074	$692,445	$703,201	$794,034

Portfolio turnover rate	33%	138%	157%	99%	116%	116%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratio for the six months ended March 31, 2015.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	63

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Investor B
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$33.89	$34.27	$29.15	$25.18	$29.10	$27.83

Net investment income (loss)[1]	(0.11)	(0.04)	0.02	0.16	0.10	(0.05)
Net realized and unrealized gain (loss)	0.16	(0.24)	5.25	4.03	(4.01)[2]	1.42 [2]

Net increase (decrease) from investment operations	0.05	(0.28)	5.27	4.19	(3.91)	1.37

Distributions from:[3]
Net investment income	(0.55)	—	(0.15)	(0.22)	(0.01)	(0.10)
Net realized gain	(3.71)	(0.10)	—	—	—	—

Total distributions	(4.26)	(0.10)	(0.15)	(0.22)	(0.01)	(0.10)

Net asset value, end of period	$29.68	$33.89	$34.27	$29.15	$25.18	$29.10

Total Return[4]
Based on net asset value	0.91%[5]	(0.84)%	18.15%	16.72%	(13.45)%[6]	4.92%[6]

Ratios to Average Net Assets
Total expenses	2.57%[7]	2.39%	2.40%	2.41%	2.32%	2.38%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.36%[7]	2.29%	2.40%	2.41%	2.32%	2.38%

Net investment income (loss)	(0.75)%[7]	(0.12)%	0.06%	0.60%	0.34%	(0.18)%

Supplemental Data
Net assets, end of period (000)	$2,416	$3,058	$6,507	$10,813	$15,568	$25,080

Portfolio turnover rate	33%	138%	157%	99%	116%	116%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Annualized.

See Notes to Financial Statements.

64	BLACKROCK FUNDS	MARCH 31, 2015

Financial Highlights (concluded)	BlackRock International Opportunities Portfolio

	Investor C
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$33.56	$33.93	$28.91	$24.98	$28.92	$27.74

Net investment income (loss)[1]	(0.09)	0.04	0.07	0.20	0.11	(0.02)
Net realized and unrealized gain (loss)	0.16	(0.31)	5.17	3.98	(3.98)[2]	1.39 [2]

Net increase (decrease) from investment operations	0.07	(0.27)	5.24	4.18	(3.87)	1.37

Distributions from:[3]
Net investment income	(0.63)	—	(0.22)	(0.25)	(0.07)	(0.19)
Net realized gain	(3.71)	(0.10)	—	—	—	—

Total distributions	(4.34)	(0.10)	(0.22)	(0.25)	(0.07)	(0.19)

Net asset value, end of period	$29.29	$33.56	$33.93	$28.91	$24.98	$28.92

Total Return[4]
Based on net asset value	0.99%[5]	(0.82)%	18.25%	16.83%	(13.44)%[6]	4.95%[6]

Ratios to Average Net Assets
Total expenses	2.34%[7]	2.27%	2.30%	2.34%	2.31%	2.36%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.24%[7]	2.23%	2.30%	2.34%	2.31%	2.36%

Net investment income (loss)	(0.60)%[7]	0.11%	0.24%	0.73%	0.37%	(0.06)%

Supplemental Data
Net assets, end of period (000)	$114,611	$134,821	$148,136	$148,910	$169,481	$224,958

Portfolio turnover rate	33%	138%	157%	99%	116%	116%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	65

Financial Highlights	BlackRock Science & Technology Opportunities Portfolio

	Institutional
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$14.37	$12.27	$10.01	$8.61	$9.02	$7.79

Net investment loss[1]	(0.05)	(0.10)	(0.03)	(0.06)	(0.06)	(0.05)
Net realized and unrealized gain (loss)	1.81	2.20	2.29	1.46	(0.35)[2]	1.28 [2]

Net increase (decrease) from investment operations	1.76	2.10	2.26	1.40	(0.41)	1.23

Net asset value, end of period	$16.13	$14.37	$12.27	$10.01	$8.61	$9.02

Total Return[3]
Based on net asset value	12.25%[4]	17.11%	22.58%	16.26%	(4.55)%[5]	15.79%[5,6]

Ratios to Average Net Assets
Total expenses	1.31%[7,8]	1.36%	1.50%[7]	1.45%[7]	1.46%[7]	1.55%[7]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.29%[8]	1.29%	1.36%	1.39%	1.39%	1.39%

Net investment loss	(0.63)%[8]	(0.74)%	(0.34)%	(0.63)%	(0.60)%	(0.59)%

Supplemental Data
Net assets, end of period (000)	$60,261	$53,922	$36,218	$34,022	$33,982	$33,135

Portfolio turnover rate	38%	99%	86%	320%	103%	97%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 15.53%.

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2013 and September 30, 2012, the ratio would have been 1.49% and 1.44%, respectively. There was no financial impact to the expense ratios for the six months ended March 31, 2015, and the years ended September 30, 2011 and September 30, 2010.

[8]	Annualized.

See Notes to Financial Statements.

66	BLACKROCK FUNDS	MARCH 31, 2015

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Service
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$13.80	$11.81	$9.66	$8.32	$8.72	$7.56

Net investment loss[1]	(0.06)	(0.13)	(0.05)	(0.08)	(0.07)	(0.08)
Net realized and unrealized gain (loss)	1.73	2.12	2.20	1.42	(0.33)[2]	1.24 [2]

Net increase (decrease) from investment operations	1.67	1.99	2.15	1.34	(0.40)	1.16

Net asset value, end of period	$15.47	$13.80	$11.81	$9.66	$8.32	$8.72

Total Return[3]
Based on net asset value	12.10%[4]	16.85%	22.26%	16.11%	(4.59)%[5]	15.34%[5,6]

Ratios to Average Net Assets
Total expenses	1.54%[7,8]	1.50%	1.56%[7]	1.57%[7]	1.55%[7]	1.76%[7]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.54%[8]	1.46%	1.56%	1.57%	1.53%	1.74%

Net investment loss	(0.88)%[8]	(0.93)%	(0.54)%	(0.81)%	(0.74)%	(0.94)%

Supplemental Data
Net assets, end of period (000)	$1,394	$1,297	$869	$944	$851	$659

Portfolio turnover rate	38%	99%	86%	320%	103%	97%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 15.08%.

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended March 31, 2015, and the years ended September 30, 2012, September 30, 2011 and September 30, 2010, the ratio would have been 1.47%, 1.56%, 1.54% and 1.67%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2013.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	67

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Investor A
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$13.55	$11.61	$9.51	$8.21	$8.62	$7.48

Net investment loss[1]	(0.07)	(0.14)	(0.06)	(0.09)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	1.71	2.08	2.16	1.39	(0.32)[2]	1.22 [2]

Net increase (decrease) from investment operations	1.64	1.94	2.10	1.30	(0.41)	1.14

Net asset value, end of period	$15.19	$13.55	$11.61	$9.51	$8.21	$8.62

Total Return[3]
Based on net asset value	12.10%[4]	16.71%	22.08%	15.84%	(4.76)%[5]	15.24%[5,6]

Ratios to Average Net Assets
Total expenses	1.62%[7,8]	1.64%[7]	1.72%[7]	1.72%[7]	1.79%[7]	1.82%[7]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.61%[8]	1.61%	1.70%	1.71%	1.78%	1.79%

Net investment loss	(0.95)%[8]	(1.07)%	(0.67)%	(0.95)%	(0.98)%	(0.99)%

Supplemental Data
Net assets, end of period (000)	$135,404	$118,814	$97,437	$106,466	$106,632	$105,577

Portfolio turnover rate	38%	99%	86%	320%	103%	97%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 14.97%.

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended March 31, 2015, and the years ended September 30, 2014, September 30, 2012, September 30, 2011 and September 30, 2010, the ratio would have been 1.59%, 1.63%, 1.70%, 1.71% and 1.81%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2013.

[8]	Annualized.

See Notes to Financial Statements.

68	BLACKROCK FUNDS	MARCH 31, 2015

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Investor B
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$12.06	$10.42	$8.60	$7.48	$7.93	$6.94

Net investment loss[1]	(0.11)	(0.22)	(0.13)	(0.15)	(0.16)	(0.14)
Net realized and unrealized gain (loss)	1.51	1.86	1.95	1.27	(0.29)[2]	1.13 [2]

Net increase (decrease) from investment operations	1.40	1.64	1.82	1.12	(0.45)	0.99

Net asset value, end of period	$13.46	$12.06	$10.42	$8.60	$7.48	$7.93

Total Return[3]
Based on net asset value	11.61%[4]	15.74%	21.16%	14.97%	(5.68)%[5]	14.27%[5,6]

Ratios to Average Net Assets
Total expenses	2.61%[7,8]	2.42%[7]	2.50%[7]	2.52%[7]	2.67%[7]	2.70%[7]

Total expenses after fees waived and/or reimbursed and paid indirectly	2.42%[8]	2.41%	2.49%	2.52%	2.66%	2.69%

Net investment loss	(1.76)%[8]	(1.90)%	(1.47)%	(1.76)%	(1.87)%	(1.90)%

Supplemental Data
Net assets, end of period (000)	$990	$1,585	$2,275	$2,645	$3,130	$4,390

Portfolio turnover rate	38%	99%	86%	320%	103%	97%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 13.98%.

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2011 and September 30, 2010, the ratio would have been 2.44% and 2.65%, respectively. There was no financial impact to the expense ratios for the six months ended March 31, 2015, and the years ended September 30, 2014, September 30, 2013 and September 30, 2012.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	69

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Investor C
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$12.03	$10.39	$8.58	$7.47	$7.92	$6.94

Net investment loss[1]	(0.11)	(0.22)	(0.14)	(0.15)	(0.16)	(0.14)
Net realized and unrealized gain (loss)	1.50	1.86	1.95	1.26	(0.29)[2]	1.12 [2]

Net increase (decrease) from investment operations	1.39	1.64	1.81	1.11	(0.45)	0.98

Net asset value, end of period	$13.42	$12.03	$10.39	$8.58	$7.47	$7.92

Total Return[3]
Based on net asset value	11.55%[4]	15.78%	21.10%	14.86%	(5.68)%[5]	14.12%[5,6]

Ratios to Average Net Assets
Total expenses	2.45%[7,8]	2.46%[7]	2.58%[7]	2.60%[7]	2.68%[7]	2.73%[7]

Total expenses after fees waived and/or reimbursed and paid indirectly	2.45%[8]	2.44%	2.57%	2.60%	2.67%	2.71%

Net investment loss	(1.79)%[8]	(1.90)%	(1.56)%	(1.84)%	(1.88)%	(1.92)%

Supplemental Data
Net assets, end of period (000)	$36,534	$32,194	$28,234	$26,543	$27,651	$27,053

Portfolio turnover rate	38%	99%	86%	320%	103%	97%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 13.83%.

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended March 31, 2015, and the years ended September 30, 2014, September 30, 2012 and September 30, 2011, the ratio would have been 2.42%, 2.45%, 2.59%, and 2.59%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2013 and September 30, 2010.

[8]	Annualized.

See Notes to Financial Statements.

70	BLACKROCK FUNDS	MARCH 31, 2015

Financial Highlights (concluded)	BlackRock Science & Technology Opportunities Portfolio

	Class R
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$13.81	$11.86	$9.74	$8.43	$8.88	$7.72

Net investment loss[1]	(0.09)	(0.18)	(0.09)	(0.12)	(0.12)	(0.11)
Net realized and unrealized gain (loss)	1.73	2.13	2.21	1.43	(0.33)[2]	1.27 [2]

Net increase (decrease) from investment operations	1.64	1.95	2.12	1.31	(0.45)	1.16

Net asset value, end of period	$15.45	$13.81	$11.86	$9.74	$8.43	$8.88

Total Return[3]
Based on net asset value	11.88%[4]	16.44%	21.77%	15.54%	(5.07)%[5]	15.03%[5,6]

Ratios to Average Net Assets
Total expenses	1.90%[7,8]	1.91%[7]	1.97%[7]	2.00%[7]	2.00%[7]	2.10%[7]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.89%[8]	1.89%	1.93%	1.99%	2.00%	2.09%

Net investment loss	(1.23)%[8]	(1.35)%	(0.92)%	(1.23)%	(1.21)%	(1.29)%

Supplemental Data
Net assets, end of period (000)	$4,783	$4,195	$4,555	$4,329	$3,518	$2,961

Portfolio turnover rate	38%	99%	86%	320%	103%	97%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 14.77%.

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended March 31, 2015, and the years ended September 30, 2014 and September 30, 2012, the ratio would have been 1.85%, 1.89% and 1.99%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2013, September 30, 2011 and September 30, 2010.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	71

Financial Highlights	BlackRock U.S. Opportunities Portfolio

	Institutional
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$42.91	$45.82	$36.42	$33.86	$36.94	$32.20

Net investment income (loss)[1]	0.04	(0.07)	0.11	0.19	0.05	0.04
Net realized and unrealized gain (loss)	4.61	6.49	10.41	6.31	(2.44)[2]	4.77 [2]

Net increase (decrease) from investment operations	4.65	6.42	10.52	6.50	(2.39)	4.81

Distributions from:[3]
Net investment income	—	—	(0.33)	—	—	(0.07)
Net realized gains	(6.18)	(9.33)	(0.79)	(3.94)	(0.69)	—

Total distributions	(6.18)	(9.33)	(1.12)	(3.94)	(0.69)	(0.07)

Net asset value, end of period	$41.38	$42.91	$45.82	$36.42	$33.86	$36.94

Total Return[4]
Based on net asset value	12.16%[5]	16.28%	29.79%	20.40%	(6.75)%[6]	14.96%[6,7]

Ratios to Average Net Assets
Total expenses	1.33%[8]	1.34%[9]	1.37%	1.30%	1.36%	1.30%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.91%[8]	0.94%	1.01%	1.03%	1.03%	1.03%

Net investment income (loss)	0.19%[8]	(0.17)%	0.28%	0.52%	0.12%	0.13%

Supplemental Data
Net assets, end of period (000)	$918,605	$732,297	$676,540	$1,294,928	$1,905,254	$1,588,509

Portfolio turnover rate	27%	66%	82%	106%	120%	123%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[8]	Annualized.

[9]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratio.

See Notes to Financial Statements.

72	BLACKROCK FUNDS	MARCH 31, 2015

Financial Highlights (continued)	BlackRock U.S. Opportunities Portfolio

	Service
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$40.51	$43.72	$34.71	$32.44	$35.40	$30.93

Net investment income (loss)[1]	(0.07)	(0.23)	(0.09)	0.02	(0.12)	(0.11)
Net realized and unrealized gain (loss)	4.41	6.16	9.98	6.03	(2.34)[2]	4.58 [2]

Net increase (decrease) from investment operations	4.34	5.93	9.89	6.05	(2.46)	4.47

Distributions from:[3]
Net investment income	—	—	(0.09)	—	—	—
Net realized gains	(5.49)	(9.14)	(0.79)	(3.78)	(0.50)	—

Total distributions	(5.49)	(9.14)	(0.88)	(3.78)	(0.50)	—

Net asset value, end of period	$39.36	$40.51	$43.72	$34.71	$32.44	$35.40

Total Return[4]
Based on net asset value	11.93%[5]	15.82%	29.26%	19.80%	(7.16)%[6]	14.45%[6,7]

Ratios to Average Net Assets
Total expenses	1.69%[8]	1.59%[9]	1.61%	1.62%	1.57%[9]	1.60%[9]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.31%[8]	1.34%	1.45%	1.51%	1.46%	1.48%

Net investment income (loss)	(0.34)%[8]	(0.57)%	(0.22)%	0.05%	(0.30)%	(0.34)%

Supplemental Data
Net assets, end of period (000)	$32,154	$140,498	$155,414	$159,939	$183,604	$235,926

Portfolio turnover rate	27%	66%	82%	106%	120%	123%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[8]	Annualized.

[9]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratio.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	73

Financial Highlights (continued)	BlackRock U.S. Opportunities Portfolio

	Investor A
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$39.96	$43.23	$34.30	$32.08	$35.02	$30.61

Net investment income (loss)[1]	(0.04)	(0.23)	(0.09)	0.01	(0.13)	(0.12)
Net realized and unrealized gain (loss)	4.27	6.09	9.86	5.97	(2.31)[2]	4.53 [2]

Net increase (decrease) from investment operations	4.23	5.86	9.77	5.98	(2.44)	4.41

Distributions from:[3]
Net investment income	—	—	(0.05)	—	—	—
Net realized gains	(6.00)	(9.13)	(0.79)	(3.76)	(0.50)	—

Total distributions	(6.00)	(9.13)	(0.84)	(3.76)	(0.50)	—

Net asset value, end of period	$38.19	$39.96	$43.23	$34.30	$32.08	$35.02

Total Return[4]
Based on net asset value	11.93%[5]	15.83%	29.19%	19.82%	(7.19)%[6]	14.41%[6,7]

Ratios to Average Net Assets
Total expenses	1.63%[8,9]	1.61%[8]	1.63%[8]	1.62%[8]	1.59%	1.64%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.31%[9]	1.34%	1.47%	1.51%	1.49%	1.51%

Net investment income (loss)	(0.23)%[9]	(0.58)%	(0.23)%	0.03%	(0.34)%	(0.37)%

Supplemental Data
Net assets, end of period (000)	$434,900	$423,779	$512,224	$610,343	$888,293	$1,158,626

Portfolio turnover rate	27%	66%	82%	106%	120%	123%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended March 31, 2015, and the year ended September 30, 2014, the ratio would have been 1.62% and 1.60%, respectively. There was no financial impact to the expense ratios for the years ended, September 30, 2013, September 30, 2012 and September 30, 2010.

[9]	Annualized.

See Notes to Financial Statements.

74	BLACKROCK FUNDS	MARCH 31, 2015

Financial Highlights (continued)	BlackRock U.S. Opportunities Portfolio

	Investor B
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$34.37	$38.39	$30.72	$29.11	$31.96	$28.16

Net investment loss[1]	(0.17)	(0.48)	(0.35)	(0.23)	(0.40)	(0.35)
Net realized and unrealized gain (loss)	3.62	5.31	8.79	5.39	(2.06)[2]	4.15 [2]

Net increase (decrease) from investment operations	3.45	4.83	8.44	5.16	(2.46)	3.80

Distributions from net realized gains[3]	(5.70)	(8.85)	(0.77)	(3.55)	(0.39)	—

Net asset value, end of period	$32.12	$34.37	$38.39	$30.72	$29.11	$31.96

Total Return[4]
Based on net asset value	11.50%[5]	14.90%	28.19%	18.87%	(7.90)%[6]	13.49%[6,7]

Ratios to Average Net Assets
Total expenses	2.40%[8]	2.39%[9]	2.43%[9]	2.42%[9]	2.39%[9]	2.44%[9]

Total expenses after fees waived and/or reimbursed and paid indirectly	2.10%[8]	2.14%	2.26%	2.30%	2.28%	2.30%

Net investment loss	(1.03)%[8]	(1.37)%	(1.04)%	(0.74)%	(1.12)%	(1.18)%

Supplemental Data
Net assets, end of period (000)	$10,182	$10,935	$13,107	$12,833	$15,047	$20,255

Portfolio turnover rate	27%	66%	82%	106%	120%	123%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[8]	Annualized.

[9]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014, September 30, 2013 and September 30, 2011, the ratio would have been 2.37%, 2.42% and 2.37%, respectively. There was no financial impact to the expense ratios for the six months ended March 31, 2015, and the years ended September 30, 2012 and September 30, 2010.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2015	75

Financial Highlights (concluded)	BlackRock U.S. Opportunities Portfolio

	Investor C
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$34.43	$38.44	$30.75	$29.11	$31.95	$28.14

Net investment loss[1]	(0.16)	(0.46)	(0.33)	(0.21)	(0.38)	(0.33)
Net realized and unrealized gain (loss)	3.62	5.32	8.79	5.39	(2.07)[2]	4.14 [2]

Net increase (decrease) from investment operations	3.46	4.86	8.46	5.18	(2.45)	3.81

Distributions from net realized gains[3]	(5.77)	(8.87)	(0.77)	(3.54)	(0.39)	—

Net asset value, end of period	$32.12	$34.43	$38.44	$30.75	$29.11	$31.95

Total Return[4]
Based on net asset value	11.51%[5]	14.97%	28.22%	18.94%	(7.87)%[6]	13.54%[6,7]

Ratios to Average Net Assets
Total expenses	2.33%[8]	2.33%[9]	2.38%	2.35%	2.34%[9]	2.39%[9]

Total expenses after fees waived and/or reimbursed and paid indirectly	2.07%[8]	2.09%	2.22%	2.25%	2.24%	2.27%

Net investment loss	(0.98)%[8]	(1.32)%	(0.98)%	(0.69)%	(1.08)%	(1.12)%

Supplemental Data
Net assets, end of period (000)	$225,383	$211,493	$212,162	$226,350	$282,586	$334,958

Portfolio turnover rate	27%	66%	82%	106%	120%	123%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[8]	Annualized.

[9]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014, September 30, 2011 and September 30, 2010, the ratio would have been 2.32%, 2.33% and 2.38%, respectively.

See Notes to Financial Statements.

76	BLACKROCK FUNDS	MARCH 31, 2015

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Global Opportunities Portfolio	(“Global Opportunities”)	Diversified
BlackRock Health Sciences Opportunities Portfolio	(“Health Sciences Opportunities”)	Non-diversified
BlackRock International Opportunities Portfolio	(“International Opportunities”)	Diversified
BlackRock Science & Technology Opportunities Portfolio	(“Science & Technology Opportunities”)	Diversified
BlackRock U.S. Opportunities Portfolio	(“U.S. Opportunities”)	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Service Shares are sold only to certain eligible investors. Investor B Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”)(generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

BLACKROCK FUNDS	MARCH 31, 2015	77

Notes to Financial Statements (continued)

The Funds value their investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.
Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, each Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts and options written) that would be “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of a Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital

78	BLACKROCK FUNDS	MARCH 31, 2015

Notes to Financial Statements (continued)

gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Preferred Stock: Each Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of March 31, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

BLACKROCK FUNDS	MARCH 31, 2015	79

Notes to Financial Statements (continued)

As of March 31, 2015 the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Global Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co	$1,385,514	$(1,385,514)	—
JP Morgan Securities LLC	558,261	(558,261)	—
Morgan Stanley	3,490	(3,490)	—

Total	$1,947,265	$(1,947,265)	—

Health Sciences Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$379,245	$(379,245)	—
Goldman Sachs & Co	3,878,744	(3,878,744)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc	1,324,016	(1,324,016)	—
Morgan Stanley	1,461,500	(1,461,500)	—

Total	$7,043,505	$(7,043,505)	—

International Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co	$1,334,135	$(1,334,135)	—

Science & Technology Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Merrill Lynch, Pierce, Fenner & Smith, Inc	$24,817	$(24,817)	—

U.S. Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co	$4,219,857	$(4,219,857)	—
Morgan Stanley	210,173	(210,173)	—

Total	$4,430,030	$(4,430,030)	—

[1]

Collateral with a value of $1,974,042, $7,494,299, $1,430,717, $26,200 and $4,470,214 has been received in connection with securities lending agreements for Global Opportunities, Health Sciences Opportunities, International Opportunities, Science & Technology Opportunities and U.S. Opportunities, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically manage their exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

80	BLACKROCK FUNDS	MARCH 31, 2015

Notes to Financial Statements (continued)

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk) and/or in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

For the six months ended March 31, 2015, transactions in options written were as follows:

	Health Sciences Opportunities
	Puts
	Contracts	Premiums Received

Outstanding options, beginning of period	—	—
Options written	2,736	$624,562
Options expired	(1,530)	(285,157)

Outstanding options, end of period	1,206	$339,405

	Science & Technology Opportunities
	Calls
	Contracts	Premiums Received

Outstanding options, beginning of period	—	—
Options written	2,967	$314,897
Options closed	(536)	(58,753)

Outstanding options, end of period	2,431	$256,144

As of March 31, 2015, the value of Science & Technology Opportunities securities subject to covered call options written was $17,064,741.

BLACKROCK FUNDS	MARCH 31, 2015	81

Notes to Financial Statements (continued)

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2015
		Global Opportunities		Health Sciences Opportunities
		Value
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	$1,178,015	$940,698	$17,983,614	$8,136,893

Equity contracts	Options written at value	—	—	—	144,838

Total		$1,178,015	$940,698	$17,983,614	$8,281,731

Fair Values of Derivative Financial Instruments as of March 31, 2015
		International Opportunities		Science & Technology Opportunities
		Value
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	$12,130,410	$13,301,833	$154,316	$58,027

Equity contracts	Options written at value	—	—	—	183,462

Total		$12,130,410	$13,301,833	$154,316	$241,489

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended March 31, 2015
	Net Realized Gain (Loss) from		Net Change in Unrealized Appreciation/Depreciation on
	Global Opportunities	Health Sciences Opportunities	Global Opportunities	Health Sciences Opportunities
Foreign currency exchange contracts:
Foreign currency transactions/translations	$1,760,137	$5,081,351	$(772,843)	$(460,506)
Equity contracts:
Options	—	285,157	—	194,567
Total	$1,760,137	$5,366,508	$(772,843)	$(265,939)

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended March 31, 2015
	Net Realized Gain (Loss) from		Net Change in Unrealized Appreciation/Depreciation on
	International Opportunities	Science & Technology Opportunities	International Opportunities	Science & Technology Opportunities
Foreign currency exchange contracts:
Foreign currency transactions/translations	$7,508,920	$361,748	$(9,828,980)	$(357,053)
Equity contracts:
Options	—	41,146	—	72,682
Total	$7,508,920	$402,894	$(9,828,980)	$(284,371)

For the six months ended March 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:
	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$31,217,559	$241,284,843	$351,255,505	$13,016,287
Average amounts sold - in USD	$23,594,510	$53,111,463	$360,518,316	$2,119,038
Options:
Average notional value of option contracts written	—	$72,419	—	$91,731

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

82	BLACKROCK FUNDS	MARCH 31, 2015

Notes to Financial Statements (continued)

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange-traded purchased options, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause a Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from its counterparties are not fully collateralized, the Funds bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of its agreement with such counterparty, the Funds bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

As of March 31, 2015, the Funds’ derivative assets and liabilities (by type) are as follows:

	Global Opportunities		Health Sciences Opportunities
	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts.	$1,178,015	$940,698	$17,983,614	$8,136,893
Options	—	—	—	144,838
Total derivative assets and liabilities in the Statements of Assets and Liabilities.	$1,178,015	$940,698	$17,983,614	$8,281,731
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—	—	(144,838)
Total derivative assets and liabilities subject to an MNA	$1,178,015	$940,698	$17,983,614	$8,136,893

BLACKROCK FUNDS	MARCH 31, 2015	83

Notes to Financial Statements (continued)

	International		Science & Technology
	Opportunities		Opportunities
	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts.	$12,130,410	$13,301,833	$154,316	$58,027
Options	—	—	—	183,462
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$12,130,410	$13,301,833	$154,316	$241,489
Derivatives not subject to an MNA	—	—	—	(183,462)
Total derivative assets and liabilities subject to an MNA	$12,130,410	$13,301,833	$154,316	$58,027

As of March 31, 2015, the following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Funds:

Global Opportunities
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
The Bank of New York Mellon	$2,018	$(2,018)	—	—	—
BNP Paribas S.A	9,458	(9,458)	—	—	—
Citibank N.A	1,188	(1,188)	—	—	—
Goldman Sachs International	672,940	(138,737)	—	—	$534,203
HSBC Bank PLC	48,657	—	—	—	48,657
Morgan Stanley Capital Services LLC	226,951	(225,343)	—	—	1,608
Royal Bank of Canada	85,740	(85,740)	—	—	—
State Street Bank and Trust Co	72,033	(6,014)	—	—	66,019
TD Securities, Inc	25,181	(25,181)	—	—	—
UBS AG	33,849	(33,849)	—	—	—

Total	$1,178,015	$(527,528)	—	—	$650,487

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A	$2,026	—	—	—	$2,026
The Bank of New York Mellon	19,167	$(2,018)	—	—	17,149
BNP Paribas S.A	105,363	(9,458)	—	—	95,905
Citibank N.A	91,934	(1,188)	—	—	90,746
Deutsche Bank AG	18,304	—	—	—	18,304
Goldman Sachs International	138,737	(138,737)	—	—	—
JPMorgan Chase Bank N.A	13,741	—	—	—	13,741
Morgan Stanley Capital Services LLC	225,343	(225,343)	—	—	—
Royal Bank of Canada	179,679	(85,740)	—	—	93,939
State Street Bank and Trust Co	6,014	(6,014)	—	—	—
TD Securities, Inc	98,891	(25,181)	—	—	73,710
UBS AG	41,499	(33,849)	—	—	7,650

Total	$940,698	$(527,528)	—	—	$413,170

Health Sciences Opportunities
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A	$94,275	—	—	—	$94,275
Deutsche Bank AG	1,241,890	$(1,241,890)	—	—	—
Goldman Sachs Bank USA	119,318	—	—	—	119,318
Morgan Stanley Capital Services LLC	14,664,894	—	—	—	14,664,894
Royal Bank of Canada	1,725,016	—	—	—	1,725,016
Royal Bank of Scotland PLC	3,481	—	—	—	3,481
UBS AG	134,740	(134,740)	—	—	—

Total	$17,983,614	$(1,376,630)	—	—	$16,606,984

84	BLACKROCK FUNDS	MARCH 31, 2015

Notes to Financial Statements (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Deutsche Bank AG	$7,299,309	$(1,241,890)	—	—	$6,057,419
JPMorgan Chase Bank N.A	67,622	—	—	—	67,622
UBS AG	769,962	(134,740)	—	—	635,222

Total	$8,136,893	$(1,376,630)	—	—	$6,760,263

International Opportunities
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A	$1,366,193	$(251,034)	—	—	$1,115,159
The Bank of New York Mellon	173,025	(69,092)	—	—	103,933
Barclays Bank PLC	121,288	—	—	—	121,288
BNP Paribas S.A	67,070	(67,070)	—	—	—
Citibank N.A	116,935	(116,935)	—	—	—
Deutsche Bank AG	133,180	(133,180)	—	—	—
Goldman Sachs International	6,320,754	(3,192,998)	—	—	3,127,756
JPMorgan Chase Bank N.A	351,223	—	—	—	351,223
Morgan Stanley Capital Services LLC	1,906,175	(1,906,175)	—	—	—
Royal Bank of Canada	941,566	—	—	—	941,566
Royal Bank of Scotland PLC	24,388	(24,388)	—	—	—
State Street Bank and Trust Co	203,616	(203,616)	—	—	—
TD Securities, Inc	113,061	(113,061)	—	—	—
UBS AG	291,936	—	—	—	291,936

Total	$12,130,410	$(6,077,549)	—	—	$6,052,861

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A	$251,034	$(251,034)	—	—	—
The Bank of New York Mellon	69,092	(69,092)	—	—	—
BNP Paribas S.A	256,141	(67,070)	—	—	$189,071
Citibank N.A	1,047,536	(116,935)	—	—	930,601
Deutsche Bank AG	3,470,832	(133,180)	—	—	3,337,652
Goldman Sachs International	3,192,998	(3,192,998)	—	—	—
HSBC Bank PLC	703,266	—	—	—	703,266
Morgan Stanley Capital Services LLC	2,284,600	(1,906,175)	—	—	378,425
Royal Bank of Scotland PLC	64,504	(24,388)	—	—	40,116
State Street Bank and Trust Co	1,182,585	(203,616)	—	—	978,969
TD Securities, Inc	779,245	(113,061)	—	—	666,184

Total	$13,301,833	$(6,077,549)	—	—	$7,224,284

Science & Technology Opportunities
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Citibank N.A	$32	—	—	—	$32
Goldman Sachs Bank USA	101	—	—	—	101
Goldman Sachs International	57,362	—	—	—	57,362
Morgan Stanley Capital Services LLC	84,467	—	—	—	84,467
TD Securities, Inc	12,354	—	—	—	12,354

Total	$154,316	—	—	—	$154,316

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
HSBC Bank PLC	$58,027	—	—	—	$58,027

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

BLACKROCK FUNDS	MARCH 31, 2015	85

Notes to Financial Statements (continued)

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	First $1 Billion	$1 Billion - $2 Billion	$2 Billion - $3 Billion	Greater than $3 Billion
Global Opportunities and Science & Technology Opportunities	0.900%	0.850%	0.800%	0.750%
Health Sciences Opportunities	0.750%	0.700%	0.675%	0.650%
International Opportunities	1.000%	0.950%	0.900%	0.850%
U.S. Opportunities	1.100%	1.050%	1.025%	1.000%

Effective June 1, 2014, the Manager has contractually agreed to waive 0.10% of International Opportunities investment advisory fee until February 1, 2016. For the six months ended March 31, 2015, the amount waived was $654,478.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by the Manager in the Statements of Operations. For the six months ended March 31, 2015, the amounts waived were as follows:

Global Opportunities	$1,078
Health Sciences Opportunities	$39,085
International Opportunities	$2,364
Science & Technology Opportunities	$1,088
U.S. Opportunities	$13,754

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%	0.75%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related servicesto Service, Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended March 31, 2015, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	—	$232,809	$8,150	$247,315	$27,604	$515,878
Health Sciences Opportunities	$41,811	$3,011,302	$107,617	$4,798,903	$236,790	$8,196,423
International Opportunities	$34,978	$703,954	$13,292	$603,683	—	$1,355,907
Science & Technology Opportunities	$1,672	$157,912	$5,385	$170,067	$10,874	$345,910
U.S. Opportunities	$86,194	$537,749	$51,993	$1,076,871	—	$1,752,807

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2015, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Total
Health Sciences Opportunities	$247	$87	$290	$48	$672
International Opportunities	$101,964	$1,115	$6,369	—	$109,448
Science & Technology Opportunities	$6	—	$2,101	—	$2,107
U.S. Opportunities	$43,217	$53	$4,834	—	$48,104

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For

86	BLACKROCK FUNDS	MARCH 31, 2015

Notes to Financial Statements (continued)

the six months ended March 31, 2015, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$1,849	—	$4,501	$280	$747	$31	$7,408
Health Sciences Opportunities	$7,888	$92	$35,001	$1,622	$9,000	$446	$54,049
International Opportunities	$2,262	$69	$10,273	$314	$2,363	—	$15,281
Science & Technology Opportunities	$4,293	$11	$5,138	$144	$1,543	$24	$11,153
U.S. Opportunities	$828	$235	$9,628	$423	$1,508	—	$12,622

For the six months ended March 31, 2015, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$38,790	—	$141,416	$4,172	$46,191	$13,560	$244,129
Health Sciences Opportunities	$548,125	$19,620	$1,409,678	$21,080	$422,175	$68,375	$2,489,053
International Opportunities	$462,990	$24,680	$650,704	$5,825	$121,878	—	$1,266,077
Science & Technology Opportunities	$59,199	$797	$150,991	$2,721	$54,788	$5,401	$273,897
U.S. Opportunities	$558,792	$84,583	$390,590	$10,582	$147,538	—	$1,192,085

Effective January 1, 2015, the Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Funds. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million.	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

Prior to January 1, 2015, BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager acted as co-administrators for the Funds. For these services, the co-administrators received an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, was paid at the annual rates shown below. In addition, each of the share classes was charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million.	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

For the six months ended March 31, 2015, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

Global Opportunities	$104,265
Health Sciences Opportunities	$1,314,847
International Opportunities	$409,226
Science & Technology Opportunities	$73,516
U.S. Opportunities	$503,909

BLACKROCK FUNDS	MARCH 31, 2015	87

Notes to Financial Statements (continued)

For the six months ended March 31, 2015, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$7,260	—	$20,988	$186	$5,578	$1,257	$35,269
Health Sciences Opportunities	$123,189	$3,749	$194,197	$2,437	$97,362	$10,534	$431,468
International Opportunities	$64,066	$3,171	$61,173	$303	$13,670	—	$142,383
Science & Technology Opportunities	$6,409	$151	$14,177	$122	$3,817	$489	$25,165
U.S. Opportunities	$85,741	$8,229	$48,464	$1,175	$24,229	—	$167,838

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived – class specific in the Statements of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Institutional	1.06%	N/A	1.24%	1.29%	0.91%
Service	1.70%[2]	N/A	1.52%	1.61%	1.31%
Investor A	1.33%	N/A	1.52%	1.61%	1.31%
Investor B	2.18%	N/A	2.36%	2.42%	2.10%
Investor C	2.14%	N/A	2.29%	2.49%	2.07%
Class R	1.72%	1.81%[1]	2.13%[2]	1.89%	2.19%[2]

[1]	The contractual expense limitation expired on January 31, 2015.

[2]	There were no shares outstanding as of March 31, 2015.

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2016, unless approved by the Board, including a majority of the independent Trustees.

These amounts waived or reimbursed, are included in fees waived by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended March 31, 2015, the amounts included in fees waived by the Manager were as follows:

Global Opportunities	$14,124
U.S. Opportunities	$2,008,659

Class specific expense waivers and reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$7,260	—	$20,988	$186	$5,578	$1,257	$35,269
International Opportunities	—	—	$14,934	$303	—	—	$15,237
Science & Technology Opportunities	$3,785	—	$2,835	$106	$16	$79	$6,821
U.S. Opportunities	$85,741	$8,229	$41,608	$1,098	$4,834	—	$141,510
Transfer Agent Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$1,849	—	$4,501	$280	$747	$31	$7,408
International Opportunities	—	—	$1,308	$294	—	—	$1,602
Science & Technology Opportunities	$1,157	—	$362	$123	—	$3	$1,645
U.S. Opportunities	$828	$235	$8,172	$334	—	—	$9,569
Transfer Agent Fees Reimbursed	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$36,717	—	$117,852	$2,897	$25,971	$4,496	$187,933
International Opportunities	—	—	$845	$831	—	—	$1,676
Science & Technology Opportunities	$426	—	$169	$790	—	$17	$1,402
U.S. Opportunities	$557,944	$33,011	$71,379	$536	—	—	$662,870

88	BLACKROCK FUNDS	MARCH 31, 2015

Notes to Financial Statements (continued)

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2015, the Manager recouped the following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
International Opportunities	—	$213	$1,462	—	—	—	$1,675
Science & Technology Opportunities	$472	$449	$16,815	$10	$4,669	$1,007	$23,422
U.S. Opportunities	—	—	$4,586	—	$4,679	—	$9,265

On March 31, 2015, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2015	2016	2017
Global Opportunities
Fund Level	$14,155	$6,998	$14,124
Institutional	$91,262	$86,621	$45,826
Investor A	$293,364	$267,938	$143,341
Investor B	$359	$858	$3,363
Investor C	$73,264	$53,906	$32,296
Class R	$12,010	$12,490	$5,784
International Opportunities
Fund Level	—	—	$654,478
Investor A	—	—	$17,087
Investor B	—	—	$1,428
Science & Technology Opportunities
Institutional	$42,884	$32,859	$5,368
Investor A	—	$21,780	$3,366
Investor B	—	$314	$1,019
Investor C	—	—	$16
Class R	—	$420	$99
U.S. Opportunities
Fund Level	$2,794,164	$3,593,356	$2,008,659
Institutional	$1,866,300	$1,207,231	$644,513
Service	$414	$38,565	$41,475
Investor A	$866	$171,493	$121,159
Investor B	$180	$2,743	$1,968
Investor C	—	$11,666	$4,834

For the six months ended March 31, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Global Opportunities	$1,509
Health Sciences Opportunities	$312,918
International Opportunities	$13,200
Science & Technology Opportunities	$8,428
U.S. Opportunities	$21,689

BLACKROCK FUNDS	MARCH 31, 2015	89

Notes to Financial Statements (continued)

For the six months ended March 31, 2015, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
Global Opportunities	$122	$5	$2,949
Health Sciences Opportunities	$2,326	$210	$54,250
International Opportunities	$2,922	$74	$8,273
Science & Technology Opportunities	$112	$7	$1,974
U.S. Opportunities	$2,572	$473	$2,749

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended March 31, 2015, each Fund paid BIM the following amounts for securities lending agent services:

Global Opportunities	$7,899
Health Sciences Opportunities	$11,167
International Opportunities	$19,135
Science & Technology Opportunities	$3,147
U.S. Opportunities	$20,479

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the six months ended March 31, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Global Opportunities	Health Sciences Opportunities
Purchases	—	$28,085,450
Sales	$2,155,830	$8,112,260

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2015, were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Purchases	$96,492,632	$1,864,828,161	$427,327,513	$91,884,122	$421,843,093
Sales	$118,791,160	$1,346,630,777	$853,013,535	$85,629,706	$470,975,443

90	BLACKROCK FUNDS	MARCH 31, 2015

Notes to Financial Statements (continued)

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended September 30, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of September 30, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Global Opportunities	Science & Technology Opportunities
2015	—	$12,880,909
2017	$83,723,600	4,448,928
2018	9,946,168	—
2019	—	783,208
Total	$93,669,768	$18,113,045

As of March 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Tax cost	$265,807,836	$3,829,519,668	$984,340,149	$170,431,768	$1,170,549,140

Gross unrealized appreciation	$54,504,028	$1,792,821,009	$159,752,130	$72,693,909	$470,945,897
Gross unrealized depreciation	(9,429,667)	(14,334,435)	(34,785,019)	(3,605,698)	(24,263,077)

Net unrealized appreciation	$45,074,361	$1,778,486,574	$124,967,111	$69,088,211	$446,682,820

8. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Funds, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Funds, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2015, the Funds did not borrow under the credit agreement.

BLACKROCK FUNDS	MARCH 31, 2015	91

Notes to Financial Statements (continued)

9. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Global Opportunities and International Opportunities invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of Global Opportunities’ and International Opportunities’ investments.

As of March 31, 2015, Health Sciences Opportunities invested a significant portion of its assets in securities in the health care sector. Changes in economic conditions affecting such sector would have a greater impact on Health Sciences Opportunities and could affect the value, income and/or liquidity of positions in such securities.

As of March 31, 2015, Science & Technology Opportunities invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on Science & Technology Opportunities and could affect the value, income and/or liquidity of positions in such securities.

Global Opportunities and International Opportunities invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

As of March 31, 2015, the Funds listed below had the following industry classifications:

Industry	Global Opportunities	International Opportunities
Pharmaceuticals	9%	15%
Banks	9	9
Internet Software & Services	8	—
Oil, Gas & Consumable Fuels	7	6
Machinery	—	5
Other[1]	67	65

[1]	All other industries held were each less than 5% of long-term investments.

92	BLACKROCK FUNDS	MARCH 31, 2015

Notes to Financial Statements (continued)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
Global Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	659,151	$9,378,539	559,973	$8,067,694
Shares issued in reinvestment of distributions	73,078	999,712	—	—
Shares redeemed	(570,316)	(8,008,409)	(927,126)	(13,279,874)

Net increase (decrease)	161,913	$2,369,842	(367,153)	$(5,212,180)

Investor A
Shares sold and automatic conversion of shares	375,276	$5,247,459	1,174,324	$16,846,920
Shares issued in reinvestment of distributions	173,048	2,348,269	—	—
Shares redeemed	(1,275,444)	(17,864,810)	(2,722,327)	(38,978,663)

Net decrease	(727,120)	$(10,269,082)	(1,548,003)	$(22,131,743)

Investor B
Shares sold	328	$4,709	4,031	$54,489
Shares redeemed and automatic conversion of shares	(38,360)	(518,180)	(191,601)	(2,656,037)

Net decrease	(38,032)	$(513,471)	(187,570)	$(2,601,548)

Investor C
Shares sold	80,095	$1,078,910	253,192	$3,506,834
Shares issued in reinvestment of distributions	19,855	261,485	—	—
Shares redeemed	(457,087)	(6,181,066)	(711,580)	(9,849,263)

Net decrease	(357,137)	$(4,840,671)	(458,388)	$(6,342,429)

Class R
Shares sold	87,564	$1,224,702	255,598	$3,633,694
Shares issued in reinvestment of distributions	8,103	109,637	—	—
Shares redeemed	(279,912)	(3,854,157)	(442,796)	(6,291,109)

Net decrease	(184,245)	$(2,519,818)	(187,198)	$(2,657,415)

Total Net Decrease	(1,144,621)	$(15,773,200)	(2,748,312)	$(38,945,315)

BLACKROCK FUNDS	MARCH 31, 2015	93

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
Health Sciences Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,257,640	$280,344,724	7,644,570	$351,072,043
Shares issued in reinvestment of distributions	1,580,160	80,367,006	1,752,835	71,375,071
Shares redeemed	(2,726,866)	(144,116,925)	(3,893,043)	(175,249,757)

Net increase	4,110,934	$216,594,805	5,504,362	$247,197,357

Service
Shares sold	126,228	$6,526,606	256,116	$11,207,546
Shares issued in reinvestment of distributions	44,544	2,194,689	58,067	2,296,543
Shares redeemed	(133,093)	(6,841,007)	(241,136)	(10,553,404)

Net increase	37,679	$1,880,288	73,047	$2,950,685

Investor A
Shares sold and automatic conversion of shares	11,361,475	$584,377,973	14,209,197	$623,988,278
Shares issued in reinvestment of distributions	3,077,194	151,182,544	4,007,405	158,051,325
Shares redeemed	(5,430,620)	(277,846,986)	(14,958,299)	(651,906,905)

Net increase	9,008,049	$457,713,531	3,258,303	$130,132,698

Investor B
Shares sold	8,785	$422,735	23,020	$924,810
Shares issued in reinvestment of distributions	27,405	1,253,222	87,259	3,209,380
Shares redeemed and automatic conversion of shares	(164,086)	(7,670,219)	(591,665)	(23,846,033)

Net decrease	(127,896)	$(5,994,262)	(481,386)	$(19,711,843)

Investor C
Shares sold	4,132,563	$195,112,794	4,155,253	$168,011,937
Shares issued in reinvestment of distributions	1,315,606	59,149,656	1,589,322	57,803,090
Shares redeemed	(1,384,730)	(64,933,720)	(2,570,701)	(103,456,988)

Net increase	4,063,439	$189,328,730	3,173,874	$122,358,039

Class R
Shares sold	798,011	$40,598,680	1,080,547	$47,107,098
Shares issued in reinvestment of distributions	119,635	5,825,014	94,950	3,718,232
Shares redeemed	(252,722)	(12,651,324)	(371,441)	(16,109,254)

Net increase	664,924	$33,772,370	804,056	$34,716,076

Total Net Increase	17,757,129	$893,295,462	12,332,256	$517,643,012

94	BLACKROCK FUNDS	MARCH 31, 2015

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
International Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,697,612	$57,277,743	6,167,293	$249,506,958
Shares issued in reinvestment of distributions	2,003,498	64,292,313	77,908	3,096,054
Shares redeemed	(7,811,584)	(274,681,544)	(7,391,101)	(300,896,765)

Net decrease	(4,110,474)	$(153,111,488)	(1,145,900)	$(48,293,753)

Service
Shares sold	160,431	$5,372,384	198,084	$7,714,316
Shares issued in reinvestment of distributions	116,696	3,586,080	3,882	148,540
Shares redeemed	(313,269)	(10,246,966)	(490,070)	(19,061,712)

Net decrease	(36,142)	$(1,288,502)	(288,104)	$(11,198,856)

Investor A
Shares sold and automatic conversion of shares	1,574,163	$51,278,104	5,068,943	$197,126,704
Shares issued in reinvestment of distributions	2,461,235	74,796,935	74,728	2,832,191
Shares redeemed	(7,198,520)	(231,452,565)	(7,519,102)	(289,257,711)

Net decrease	(3,163,122)	$(105,377,526)	(2,375,431)	$(89,298,816)

Investor B
Shares sold	1,218	$40,075	3,750	$135,739
Shares issued in reinvestment of distributions	12,504	349,877	389	13,713
Shares redeemed and automatic conversion of shares	(22,521)	(670,111)	(103,778)	(3,745,813)

Net decrease	(8,799)	$(280,159)	(99,639)	$(3,596,361)

Investor C
Shares sold	160,889	$4,792,194	573,025	$20,482,057
Shares issued in reinvestment of distributions	565,596	15,610,427	11,153	389,466
Shares redeemed	(830,492)	(24,634,632)	(933,331)	(33,169,436)

Net decrease	(104,007)	$(4,232,011)	(349,153)	$(12,297,913)

Total Net Decrease	(7,422,544)	$(264,289,686)	(4,258,227)	$(164,685,699)

BLACKROCK FUNDS	MARCH 31, 2015	95

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
Science & Technology Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	433,391	$6,625,000	1,532,531	$21,948,213
Shares redeemed	(449,425)	(6,885,238)	(730,845)	(10,315,532)

Net increase (decrease)	(16,034)	$(260,238)	801,686	$11,632,681

Service
Shares sold	7,137	$105,162	94,776	$1,339,215
Shares redeemed	(11,022)	(156,132)	(74,410)	(992,076)

Net increase (decrease)	(3,885)	$(50,970)	20,366	$347,139

Investor A
Shares sold and automatic conversion of shares	963,539	$13,964,345	3,095,255	$41,547,658
Shares redeemed	(815,094)	(11,717,917)	(2,718,632)	(35,844,015)

Net increase	148,445	$2,246,428	376,623	$5,703,643

Investor B
Shares sold	1,394	$17,364	44,407	$502,217
Shares redeemed and automatic conversion of shares	(59,301)	(723,593)	(131,358)	(1,547,200)

Net decrease	(57,907)	$(706,229)	(86,951)	$(1,044,983)

Investor C
Shares sold	282,807	$3,605,563	651,585	$7,783,124
Shares redeemed	(237,384)	(2,977,194)	(691,770)	(8,220,073)

Net increase (decrease)	45,423	$628,369	(40,185)	$(436,949)

Class R
Shares sold	70,087	$1,038,007	185,320	$2,514,750
Shares redeemed	(64,319)	(931,168)	(265,410)	(3,633,169)

Net increase (decrease)	5,768	$106,839	(80,090)	$(1,118,419)

Total Net Increase	121,810	$1,964,199	991,449	$15,083,112

96	BLACKROCK FUNDS	MARCH 31, 2015

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
U.S. Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,861,724	$206,238,647	4,156,486	$181,387,913
Shares issued in reinvestment of distributions	2,949,945	111,832,341	3,132,585	120,980,318
Shares redeemed	(2,678,678)	(109,574,482)	(4,989,778)	(215,505,257)

Net increase	5,132,991	$208,496,506	2,299,293	$86,862,974

Service
Shares sold	38,608	$1,488,434	51,647	$2,099,262
Shares issued in reinvestment of distributions	120,784	4,360,312	846,209	30,945,870
Shares redeemed	(2,810,663)	(117,319,557)	(984,665)	(39,784,451)

Net decrease	(2,651,271)	$(111,470,811)	(86,809)	$(6,739,319)

Investor A
Shares sold and automatic conversion of shares	1,883,794	$71,333,587	1,624,273	$64,380,292
Shares issued in reinvestment of distributions	1,775,552	62,197,586	2,833,685	102,239,143
Shares redeemed	(2,876,969)	(107,123,431)	(5,701,512)	(228,766,152)

Net increase (decrease)	782,377	$26,407,742	(1,243,554)	$(62,146,717)

Investor B
Shares sold	2,553	$83,240	7,754	$256,750
Shares issued in reinvestment of distributions	55,908	1,650,948	91,556	2,859,297
Shares redeemed and automatic conversion of shares	(59,628)	(1,926,742)	(122,587)	(4,173,014)

Net decrease	(1,167)	$(192,554)	(23,277)	$(1,056,967)

Investor C
Shares sold	368,453	$11,739,092	348,094	$12,036,883
Shares issued in reinvestment of distributions	1,144,808	33,806,149	1,461,947	45,714,858
Shares redeemed	(639,147)	(20,460,182)	(1,186,064)	(41,189,059)

Net increase	874,114	$25,085,059	623,977	$16,562,682

Total Net Increase	4,137,044	$148,325,942	1,569,630	$33,482,653

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 23, 2015, the 364-day, $2.1 billion credit agreement to which the Funds are a party, was further amended to expire on April 21, 2016, unless otherwise extended or renewed.

BLACKROCK FUNDS	MARCH 31, 2015	97

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Collette Chilton, Trustee

Frank J. Fabozzi, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Barbara G. Novick, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Trustees of the Trust and Ronald W. Forbes resigned as a Trustee of the Trust and Co-Chair of the Board. Effective January 1, 2015, Collette Chilton, Barbara G. Novick and Mark Stalnecker were appointed to serve as Trustees of the Trust.

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Trust and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

98	BLACKROCK FUNDS	MARCH 31, 2015

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	MARCH 31, 2015	99

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

100	BLACKROCK FUNDS	MARCH 31, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Opps-3/15-SAR

MARCH 31, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Managed Volatility Portfolio	of BlackRock FundsSM

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

The Markets in Review

Dear Shareholder,

Market volatility has remained low from a long-term perspective, but increased over the course of 2014 amid higher valuations in risk assets (such as equities and high yield bonds), geopolitical risks, uneven global economic growth and uncertainty around policy moves from the world’s largest central banks. As the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program (which ultimately ended in October 2014), U.S. interest rates surprisingly trended lower and stock prices forged ahead despite high valuations on the back of a multi-year bull market. Geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile in the middle of the summer, stoking worries about economic growth outside the United States. As the U.S. economy continued to show steady improvement, the stronger data caused concern among investors that the Fed would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

U.S. economic growth picked up considerably in the fourth quarter while the broader global economy showed signs of slowing. U.S. markets significantly outperformed international markets even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy, which drove further strengthening in the U.S. dollar. Oil prices plummeted in the fourth quarter due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and stress in emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields became relatively attractive as compared to international sovereign debt.

Equity markets reversed in the first quarter of 2015 and U.S. stocks underperformed international markets, notably Europe and Japan, but also emerging markets. Investors had held high expectations for the U.S. economy, but after a harsh winter, first-quarter data disappointed and high valuations took their toll on U.S. stocks. Meanwhile, economic reports in Europe and Asia easily beat investors’ very low expectations for those economies, and accommodative policies from global central banks helped international equities rebound. The ECB’s asset purchase program (announced in January and commenced in March) was the largest in scale and effect on the markets. Overall, market volatility decreased in the first quarter as global risks abated, with a ceasefire in Ukraine and an improving outlook for Greece’s continued membership in the Eurozone.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.93%	12.73%
U.S. small cap equities (Russell 2000® Index)	14.46	8.21
International equities (MSCI Europe, Australasia, Far East Index)	1.13	(0.92)
Emerging market equities (MSCI Emerging Markets Index)	(2.37)	0.44
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	6.25	9.88
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	3.43	5.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.29	6.60
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.50	2.00

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2015

Investment Objective

BlackRock Managed Volatility Portfolio’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2015, the Fund outperformed its reference benchmark (50% MSCI All Country World Index (“MSCI ACWI”)/50% Citigroup World Government Bond Index (hedged into USD) (“Citigroup WGBI (hedged into USD)”). The Fund is entirely unconstrained relative to the 50/50 benchmark and can deviate substantially in regards to risk and overall asset allocation. The Fund also outperformed its performance benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, for the same six-month period.

What factors influenced performance?

•

An overweight to equities relative to the reference benchmark contributed positively to the Fund’s performance, as equities broadly outperformed fixed income over the six-month period, supported by continued monetary easing outside the U.S. and stabilizing oil prices. The most significant contributors to performance included exposure to European and Japanese equities, both of which benefited from supportive policy measures and stronger economic data. Additionally, an underweight to the yen was a primary contributor to performance, as additional stimulus measures from the Bank of Japan weakened the yen and boosted equity markets. The Fund also benefited from sector overweights in information technology, consumer discretionary and health care.

•

On a broad asset allocation level, a relatively high allocation to cash negatively impacted performance as markets rallied during the period. A Eurozone recovery theme, reflected in a European equity overweight position, detracted from performance in the fourth quarter of 2014 due to weak economic data, but rebounded in early 2015, supported by improving growth dynamics and positive sentiment with respect to European Central Bank (“ECB”) plans to purchase sovereign bonds. Within U.S. equities, exposure to energy detracted from performance given a sharp decline in oil prices over the period. Additionally, interest rate hedges detracted relative to the cash benchmark.

Describe recent portfolio activity.

•

From a broad asset allocation perspective, the Fund remained overweight in equities relative to fixed income, consistent with the view that improving economic growth and easy global monetary policy could create a favorable backdrop for equities, particularly in the developed markets. The Fund shifted exposure toward international developed equities, most notably in Europe and Japan, where valuations were relatively attractive and accommodative monetary policies should support risk assets. In addition, data out of the Eurozone suggests stronger conditions for growth. Conversely, the Fund reduced its overweight in U.S. equities as leading economic indicators showed signs of softening growth, a stronger dollar provided a headwind to corporate earnings and the volatility in oil prices continues to negatively impact energy companies.

•

Within fixed income, the Fund continued to hold a significant underweight in duration (lower sensitivity to interest rate movements) relative to the reference benchmark index given a more cautious view on the direction of interest rates.

•	During the period, the Fund used derivatives in executing its investment strategy. The use of derivatives did not have a material impact on performance.

Describe portfolio positioning at period end.

•

Compared to the reference benchmark, the Fund ended the period overweight in equities relative to fixed income, while continuing to hold an allocation to cash. While the Fund held an underweight to U.S. equities, the Fund favored developed market equities overall, and in particular leaned toward Europe and Japan. Additionally, the Fund had currency hedges and a reduced duration profile in anticipation of a gradual rise in U.S. interest rates, especially at the front-end of the curve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Government of Japan	6%
iShares 1-3 Year Credit Bond ETF	4
Fannie Mae Mortgage-Backed Securities	2
United Kingdom Gilt	2
LVMH Moet Hennessy Louis Vuitton SA	1
U.S. Treasury Notes	1
Freddie Mac Mortgage-Backed Securities	1
Ginnie Mae Mortgage-Backed Securities	1
Daimler AG, Registered Shares	1
Inditex SA	1

Portfolio Composition	Percent of Long-Term Investments

Common Stocks	57%
Foreign Government Obligations	15
Corporate Bonds	12
U.S. Government Sponsored Agency Securities	5
Investment Companies	4
U.S. Treasury Obligations	3
Foreign Agency Obligations	2
Asset-Backed Securities	1
Non-Agency Mortgage-Backed Securities	1

4	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments.

[3]	An unmanaged index that tracks 3-month U.S. Treasury securities.

[4]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising of 23 developed and 23 emerging market country indexes.

[5]	A market capitalization weighted bond index consisting of government bond markets of 23 countries, including the United States.

[6]	A customized weighted index is comprised of the returns of the 50% MSCI ACWI/50% Citigroup WGBI (hedged into USD).

Performance Summary for the Period Ended March 31, 2015
		Average Annual Total Returns[7]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	4.92%	6.66%	N/A	7.36%	N/A	6.08%	N/A
Service	4.77	6.28	N/A	7.04	N/A	5.77	N/A
Investor A	4.80	6.32	0.74%	7.03	5.88%	5.72	5.15%
Investor B	4.24	5.28	0.84	6.09	5.77	5.04	5.04
Investor C	4.42	5.62	4.63	6.29	6.29	4.97	4.97
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01	0.03	N/A	0.09	N/A	1.49	N/A
50% MSCI ACWI/50% Citigroup WGBI (hedged into USD)	3.83	6.96	N/A	7.07	N/A	5.98	N/A
MSCI ACWI	2.73	5.42	N/A	8.99	N/A	6.44	N/A
Citigroup WGBI (hedged into USD)	4.77	8.31	N/A	4.54	N/A	4.69	N/A

[7]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,049.20	$4.04	$1,000.00	$1,020.99	$3.98	0.79%
Service	$1,000.00	$1,047.70	$5.97	$1,000.00	$1,019.10	$5.89	1.17%
Investor A	$1,000.00	$1,048.00	$5.67	$1,000.00	$1,019.40	$5.59	1.11%
Investor B	$1,000.00	$1,042.40	$10.90	$1,000.00	$1,014.26	$10.75	2.14%
Investor C	$1,000.00	$1,044.20	$9.17	$1,000.00	$1,015.96	$9.05	1.80%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on October 1, 2014 and held through March 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015	7

Schedule of Investments March 31, 2015 (Unaudited)
(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)		Par (000)	Value
Amortizing Residential Collateral Trust, Series 2002-BC5, Class M2, 1.96%, 7/25/32	USD	9	$7,814
Asset-Backed European Securitisation Transaction S.r.l., Series 9, Class A, 0.74%, 12/10/28	EUR	215	232,019
Auto ABS, Series 2012-3, Class A, 3.25%, 9/27/24		382	411,229
Bumper Mortgage, Series 2014-6, Class A, 0.44%, 3/19/29		400	430,937
Driver GmbH, Series 12, Class A, 0.35%, 5/22/20		389	418,718
E-Carat PLC, Series 5, Class A, 0.91%, 4/18/23	GBP	500	741,760
Knollwood CDO Ltd., Series 2004-1A, Class C, 3.50% (3.50% Cash or PIK), 1/10/39 (b)(c)	USD	138	1
MOTOR PLC, Series 2015-1X, Class A2, 1.00%, 6/25/22	GBP	345	511,778
SMART Trust, Series 2014-2E, Class AE, 0.42%, 6/14/21	EUR	369	396,153
Sunrise S.r.l., Series 2014-1, Class A, 1.15%, 5/27/31		117	126,026
Turbo Finance PLC, Series 5, Class A, 0.98%, 8/20/21	GBP	420	623,779
Total Asset-Backed Securities — 0.5%			3,900,214

Common Stocks		Shares
Aerospace & Defense — 1.1%
Airbus Group NV		58,934	3,831,337
Finmeccanica SpA (d)		36,412	432,505
MTU Aero Engines AG		3,317	324,963
Safran SA		27,747	1,938,718
Thales SA		12,552	696,412
Zodiac Aerospace		17,843	590,361

			7,814,296
Air Freight & Logistics — 1.2%
Bollore SA		173,964	926,915
bpost SA		13,228	371,252
Deutsche Post AG, Registered Shares		142,175	4,429,429
Kintetsu World Express, Inc.		2,200	98,885
Oesterreichische Post AG		4,290	211,266
PostNL NV (d)		28,998	123,192

Common Stocks	Shares	Value
Air Freight & Logistics (concluded)
Royal Mail PLC	378,650	$2,455,987
TNT Express NV	35,236	223,811
Yamato Holdings Co. Ltd.	9,100	209,743

		9,050,480
Airlines — 0.2%
ANA Holdings, Inc.	78,000	208,819
Deutsche Lufthansa AG, Registered Shares	31,366	439,206
International Consolidated Airlines Group SA (d)	125,213	1,121,891

		1,769,916
Auto Components — 1.6%
Aisin Seiki Co. Ltd.	5,400	195,779
Autoliv, Inc.	1,090	128,369
BorgWarner, Inc.	1,803	109,045
Brembo SpA	4,373	178,696
Bridgestone Corp.	8,700	348,347
Calsonic Kansei Corp.	11,000	72,796
Cie Generale des Etablissements Michelin	11,850	1,178,418
Continental AG	12,458	2,933,803
Cooper Tire & Rubber Co.	3,067	131,390
Dana Holding Corp.	4,484	94,881
Delphi Automotive PLC	2,348	187,230
Denso Corp.	8,500	387,475
Eagle Industry Co. Ltd.	3,200	64,640
ElringKlinger AG	4,002	119,982
Exedy Corp.	3,300	78,600
Faurecia	7,841	341,914
FCC Co. Ltd.	4,300	67,015
Gentex Corp.	5,289	96,789
The Goodyear Tire & Rubber Co.	4,945	133,911
Johnson Controls, Inc.	5,018	253,108
Koito Manufacturing Co. Ltd.	4,600	138,316
Leoni AG	2,067	130,567
Mitsuba Corp.	2,700	59,619
NGK Spark Plug Co. Ltd.	6,000	161,064
NHK Spring Co. Ltd.	8,900	92,588
Nifco, Inc.	2,900	99,967
Nippon Seiki Co. Ltd.	5,000	98,536
Nissin Kogyo Co. Ltd.	4,900	77,823
NOK Corp.	4,500	135,304
Nokian Renkaat OYJ	9,331	278,080
Pirelli & C. SpA	31,566	522,501
Plastic Omnium SA	9,451	249,075
Showa Corp.	6,300	63,592
Stanley Electric Co. Ltd.	5,200	117,376
Sumitomo Electric Industries Ltd.	14,600	191,383

Portfolio Abbreviations
ADR	American Depositary Receipts	GBP	British Pound	PIK	Payment-in-kind
AUD	Australian Dollar	ILS	Israeli Shekel	PLN	Polish Zloty
BRL	Brazilian Real	INR	Indian Rupee	REIT	Real Estate Investment Trust
CAD	Canadian Dollar	JPY	Japanese Yen	S&P	Standard & Poor’s
CDO	Collateralized Debt Obligation	KRW	Korean Won	SEK	Swedish Krona
CHF	Swiss Franc	LIBOR	London Interbank Offered Rate	SGD	Singapore Dollar
CZK	Czech Koruna	LP	Limited Partnership	TBA	To-be-announced
DKK	Danish Krone	MXN	Mexican Peso	THB	Thai Baht
ETF	Exchange Traded Fund	MYR	Malaysian Ringgit	TRY	Turkish Lira
EUR	Euro	NOK	Norwegian Krone	TWD	Taiwan New Dollar
EURIBOR	Euro Interbank Offer Rate	NZD	New Zealand Dollar	USD	U.S. Dollar
FTSE	Financial Times Stock Exchange	OTC	Over-the-counter	ZAR	South African Rand

See Notes to Financial Statements.

8	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Components (concluded)
Sumitomo Rubber Industries Ltd.	6,500	$119,817
Tenneco, Inc. (d)	1,900	109,098
Tokai Rika Co. Ltd.	4,500	104,291
Topre Corp.	4,600	71,813
Toyo Tire & Rubber Co. Ltd.	4,900	88,030
Toyoda Gosei Co. Ltd.	4,700	104,919
Toyota Industries Corp.	4,500	257,386
TPR Co. Ltd.	2,300	61,568
TRW Automotive Holdings Corp. (d)	1,071	112,294
TS Tech Co. Ltd.	3,200	86,289
Unipres Corp.	3,300	67,297
Valeo SA	4,915	733,095
The Yokohama Rubber Co. Ltd.	10,000	103,081

		11,536,957
Automobiles — 3.9%
Bayerische Motoren Werke AG	39,332	4,898,196
Daihatsu Motor Co. Ltd.	10,400	159,074
Daimler AG, Registered Shares	67,143	6,448,034
Fiat Chrysler Automobiles NV (d)	83,756	1,359,695
Ford Motor Co.	30,690	495,337
Fuji Heavy Industries Ltd.	10,400	345,241
General Motors Co.	13,126	492,225
Harley-Davidson, Inc.	4,879	296,350
Honda Motor Co. Ltd.	13,000	424,358
Isuzu Motors Ltd.	14,900	197,685
Mazda Motor Corp.	134,900	2,733,321
Mitsubishi Motors Corp.	21,200	191,155
Nissan Motor Co. Ltd.	33,700	342,748
Peugeot SA	49,901	834,122
Porsche Automobil Holding SE, Preference Shares	10,095	988,583
Renault SA	20,101	1,825,767
Suzuki Motor Corp.	9,600	288,328
Tesla Motors, Inc. (d)	2,443	461,165
Thor Industries, Inc.	3,341	211,185
Toyota Motor Corp.	12,900	900,468
Volkswagen AG	18,790	4,831,308
Yamaha Motor Co. Ltd.	6,800	163,816

		28,888,161
Banks — 1.2%
Aozora Bank Ltd.	40,000	141,782
The Bank of Yokohama Ltd.	25,000	146,416
The Chiba Bank Ltd.	19,000	139,252
The Chugoku Bank Ltd.	8,000	119,456
Fukuoka Financial Group, Inc.	26,000	133,705
The Gunma Bank Ltd.	16,000	108,088
The Hachijuni Bank Ltd.	17,000	119,869
The Hiroshima Bank Ltd.	20,000	107,787
Hokuhoku Financial Group, Inc.	52,000	115,912
ING Groep NV — CVA (d)	125,473	1,837,918
The Iyo Bank Ltd.	10,800	128,080
The Joyo Bank Ltd.	25,000	128,479
KBC Groep NV	25,839	1,596,904
The Keiyo Bank Ltd.	15,000	86,833
Mitsubishi UFJ Financial Group, Inc.	81,700	506,002
Mizuho Financial Group, Inc.	213,400	375,046
The Nishi-Nippon City Bank Ltd.	36,000	104,348
North Pacific Bank Ltd.	18,800	70,954
Resona Holdings, Inc.	41,700	206,947
Senshu Ikeda Holdings, Inc.	15,700	74,551
Seven Bank Ltd.	32,200	158,770
Shinsei Bank Ltd.	70,000	139,184
The Shizuoka Bank Ltd.	14,000	139,631
Société Générale SA	28,190	1,361,065

Common Stocks	Shares	Value
Banks (concluded)
Sumitomo Mitsui Financial Group, Inc.	10,900	$417,520
Sumitomo Mitsui Trust Holdings, Inc.	57,000	236,782
Suruga Bank Ltd.	6,700	139,137
Yamaguchi Financial Group, Inc.	9,000	103,440

		8,943,858
Beverages — 0.4%
Asahi Group Holdings Ltd.	7,400	234,643
Brown-Forman Corp., Class B	1,742	157,390
The Coca-Cola Co.	13,304	539,477
Constellation Brands, Inc., Class A (d)	3,311	384,771
Dr Pepper Snapple Group, Inc.	4,790	375,919
Ito En Ltd.	4,500	97,073
Kirin Holdings Co. Ltd.	15,100	198,056
Monster Beverage Corp. (d)	4,101	567,558
PepsiCo, Inc.	6,908	660,543

		3,215,430
Biotechnology — 0.2%
Genmab A/S (d)	23,623	1,772,931
Building Products — 0.6%
Aica Kogyo Co. Ltd.	4,300	100,127
Asahi Glass Co. Ltd.	27,000	176,850
Bunka Shutter Co. Ltd.	7,000	57,891
Cie de Saint-Gobain	78,108	3,429,498
Daikin Industries Ltd.	4,200	280,787
LIXIL Group Corp.	7,100	168,027
Nichias Corp.	10,000	57,677
Sankyo Tateyama, Inc.	2,700	52,148
Sanwa Holdings Corp.	11,900	88,278
TOTO Ltd.	8,000	118,792
Wienerberger AG	7,642	121,945

		4,652,020
Capital Markets — 0.2%
Daiwa Securities Group, Inc.	30,000	236,157
Ichiyoshi Securities Co. Ltd.	4,900	53,021
Jafco Co. Ltd.	2,400	89,139
kabu.com Securities Co. Ltd.	12,700	83,305
Kyokuto Securities Co. Ltd.	3,400	50,070
Matsui Securities Co. Ltd.	9,300	84,369
Nomura Holdings, Inc.	43,500	255,503
Okasan Securities Group, Inc.	10,000	79,347
SBI Holdings, Inc.	9,200	111,369
Tokai Tokyo Financial Holdings, Inc.	12,200	93,981

		1,136,261
Chemicals — 1.1%
Air Water, Inc.	5,000	89,289
Akzo Nobel NV	25,805	1,951,099
Asahi Kasei Corp.	21,000	200,542
Daicel Corp.	10,300	122,771
Denki Kagaku Kogyo KK	22,000	86,673
DIC Corp.	29,000	84,316
Hitachi Chemical Co. Ltd.	6,200	132,392
JSR Corp.	8,000	138,537
Kansai Paint Co. Ltd.	7,000	127,398
Kuraray Co. Ltd.	11,000	148,937
Mitsubishi Chemical Holdings Corp.	31,100	180,538
Nihon Parkerizing Co. Ltd.	7,400	89,514
Nippon Kayaku Co. Ltd.	8,000	100,165
Nippon Paint Holdings Co. Ltd.	4,900	179,128
The Nippon Synthetic Chemical Industry Co. Ltd.	8,000	53,093
Nissan Chemical Industries Ltd.	5,200	107,457
Nitto Denko Corp.	3,300	220,354

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015	9

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Chemicals (concluded)
NOF Corp.	11,000	$81,599
OCI NV (d)	13,739	425,183
Shin-Etsu Chemical Co. Ltd.	5,400	352,556
Sumitomo Chemical Co. Ltd.	40,000	205,298
Syngenta AG, Registered Shares	6,585	2,237,113
Taiyo Holdings Co. Ltd.	2,400	84,324
Taiyo Nippon Sanso Corp.	10,000	136,078
Toray Industries, Inc.	26,000	217,620
Tosoh Corp.	21,000	105,777
Zeon Corp.	10,000	92,260

		7,950,011
Commercial Services & Supplies — 0.2%
Aeon Delight Co. Ltd.	3,000	71,724
Bilfinger SE	3,106	179,528
Dai Nippon Printing Co. Ltd.	19,000	184,550
Edenred	14,919	372,226
Park24 Co. Ltd.	4,900	100,253
Pilot Corp.	1,400	78,727
Secom Co. Ltd.	3,700	246,791
Societe BIC SA	3,052	434,819
Sohgo Security Services Co. Ltd.	4,000	136,115

		1,804,733
Communications Equipment — 0.0%
Hitachi Kokusai Electric, Inc.	6,000	80,380
Construction & Engineering — 1.1%
Abengoa SA, B Shares	50,524	183,090
ACS Actividades de Construccion y Servicios SA	20,245	716,555
Arcadis NV	5,529	177,563
Boskalis Westminster NV	7,897	389,231
Bouygues SA	21,746	853,653
Chiyoda Corp.	12,000	102,511
COMSYS Holdings Corp.	7,700	94,993
Eiffage SA	5,707	339,653
Ferrovial SA	48,235	1,025,571
Fomento de Construcciones y Contratas SA (d)	10,718	130,525
Hazama Ando Corp.	13,700	78,270
HOCHTIEF AG	4,679	354,046
JGC Corp.	7,000	139,003
Kajima Corp.	34,000	157,631
Kyowa Exeo Corp.	7,100	76,141
Maeda Road Construction Co. Ltd.	6,000	97,265
Nippo Corp.	5,000	82,419
Obayashi Corp.	24,000	155,569
Obrascon Huarte Lain SA	7,324	155,868
Orascom Construction Ltd. (d)	6,870	91,364
Outotec OYJ (e)	8,305	50,834
Sacyr SA (d)	32,259	135,366
Shimizu Corp.	25,000	169,020
Sumitomo Mitsui Construction Co. Ltd.	54,800	75,599
Taisei Corp.	28,000	158,040
Toshiba Plant Systems & Services Corp.	6,600	90,933
Vinci SA	36,099	2,062,462

		8,143,175
Construction Materials — 0.0%
Sumitomo Osaka Cement Co. Ltd.	27,000	82,941
Taiheiyo Cement Corp.	34,000	103,812

		186,753
Consumer Finance — 0.1%
Acom Co. Ltd. (d)	43,200	149,805
AEON Financial Service Co. Ltd.	4,900	123,608
Aiful Corp. (d)	25,000	88,668
Credit Saison Co. Ltd.	5,700	102,251

Common Stocks	Shares	Value
Consumer Finance (concluded)
Hitachi Capital Corp.	4,400	$92,872
J Trust Co. Ltd.	9,700	83,564
Orient Corp. (d)	47,200	76,629

		717,397
Containers & Packaging — 0.0%
FP Corp.	2,400	87,036
Distributors — 0.1%
D’ieteren SA/NV	3,839	134,651
Genuine Parts Co.	4,155	387,204
LKQ Corp. (d)	10,234	261,581
Pool Corp.	2,662	185,701

		969,137
Diversified Consumer Services — 0.1%
Apollo Education Group, Inc. (d)	8,070	152,684
Benesse Holdings, Inc.	4,400	138,415
Bright Horizons Family Solutions, Inc. (d)	3,434	176,061
Graham Holdings Co., Class B	243	255,060
Service Corp. International	9,266	241,379

		963,599
Diversified Financial Services — 0.1%
Century Tokyo Leasing Corp.	3,200	97,479
Fuyo General Lease Co. Ltd.	1,800	72,318
IBJ Leasing Co. Ltd.	2,800	57,907
Japan Exchange Group, Inc.	4,900	141,869
Mitsubishi UFJ Lease & Finance Co. Ltd.	22,400	110,696
ORIX Corp.	18,000	252,920
Ricoh Leasing Co. Ltd.	2,000	59,350

		792,539
Diversified Telecommunication Services — 0.1%
Nippon Telegraph & Telephone Corp.	7,700	475,329
Electric Utilities — 0.1%
Tohoku Electric Power Co., Inc.	15,500	176,056
Tokyo Electric Power Co., Inc. (d)	42,900	162,374

		338,430
Electrical Equipment — 1.1%
Alstom SA (d)	20,873	642,284
AMETEK, Inc.	29,794	1,565,377
Fuji Electric Co. Ltd.	21,000	99,078
Gamesa Corp Tecnologica SA (d)	18,517	233,194
GS Yuasa Corp.	20,000	90,004
Legrand SA	16,685	903,786
Mitsubishi Electric Corp.	25,000	296,787
Nexans SA (d)	2,803	94,783
Nidec Corp.	4,400	292,080
OSRAM Licht AG	6,733	333,302
Prysmian SpA	13,572	279,716
Schneider Electric SE	40,785	3,173,827
SGL Carbon SE (d)(e)	6,296	102,242

		8,106,460
Electronic Equipment, Instruments & Components — 0.5%
Alps Electric Co. Ltd.	5,400	130,028
Anritsu Corp.	9,900	69,131
Enplas Corp.	1,600	63,994
Hamamatsu Photonics KK	4,800	144,682
Hirose Electric Co. Ltd.	1,155	148,707
Hitachi High-Technologies Corp.	4,000	121,729
Hitachi Ltd.	50,000	341,493
Horiba Ltd.	2,400	91,689
Hoya Corp.	6,500	260,223
Japan Aviation Electronics Industry Ltd.	4,000	96,591

See Notes to Financial Statements.

10	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Electronic Equipment, Instruments & Components (concluded)
Keyence Corp.	600	$327,418
Kyocera Corp.	5,400	295,125
Murata Manufacturing Co. Ltd.	2,300	315,880
Oki Electric Industry Co. Ltd.	39,000	80,731
Omron Corp.	4,000	180,197
Shimadzu Corp.	11,000	122,506
Tabuchi Electric Co. Ltd.	4,300	49,134
TDK Corp.	3,100	219,503
Topcon Corp.	4,700	115,134
Yaskawa Electric Corp.	7,300	106,684
Yokogawa Electric Corp.	11,700	126,050

		3,406,629
Food & Staples Retailing — 1.2%
Aeon Co. Ltd.	18,800	206,225
Ain Pharmaciez, Inc.	1,900	75,257
Casey’s General Stores, Inc.	2,390	215,339
Cosmos Pharmaceutical Corp.	700	109,385
Costco Wholesale Corp.	4,442	672,941
CVS Health Corp.	11,727	1,210,344
FamilyMart Co. Ltd.	3,300	138,265
The Fresh Market, Inc. (d)	4,420	179,629
The Kroger Co.	8,968	687,487
Kusuri No Aoki Co. Ltd.	1,000	75,110
Lawson, Inc.	2,300	159,436
Matsumotokiyoshi Holdings Co. Ltd.	2,400	85,401
Mitsubishi Shokuhin Co. Ltd.	3,700	77,395
Rite Aid Corp. (d)	38,496	334,530
Seven & i Holdings Co. Ltd.	8,900	374,007
Sugi Holdings Co. Ltd.	2,400	118,695
Sundrug Co. Ltd.	2,200	114,196
Sysco Corp.	12,474	470,644
Tsuruha Holdings, Inc.	1,700	130,137
United Natural Foods, Inc. (d)	2,846	219,256
Valor Co. Ltd.	3,200	69,096
Walgreens Boots Alliance, Inc.	12,221	1,034,874
Wal-Mart Stores, Inc.	15,652	1,287,377
Welcia Holdings Co. Ltd.	2,200	82,142
Whole Foods Market, Inc.	8,824	459,554

		8,586,722
Food Products — 1.1%
Ajinomoto Co., Inc.	9,000	197,446
Archer-Daniels-Midland Co.	7,388	350,191
Bunge Ltd.	1,137	93,643
Calbee, Inc.	3,600	156,284
Campbell Soup Co.	6,838	318,309
ConAgra Foods, Inc.	10,917	398,798
Darling Ingredients, Inc. (d)	10,008	140,212
Dean Foods Co.	9,478	156,671
Ezaki Glico Co. Ltd.	3,300	133,409
Flowers Foods, Inc.	11,743	267,036
General Mills, Inc.	8,645	489,307
The Hain Celestial Group, Inc. (d)	3,043	194,904
The Hershey Co.	3,692	372,560
Hormel Foods Corp.	7,399	420,633
Ingredion, Inc.	1,969	153,228
Kellogg Co.	5,204	343,204
Keurig Green Mountain, Inc.	3,737	417,535
Kewpie Corp.	5,800	141,128
Kikkoman Corp.	5,000	158,546
Kraft Foods Group, Inc.	9,329	812,696
Lancaster Colony Corp.	2,019	192,148
Maruha Nichiro Corp.	4,000	56,428
McCormick & Co, Inc., Non-Voting Shares	2,675	206,269
MEIJI Holdings Co. Ltd.	1,400	170,534

Common Stocks	Shares	Value
Food Products (concluded)
Mondelez International, Inc., Class A	4,153	$149,882
NH Foods Ltd.	6,000	138,262
Nichirei Corp.	16,000	89,636
Nissin Foods Holdings Co. Ltd.	3,600	176,926
Snyder’s-Lance, Inc.	5,369	171,593
Toyo Suisan Kaisha Ltd.	3,600	126,656
TreeHouse Foods, Inc. (d)	1,937	164,684
Tyson Foods, Inc., Class A	9,457	362,203
The WhiteWave Foods Co. (d)	6,678	296,103
Yakult Honsha Co. Ltd.	3,400	236,853

		8,253,917
Gas Utilities — 0.1%
Osaka Gas Co. Ltd.	41,000	171,453
Tokyo Gas Co. Ltd.	35,000	220,036

		391,489
Health Care Equipment & Supplies — 0.1%
Asahi Intecc Co. Ltd.	1,600	111,665
Nakanishi, Inc.	2,300	89,755
Nihon Kohden Corp.	4,000	108,797
Olympus Corp.	6,000	222,454
Sysmex Corp.	3,600	199,609
Terumo Corp.	7,400	194,938

		927,218
Health Care Providers & Services — 0.2%
Alfresa Holdings Corp.	8,000	112,731
Healthscope Ltd.	388,383	902,928
Medipal Holdings Corp.	9,100	118,611
Miraca Holdings, Inc.	2,100	96,543
Ship Healthcare Holdings, Inc.	3,200	73,051

		1,303,864
Health Care Technology — 0.0%
M3, Inc.	7,900	167,597
Hotels, Restaurants & Leisure — 1.7%
Accor SA	15,259	795,694
Autogrill SpA (d)	16,670	161,476
Brinker International, Inc.	3,702	227,895
Caesars Entertainment Corp. (d)	16,364	172,313
Carnival Corp.	6,961	333,014
The Cheesecake Factory, Inc.	3,406	168,018
Chipotle Mexican Grill, Inc. (d)	788	512,626
Cracker Barrel Old Country Store, Inc.	1,608	244,641
Darden Restaurants, Inc.	5,078	352,109
Domino’s Pizza, Inc.	2,258	227,042
GTECH SpA (e)	11,736	232,483
HIS Co. Ltd.	3,400	119,397
Jack in the Box, Inc.	2,328	223,302
Las Vegas Sands Corp.	28,450	1,565,888
Life Time Fitness, Inc. (d)	3,106	220,402
Marriott International, Inc., Class A	6,203	498,225
McDonald’s Corp.	3,665	357,118
Melia Hotels International SA	10,705	132,083
MGM Resorts International (d)	11,579	243,506
Oriental Land Co. Ltd.	4,000	302,873
Panera Bread Co., Class A (d)	1,372	219,513
Resorttrust, Inc.	4,400	114,657
Royal Caribbean Cruises Ltd.	3,276	268,141
Sands China Ltd.	444,000	1,836,044
Six Flags Entertainment Corp.	4,569	221,185
Sodexo SA	10,161	991,032
Starbucks Corp.	7,562	716,121
Starwood Hotels & Resorts Worldwide, Inc.	1,470	122,745
TUI AG	18,071	316,509

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015	11

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Hotels, Restaurants & Leisure (concluded)
Vail Resorts, Inc.	2,415	$249,759
The Wendy’s Co.	16,991	185,202
Wyndham Worldwide Corp.	3,082	278,829
Wynn Resorts Ltd.	848	106,746
Yum! Brands, Inc.	2,148	169,091

		12,885,679
Household Durables — 0.7%
Casio Computer Co. Ltd.	7,400	140,168
De’ Longhi	10,264	222,162
DR Horton, Inc.	12,966	369,272
Fujitsu General Ltd.	5,000	65,494
Garmin Ltd.	3,710	176,299
Haseko Corp.	10,800	105,202
Iida Group Holdings Co. Ltd.	10,200	126,893
Jarden Corp. (d)	4,312	228,105
Leggett & Platt, Inc.	4,601	212,060
Lennar Corp., Class A	6,501	336,817
MDC Holdings, Inc.	4,842	137,997
Misawa Homes Co. Ltd.	4,900	42,717
Mohawk Industries, Inc. (d)	1,898	352,554
Newell Rubbermaid, Inc.	6,453	252,119
Nikon Corp.	11,100	148,835
NVR, Inc. (d)	198	263,075
Panasonic Corp.	30,900	405,780
Pressance Corp.	1,600	50,808
PulteGroup, Inc.	14,412	320,379
Rinnai Corp.	1,700	125,989
SEB SA	3,448	248,681
Sekisui Chemical Co. Ltd.	11,000	142,725
Sekisui House Ltd.	12,300	178,596
Starts Corp., Inc.	4,100	62,314
Sumitomo Forestry Co. Ltd.	7,800	85,168
Toll Brothers, Inc. (d)	7,533	296,348
Whirlpool Corp.	1,126	227,520

		5,324,077
Household Products — 0.3%
The Clorox Co.	3,081	340,112
Colgate-Palmolive Co.	3,178	220,363
Energizer Holdings, Inc.	1,247	172,148
Kimberly-Clark Corp.	3,430	367,387
Pigeon Corp.	1,400	117,647
The Procter & Gamble Co.	7,548	618,483
Spectrum Brands Holdings, Inc.	1,519	136,042
Unicharm Corp.	9,800	256,564

		2,228,746
Independent Power and Renewable Electricity Producers — 0.0%
Electric Power Development Co. Ltd.	4,700	158,329
Industrial Conglomerates — 1.1%
Keihan Electric Railway Co. Ltd.	18,000	109,545
Koninklijke Philips NV	61,168	1,735,327
Rheinmetall AG	2,422	116,496
Siemens AG, Registered Shares (d)	57,760	6,246,959
Toshiba Corp.	58,000	243,024

		8,451,351
Insurance — 0.2%
The Dai-ichi Life Insurance Co. Ltd.	16,500	239,334
MS&AD Insurance Group Holdings, Inc.	8,300	232,367
Sompo Japan Nipponkoa Holdings, Inc.	6,900	214,510
Sony Financial Holdings, Inc.	8,300	133,514
T&D Holdings, Inc.	11,800	162,086
Tokio Marine Holdings, Inc.	7,800	294,425

		1,276,236

Common Stocks	Shares	Value
Internet & Catalog Retail — 0.6%
Amazon.com, Inc. (d)	2,085	$775,829
Expedia, Inc.	2,520	237,208
Groupon, Inc. (d)	17,730	127,833
HSN, Inc.	3,501	238,873
Liberty Interactive Corp., Class A (d)	10,027	292,688
Liberty Ventures, Series A (d)	7,002	294,154
Netflix, Inc. (d)	1,142	475,860
The Priceline Group, Inc. (d)	264	307,336
Rakuten, Inc.	16,200	285,252
Start Today Co. Ltd.	4,200	110,565
TripAdvisor, Inc. (d)	15,067	1,253,122
Yoox SpA (d)	4,008	110,519

		4,509,239
Internet Software & Services — 0.1%
COOKPAD, Inc.	2,400	109,616
Dena Co. Ltd.	100	1,957
F@N Communications, Inc.	10,200	86,607
GMO internet, Inc.	5,600	68,798
Gree, Inc.	14,400	100,196
Kakaku.com, Inc.	7,600	126,112
Mixi, Inc.	3,200	129,357
Yahoo Japan Corp.	79,100	326,263

		948,906
IT Services — 0.2%
Fujitsu Ltd.	32,000	218,228
Itochu Techno-Solutions Corp.	5,000	103,721
NEC Networks & System Integration Corp.	4,100	82,492
Nomura Research Institute Ltd.	4,900	184,094
NS Solutions Corp.	3,200	98,578
NTT Data Corp.	4,900	212,819
Obic Co. Ltd.	3,300	139,938
Otsuka Corp.	2,800	119,322
SCSK Corp.	4,100	114,747
Transcosmos, Inc.	3,800	80,007

		1,353,946
Leisure Products — 0.2%
Bandai Namco Holdings, Inc.	7,600	147,927
Brunswick Corp.	2,896	148,999
Hasbro, Inc.	2,459	155,507
Heiwa Corp.	4,600	90,359
Mattel, Inc.	7,206	164,657
Polaris Industries, Inc.	1,719	242,551
Sega Sammy Holdings, Inc.	10,400	151,533
Shimano, Inc.	1,500	222,903
Universal Entertainment Corp.	4,500	73,525
Yamaha Corp.	7,100	123,983

		1,521,944
Machinery — 1.5%
Aalberts Industries NV	6,496	204,444
ANDRITZ AG	6,455	385,408
Cargotec OYJ, B Shares	3,597	124,375
CNH Industrial NV (d)	82,482	675,961
Construcciones y Auxiliar de Ferrocarriles SA	204	67,826
DMG MORI SEIKI AG	4,731	155,602
Duerr AG	2,113	232,047
Ebara Corp.	20,000	84,198
FANUC Corp.	1,900	414,796
GEA Group AG	12,950	622,522
Hino Motors Ltd.	10,500	149,400
Hitachi Construction Machinery Co. Ltd.	6,700	116,956
Hoshizaki Electric Co. Ltd.	2,300	149,359
IHI Corp.	35,000	163,651

See Notes to Financial Statements.

12	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Machinery (concluded)
JTEKT Corp.	9,400	$146,560
Kawasaki Heavy Industries Ltd.	31,000	156,396
KION Group AG	5,959	243,628
Komatsu Ltd.	12,100	237,192
Kone OYJ, B Shares	28,113	1,246,534
Konecranes OYJ	4,020	126,674
Krones AG	1,976	205,137
Kubota Corp.	15,000	236,984
Makita Corp.	3,300	171,007
MAN SE	8,950	942,155
Metso OYJ	9,722	284,044
Minebea Co. Ltd.	9,000	141,556
Mitsubishi Heavy Industries Ltd.	44,000	242,100
Mitsui Engineering & Shipbuilding Co. Ltd.	50,000	85,249
Nabtesco Corp.	4,000	115,557
Nachi-Fujikoshi Corp.	15,000	82,130
Namura Shipbuilding Co. Ltd.	6,000	56,569
NGK Insulators Ltd.	7,000	149,146
NSK Ltd.	11,000	160,551
Obara Group, Inc.	1,500	84,700
OKUMA Corp.	9,000	83,461
OSG Corp.	4,600	89,458
Rational AG	721	241,002
SMC Corp.	900	267,987
Sumitomo Heavy Industries Ltd.	22,000	143,975
Tadano Ltd.	6,000	80,566
Takuma Co. Ltd.	8,000	62,662
THK Co. Ltd.	5,600	142,300
Tsubakimoto Chain Co.	10,000	83,285
Vallourec SA	9,759	238,192
Wartsila OYJ Abp	12,352	546,332
Zardoya Otis SA	26,499	342,001

		10,981,635
Marine — 0.0%
Kawasaki Kisen Kaisha Ltd.	44,000	118,151
Nippon Yusen KK	55,000	158,220

		276,371
Media — 3.9%
Altice SA (d)	14,517	1,574,202
AMC Networks, Inc., Class A (d)	3,335	255,594
Atresmedia Corp de Medios de Comunicacion SA	13,874	209,876
Avex Group Holdings, Inc.	3,900	62,208
Axel Springer SE	6,065	357,966
Cablevision Systems Corp., Class A	12,234	223,882
CBS Corp., Class B, Non-Voting Shares	9,125	553,249
Charter Communications, Inc., Class A (d)	2,787	538,198
Cinemark Holdings, Inc.	4,141	186,635
Comcast Corp., Class A	22,132	1,249,794
CTS Eventim AG & Co. KGaA	6,434	202,701
CyberAgent, Inc.	2,000	114,555
Daiichikosho Co. Ltd.	2,900	90,083
Dentsu, Inc.	4,500	192,504
DIRECTV (d)	6,887	586,084
Discovery Communications, Inc., Class A (d)	72,041	2,215,981
DISH Network Corp. (d)	6,054	424,143
DreamWorks Animation SKG, Inc., Class A (d)	7,495	181,379
Eutelsat Communications SA	14,149	469,338
Fuji Media Holdings, Inc.	9,100	128,987
Gannett Co., Inc.	8,135	301,646
Grupo Televisa SAB — ADR (d)	47,594	1,571,078
Hakuhodo DY Holdings, Inc.	12,400	131,828
Havas SA	26,002	197,387
The Interpublic Group of Cos., Inc.	8,871	196,227

Common Stocks	Shares	Value
Media (concluded)
JCDecaux SA	13,375	$450,387
John Wiley & Sons, Inc., Class A	1,655	101,187
Kabel Deutschland Holding AG (d)	5,685	737,955
Kadokawa Dwango (d)	4,700	73,678
Lagardere SCA	8,749	262,954
Liberty Global PLC, Series A (d)	49,608	2,553,324
Lions Gate Entertainment Corp.	5,575	189,104
Live Nation Entertainment, Inc. (d)	6,552	165,307
The Madison Square Garden Co., Class A (d)	3,248	274,943
Mediaset Espana Comunicacion SA (d)	25,021	313,230
Mediaset SpA (d)	71,282	324,454
Meredith Corp.	3,031	169,039
Metropole Television SA	7,876	157,948
Morningstar, Inc.	1,992	149,221
The New York Times Co., Class A	11,497	158,199
Nippon Television Holdings, Inc.	8,900	148,144
NOS SGPS	31,268	226,608
Numericable-SFR SAS (d)	23,212	1,266,400
Publicis Groupe SA	14,080	1,086,361
Reed Elsevier NV	48,272	1,202,817
Regal Entertainment Group, Class A	8,814	201,312
RTL Group SA	9,914	953,329
Scripps Networks Interactive, Inc., Class A	4,324	296,453
SES SA, Receipt	21,421	759,376
Sinclair Broadcast Group, Inc., Class A	6,272	197,004
Sirius XM Holdings, Inc. (d)	131,782	503,407
Sky Deutschland AG (d)	58,806	427,502
Societe Television Francaise 1	13,835	244,277
Telenet Group Holding NV (d)	7,534	414,560
Time Warner Cable, Inc.	5,114	766,486
Time Warner, Inc.	8,630	728,717
Toho Co. Ltd.	5,200	127,144
Usen Corp. (d)	17,000	50,836
Viacom, Inc., Class B	6,261	427,626
Wolters Kluwer NV	18,288	597,186

		28,922,000
Metals & Mining — 0.2%
Asahi Holdings, Inc.	3,100	53,064
Dowa Holdings Co. Ltd.	10,000	85,408
Hitachi Metals Ltd.	10,000	153,266
JFE Holdings, Inc.	9,300	205,280
Kobe Steel Ltd.	80,000	147,553
Mitsubishi Materials Corp.	34,000	114,249
Mitsui Mining & Smelting Co. Ltd.	35,000	79,598
Nippon Steel & Sumitomo Metal Corp.	108,000	271,556
Sumitomo Metal Mining Co. Ltd.	11,000	160,773

		1,270,747
Multiline Retail — 0.8%
Big Lots, Inc.	3,404	163,494
Dillard’s, Inc., Class A	2,057	280,801
Dollar General Corp.	7,832	590,376
Dollar Tree, Inc. (d)	5,682	461,066
Don Quijote Holdings Co. Ltd.	1,700	138,190
Family Dollar Stores, Inc.	4,432	351,192
Isetan Mitsukoshi Holdings Ltd.	10,800	178,446
Izumi Co. Ltd.	2,600	95,149
J Front Retailing Co. Ltd.	8,300	130,299
J.C. Penney Co., Inc. (d)	20,422	171,749
Kohl’s Corp.	5,787	452,833
Macy’s, Inc.	8,424	546,802
Marui Group Co. Ltd.	11,300	128,049
Nordstrom, Inc.	5,630	452,202
Ryohin Keikaku Co. Ltd.	700	101,648

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015	13

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Multiline Retail (concluded)
Sears Holdings Corp. (d)	5,671	$234,666
Seria Co. Ltd.	2,100	75,967
Takashimaya Co. Ltd.	13,000	127,707
Target Corp.	10,418	855,005

		5,535,641
Oil, Gas & Consumable Fuels — 0.1%
Inpex Corp.	23,900	263,349
JX Holdings, Inc.	54,100	208,158
Longview Energy Co. (Acquired 8/13/04, cost $48,000) (d)(f)	3,200	5,632
Matador Resources Co. (Acquired 4/13/06, cost $8,451) (d)(f)	939	20,583
Nippon Gas Co. Ltd.	3,100	76,536
Showa Shell Sekiyu KK	14,400	131,523

		705,781
Paper & Forest Products — 0.0%
Ainsworth Lumber Co. Ltd. (d)	26,991	74,495
Ainsworth Lumber Co. Ltd. (b)(d)	19,432	53,545
Daio Paper Corp.	8,000	68,539
Oji Holdings Corp.	32,000	130,930

		327,509
Personal Products — 0.3%
Dr Ci:Labo Co. Ltd.	1,900	66,334
The Estee Lauder Cos., Inc., Class A	18,938	1,574,884
Kao Corp.	5,900	294,611
Kobayashi Pharmaceutical Co. Ltd.	1,700	121,652
Kose Corp.	2,500	137,879
Shiseido Co. Ltd.	10,100	179,175

		2,374,535
Pharmaceuticals — 1.8%
Astellas Pharma, Inc.	23,600	386,684
AstraZeneca PLC	52,568	3,607,119
Chugai Pharmaceutical Co. Ltd.	8,900	280,892
Daiichi Sankyo Co. Ltd.	12,700	201,814
Eisai Co. Ltd.	4,200	298,737
Hisamitsu Pharmaceutical Co., Inc.	3,100	127,321
Kaken Pharmaceutical Co. Ltd.	3,000	86,729
KYORIN Holdings, Inc.	4,000	95,626
Kyowa Hakko Kirin Co. Ltd.	103,000	1,342,586
Mitsubishi Tanabe Pharma Corp.	11,800	202,434
Mochida Pharmaceutical Co. Ltd.	1,300	85,347
Novo Nordisk A/S, Class B	32,146	1,716,075
Ono Pharmaceutical Co. Ltd.	2,500	282,110
Otsuka Holdings Co. Ltd.	8,900	278,425
Rohto Pharmaceutical Co. Ltd.	6,900	98,074
Santen Pharmaceutical Co. Ltd.	11,000	160,444
Sawai Pharmaceutical Co. Ltd.	1,500	88,827
Shionogi & Co. Ltd.	6,200	206,401
Shire PLC	19,075	1,520,711
Sumitomo Dainippon Pharma Co. Ltd.	13,200	156,344
Taisho Pharmaceutical Holdings Co. Ltd.	2,600	193,186
Takeda Pharmaceutical Co. Ltd.	8,300	414,319
Teva Pharmaceutical Industries Ltd. — ADR	26,980	1,680,854
Towa Pharmaceutical Co. Ltd.	1,100	62,885
Tsumura & Co.	3,100	76,558

		13,650,502
Professional Services — 0.6%
Bureau Veritas SA	30,060	644,927
Meitec Corp.	2,500	83,603
Nihon M&A Center, Inc.	3,000	103,382
Randstad Holding NV	11,715	710,160
Recruit Holdings Co. Ltd.	73,500	2,293,307

Common Stocks	Shares	Value
Professional Services (concluded)
Teleperformance	3,637	$249,249
Temp Holdings Co. Ltd.	3,200	110,412

		4,195,040
Real Estate Management & Development — 0.3%
Aeon Mall Co. Ltd.	6,000	118,819
Daikyo, Inc.	52,000	78,369
Daito Trust Construction Co. Ltd.	1,700	189,832
Daiwa House Industry Co. Ltd.	10,200	201,045
Hulic Co. Ltd.	12,600	141,574
Leopalace21 Corp. (d)	16,900	88,466
Mitsubishi Estate Co. Ltd.	14,000	324,688
Mitsui Fudosan Co. Ltd.	10,000	293,680
Nomura Real Estate Holdings, Inc.	6,000	108,055
NTT Urban Development Corp.	11,900	118,867
Relo Holdings, Inc.	900	79,625
Sumitomo Real Estate Sales Co. Ltd.	3,100	84,211
Sumitomo Realty & Development Co. Ltd.	6,000	216,008
Takara Leben Co. Ltd.	11,800	63,195
Tokyo Tatemono Co. Ltd.	13,000	95,242
Tokyu Fudosan Holdings Corp.	17,500	119,360

		2,321,036
Road & Rail — 0.3%
Central Japan Railway Co.	1,700	307,223
East Japan Railway Co.	3,600	288,482
Hankyu Hanshin Holdings, Inc.	23,000	142,080
Keio Corp.	19,000	148,809
Keisei Electric Railway Co. Ltd.	8,000	99,292
Kintetsu Corp.	37,000	135,749
Nagoya Railroad Co. Ltd.	28,000	111,806
Nankai Electric Railway Co. Ltd.	23,000	95,019
Nippon Express Co. Ltd.	33,000	184,381
Nishi-Nippon Railroad Co. Ltd.	19,000	87,045
Odakyu Electric Railway Co. Ltd.	14,000	142,589
Sankyu, Inc.	18,000	78,294
Senko Co. Ltd.	10,000	64,788
Sotetsu Holdings, Inc.	17,000	78,744
Tobu Railway Co. Ltd.	26,000	123,181
Tokyu Corp.	24,000	148,483
West Japan Railway Co.	3,200	167,777

		2,403,742
Semiconductors & Semiconductor Equipment — 0.3%
Disco Corp.	1,100	112,234
MediaTek, Inc.	114,000	1,539,657
Nuflare Technology, Inc.	900	39,990
Sanken Electric Co. Ltd.	10,000	69,089
Shindengen Electric Manufacturing Co. Ltd.	11,000	54,849
Tokyo Electron Ltd.	3,900	270,519

		2,086,338
Software — 0.3%
GungHo Online Entertainment, Inc.	40,700	158,994
Nexon Co. Ltd.	14,600	155,477
Oracle Corp.	3,500	150,618
Trend Micro, Inc.	48,700	1,604,690

		2,069,779
Specialty Retail — 3.3%
Aaron’s, Inc. (d)	5,500	155,705
ABC-Mart, Inc.	2,200	128,668
Abercrombie & Fitch Co., Class A	4,505	99,290
Advance Auto Parts, Inc.	2,404	359,855
American Eagle Outfitters, Inc.	11,506	196,522
ANN, Inc. (d)	4,104	168,387

See Notes to Financial Statements.

14	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Specialty Retail (concluded)
AOKI Holdings, Inc.	5,900	$83,391
Ascena Retail Group, Inc. (d)	12,945	187,832
AutoNation, Inc. (d)	4,685	301,386
AutoZone, Inc. (d)	820	559,371
Bed Bath & Beyond, Inc. (d)	5,496	421,955
Best Buy Co., Inc.	8,186	309,349
The Buckle, Inc.	3,670	187,500
Cabela’s, Inc. (d)	4,035	225,879
CarMax, Inc. (d)	6,572	453,534
Chico’s FAS, Inc.	9,883	174,830
CST Brands, Inc.	2,910	127,545
Dick’s Sporting Goods, Inc.	4,700	267,853
DSW, Inc., Class A	5,485	202,287
Fast Retailing Co. Ltd.	1,100	425,324
Foot Locker, Inc.	4,406	277,578
GameStop Corp., Class A	4,072	154,573
The Gap, Inc.	7,821	338,884
Genesco, Inc. (d)	2,159	153,786
GNC Holdings, Inc., Class A	5,133	251,876
Gulliver International Co. Ltd.	8,800	72,370
Hikari Tsushin, Inc.	1,500	97,148
The Home Depot, Inc.	12,208	1,386,951
Inditex SA	197,285	6,333,945
Kingfisher PLC	554,284	3,127,296
Komeri Co. Ltd.	3,000	70,647
K’s Holdings Corp.	2,700	87,311
L Brands, Inc.	5,537	522,084
Lowe’s Companies, Inc.	13,114	975,550
Lumber Liquidators Holdings, Inc. (d)	2,389	73,533
The Men’s Wearhouse, Inc.	2,747	143,393
Nitori Holdings Co. Ltd.	2,100	142,156
O’Reilly Automotive, Inc. (d)	2,440	527,626
Penske Automotive Group, Inc.	3,174	163,429
Pier 1 Imports, Inc.	9,025	126,169
Ross Stores, Inc.	5,353	563,992
Sally Beauty Holdings, Inc. (d)	6,355	218,421
Sanrio Co. Ltd.	3,700	98,837
Shimamura Co. Ltd.	1,200	111,145
Signet Jewelers Ltd.	2,558	355,025
Staples, Inc.	15,667	255,137
T-Gaia Corp.	4,300	56,879
Tiffany & Co.	2,406	211,752
The TJX Cos., Inc.	8,775	614,689
Tractor Supply Co.	4,546	386,683
Ulta Salon Cosmetics & Fragrance, Inc. (d)	2,417	364,604
United Arrows Ltd.	2,100	62,332
Urban Outfitters, Inc. (d)	5,735	261,803
USS Co. Ltd.	8,300	143,420
VT Holdings Co. Ltd.	11,400	49,926
Williams-Sonoma, Inc.	2,281	181,819
World Duty Free SpA (d)	16,520	177,645
Yamada Denki Co. Ltd.	32,600	134,245

		24,311,122
Technology Hardware, Storage & Peripherals — 0.2%
Brother Industries Ltd.	8,900	141,402
Canon, Inc.	12,400	438,728
Elecom Co. Ltd.	2,800	58,164
FUJIFILM Holdings Corp.	8,600	305,958
Konica Minolta, Inc.	16,200	164,176
NEC Corp.	58,000	170,371
Ricoh Co. Ltd.	15,100	164,189
Seiko Epson Corp.	9,200	162,944
Wacom Co. Ltd.	15,200	73,221

		1,679,153

Common Stocks	Shares	Value
Textiles, Apparel & Luxury Goods — 2.8%
adidas AG	15,236	$1,203,080
Asics Corp.	5,500	149,668
Brunello Cucinelli SpA	4,380	77,096
Carter’s, Inc.	2,614	241,717
Christian Dior SE	12,554	2,362,876
Cie Financiere Richemont SA, Registered Shares	21,887	1,758,640
Coach, Inc.	6,484	268,632
Columbia Sportswear Co.	2,727	166,074
Deckers Outdoor Corp. (d)	1,867	136,048
Fossil Group, Inc. (d)	1,321	108,916
Gerry Weber International AG	2,961	102,171
Hanesbrands, Inc.	11,600	388,716
HUGO BOSS AG	4,678	568,336
Iconix Brand Group, Inc. (d)	3,149	106,027
Kering	8,609	1,680,633
lululemon athletica, inc. (d)	2,905	185,978
Luxottica Group SpA	29,964	1,897,784
LVMH Moet Hennessy Louis Vuitton SA	36,077	6,348,916
Moncler SpA	17,680	296,393
NIKE, Inc., Class B	4,173	418,677
PVH Corp.	2,161	230,276
Ralph Lauren Corp.	1,886	248,009
Salvatore Ferragamo SpA	11,814	377,998
Seiko Holdings Corp.	13,000	65,534
Steven Madden Ltd. (d)	4,396	167,048
Tod’s SpA	2,085	188,870
Under Armour, Inc., Class A (d)	5,049	407,707
VF Corp.	5,897	444,103
Wolverine World Wide, Inc.	4,656	155,743

		20,751,666
Tobacco — 0.3%
Imperial Tobacco Group PLC	37,203	1,631,949
Japan Tobacco, Inc.	13,700	433,124

		2,065,073
Trading Companies & Distributors — 0.4%
BayWa AG	2,320	90,763
Brenntag AG	9,507	567,990
ITOCHU Corp.	22,500	243,492
Iwatani Corp.	13,000	85,163
Kanamoto Co. Ltd.	2,400	69,079
Kanematsu Corp.	34,000	49,433
Kloeckner & Co. SE (d)	6,927	65,977
Marubeni Corp.	30,000	173,445
MISUMI Group, Inc.	3,200	128,964
Mitsubishi Corp.	15,700	315,473
Mitsui & Co. Ltd.	21,700	290,610
MonotaRO Co. Ltd.	2,900	105,033
Nippon Steel & Sumikin Bussan Corp.	17,000	58,709
Nishio Rent All Co. Ltd.	2,400	69,036
Rexel SA	18,850	355,430
Sojitz Corp.	64,000	106,992
Sumitomo Corp.	19,700	210,218
Toyota Tsusho Corp.	6,700	177,266
Yuasa Trading Co. Ltd.	2,500	52,280

		3,215,353
Transportation Infrastructure — 0.6%
Abertis Infraestructuras SA	60,429	1,092,224
Aeroports de Paris	6,490	775,709
Ansaldo STS SpA	12,911	130,815
Atlantia SpA	55,254	1,450,984
Fraport AG Frankfurt Airport Services Worldwide	6,003	358,569

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015	15

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Transportation Infrastructure (concluded)
Groupe Eurotunnel SA, Registered Shares		34,682	$497,200
Hamburger Hafen und Logistik AG		4,801	100,750
Societa Iniziative Autostradali e Servizi SpA		15,108	175,843

			4,582,094
Wireless Telecommunication Services — 0.6%
KDDI Corp.		18,900	426,999
NTT DOCOMO, Inc.		29,200	510,300
SoftBank Corp.		8,900	518,331
Vodafone Group PLC		940,770	3,078,491

			4,534,121
Total Common Stocks — 41.6%			309,350,416

Corporate Bonds		Par (000)
Aerospace & Defense — 0.1%
Airbus Group Finance BV, 2.70%, 4/17/23 (b)	USD	500	502,184
Airlines — 0.0%
Ryanair Ltd., 1.88%, 6/17/21	EUR	200	226,144
Auto Components — 0.2%
AA Bond Co. Ltd., 5.50%, 7/31/22	GBP	200	299,645
Delphi Automotive PLC, 1.50%, 3/10/25	EUR	325	347,694
Faurecia, 3.13%, 6/15/22		375	404,528
Schaeffler Finance BV, 3.25%, 5/15/25		225	241,381

			1,293,248
Automobiles — 0.1%
Volkswagen International Finance NV, 2.00%, 1/14/20		400	459,982
Banks — 3.0%
Abbey National Treasury Services PLC:
4.25%, 4/12/21		500	664,108
5.25%, 2/16/29	GBP	200	399,181
Akbank TAS, 5.00%, 10/24/22	USD	200	200,900
Asian Development Bank, 2.35%, 6/21/27	JPY	20,000	204,289
Banca Monte dei Paschi di Siena SpA, 2.88%, 4/16/22	EUR	300	361,974
Banco Popular Espanol SA, 2.13%, 10/08/19		100	115,759
Bank of America Corp., 5.70%, 1/24/22	USD	600	701,543
Bank of Ireland:
1.25%, 4/09/20	EUR	150	160,432
10.00%, 12/19/22		100	147,345
Bankia SA, 4.00%, 5/22/24 (a)		400	437,023
Barclays Bank PLC, 6.00%, 1/14/21		100	132,521
CaixaBank SA, 2.63%, 3/21/24		200	252,734
Canadian Imperial Bank of Commerce, 2.60%, 7/02/15 (b)	USD	290	291,499
Carrefour Banque SA, 2.88%, 9/25/15	EUR	94	102,365
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 2.50%, 5/26/26 (a)		225	250,652
Credit Agricole SA:
2.38%, 5/20/24		200	238,945
2.63%, 3/17/27		125	137,939
Danske Bank A/S:
3.88%, 5/18/16		500	559,984
3.88%, 10/04/23 (a)		300	350,102
2.75%, 5/19/26 (a)		100	113,873
Dexia Credit Local SA, 0.63%, 1/21/22		1,600	1,741,726
Heta Asset Resolution AG, 2.38%, 12/13/22		1,300	1,525,155
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (b)	USD	680	690,200
ING Bank NV, 3.38%, 1/11/18	EUR	250	294,112

Corporate Bonds		Par (000)	Value
Banks (concluded)
Intesa Sanpaolo SpA:
1.13%, 1/14/20	EUR	350	$379,464
6.63%, 9/13/23		200	276,202
3.38%, 1/24/25		200	271,211
3.25%, 2/10/26		100	136,544
Intesa Sanpaolo Vita SpA, 5.35%, 9/18/18		100	121,902
JPMorgan Chase & Co., 1.38%, 9/16/21		525	581,836
KBC Groep NV, 2.38%, 11/25/24 (a)		600	665,902
KFW:
1.13%, 12/23/19	GBP	200	296,539
1.50%, 4/20/20	USD	5,200	5,197,228
Lloyds Bank PLC:
6.50%, 3/24/20	EUR	300	401,560
4.00%, 9/29/20		250	323,732
1.00%, 11/19/21		225	244,874
Macquarie Bank Ltd.:
2.50%, 9/18/18		200	229,254
2.60%, 6/24/19 (b)	USD	800	811,326
Nordea Bank AB, 4.88%, 5/13/21 (b)		800	877,201
The Royal Bank of Scotland PLC, 7.50%, 4/29/24	GBP	100	206,043
Société Générale SFH, 2.88%, 3/14/19	EUR	500	597,497
Swedbank AB, 3.00%, 12/05/22 (a)		384	436,376
UniCredit SpA, 3.00%, 1/31/24		180	233,210
Wells Fargo & Co., 5.38%, 11/02/43	USD	100	117,798

			22,480,060
Beverages — 0.1%
PepsiCo, Inc., 3.60%, 8/13/42		400	387,888
Biotechnology — 0.0%
Gilead Sciences, Inc., 4.50%, 2/01/45		300	331,325
Capital Markets — 0.4%
Credit Suisse AG, 1.00%, 3/12/19	EUR	525	581,877
Deutsche Bank AG:
2.75%, 2/17/25		300	331,060
4.50%, 4/01/25	USD	300	299,674
The Goldman Sachs Group, Inc., 5.75%, 1/24/22		700	817,151
Morgan Stanley, 3.75%, 2/25/23		650	680,770
UBS AG, 4.75%, 2/12/26 (a)	EUR	175	209,311

			2,919,843
Chemicals — 0.2%
Brenntag Finance BV, 5.50%, 7/19/18		400	493,310
LYB International Finance BV, 4.88%, 3/15/44	USD	100	107,415
Monsanto Co., 4.20%, 7/15/34		500	535,822

			1,136,547
Commercial Services & Supplies — 0.0%
Paprec Holding, 5.25%, 4/01/22	EUR	100	110,213
Pitney Bowes, Inc., 4.63%, 3/15/24	USD	200	209,790

			320,003
Construction & Engineering — 0.1%
ACS Actividades de Construccion y Servicios SA, 2.88%, 4/01/20	EUR	400	435,367
Consumer Finance — 0.0%
Ally Financial, Inc., 3.50%, 1/27/19	USD	139	137,263
Containers & Packaging — 0.0%
Smurfit Kappa Acquisitions, 2.75%, 2/01/25	EUR	150	164,532
Diversified Financial Services — 0.7%
American Honda Finance Corp., 1.88%, 9/04/19		500	571,556

See Notes to Financial Statements.

16	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Diversified Financial Services (concluded)
APT Pipelines Ltd.:
1.38%, 3/22/22	EUR	200	$215,544
2.00%, 3/22/27		375	405,215
AyT Cedulas Cajas X Fondo de Titulizacion, 3.75%, 6/30/25		200	267,637
Caisse Centrale du Credit Immobilier de France SA, 0.50%, 5/19/17		1,000	1,087,181
Cedulas TDA 6 Fondo de Titulizacion de Activos, 4.25%, 4/10/31		100	148,016
Fundacion Bancaria Caixa d’Estalvis i Pensions de Barcelona, 2.38%, 5/09/19		200	226,725
Imperial Tobacco Finance PLC, 3.38%, 2/26/26		170	212,365
JPMorgan Chase Bank, NA, 6.00%, 10/01/17	USD	445	492,546
LCR Finance PLC, 4.50%, 12/07/38	GBP	30	60,916
The NASDAQ OMX Group, Inc., 3.88%, 6/07/21	EUR	200	248,213
Nationwide Building Society:
3.13%, 4/03/17		100	113,643
4.13%, 3/20/23 (a)		150	173,957
1.25%, 3/03/25		700	761,313
Old Mutual PLC, 7.13%, 10/19/16	GBP	200	320,671

			5,305,498
Diversified Telecommunication Services — 0.2%
AT&T Inc., 4.80%, 6/15/44	USD	500	512,015
Sunrise Communications Holdings SA, 2.13%, 3/31/22	CHF	425	431,166
Verizon Communications, Inc.:
3.50%, 11/01/21	USD	240	250,869
6.40%, 2/15/38		200	249,315
6.55%, 9/15/43		150	195,324

			1,638,689
Electric Utilities — 0.2%
Alabama Power Co., 3.95%, 6/01/21		220	243,177
Berkshire Hathaway Energy Co., 6.50%, 9/15/37		150	203,069
Enel Finance International NV, 5.63%, 8/14/24	GBP	100	180,905
ESB Finance Ltd., 6.25%, 9/11/17	EUR	200	245,631
Georgia Power Co., 3.00%, 4/15/16	USD	390	399,682
PacifiCorp, 6.25%, 10/15/37		100	137,450

			1,409,914
Electrical Equipment — 0.0%
Vestas Wind Systems A/S, 2.75%, 3/11/22	EUR	275	293,105
Food & Staples Retailing — 0.1%
Wal-Mart Stores, Inc., 4.00%, 4/11/43	USD	500	530,369
WM Morrison Supermarkets PLC, 4.63%, 12/08/23	GBP	300	478,291

			1,008,660
Gas Utilities — 0.1%
Gas Natural Finance BV, 3.88%, 1/17/23	EUR	100	130,336
KeySpan Gas East Corp., 5.82%, 4/01/41 (b)	USD	185	245,287
Southern Gas Networks PLC, 2.50%, 2/03/25	GBP	150	220,206

			595,829
Health Care Equipment & Supplies — 0.2%
CareFusion Corp., 4.88%, 5/15/44	USD	150	166,270
Covidien International Finance SA, 3.20%, 6/15/22		500	519,243
Medtronic, Inc., 4.38%, 3/15/35 (b)		625	679,652
Mölnlycke Holding AB, 1.50%, 2/28/22	EUR	100	111,562
Stryker Corp., 4.38%, 5/15/44	USD	200	210,305

			1,687,032

Corporate Bonds		Par (000)	Value
Health Care Providers & Services — 0.1%
Laboratory Corp. of America Holdings:
3.60%, 2/01/25	USD	300	$301,224
4.70%, 2/01/45		100	102,930
McKesson Corp., 4.88%, 3/15/44		100	114,761

			518,915
Hotels, Restaurants & Leisure — 0.2%
Accor SA, 2.63%, 2/05/21	EUR	600	697,115
Merlin Entertainments PLC, 2.75%, 3/15/22		125	135,414
Wyndham Worldwide Corp.:
4.25%, 3/01/22	USD	330	344,395
3.90%, 3/01/23		200	203,860

			1,380,784
Household Durables — 0.0%
Indesit Co. SpA, 4.50%, 4/26/18	EUR	300	357,430
Independent Power and Renewable Electricity Producers — 0.1%
Comision Federal de Electricidad, 4.88%, 1/15/24	USD	200	213,000
Southern Electric Power Distribution PLC, 4.63%, 2/20/37	GBP	100	178,193

			391,193
Industrial Conglomerates — 0.1%
Smiths Group PLC, 4.13%, 5/05/17	EUR	500	575,638
Insurance — 0.3%
AIA Group Ltd., 3.13%, 3/13/23	USD	600	606,690
Allianz SE, 2.40%, 7/07/45 (a)	EUR	300	322,100
Aon PLC, 2.88%, 5/14/26		200	246,461
Aviva PLC, 6.13%, 11/14/36 (a)	GBP	100	173,820
NN Group NV:
1.00%, 3/18/22	EUR	275	294,187
4.63%, 4/08/44 (a)		200	241,902
Talanx AG, 3.13%, 2/13/23		100	124,772

			2,009,932
Internet & Catalog Retail — 0.1%
Expedia, Inc., 4.50%, 8/15/24	USD	300	303,203
The Priceline Group, Inc., 1.80%, 3/03/27	EUR	350	374,944

			678,147
Internet Software & Services — 0.1%
Alibaba Group Holding Ltd., 3.13%, 11/28/21 (b)	USD	450	453,173
Baidu, Inc.:
2.75%, 6/09/19		200	202,070
3.50%, 11/28/22		200	203,047

			858,290
IT Services — 0.1%
MasterCard Inc., 3.38%, 4/01/24		425	447,433
Life Sciences Tools & Services — 0.0%
Life Technologies Corp., 6.00%, 3/01/20		230	265,625
Media — 0.2%
Altice SA, 6.25%, 2/15/25	EUR	150	161,247
Sky PLC, 3.75%, 9/16/24 (b)	USD	425	439,384
Time Warner Cable, Inc.:
5.00%, 2/01/20		150	167,394
4.50%, 9/15/42		6	6,155
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 3.50%, 1/15/27	EUR	200	216,049
Virgin Media Finance PLC, 4.50%, 1/15/25		125	140,750

			1,130,979

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015	17

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Multi-Utilities — 0.1%
Centrica PLC, 6.38%, 3/10/22	GBP	100	$185,069
Dominion Resources, Inc., 1.95%, 8/15/16	USD	305	308,622

			493,691
Oil, Gas & Consumable Fuels — 0.3%
Enterprise Products Operating LLC, Series L, 6.30%, 9/15/17		250	279,088
Kinder Morgan, Inc., 5.30%, 12/01/34		300	309,924
Orlen Capital AB, 2.50%, 6/30/21	EUR	100	111,281
Petroleos Mexicanos:
4.88%, 1/18/24	USD	400	423,400
5.63%, 1/23/46		229	232,435
Petronas Capital Ltd., 4.50%, 3/18/45		300	301,306
Vier Gas Transport GmbH, 3.13%, 7/10/23	EUR	150	189,640

			1,847,074
Paper & Forest Products — 0.0%
Metsa Board OYJ, 4.00%, 3/13/19		100	116,530
Pharmaceuticals — 0.2%
Actavis Funding SCS:
3.80%, 3/15/25	USD	150	154,805
4.55%, 3/15/35		150	156,348
4.75%, 3/15/45		75	79,714
Bayer U.S. Finance LLC, 3.00%, 10/08/21 (b)		275	284,518
Novartis Capital Corp., 4.40%, 5/06/44		300	345,512
VRX Escrow Corp., 4.50%, 5/15/23	EUR	350	378,688

			1,399,585
Professional Services — 0.1%
Experian Finance PLC, 4.75%, 11/23/18	GBP	400	659,730
Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp., 3.50%, 1/31/23	USD	500	495,619
Gecina SA, 1.75%, 7/30/21	EUR	200	225,243
Goodman Funding Pty. Ltd., 6.38%, 4/15/21 (b)	USD	400	469,213
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		135	149,037
WEA Finance LLC/Westfield UK & Europe Finance PLC:
2.70%, 9/17/19 (b)		200	202,458
4.75%, 9/17/44 (b)		200	217,674

			1,759,244
Real Estate Management & Development — 0.2%
Citycon OYJ, 3.75%, 6/24/20	EUR	547	661,472
Grand City Properties SA, 2.00%, 10/29/21		100	111,019
Tesco Property Finance 1 PLC, 7.62%, 7/13/39	GBP	330	598,092

			1,370,583
Road & Rail — 0.1%
National Express Group PLC, 6.63%, 6/17/20		400	707,521
Network Rail Infrastructure Finance PLC, 3.00%, 9/07/23		100	164,120

			871,641
Semiconductors & Semiconductor Equipment — 0.1%
ASML Holding NV, 3.38%, 9/19/23	EUR	200	255,485
Intel Corp., 4.25%, 12/15/42	USD	200	208,373
TSMC Global Ltd., 1.63%, 4/03/18 (b)		300	297,406

			761,264

Corporate Bonds		Par (000)	Value
Software — 0.1%
Adobe Systems, Inc., 3.25%, 2/01/25	USD	400	$404,295
Specialty Retail — 0.1%
Marks & Spencer PLC, 4.75%, 6/12/25	GBP	200	334,639
O’Reilly Automotive, Inc., 3.80%, 9/01/22	USD	500	522,329

			856,968
Technology Hardware, Storage & Peripherals — 0.0%
Seagate HDD Cayman, 4.75%, 1/01/25 (b)		250	258,873
Textiles, Apparel & Luxury Goods — 0.1%
LVMH Moet Hennessy Louis Vuitton SA, 1.63%, 6/29/17 (b)		800	808,002
Thrifts & Mortgage Finance — 0.0%
Achmea Bank NV, 2.75%, 2/18/21	EUR	150	177,196
Tobacco — 0.2%
Altria Group, Inc., 2.85%, 8/09/22	USD	800	795,299
BAT International Finance PLC, 2.00%, 3/13/45	EUR	150	161,111
Imperial Tobacco Finance PLC, 4.88%, 6/07/32	GBP	100	171,933
Philip Morris International, Inc., 3.88%, 8/21/42	USD	300	295,340
Reynolds American, Inc., 4.75%, 11/01/42		200	206,295

			1,629,978
Trading Companies & Distributors — 0.0%
Travis Perkins PLC, 4.38%, 9/15/21	GBP	200	311,497
Transportation Infrastructure — 0.1%
Brisa Concessao Rodoviaria SA, 3.88%, 4/01/21	EUR	100	122,034
Manchester Airport Group Funding PLC, 4.75%, 3/31/34	GBP	100	173,857
Silk Bidco AS, 7.50%, 2/01/22	EUR	200	222,576
Transurban Finance Co. Pty. Ltd, 1.88%, 9/16/24		475	540,594

			1,059,061
Wireless Telecommunication Services — 0.3%
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)	USD	500	570,390
EE Finance PLC, 4.38%, 3/28/19	GBP	200	323,183
SK Telecom Co. Ltd., 2.13%, 5/01/18 (b)	USD	950	956,965
Telefonica Emisiones SAU, 4.71%, 1/20/20	EUR	100	127,241

			1,977,779
Total Corporate Bonds — 9.2%			68,110,470

Foreign Agency Obligations
Banco Nacional de Desenvolvimento Economico e Social, 5.75%, 9/26/23 (b)	USD	200	206,040
Caisse d’Amortissement de la Dette Sociale:
1.88%, 2/12/22 (b)		1,200	1,199,340
1.38%, 11/25/24	EUR	220	256,693
Canada Housing Trust No. 1:
2.75%, 6/15/16	CAD	400	323,761
3.35%, 12/15/20		250	220,668
2.55%, 3/15/25		140	118,164
CDP Financial, Inc., 3.15%, 7/24/24 (b)	USD	300	311,300
CNOOC Curtis Funding No. 1 Pty Ltd., 4.50%, 10/03/23 (b)		200	217,196

See Notes to Financial Statements.

18	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Foreign Agency Obligations		Par (000)	Value
Development Bank of Japan (20 Year), 1.05%, 6/20/23	JPY	50,000	$440,636
European Financial Stability Facility:
1.50%, 1/22/20	EUR	250	288,623
2.35%, 7/29/44		410	625,267
European Investment Bank:
1.25%, 5/15/18	USD	600	603,996
1.50%, 4/15/21	EUR	1,150	1,349,799
1.88%, 2/10/25	USD	1,568	1,545,488
2.15%, 1/18/27	JPY	20,000	199,840
3.88%, 6/08/37	GBP	100	188,398
FMS Wertmanagement AoeR, 0.63%, 1/30/17	USD	1,446	1,444,824
Hydro-Quebec:
8.40%, 1/15/22		405	549,795
5.00%, 2/15/50	CAD	100	115,922
Instituto de Credito Oficial, 4.75%, 4/30/20	EUR	200	259,036
Japan Bank for International Cooperation, 3.00%, 5/29/24	USD	200	212,718
Propertize BV, 0.50%, 2/27/17	EUR	500	543,241
SNCF Reseau, 5.25%, 12/07/28	GBP	60	118,802
Total Foreign Agency Obligations — 1.5%			11,339,547

Foreign Government Obligations
Australia — 0.4%
Commonwealth of Australia:
4.75%, 6/15/16	AUD	900	709,551
5.50%, 4/21/23		500	473,037
3.25%, 4/21/25		280	230,856
4.75%, 4/21/27		150	141,468
New South Wales Treasury Corp.:
6.00%, 2/01/18		400	338,658
6.00%, 5/01/30		50	52,002
Queensland Treasury Corp.:
6.25%, 2/21/20		400	360,476
4.75%, 7/21/25		100	88,865
Treasury Corp. of Victoria, 6.00%, 6/15/20		250	226,058
Western Australian Treasury Corp., 5.00%, 7/23/25		140	127,272

			2,748,243
Austria — 0.1%
Republic of Austria, 1.65%, 10/21/24	EUR	570	689,521
Belgium — 0.4%
Kingdom of Belgium:
3.50%, 6/28/17		550	640,053
2.60%, 6/22/24		920	1,189,811
0.80%, 6/22/25		400	445,316
3.75%, 6/22/45		200	365,832

			2,641,012
Brazil — 0.1%
Federative Republic of Brazil, 8.88%, 4/15/24	USD	300	396,000
Canada — 0.7%
Government of Canada:
1.75%, 3/01/19	CAD	900	742,142
8.00%, 6/01/27		370	504,451
4.00%, 6/01/41		490	544,666
Province of Alberta, 3.10%, 6/01/24		200	173,823
Province of British Columbia, 4.80%, 6/15/21		350	332,593
Province of Manitoba:
4.30%, 3/01/16		200	163,051
1.75%, 5/30/19	USD	490	495,673
3.30%, 6/02/24	CAD	140	122,806
Province of New Brunswick, 3.80%, 8/14/45		60	55,381

Foreign Government Obligations		Par (000)	Value
Canada (concluded)
Province of Ontario:
4.30%, 3/08/17	CAD	600	$505,411
6.20%, 6/02/31		400	467,222
3.50%, 6/02/43		200	178,046
Province of Quebec:
4.50%, 12/01/19		500	453,515
2.75%, 9/01/25		140	116,487
5.00%, 12/01/41		150	165,037

			5,020,304
Czech Republic — 0.0%
Czech Republic, 3.85%, 9/29/21	CZK	4,300	207,622
Denmark — 0.1%
Kingdom of Denmark:
4.00%, 11/15/19	DKK	3,200	550,304
4.50%, 11/15/39		540	146,905

			697,209
Finland — 0.1%
Republic of Finland:
1.13%, 9/15/18	EUR	20	22,440
0.63%, 9/15/20		400	438,739

			461,179
France — 0.6%
France Government Bond OAT:
1.75%, 11/25/24		1,700	2,055,329
2.50%, 5/25/30		550	737,126
3.25%, 5/25/45		1,160	1,932,743

			4,725,198
Germany — 0.2%
Federal Republic of Germany:
5.50%, 1/04/31		350	667,733
2.50%, 7/04/44		640	1,042,489

			1,710,222
Indonesia — 0.0%
Republic of Indonesia, 4.13%, 1/15/25	USD	308	316,085
Ireland — 0.3%
Republic of Ireland:
3.40%, 3/18/24	EUR	1,670	2,222,291
2.00%, 2/18/45		220	270,507

			2,492,798
Israel — 0.1%
State of Israel:
4.25%, 8/31/16	ILS	1,000	265,994
3.75%, 3/31/24		400	119,106

			385,100
Italy — 0.7%
Buoni Poliennali Del Tesoro:
1.15%, 5/15/17	EUR	1,250	1,371,122
2.15%, 12/15/21		2,350	2,732,648
3.25%, 9/01/46		700	952,743

			5,056,513
Ivory Coast — 0.0%
African Development Bank, 1.63%, 10/02/18	USD	100	101,521
Japan — 4.4%
Government of Japan (5 Year):
Series 102, 0.30%, 12/20/16	JPY	430,000	3,601,305
Series 105, 0.20%, 6/20/17		195,000	1,631,303
Series 113, 0.30%, 6/20/18		280,000	2,354,092

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015	19

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
Japan (concluded)
Government of Japan (10 Year):
Series 300, 1.50%, 3/20/19	JPY	485,000	$4,268,522
Series 309, 1.10%, 6/20/20		155,000	1,357,631
Series 313, 1.30%, 3/20/21		210,000	1,870,060
Series 323, 0.90%, 6/20/22		290,000	2,539,405
Series 325, 0.80%, 9/20/22		85,000	739,208
Government of Japan (20 Year):
Series 76, 1.90%, 3/20/25		75,000	718,202
Series 94, 2.10%, 3/20/27		370,000	3,645,559
Series 127, 1.90%, 3/20/31		82,000	794,771
Series 137, 1.70%, 6/20/32		237,000	2,216,033
Series 146, 1.70%, 9/20/33		140,000	1,299,351
Government of Japan (30 Year):
Series 26, 2.40%, 3/20/37		100,000	1,020,383
Series 36, 2.00%, 3/20/42		137,000	1,317,905
Series 42, 1.70%, 3/20/44		65,000	586,780
Government of Japan (40 Year), Series 5, 2.00%, 3/20/52		42,000	406,073
Japan Finance Organization for Municipalities:
2.00%, 5/09/16		100,000	851,068
2.38%, 2/13/25 (b)	USD	1,100	1,086,754

			32,304,405
Malaysia — 0.1%
Federation of Malaysia, 3.58%, 9/28/18	MYR	1,200	325,422
Mexico — 0.1%
United Mexican States:
6.50%, 6/09/22	MXN	7,500	513,965
7.75%, 5/29/31		1,000	74,875
8.30%, 8/15/31	USD	194	297,790

			886,630
Netherlands — 0.2%
Kingdom of the Netherlands:
0.50%, 4/15/17	EUR	400	436,209
1.25%, 1/15/19		450	508,765
1.75%, 7/15/23		220	266,437
5.50%, 1/15/28		100	175,475

			1,386,886
New Zealand — 0.0%
Government of New Zealand, 5.00%, 3/15/19	NZD	300	239,814
Norway — 0.0%
Kingdom of Norway, 2.00%, 5/24/23	NOK	800	104,087
Panama — 0.0%
Republic of Panama, 4.00%, 9/22/24	USD	200	209,500
Poland — 0.1%
Republic of Poland:
1.63%, 1/15/19	EUR	400	452,291
5.13%, 4/21/21	USD	200	229,760
5.00%, 3/23/22		250	287,188

			969,239
Singapore — 0.0%
Republic of Singapore, 2.25%, 6/01/21	SGD	350	257,371
South Africa — 0.1%
Republic of South Africa:
5.50%, 3/09/20	USD	100	109,687
7.00%, 2/28/31	ZAR	3,000	220,801
8.75%, 2/28/48		700	59,918

			390,406

Foreign Government Obligations		Par (000)	Value
Spain — 0.6%
Kingdom of Spain:
2.10%, 4/30/17	EUR	600	$671,529
3.80%, 4/30/24		1,000	1,320,150
1.60%, 4/30/25		930	1,035,826
5.15%, 10/31/28		1,020	1,581,010

			4,608,515
Sweden — 0.1%
Kingdom of Sweden:
3.75%, 8/12/17	SEK	6,000	763,837
3.50%, 6/01/22		1,000	143,286
2.50%, 5/12/25		540	75,412

			982,535
Thailand — 0.1%
Kingdom of Thailand:
3.45%, 3/08/19	THB	13,500	434,306
4.85%, 6/17/61		3,000	108,063

			542,369
Turkey — 0.0%
Republic of Turkey, 8.80%, 11/14/18	TRY	600	234,104
United Kingdom — 1.2%
United Kingdom Gilt:
1.75%, 1/22/17	GBP	1,500	2,278,269
3.75%, 9/07/19		200	332,028
3.75%, 9/07/21		250	427,291
5.00%, 3/07/25		800	1,557,961
4.25%, 6/07/32		650	1,268,326
4.50%, 12/07/42		990	2,134,053
4.25%, 12/07/55		320	725,766
3.50%, 7/22/68		100	203,892

			8,927,586
Total Foreign Government Obligations — 10.8%			80,017,396

Investment Companies — 3.2%		Shares
iShares 1-3 Year Credit Bond ETF (g)		221,827	23,409,403

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 0.4%
Fosse Master Issuer PLC, Series 2015-1X, Class A3, 0.82%, 10/18/54 (a)(h)	GBP	290	430,184
Granite Master Issuer PLC:
Series 2006-2, Class A4, 0.26%, 12/20/54 (a)	USD	410	408,299
Series 2007-1, Class 5A1, 0.73%, 12/20/54 (a)	GBP	124	183,606
Lanark Master Issuer PLC, Series 2014-2X, Class 1A, 0.45%, 12/22/54 (a)(h)	EUR	800	862,214
Silverstone Master Issuer PLC, Series 2015-1X, Class 1A, 0.91%, 1/21/70	GBP	445	661,478
Storm BV, Series 2014-2, Class A1, 0.32%, 3/22/51 (a)(h)	EUR	80	86,619

			2,632,400
Commercial Mortgage-Backed Securities — 0.1%
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 1/15/49 (a)	USD	30	31,263
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.22%, 8/15/48		286	300,390

See Notes to Financial Statements.

20	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class AJ, 5.79%, 7/10/38 (a)	USD	170	$173,991
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB14, Class AM, 5.43%, 12/12/44 (a)		180	184,595
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class AM, 5.46%, 2/15/40		165	176,256

			866,495
Total Non-Agency Mortgage-Backed Securities — 0.5%			3,498,895

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.2%
Fannie Mae, 6.63%, 11/15/30		200	301,019
Federal Home Loan Bank, 5.63%, 6/13/16		890	944,610
Small Business Administration Participation Certificates, Series 1997-20F, Class 1, 7.20%, 6/01/17		40	41,996
Tennessee Valley Authority, 5.25%, 9/15/39		145	189,863

			1,477,488
Collateralized Mortgage Obligations — 0.0%
Freddie Mac:
Series K712, Class A2, 1.87%, 11/25/19		180	181,944
Series K029, Class A2, 3.32%, 2/25/23		130	139,770

			321,714
Mortgage-Backed Securities — 3.3%
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/30 (i)		640	657,300
3.00%, 4/01/30-4/01/45 (i)		2,380	2,446,665
3.50%, 4/01/30-4/01/45 (i)		2,850	3,003,272
4.00%, 4/01/30-4/01/45 (i)		2,240	2,390,236
4.50%, 4/01/45 (i)		950	1,036,391
5.00%, 4/01/45 (i)		540	600,455
5.50%, 4/01/45 (i)		390	439,420
6.00%, 4/01/45 (i)		340	387,866
Freddie Mac Mortgage-Backed Securities:
2.50%, 4/01/30 (i)		430	440,884
3.00%, 4/01/30-4/01/45 (i)		1,320	1,361,119
3.50%, 4/01/30-4/01/45 (i)		1,340	1,406,821
4.00%, 4/01/30-4/01/45 (i)		1,340	1,428,373
4.50%, 4/01/45 (i)		900	980,086
5.00%, 4/01/45 (i)		380	421,384
5.50%, 4/01/45 (i)		300	336,609
6.00%, 4/01/45 (i)		200	227,539
Ginnie Mae Mortgage-Backed Securities:
3.00%, 4/15/45 (i)		1,130	1,163,426
3.50%, 4/15/45 (i)		1,700	1,788,947
4.00%, 4/15/45 (i)		1,320	1,416,525
4.50%, 4/15/45 (i)		830	915,101
5.00%, 4/15/45 (i)		870	969,540
5.50%, 4/15/45 (i)		170	191,755
6.00%, 4/15/44 (i)		120	136,592

			24,146,306
Total U.S. Government Sponsored Agency Securities — 3.5%			25,945,508

U.S. Treasury Obligations	Par (000)		Value
U.S. Treasury Bonds:
5.25%, 11/15/28	USD	500	$682,539
5.38%, 2/15/31		1,000	1,420,938
5.00%, 5/15/37		570	828,460
4.38%, 5/15/41		950	1,294,821
3.00%, 5/15/42		1,068	1,165,122
3.38%, 5/15/44		500	585,742
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25		2,220	2,235,700
U.S. Treasury Notes:
0.88%, 7/15/17		4,000	4,020,000
1.00%, 6/30/19		2,380	2,355,829
2.50%, 5/15/24		500	525,234
Total U.S. Treasury Obligations — 2.0%			15,114,385
Total Long-Term Investments (Cost — $544,764,132) — 72.8%			540,686,234

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (g)(j)		211,570,778	211,570,778

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.22% (g)(j)(k)		$345	344,954
Total Short-Term Securities (Cost — $211,915,732) — 28.5%			211,915,732

Options Purchased
(Cost — $24,441) — 0.0%			55,087
Total Investments Before Options Written (Cost — $756,704,305) — 101.3%			752,657,053

Options Written
(Premiums Received — $ 266,989) — (0.0)%			(291,931)
Total Investments Net of Options Written — 101.3%			752,365,122
Liabilities in Excess of Other Assets — (1.3)%			(9,654,668)

Net Assets — 100.0%			$742,710,454

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015	21

Schedule of Investments (continued)

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(d)	Non-income producing security.

(e)	Security, or a portion of security, is on loan.

(f)	Restricted security as to resale. As of report date, the Fund held less than 0.01% of its net assets, with a current value of $26,215 and an original cost of $56,451 of its net assets.

(g)	During the six months ended March 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2014	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at March 31, 2015	Value at March 31, 2015	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	420,264,224	—		208,693,446	[1]	211,570,778	$211,570,778	$79,525	$28,007
BlackRock Liquidity Series, LLC, Money Market Series	—	$344,954	[2]	—		$344,954	$344,954	$4,913	—
iShares 1-3 Year Credit Bond ETF	221,827	—		—		221,827	$23,409,403	$115,184	—

[1]	Represents net shares sold.

[2]	Represents net beneficial interest purchased.

(h)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(i)	Represents or includes a TBA transaction. As of March 31, 2015, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Barclays Capital, Inc.	$4,874,515	$31,196
Citigroup Global Markets, Inc.	$4,933,685	$30,382
Deutsche Bank Securities, Inc.	$2,418,939	$13,107
Goldman Sachs & Co.	$6,704,561	$47,359
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$795,722	$8,166
Morgan Stanley & Co. LLC	$4,418,884	$39,602

(j)	Represents the current yield as of report date.

(k)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	As of March 31, 2015, financial futures contracts outstanding were as follows:

Contracts Long/ (Short)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
70	IBEX 35 Index	Madrid	April 2015	USD	8,648,427	$390,306
2,882	SGX CNX Nifty Index	Singapore	April 2015	USD	49,218,796	(754,366)
445	Australian Government Bonds (3 Year)	Sydney	June 2015	USD	38,180,889	174,776
111	Australian Government Bonds (10 Year)	Sydney	June 2015	USD	11,216,745	193,559
10	Canadian Government Bonds (10 Year)	Montreal	June 2015	USD	1,126,998	(688)
19	Euro-Bobl	Eurex	June 2015	USD	2,644,212	(77)
29	Euro-Schatz	Eurex	June 2015	USD	3,468,232	1,899
80	FTSE/MIB Index	Milan	June 2015	USD	9,813,982	188,544
9	Nikkei 225 Index	Osaka	June 2015	USD	1,441,531	42,918
37	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2015	USD	8,108,781	(17,223)
137	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2015	USD	16,468,899	(109,789)
79	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2015	USD	10,183,594	(72,984)
(85)	AUD Currency Futures	Chicago Mercantile	June 2015	USD	6,443,850	50,705
(33)	CHF Currency Futures	Chicago Mercantile	June 2015	USD	4,254,938	(143,869)
(91)	EUR Currency Futures	Chicago Mercantile	June 2015	USD	12,232,675	(163,092)
(734)	E-Mini S&P 500 Futures	Chicago Mercantile	June 2015	USD	75,631,360	275,165
(22)	Euro-Bund	Eurex	June 2015	USD	3,755,532	(7,528)

See Notes to Financial Statements.

22	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

Schedule of Investments (continued)

•	As of March 31, 2015, financial futures contracts outstanding were as follows: (concluded)

Contracts Long/ (Short)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(2)	Euro-Buxl	Eurex	June 2015	USD	378,831	$(24,471)
(156)	FTSE 100 Index	London	June 2015	USD	15,566,904	103,281
(168)	GBP Currency Futures	Chicago Mercantile	June 2015	USD	15,578,850	64,697
(19)	Long Gilt British	NYSE Liffe	June 2015	USD	3,403,274	(6,175)
(94)	JPY Currency Futures	Chicago Mercantile	June 2015	USD	9,806,550	(112,069)
(10)	SEK Currency Futures	Chicago Mercantile	June 2015	USD	23,228	23
(9)	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	June 2015	USD	1,474,875	4,342
(1,070)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2015	USD	234,497,187	(498,056)
(820)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2015	USD	98,572,970	(657,133)
(397)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2015	USD	51,175,781	(366,768)
(6)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	June 2015	USD	1,019,250	7,226
Total						$(1,436,847)

•	As of March 31, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	690,000	USD	215,423	Deutsche Bank AG	4/02/15	$658
BRL	840,000	USD	269,058	Deutsche Bank AG	4/02/15	(6,003)
BRL	990,000	USD	303,216	Deutsche Bank AG	4/02/15	6,814
BRL	600,000	USD	190,900	Goldman Sachs International	4/02/15	(3,004)
BRL	798,098	USD	277,103	JPMorgan Chase Bank N.A.	4/02/15	(27,170)
BRL	501,902	USD	174,120	Morgan Stanley & Co. International PLC	4/02/15	(16,944)
USD	35,971	BRL	114,128	Barclays Bank PLC	4/02/15	231
USD	430,179	BRL	1,300,000	Deutsche Bank AG	4/02/15	23,069
USD	71,942	BRL	227,799	Goldman Sachs International	4/02/15	605
USD	185,128	BRL	600,000	JPMorgan Chase Bank N.A.	4/02/15	(2,769)
USD	600,939	BRL	1,920,000	JPMorgan Chase Bank N.A.	4/02/15	(331)
USD	81,349	BRL	258,074	Morgan Stanley & Co. International PLC	4/02/15	530
AUD	3,640,000	USD	2,779,944	Westpac Banking Corp.	4/07/15	(8,725)
CAD	6,893,436	USD	5,442,692	HSBC Bank PLC	4/07/15	(471)
CHF	430,000	USD	442,790	HSBC Bank PLC	4/07/15	(182)
CZK	4,700,000	USD	183,194	HSBC Bank PLC	4/07/15	161
DKK	4,400,000	USD	632,547	HSBC Bank PLC	4/07/15	829
EUR	13,265,000	USD	14,247,407	Deutsche Bank AG	4/07/15	17,123
EUR	13,265,000	USD	14,247,407	Goldman Sachs International	4/07/15	17,123
EUR	13,265,000	USD	14,247,468	Morgan Stanley & Co. International PLC	4/07/15	17,061
EUR	13,265,000	USD	14,247,459	UBS AG	4/07/15	17,071
GBP	2,995,000	USD	4,445,883	Deutsche Bank AG	4/07/15	(3,333)
GBP	2,995,000	USD	4,445,898	Goldman Sachs International	4/07/15	(3,348)
GBP	300,000	USD	463,514	JPMorgan Chase Bank N.A.	4/07/15	(18,518)
GBP	2,990,000	USD	4,438,655	Morgan Stanley & Co. International PLC	4/07/15	(3,522)
GBP	2,995,000	USD	4,445,868	UBS AG	4/07/15	(3,318)
ILS	2,000,000	USD	502,940	HSBC Bank PLC	4/07/15	(342)
JPY	965,900,000	USD	8,054,201	Deutsche Bank AG	4/07/15	229
JPY	965,900,000	USD	8,054,872	Goldman Sachs International	4/07/15	(442)
JPY	965,900,000	USD	8,054,201	Morgan Stanley & Co. International PLC	4/07/15	229
JPY	965,900,000	USD	8,054,818	UBS AG	4/07/15	(388)
MXN	10,150,000	USD	666,222	HSBC Bank PLC	4/07/15	(1,119)
NOK	5,350,000	USD	663,846	HSBC Bank PLC	4/07/15	139
NZD	350,000	USD	262,342	Westpac Banking Corp.	4/07/15	(871)

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015	23

Schedule of Investments (continued)

As of March 31, 2015, forward foreign currency exchange contracts outstanding were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK	11,400,000	USD	1,321,971	HSBC Bank PLC	4/07/15	$1,882
SGD	400,000	USD	291,585	HSBC Bank PLC	4/07/15	(164)
THB	19,200,000	USD	589,929	HSBC Bank PLC	4/07/15	(87)
TRY	600,000	USD	231,080	HSBC Bank PLC	4/07/15	(684)
USD	2,843,572	AUD	3,640,000	UBS AG	4/07/15	72,353
USD	373,203	CAD	470,000	Citibank N.A.	4/07/15	2,148
USD	5,141,443	CAD	6,423,436	UBS AG	4/07/15	70,277
USD	454,173	CHF	430,000	Deutsche Bank AG	4/07/15	11,565
USD	191,859	CZK	4,700,000	Deutsche Bank AG	4/07/15	8,504
USD	662,122	DKK	4,400,000	UBS AG	4/07/15	28,745
USD	271,559	EUR	250,000	Citibank N.A.	4/07/15	2,722
USD	14,452,197	EUR	12,880,000	Deutsche Bank AG	4/07/15	601,677
USD	850,252	EUR	800,000	Goldman Sachs International	4/07/15	(10,029)
USD	561,041	EUR	500,000	JPMorgan Chase Bank N.A.	4/07/15	23,366
USD	14,441,182	EUR	12,870,000	JPMorgan Chase Bank N.A.	4/07/15	601,416
USD	14,452,326	EUR	12,880,000	Morgan Stanley & Co. International PLC	4/07/15	601,806
USD	14,452,339	EUR	12,880,000	UBS AG	4/07/15	601,819
USD	1,828,108	GBP	1,210,000	Citibank N.A.	4/07/15	33,288
USD	3,962,976	GBP	2,565,000	Deutsche Bank AG	4/07/15	158,255
USD	440,374	GBP	300,000	Goldman Sachs International	4/07/15	(4,623)
USD	3,970,591	GBP	2,570,000	JPMorgan Chase Bank N.A.	4/07/15	158,453
USD	3,963,035	GBP	2,565,000	Morgan Stanley & Co. International PLC	4/07/15	158,314
USD	736,678	GBP	500,000	UBS AG	4/07/15	(4,983)
USD	3,963,043	GBP	2,565,000	UBS AG	4/07/15	158,322
USD	501,637	ILS	2,000,000	Deutsche Bank AG	4/07/15	(961)
USD	7,930,789	JPY	947,650,000	Deutsche Bank AG	4/07/15	28,542
USD	610,933	JPY	73,000,000	JPMorgan Chase Bank N.A.	4/07/15	2,202
USD	7,930,789	JPY	947,650,000	JPMorgan Chase Bank N.A.	4/07/15	28,542
USD	7,931,061	JPY	947,650,000	Morgan Stanley & Co. International PLC	4/07/15	28,814
USD	7,930,789	JPY	947,650,000	UBS AG	4/07/15	28,542
USD	106,396	MXN	1,650,000	Citibank N.A.	4/07/15	(1,724)
USD	567,120	MXN	8,500,000	Deutsche Bank AG	4/07/15	10,137
USD	700,496	NOK	5,350,000	Deutsche Bank AG	4/07/15	36,511
USD	263,988	NZD	350,000	Deutsche Bank AG	4/07/15	2,516
USD	1,367,210	SEK	11,400,000	Deutsche Bank AG	4/07/15	43,356
USD	293,794	SGD	400,000	Deutsche Bank AG	4/07/15	2,373
USD	592,410	THB	19,200,000	Deutsche Bank AG	4/07/15	2,568
USD	228,753	TRY	600,000	Citibank N.A.	4/07/15	(1,644)
USD	255,982	ZAR	3,000,000	UBS AG	4/07/15	8,944
ZAR	3,000,000	USD	247,399	HSBC Bank PLC	4/07/15	(361)
AUD	2,220,000	USD	1,798,489	Deutsche Bank AG	4/16/15	(109,279)
CAD	2,882,000	USD	2,410,755	Credit Suisse International	4/16/15	(135,728)
BRL	1,920,000	USD	596,033	JPMorgan Chase Bank N.A.	5/05/15	(145)
USD	456,355	BRL	1,490,000	JPMorgan Chase Bank N.A.	5/05/15	(6,078)
EUR	420,000	USD	451,271	Citibank N.A.	5/06/15	557
SEK	3,200,000	USD	371,227	HSBC Bank PLC	5/06/15	547
USD	2,775,333	AUD	3,640,000	Westpac Banking Corp.	5/06/15	8,902
USD	5,440,497	CAD	6,893,436	HSBC Bank PLC	5/06/15	301
USD	443,276	CHF	430,000	HSBC Bank PLC	5/06/15	135

See Notes to Financial Statements.

24	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

Schedule of Investments (continued)

As of March 31, 2015, forward foreign currency exchange contracts outstanding were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	183,251	CZK	4,700,000	HSBC Bank PLC	5/06/15	$(179)
USD	633,149	DKK	4,400,000	HSBC Bank PLC	5/06/15	(894)
USD	14,252,779	EUR	13,265,000	Deutsche Bank AG	5/06/15	(17,463)
USD	14,253,044	EUR	13,265,000	Goldman Sachs International	5/06/15	(17,198)
USD	14,252,794	EUR	13,265,000	Morgan Stanley & Co. International PLC	5/06/15	(17,447)
USD	14,252,528	EUR	13,265,000	UBS AG	5/06/15	(17,714)
USD	4,445,149	GBP	2,995,000	Deutsche Bank AG	5/06/15	3,486
USD	4,445,104	GBP	2,995,000	Goldman Sachs International	5/06/15	3,441
USD	4,437,809	GBP	2,990,000	Morgan Stanley & Co. International PLC	5/06/15	3,561
USD	4,445,083	GBP	2,995,000	UBS AG	5/06/15	3,420
USD	502,883	ILS	2,000,000	HSBC Bank PLC	5/06/15	290
USD	664,909	MXN	10,150,000	HSBC Bank PLC	5/06/15	1,135
USD	663,236	NOK	5,350,000	HSBC Bank PLC	5/06/15	(177)
USD	261,601	NZD	350,000	Westpac Banking Corp.	5/06/15	901
USD	1,322,496	SEK	11,400,000	HSBC Bank PLC	5/06/15	(1,950)
USD	291,345	SGD	400,000	HSBC Bank PLC	5/06/15	136
USD	588,392	THB	19,200,000	HSBC Bank PLC	5/06/15	(661)
USD	229,279	TRY	600,000	HSBC Bank PLC	5/06/15	757
USD	246,221	ZAR	3,000,000	HSBC Bank PLC	5/06/15	403
GBP	2,548,000	USD	3,746,363	Goldman Sachs International	5/07/15	32,362
JPY	25,000,000	USD	208,559	Barclays Bank PLC	5/07/15	3
USD	3,832,332	GBP	2,548,000	Citibank N.A.	5/07/15	53,607
USD	8,057,224	JPY	965,900,000	Deutsche Bank AG	5/07/15	(794)
USD	8,057,862	JPY	965,900,000	Goldman Sachs International	5/07/15	(155)
USD	8,057,392	JPY	965,900,000	Morgan Stanley & Co. International PLC	5/07/15	(626)
USD	208,556	JPY	25,000,000	UBS AG	5/07/15	(6)
USD	8,057,775	JPY	965,900,000	UBS AG	5/07/15	(243)
AUD	270,000	USD	209,712	Bank of America N.A.	6/10/15	(4,895)
AUD	550,000	USD	422,494	Bank of America N.A.	6/10/15	(5,273)
AUD	134,000	USD	104,543	Barclays Bank PLC	6/10/15	(2,893)
AUD	291,555	USD	222,267	Barclays Bank PLC	6/10/15	(1,099)
AUD	269,000	USD	208,978	Citibank N.A.	6/10/15	(4,920)
AUD	979,000	USD	748,246	Credit Suisse International	6/10/15	(5,594)
AUD	124,505	USD	94,452	Goldman Sachs International	6/10/15	(5)
AUD	44,000	USD	33,792	HSBC Bank PLC	6/10/15	(414)
AUD	306,000	USD	240,749	JPMorgan Chase Bank N.A.	6/10/15	(8,623)
AUD	404,000	USD	317,852	JPMorgan Chase Bank N.A.	6/10/15	(11,385)
AUD	713,000	USD	542,600	JPMorgan Chase Bank N.A.	6/10/15	(1,731)
AUD	81,495	USD	61,730	UBS AG	6/10/15	91
AUD	256,446	USD	195,501	UBS AG	6/10/15	(966)
AUD	1,600,000	USD	1,230,336	UBS AG	6/10/15	(16,605)
AUD	2,730,999	USD	2,100,029	UBS AG	6/10/15	(28,342)
CAD	738,000	USD	582,187	Citibank N.A.	6/10/15	(62)
CAD	94,000	USD	73,801	Royal Bank of Canada	6/10/15	345
EUR	65,690	PLN	270,000	Barclays Bank PLC	6/10/15	(377)
EUR	176,234	PLN	730,000	Barclays Bank PLC	6/10/15	(2,497)
EUR	175,595	PLN	730,000	Credit Suisse International	6/10/15	(3,184)
EUR	246,662	PLN	1,020,000	Credit Suisse International	6/10/15	(3,039)
EUR	243,000	USD	257,414	Barclays Bank PLC	6/10/15	4,127

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015	25

Schedule of Investments (continued)

As of March 31, 2015, forward foreign currency exchange contracts outstanding were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	315,000	USD	346,261	Barclays Bank PLC	6/10/15	$(7,226)
EUR	190,000	USD	200,373	BNP Paribas S.A.	6/10/15	4,124
EUR	417,000	USD	454,578	Citibank N.A.	6/10/15	(5,761)
EUR	760,000	USD	830,616	Citibank N.A.	6/10/15	(12,628)
EUR	283,000	USD	307,921	Credit Suisse International	6/10/15	(3,328)
EUR	343,000	USD	372,666	Credit Suisse International	6/10/15	(3,495)
EUR	565,000	USD	598,618	Credit Suisse International	6/10/15	9,492
EUR	93,000	USD	98,593	Deutsche Bank AG	6/10/15	1,503
EUR	1,073,000	USD	1,166,957	Goldman Sachs International	6/10/15	(12,087)
EUR	190,000	USD	200,068	HSBC Bank PLC	6/10/15	4,429
EUR	786,000	USD	854,852	HSBC Bank PLC	6/10/15	(8,880)
EUR	190,000	USD	200,526	JPMorgan Chase Bank N.A.	6/10/15	3,971
EUR	423,000	USD	448,633	JPMorgan Chase Bank N.A.	6/10/15	6,642
EUR	1,070,000	USD	1,171,051	JPMorgan Chase Bank N.A.	6/10/15	(19,410)
EUR	512,000	USD	563,064	Morgan Stanley & Co. International PLC	6/10/15	(11,998)
EUR	900,000	USD	961,817	Morgan Stanley & Co. International PLC	6/10/15	6,853
EUR	925,000	USD	1,015,747	State Street Bank and Trust Co.	6/10/15	(20,169)
EUR	216,000	USD	227,727	UBS AG	6/10/15	4,754
EUR	260,000	USD	280,584	UBS AG	6/10/15	(746)
EUR	260,000	USD	282,632	UBS AG	6/10/15	(2,794)
EUR	262,000	USD	278,498	UBS AG	6/10/15	3,493
GBP	61,000	USD	91,978	Barclays Bank PLC	6/10/15	(1,535)
GBP	85,000	USD	128,293	Barclays Bank PLC	6/10/15	(2,266)
GBP	170,000	USD	252,131	Barclays Bank PLC	6/10/15	(76)
GBP	240,000	USD	354,708	Barclays Bank PLC	6/10/15	1,134
GBP	291,204	USD	431,417	Barclays Bank PLC	6/10/15	344
GBP	296,000	USD	441,885	Barclays Bank PLC	6/10/15	(3,013)
GBP	563,193	USD	847,048	Barclays Bank PLC	6/10/15	(12,016)
GBP	170,442	USD	252,418	Citibank N.A.	6/10/15	293
GBP	1,031,000	USD	1,529,824	Citibank N.A.	6/10/15	(1,185)
GBP	170,000	USD	252,060	Credit Suisse International	6/10/15	(5)
GBP	458,000	USD	680,037	Credit Suisse International	6/10/15	(972)
GBP	511,000	USD	771,745	Credit Suisse International	6/10/15	(14,098)
GBP	50,000	USD	74,465	Goldman Sachs International	6/10/15	(331)
GBP	55,807	USD	83,944	Goldman Sachs International	6/10/15	(1,200)
GBP	136,354	USD	201,905	Goldman Sachs International	6/10/15	263
GBP	192,000	USD	287,011	Goldman Sachs International	6/10/15	(2,337)
GBP	163,000	USD	241,443	HSBC Bank PLC	6/10/15	233
GBP	282,000	USD	422,143	HSBC Bank PLC	6/10/15	(4,028)
GBP	420,000	USD	634,570	HSBC Bank PLC	6/10/15	(11,847)
GBP	455,000	USD	676,234	HSBC Bank PLC	6/10/15	(1,617)
GBP	60,000	USD	88,778	JPMorgan Chase Bank N.A.	6/10/15	183
GBP	172,000	USD	255,639	UBS AG	6/10/15	(619)
INR	17,100,000	USD	271,127	Credit Suisse International	6/10/15	(2,103)
INR	12,100,000	USD	190,611	HSBC Bank PLC	6/10/15	(249)
INR	13,500,000	USD	214,082	Morgan Stanley & Co. International PLC	6/10/15	(1,694)
INR	16,900,000	USD	265,713	UBS AG	6/10/15	165
INR	19,300,000	USD	303,889	UBS AG	6/10/15	(254)
JPY	24,915,000	USD	208,637	Bank of America N.A.	6/10/15	(693)

See Notes to Financial Statements.

26	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

Schedule of Investments (continued)

As of March 31, 2015, forward foreign currency exchange contracts outstanding were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	24,915,000	USD	208,672	Bank of America N.A.	6/10/15	$(728)
JPY	27,250,000	USD	225,322	Bank of America N.A.	6/10/15	2,110
JPY	27,250,000	USD	225,565	Bank of America N.A.	6/10/15	1,867
JPY	39,500,000	USD	332,028	Bank of America N.A.	6/10/15	(2,355)
JPY	42,400,000	USD	354,148	Bank of America N.A.	6/10/15	(271)
JPY	9,200,000	USD	75,991	Barclays Bank PLC	6/10/15	794
JPY	13,800,000	USD	115,927	Barclays Bank PLC	6/10/15	(751)
JPY	15,500,000	USD	129,355	Barclays Bank PLC	6/10/15	11
JPY	16,600,000	USD	137,434	Barclays Bank PLC	6/10/15	1,112
JPY	16,968,652	USD	140,190	Barclays Bank PLC	6/10/15	1,433
JPY	37,400,000	USD	314,518	Barclays Bank PLC	6/10/15	(2,372)
JPY	25,670,000	USD	215,122	BNP Paribas S.A.	6/10/15	(877)
JPY	40,200,000	USD	336,495	Citibank N.A.	6/10/15	(980)
JPY	111,400,000	USD	935,817	Citibank N.A.	6/10/15	(6,056)
JPY	41,481,392	USD	342,678	Credit Suisse International	6/10/15	3,532
JPY	7,500,000	USD	61,871	Goldman Sachs International	6/10/15	726
JPY	16,886,562	USD	139,579	Goldman Sachs International	6/10/15	1,359
JPY	27,149,956	USD	224,304	Goldman Sachs International	6/10/15	2,294
JPY	37,500,000	USD	309,353	Goldman Sachs International	6/10/15	3,628
JPY	6,500,000	USD	53,809	HSBC Bank PLC	6/10/15	441
JPY	6,513,438	USD	53,846	Morgan Stanley & Co. International PLC	6/10/15	516
JPY	15,900,000	USD	131,389	UBS AG	6/10/15	1,315
JPY	11,700,000	USD	98,148	Westpac Banking Corp.	6/10/15	(498)
KRW	237,600,000	USD	214,247	Barclays Bank PLC	6/10/15	(578)
KRW	299,300,000	USD	268,647	HSBC Bank PLC	6/10/15	508
KRW	299,500,000	USD	270,796	JPMorgan Chase Bank N.A.	6/10/15	(1,461)
KRW	343,800,000	USD	305,654	JPMorgan Chase Bank N.A.	6/10/15	3,519
KRW	213,700,000	USD	189,703	Morgan Stanley & Co. International PLC	6/10/15	2,474
MXN	3,190,000	USD	212,064	Credit Suisse International	6/10/15	(3,952)
MXN	4,060,000	USD	271,133	Credit Suisse International	6/10/15	(6,264)
MXN	4,100,000	USD	263,395	Credit Suisse International	6/10/15	4,084
MXN	2,788,396	USD	180,224	Deutsche Bank AG	6/10/15	1,687
MXN	181,604	USD	11,740	Morgan Stanley & Co. International PLC	6/10/15	108
MXN	4,710,000	USD	306,333	Morgan Stanley & Co. International PLC	6/10/15	941
MYR	1,480,000	USD	399,568	JPMorgan Chase Bank N.A.	6/10/15	(2,421)
NOK	130,123	USD	16,596	Barclays Bank PLC	6/10/15	(475)
NOK	600,160	USD	73,538	Credit Suisse International	6/10/15	816
NOK	1,442,000	USD	179,165	Credit Suisse International	6/10/15	(514)
NOK	1,580,000	USD	193,593	Credit Suisse International	6/10/15	2,154
NOK	2,160,000	USD	265,930	Credit Suisse International	6/10/15	1,674
NOK	2,195,000	USD	272,226	Credit Suisse International	6/10/15	(286)
NOK	2,228,000	USD	275,094	Credit Suisse International	6/10/15	935
NOK	4,093,000	USD	501,525	Credit Suisse International	6/10/15	5,560
NOK	2,160,000	USD	266,791	Goldman Sachs International	6/10/15	813
NOK	128,000	USD	15,363	HSBC Bank PLC	6/10/15	495
NOK	765,000	USD	93,793	HSBC Bank PLC	6/10/15	983
NOK	1,880,000	USD	230,392	HSBC Bank PLC	6/10/15	2,523
NOK	1,707,000	USD	211,875	JPMorgan Chase Bank N.A.	6/10/15	(393)
NOK	1,945,000	USD	247,103	JPMorgan Chase Bank N.A.	6/10/15	(6,136)

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015	27

Schedule of Investments (continued)

As of March 31, 2015, forward foreign currency exchange contracts outstanding were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	2,593,000	USD	318,648	JPMorgan Chase Bank N.A.	6/10/15	$2,601
NOK	3,082,840	USD	377,397	JPMorgan Chase Bank N.A.	6/10/15	4,538
NOK	3,374,000	USD	414,430	JPMorgan Chase Bank N.A.	6/10/15	3,577
NOK	5,160,000	USD	632,577	JPMorgan Chase Bank N.A.	6/10/15	6,699
NOK	234,877	USD	29,948	UBS AG	6/10/15	(849)
NOK	2,190,000	USD	276,875	UBS AG	6/10/15	(5,554)
NZD	281,000	USD	205,855	Goldman Sachs International	6/10/15	2,760
PLN	730,000	EUR	175,976	Barclays Bank PLC	6/10/15	2,775
PLN	1,020,000	EUR	246,557	Barclays Bank PLC	6/10/15	3,153
PLN	810,000	EUR	196,243	Credit Suisse International	6/10/15	2,021
PLN	1,000,000	EUR	242,550	Credit Suisse International	6/10/15	2,200
PLN	1,200,000	EUR	289,500	Credit Suisse International	6/10/15	4,319
SEK	4,960,000	USD	587,148	Barclays Bank PLC	6/10/15	(10,566)
SEK	5,235,000	USD	619,701	Barclays Bank PLC	6/10/15	(11,152)
SEK	2,636,000	USD	305,386	Credit Suisse International	6/10/15	1,039
SEK	2,970,000	USD	344,773	Credit Suisse International	6/10/15	478
SEK	3,865,000	USD	457,224	Credit Suisse International	6/10/15	(7,932)
SEK	4,961,000	USD	587,397	UBS AG	6/10/15	(10,700)
SEK	5,231,000	USD	619,366	UBS AG	6/10/15	(11,282)
TRY	39,102	USD	14,760	Barclays Bank PLC	6/10/15	9
TRY	445,225	USD	171,488	Barclays Bank PLC	6/10/15	(3,324)
TRY	244,775	USD	94,213	Deutsche Bank AG	6/10/15	(1,760)
TRY	470,898	USD	177,704	Deutsche Bank AG	6/10/15	157
TRY	560,000	USD	215,062	JPMorgan Chase Bank N.A.	6/10/15	(3,547)
TRY	810,000	USD	305,603	Morgan Stanley & Co. International PLC	6/10/15	339
USD	653,901	AUD	847,000	Citibank N.A.	6/10/15	11,382
USD	56,468	AUD	72,871	Credit Suisse International	6/10/15	1,190
USD	71,320	AUD	91,000	Credit Suisse International	6/10/15	2,289
USD	84,392	AUD	109,000	Credit Suisse International	6/10/15	1,707
USD	370,936	AUD	485,000	Credit Suisse International	6/10/15	3,023
USD	32,802	AUD	42,336	Deutsche Bank AG	6/10/15	686
USD	62,314	AUD	80,209	Goldman Sachs International	6/10/15	1,470
USD	275,046	AUD	359,000	Goldman Sachs International	6/10/15	2,715
USD	375,781	AUD	490,000	Goldman Sachs International	6/10/15	4,076
USD	826,789	AUD	1,070,000	Goldman Sachs International	6/10/15	15,106
USD	1,297,984	AUD	1,702,000	Goldman Sachs International	6/10/15	6,878
USD	80,640	AUD	105,000	HSBC Bank PLC	6/10/15	989
USD	189,324	AUD	250,000	HSBC Bank PLC	6/10/15	(321)
USD	159,298	AUD	205,000	JPMorgan Chase Bank N.A.	6/10/15	3,788
USD	422,114	AUD	550,000	JPMorgan Chase Bank N.A.	6/10/15	4,894
USD	8,201	AUD	10,584	Morgan Stanley & Co. International PLC	6/10/15	172
USD	279,660	AUD	369,638	UBS AG	6/10/15	(741)
USD	40,046	AUD	52,000	Westpac Banking Corp.	6/10/15	600
USD	124,496	AUD	164,362	Westpac Banking Corp.	6/10/15	(186)
USD	164,225	AUD	216,000	Westpac Banking Corp.	6/10/15	371
USD	832,259	AUD	1,075,000	Westpac Banking Corp.	6/10/15	16,783
USD	419,734	CAD	524,000	Barclays Bank PLC	6/10/15	6,410
USD	94,368	CAD	118,000	BNP Paribas S.A.	6/10/15	1,291
USD	123,958	CAD	155,000	BNP Paribas S.A.	6/10/15	1,696

See Notes to Financial Statements.

28	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

Schedule of Investments (continued)

As of March 31, 2015, forward foreign currency exchange contracts outstanding were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	169,945	CAD	214,000	Citibank N.A.	6/10/15	$1,145
USD	258,701	CAD	329,000	JPMorgan Chase Bank N.A.	6/10/15	(810)
USD	1,227,883	CAD	1,547,000	UBS AG	6/10/15	7,629
USD	2,110,498	CAD	2,659,000	UBS AG	6/10/15	13,114
USD	1,265,252	EUR	1,177,000	Citibank N.A.	6/10/15	(1,554)
USD	300,572	EUR	275,000	Credit Suisse International	6/10/15	4,590
USD	426,092	EUR	399,000	Credit Suisse International	6/10/15	(3,352)
USD	461,493	EUR	430,000	Credit Suisse International	6/10/15	(1,316)
USD	419,866	EUR	390,000	Deutsche Bank AG	6/10/15	109
USD	151,272	EUR	137,000	Goldman Sachs International	6/10/15	3,819
USD	201,019	EUR	184,863	Goldman Sachs International	6/10/15	2,051
USD	278,184	EUR	256,137	Goldman Sachs International	6/10/15	2,504
USD	373,035	EUR	343,000	Goldman Sachs International	6/10/15	3,864
USD	813,499	EUR	748,000	Goldman Sachs International	6/10/15	8,426
USD	421,939	EUR	393,000	HSBC Bank PLC	6/10/15	(1,047)
USD	799,588	EUR	759,000	JPMorgan Chase Bank N.A.	6/10/15	(17,324)
USD	306,575	EUR	285,000	Morgan Stanley & Co. International PLC	6/10/15	(170)
USD	810,796	EUR	744,000	Morgan Stanley & Co. International PLC	6/10/15	10,029
USD	375,730	EUR	342,000	State Street Bank and Trust Co.	6/10/15	7,635
USD	71,452	EUR	66,000	UBS AG	6/10/15	416
USD	220,852	EUR	204,000	UBS AG	6/10/15	1,287
USD	14,831	GBP	10,000	Barclays Bank PLC	6/10/15	5
USD	67,815	GBP	45,775	Barclays Bank PLC	6/10/15	(54)
USD	351,953	GBP	236,000	Barclays Bank PLC	6/10/15	2,041
USD	39,678	GBP	26,792	Citibank N.A.	6/10/15	(46)
USD	19,275	GBP	13,000	Credit Suisse International	6/10/15	—
USD	101,464	GBP	68,000	Credit Suisse International	6/10/15	642
USD	129,749	GBP	87,000	Credit Suisse International	6/10/15	756
USD	31,738	GBP	21,434	Goldman Sachs International	6/10/15	(41)
USD	141,684	GBP	96,000	Goldman Sachs International	6/10/15	(653)
USD	147,001	GBP	99,000	Goldman Sachs International	6/10/15	216
USD	384,176	GBP	257,000	Goldman Sachs International	6/10/15	3,129
USD	436,996	GBP	294,333	Goldman Sachs International	6/10/15	597
USD	57,471	GBP	39,000	HSBC Bank PLC	6/10/15	(354)
USD	78,849	GBP	53,000	HSBC Bank PLC	6/10/15	267
USD	128,299	GBP	85,000	HSBC Bank PLC	6/10/15	2,272
USD	140,181	GBP	93,000	HSBC Bank PLC	6/10/15	2,292
USD	205,278	GBP	136,000	HSBC Bank PLC	6/10/15	3,635
USD	237,889	GBP	160,000	HSBC Bank PLC	6/10/15	661
USD	1,420,345	GBP	941,000	HSBC Bank PLC	6/10/15	25,148
USD	243,282	GBP	164,000	JPMorgan Chase Bank N.A.	6/10/15	123
USD	1,289,289	GBP	867,000	JPMorgan Chase Bank N.A.	6/10/15	3,809
USD	1,052,382	GBP	705,000	State Street Bank and Trust Co.	6/10/15	7,096
USD	90,871	GBP	61,000	UBS AG	6/10/15	428
USD	208,798	GBP	140,667	UBS AG	6/10/15	234
USD	183,271	INR	11,700,000	HSBC Bank PLC	6/10/15	(798)
USD	189,804	INR	12,100,000	HSBC Bank PLC	6/10/15	(558)
USD	63,032	INR	4,000,000	Morgan Stanley & Co. International PLC	6/10/15	102
USD	265,348	INR	16,900,000	UBS AG	6/10/15	(530)

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015	29

Schedule of Investments (continued)

As of March 31, 2015, forward foreign currency exchange contracts outstanding were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	180,286	JPY	21,700,000	Bank of America N.A.	6/10/15	$(826)
USD	113,263	JPY	13,605,836	Barclays Bank PLC	6/10/15	(294)
USD	132,707	JPY	16,100,000	Barclays Bank PLC	6/10/15	(1,666)
USD	237,049	JPY	28,476,909	Barclays Bank PLC	6/10/15	(624)
USD	215,670	JPY	26,100,000	Citibank N.A.	6/10/15	(2,164)
USD	68,620	JPY	8,238,215	Credit Suisse International	6/10/15	(137)
USD	206,363	JPY	25,000,000	Credit Suisse International	6/10/15	(2,291)
USD	413,423	JPY	49,900,000	Credit Suisse International	6/10/15	(3,049)
USD	75,825	JPY	9,200,000	Goldman Sachs International	6/10/15	(959)
USD	154,635	JPY	18,500,000	Goldman Sachs International	6/10/15	231
USD	194,381	JPY	23,200,000	Goldman Sachs International	6/10/15	750
USD	216,915	JPY	26,200,000	Goldman Sachs International	6/10/15	(1,755)
USD	817,594	JPY	99,200,000	Goldman Sachs International	6/10/15	(10,344)
USD	22,692	JPY	2,700,000	HSBC Bank PLC	6/10/15	157
USD	193,727	JPY	23,400,000	HSBC Bank PLC	6/10/15	(1,573)
USD	309,632	JPY	37,400,000	HSBC Bank PLC	6/10/15	(2,514)
USD	1,236,873	JPY	149,400,000	HSBC Bank PLC	6/10/15	(10,042)
USD	1,241,899	JPY	148,800,000	JPMorgan Chase Bank N.A.	6/10/15	(8)
USD	58,056	JPY	6,973,091	UBS AG	6/10/15	(143)
USD	113,264	JPY	13,605,949	UBS AG	6/10/15	(293)
USD	137,027	JPY	16,600,000	UBS AG	6/10/15	(1,519)
USD	211,457	JPY	25,500,000	UBS AG	6/10/15	(1,370)
USD	204,999	KRW	227,200,000	HSBC Bank PLC	6/10/15	682
USD	184,554	KRW	209,100,000	Morgan Stanley & Co. International PLC	6/10/15	(3,486)
USD	189,711	KRW	213,700,000	Morgan Stanley & Co. International PLC	6/10/15	(2,466)
USD	267,304	KRW	299,300,000	Morgan Stanley & Co. International PLC	6/10/15	(1,851)
USD	189,897	MXN	2,970,000	Credit Suisse International	6/10/15	(3,862)
USD	197,974	MXN	3,010,000	Morgan Stanley & Co. International PLC	6/10/15	1,606
USD	263,844	MXN	4,100,000	Morgan Stanley & Co. International PLC	6/10/15	(3,635)
USD	184,216	MXN	2,860,000	UBS AG	6/10/15	(2,367)
USD	323,319	MYR	1,200,000	BNP Paribas S.A.	6/10/15	1,308
USD	248,982	NOK	2,050,000	Credit Suisse International	6/10/15	(4,994)
USD	305,373	NOK	2,511,000	Credit Suisse International	6/10/15	(5,717)
USD	804,322	NOK	6,379,000	JPMorgan Chase Bank N.A.	6/10/15	14,023
USD	1,415,728	NOK	11,228,000	JPMorgan Chase Bank N.A.	6/10/15	24,683
USD	2,548	NZD	3,485	BNP Paribas S.A.	6/10/15	(39)
USD	53,040	NZD	72,548	BNP Paribas S.A.	6/10/15	(820)
USD	166,900	NZD	228,293	BNP Paribas S.A.	6/10/15	(2,585)
USD	168,879	NZD	231,000	BNP Paribas S.A.	6/10/15	(2,615)
USD	52,345	NZD	69,000	Credit Suisse International	6/10/15	1,120
USD	311,637	NZD	427,000	Credit Suisse International	6/10/15	(5,369)
USD	682,558	NZD	930,000	Credit Suisse International	6/10/15	(7,875)
USD	28,150	NZD	38,525	Goldman Sachs International	6/10/15	(450)
USD	77,840	NZD	104,849	Goldman Sachs International	6/10/15	—
USD	585,989	NZD	801,941	Goldman Sachs International	6/10/15	(9,373)
USD	69,784	NZD	94,151	UBS AG	6/10/15	(113)
USD	5,103	NZD	6,990	Westpac Banking Corp.	6/10/15	(86)
USD	106,232	NZD	145,511	Westpac Banking Corp.	6/10/15	(1,796)
USD	310,518	NZD	425,000	Westpac Banking Corp.	6/10/15	(5,003)

See Notes to Financial Statements.

30	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

Schedule of Investments (continued)

•	As of March 31, 2015, forward foreign currency exchange contracts outstanding were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	139,842	SEK	1,207,791	Barclays Bank PLC	6/10/15	$(559)
USD	139,788	SEK	1,192,457	Credit Suisse International	6/10/15	1,169
USD	149,117	SEK	1,289,000	Credit Suisse International	6/10/15	(725)
USD	177,792	SEK	1,536,000	Credit Suisse International	6/10/15	(762)
USD	271,488	SEK	2,311,000	Credit Suisse International	6/10/15	2,843
USD	397,341	SEK	3,406,000	Credit Suisse International	6/10/15	1,407
USD	181,550	SEK	1,563,000	Goldman Sachs International	6/10/15	(143)
USD	396,091	SEK	3,356,000	Goldman Sachs International	6/10/15	5,969
USD	233,435	SEK	2,015,000	HSBC Bank PLC	6/10/15	(801)
USD	118,783	SEK	1,014,543	JPMorgan Chase Bank N.A.	6/10/15	846
USD	161,665	SEK	1,380,000	JPMorgan Chase Bank N.A.	6/10/15	1,246
USD	399,688	SEK	3,454,000	JPMorgan Chase Bank N.A.	6/10/15	(1,827)
USD	404,086	SEK	3,560,000	JPMorgan Chase Bank N.A.	6/10/15	(9,750)
USD	429,833	SEK	3,685,000	JPMorgan Chase Bank N.A.	6/10/15	1,466
USD	633,493	SEK	5,465,000	JPMorgan Chase Bank N.A.	6/10/15	(1,793)
USD	1,089,413	SEK	9,250,000	JPMorgan Chase Bank N.A.	6/10/15	14,135
USD	222,581	SEK	1,923,209	UBS AG	6/10/15	(985)
USD	188,804	TRY	510,000	Credit Suisse International	6/10/15	(3,826)
USD	183,027	TRY	490,000	Royal Bank of Scotland PLC	6/10/15	(2,049)
USD	324,174	TRY	860,000	Royal Bank of Scotland PLC	6/10/15	(653)
USD	17,988,503	EUR	16,456,260	Citibank N.A.	6/24/15	272,836
USD	102,253,599	EUR	93,543,740	Citibank N.A.	6/24/15	1,550,905
USD	69,939,996	JPY	8,475,000,000	Standard Chartered Bank	6/24/15	(810,035)
Total						$4,179,029

•	As of March 31, 2015, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Euro Dollar 2-Year Mid-Curve	Put	USD	97.75	6/12/15	54	$41,175
Euro Dollar 2-Year Mid-Curve	Put	USD	96.75	6/12/15	53	13,912
Total						$55,087

•	As of March 31, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
U.S. Treasury Notes (10 Year)	Call	USD	127.00	4/24/15	113	$(229,531)
U.S. Treasury Notes (10 Year)	Put	USD	127.00	4/24/15	114	(14,250)
Euro Dollar 2-Year Mid-Curve	Put	USD	97.25	6/12/15	107	(48,150)
Total						$(291,931)

•	As of March 31, 2015, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date		Expiration Date	Notional Amount (000)		Unrealized Depreciation
1.94%[1]	3-month LIBOR	Chicago Mercantile	6/30/15	[2]	12/31/21	USD	5,410	$(39,204)
0.64%[1]	6-month EURIBOR	Chicago Mercantile	6/10/15	[2]	2/15/24	EUR	3,130	(36,724)
0.52%[1]	6-month EURIBOR	Chicago Mercantile	6/10/15	[2]	2/15/24	EUR	2,150	(974)
Total								$(76,902)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015	31

Schedule of Investments (continued)

•	As of March 31, 2015, centrally cleared credit default swaps — sold protection outstanding were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
iTraxx Europe Crossover Series 23 Version 1	5.00%	InterContinental Exchange	6/20/20	B+	EUR	3,684	$14,634

[1]	Using S&P’s rating of the issuer of the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	As of March 31, 2015, OTC total return swaps outstanding were as follows:

Reference Entity	Fixed Notional Amount			Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Depreciation
TAIEX Futures Contracts April 2015	TWD	717,478,091	[1]	Deutsche Bank AG	4/15/15	374	$(23,793)	—	$(23,793)

[1]	Fund receives the total return of the reference entity and pays the floating amount. Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of March 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$3,900,214	—	$3,900,214
Common Stocks	$84,251,709	225,093,075	$5,632	309,350,416
Corporate Bonds	—	68,110,470	—	68,110,470
Foreign Agency Obligations	—	11,339,547	—	11,339,547
Foreign Government Obligations	—	80,017,396	—	80,017,396
Investment Companies	23,409,403	—	—	23,409,403
Non-Agency Mortgage-Backed Securities	—	3,498,895	—	3,498,895
U.S. Government Sponsored Agency Securities	—	25,945,508	—	25,945,508
U.S. Treasury Obligations	—	15,114,385	—	15,114,385
Short-Term Securities	211,570,778	344,954	—	211,915,732
Options Purchased:
Interest Rate Contracts	55,087	—	—	55,087

Total	$319,286,977	$433,364,444	$5,632	$752,657,053

See Notes to Financial Statements.

32	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$14,634	—	$14,634
Equity contracts	$1,000,214	—	—	1,000,214
Foreign currency exchange contracts	115,425	5,978,260	—	6,093,685
Interest rate contracts	381,802	—	—	381,802
Liabilities:
Equity contracts	(754,366)	(23,793)	—	(778,159)
Foreign currency exchange contracts	(419,030)	(1,799,231)	—	(2,218,261)
Interest rate contracts	(2,052,823)	(76,902)	—	(2,129,725)

Total	$(1,728,778)	$4,092,968	—	$2,364,190

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$12,358,000	—	—	$12,358,000
Cash pledged for centrally cleared swaps	485,000	—	—	485,000
Foreign currency at value	6,153,754	—	—	6,153,754
Liabilities:
Bank overdraft	—	$(1,276,381)	—	(1,276,381)
Collateral on securities loaned at value	—	(344,954)	—	(344,954)

Total	$18,996,754	$(1,621,335)	—	$17,375,419

During the six months ended March 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015	33

Statement of Assets and Liabilities

March 31, 2015 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned at value of $311,234) (cost — $521,400,879)	$517,331,918
Investments at value — affiliated (cost — $235,303,426)	235,325,135
Cash pledged for financial futures contracts	12,358,000
Cash pledged for centrally cleared swaps	485,000
Foreign currency at value (cost — $6,121,339)	6,153,754
Variation margin receivable on centrally cleared swaps	4,614
Variation margin receivable on financial futures contracts	1,038,405
Investments sold receivable	172,792
Unrealized appreciation on forward foreign currency exchange contracts	5,978,260
Capital shares sold receivable	330,430
Interest receivable	1,362,558
Dividends receivable — unaffiliated	630,205
Dividends receivable — affiliated	15,165
Securities lending income receivable — affiliated	1,711
Receivable from Manager	94
Prepaid expenses	62,608

Total assets	781,250,649

Liabilities
Bank overdraft	1,276,381
Options written at value (premiums received — $266,989)	291,931
Collateral on securities loaned at value	344,954
Variation margin payable on financial futures contracts	646,926
Investments purchased payable	32,061,723
Unrealized depreciation on forward foreign currency exchange contracts	1,799,231
Unrealized depreciation on OTC swaps	23,793
Capital shares redeemed payable	945,029
Investment advisory fees payable	336,469
Service and distribution fees payable	140,282
Other affiliates payable	140,020
Officer’s and Trustees’ fees payable	5,020
Other accrued expenses payable	528,436

Total liabilities	38,540,195

Net Assets	$742,710,454

Net Assets Consist of
Paid-in capital	$700,636,486
Distributions in excess of net investment income	(7,157,135)
Undistributed net realized gain	50,704,543
Net unrealized appreciation/depreciation	(1,473,440)

Net Assets	$742,710,454

Net Asset Value
Institutional — Based on net assets of $317,475,613 and 21,039,038 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.09

Service — Based on net assets of $1,694,785 and 112,767 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.03

Investor A — Based on net assets of $346,138,058 and 23,043,568 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.02

Investor B — Based on net assets of $5,527,446 and 374,140 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.77

Investor C — Based on net assets of $71,874,552 and 4,902,940 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.66

See Notes to Financial Statements.

34	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

Statement of Operations

Six Months Ended March 31, 2015 (Unaudited)

Investment Income
Interest	$1,887,166
Dividends — unaffiliated	1,968,736
Dividends — affiliated	194,709
Securities lending — affiliated — net	4,913
Foreign taxes withheld	(117,329)

Total income	3,938,195

Expenses
Investment advisory	2,037,998
Service and distribution — class specific	817,345
Transfer agent — class specific	587,662
Administration	211,297
Administration — class specific	83,646
Professional	61,582
Accounting services	48,485
Registration	46,014
Printing	30,845
Custodian	28,490
Officer and Trustees	12,492
Miscellaneous	37,480
Recoupment of past waived and/or reimbursed fees — class specific	4,099

Total expenses	4,007,435
Less fees waived by Manager	(115,467)
Less administration fees waived — class specific	(693)
Less transfer agent fees waived — class specific	(1,983)
Less transfer agent fees reimbursed — class specific	(1,109)

Total expenses after fees waived and/or reimbursed	3,888,183

Net investment income	50,012

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	9,081,439
Capital gain distributions received from affiliated investment companies	28,007
Options written	19,285
Financial futures contracts	13,235,549
Swaps	145,048
Foreign currency transactions	28,245,560

50,754,888

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(12,707,865)
Investments — affiliated	55,456
Options written	(23,410)
Financial futures contracts	(3,294,396)
Swaps	995,300
Foreign currency translations	(1,663,717)

(16,638,632)

Net realized and unrealized gain	34,116,256

Net Increase in Net Assets Resulting from Operations	$34,166,268

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015	35

Statements of Changes in Net Assets

Increase in Net Assets:	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014

Operations
Net investment income	$50,012	$82,013
Net realized gain	50,754,888	53,147,382
Net change in unrealized appreciation/depreciation	(16,638,632)	(9,681,308)

Net increase in net assets resulting from operations	34,166,268	43,548,087

Distributions to Shareholders From[1]
Net investment income:
Institutional	(7,149,829)	(2,940,379)
Service	(31,675)	(17,511)
Investor A	(6,670,170)	(3,753,926)
Investor B	(61,710)	(78,744)
Investor C	(1,086,621)	(649,050)
Net realized gain:
Institutional	(16,489,741)	(19,653,564)
Service	(83,973)	(140,882)
Investor A	(17,397,558)	(30,046,152)
Investor B	(318,235)	(927,559)
Investor C	(3,827,246)	(6,652,735)

Decrease in net assets resulting from distributions to shareholders	(53,116,758)	(64,860,502)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(14,294,554)	194,193,414

Net Assets
Total increase (decrease) in net assets	(33,245,044)	172,880,999
Beginning of period	775,955,498	603,074,499

End of period	$742,710,454	$775,955,498

Undistributed (distributions in excess of) net investment income, end of period	$(7,157,135)	$7,792,858

[1]	Distributions for annual periods determined in accordance with federal tax regulations.

See Notes to Financial Statements.

36	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

Financial Highlights

	Institutional						Service
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$15.52	$15.95	$15.37	$14.03	$14.31	$13.28	$15.44	$15.90	$15.31	$13.99	$14.27	$13.24

Net investment income (loss)[1]	0.02	0.04	0.19	0.23	0.29	0.29	(0.01)	(0.01)	0.15	0.19	0.25	0.25
Net realized and unrealized gain (loss)	0.70	1.04	1.19	1.68	(0.26)	1.02	0.70	1.02	1.19	1.67	(0.26)	1.03

Net increase (decrease) from investment operations	0.72	1.08	1.38	1.91	0.03	1.31	0.69	1.01	1.34	1.86	(0.01)	1.28

Distributions from:[2]
Net investment income	(0.35)	(0.20)	(0.22)	(0.26)	(0.31)	(0.28)	(0.30)	(0.16)	(0.17)	(0.23)	(0.27)	(0.25)
Net realized gain	(0.80)	(1.31)	(0.58)	(0.31)	—	—	(0.80)	(1.31)	(0.58)	(0.31)	—	—

Total distributions	(1.15)	(1.51)	(0.80)	(0.57)	(0.31)	(0.28)	(1.10)	(1.47)	(0.75)	(0.54)	(0.27)	(0.25)

Net asset value, end of period	$15.09	$15.52	$15.95	$15.37	$14.03	$14.31	$15.03	$15.44	$15.90	$15.31	$13.99	$14.27

Total Return[3]
Based on net asset value	4.92%[4]	7.02%	9.35%	13.89%	0.06%	9.99%	4.77%[4]	6.57%	9.06%	13.53%	(0.21)%	9.74%

Ratios to Average Net Assets
Total expenses[5]	0.82%[6,7]	0.85%[6]	0.91%[6]	0.95%[6]	0.94%	0.95%	1.20%[7,8]	1.21%[8]	1.24%[8]	1.27%	1.24%	1.27%

Total expenses after fees waived and/or reimbursed and paid indirectly[5]	0.79%[7]	0.82%	0.87%	0.90%	0.90%	0.91%	1.17%[7]	1.17%	1.17%	1.18%	1.18%	1.19%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense[5]	0.79%[7]	0.82%	0.87%	0.89%	0.89%	0.89%	1.17%[7]	1.17%	1.17%	1.17%	1.17%	1.17%

Net investment income (loss)[5]	0.27%[7]	0.28%	1.22%	1.59%	1.91%	2.09%	(0.10)%[7]	(0.04)%	0.95%	1.30%	1.63%	1.80%

Supplemental Data
Net assets, end of period (000)	$317,476	$342,794	$132,007	$59,041	$40,259	$39,083	$1,695	$1,703	$1,774	$1,915	$1,676	$1,652

Portfolio turnover rate[9]	92%	181%	192%	324%	401%	400%	92%	181%	192%	324%	401%	400%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.10%	0.11%	0.10%	0.05%	—	—

[6]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2013 and September 30, 2012, the ratio would have been 0.89% and 0.91%, respectively. There was no financial impact to the expense ratios for the six months ended March 31, 2015 and the year ended September 30, 2014.

[7]	Annualized.

[8]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended March 31, 2015 and the years ended September 30, 2014 and September 30, 2013, the ratios would have been 1.18%, 1.17% and 1.23%, respectively.

[9]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	92%	181%	192%	254%	236%	302%

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015	37

Financial Highlights (continued)

	Investor A						Investor B
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$15.43	$15.89	$15.30	$13.98	$14.26	$13.23	$15.12	$15.69	$15.10	$13.83	$14.10	$13.08

Net investment income (loss)[1]	(0.00)[2]	(0.00)[2]	0.15	0.19	0.25	0.24	(0.08)	(0.15)	0.01	0.06	0.13	0.12
Net realized and unrealized gain (loss)	0.70	1.01	1.19	1.66	(0.26)	1.03	0.68	1.00	1.16	1.65	(0.26)	1.03

Net increase (decrease) from investment operations	0.70	1.01	1.34	1.85	(0.01)	1.27	0.60	0.85	1.17	1.71	(0.13)	1.15

Distributions from:[3]
Net investment income	(0.31)	(0.16)	(0.17)	(0.22)	(0.27)	(0.24)	(0.15)	(0.11)	(0.01)	(0.13)	(0.14)	(0.13)
Net realized gain	(0.80)	(1.31)	(0.58)	(0.31)	—	—	(0.80)	(1.31)	(0.57)	(0.31)	—	—

Total distributions	(1.11)	(1.47)	(0.75)	(0.53)	(0.27)	(0.24)	(0.95)	(1.42)	(0.58)	(0.44)	(0.14)	(0.13)

Net asset value, end of period	$15.02	$15.43	$15.89	$15.30	$13.98	$14.26	$14.77	$15.12	$15.69	$15.10	$13.83	$14.10

Total Return[4]
Based on net asset value	4.80%[5]	6.58%	9.09%	13.51%	(0.23)%	9.70%	4.24%[5]	5.56%	8.04%	12.60%	(1.01)%	8.78%

Ratios to Average Net Assets
Total expenses[6]	1.14%[7]	1.16%[8]	1.18%	1.23%	1.20%	1.23%[8]	2.30%[7]	2.16%[9]	2.10%	2.08%	2.00%	2.04%[9]

Total expenses after fees waived and/or reimbursed and paid indirectly[6]	1.11%[7]	1.13%	1.14%	1.20%	1.20%	1.22%	2.14%[7]	2.13%	2.06%	2.06%	2.00%	2.04%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense[6]	1.11%[7]	1.13%	1.14%	1.19%	1.19%	1.20%	2.14%[7]	2.13%	2.06%	2.05%	1.98%	2.02%

Net investment income (loss)[6]	(0.05)%[7]	(0.00)%	0.98%	1.28%	1.61%	1.75%	(1.10)%[7]	(0.98)%	0.08%	0.45%	0.84%	0.91%

Supplemental Data
Net assets, end of period (000)	$346,138	$350,131	$374,715	$390,209	$370,916	$385,511	$5,527	$6,861	$12,730	$19,077	$31,595	$49,315

Portfolio turnover rate[10]	92%	181%	192%	324%	401%	400%	92%	181%	192%	324%	401%	400%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.10%	0.11%	0.10%	0.05%	—	—

[7]    Annualized.

[8]    Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014 and September 30, 2010, the ratios would have been 1.15% and 1.22%, respectively.

[9]    Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014 and September 30, 2010, the ratios would have been 2.15% and 2.02%, respectively.

[10]   Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	92%	181%	192%	254%	236%	302%

See Notes to Financial Statements.

38	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

Financial Highlights (concluded)

	Investor C
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$15.06	$15.60	$15.02	$13.76	$14.04	$13.04

Net investment income (loss)[1]	(0.05)	(0.10)	0.04	0.08	0.13	0.14
Net realized and unrealized gain (loss)	0.68	1.00	1.17	1.64	(0.25)	1.02

Net increase (decrease) from investment operations	0.63	0.90	1.21	1.72	(0.12)	1.16

Distributions from:[2]
Net investment income	(0.23)	(0.13)	(0.05)	(0.15)	(0.16)	(0.16)
Net realized gain	(0.80)	(1.31)	(0.58)	(0.31)	—	—

Total distributions	(1.03)	(1.44)	(0.63)	(0.46)	(0.16)	(0.16)

Net asset value, end of period	$14.66	$15.06	$15.60	$15.02	$13.76	$14.04

Total Return[3]
Based on net asset value	4.42%[4]	5.91%	8.29%	12.75%	(0.94)%	8.86%

Ratios to Average Net Assets
Total expenses[5]	1.83%[6]	1.84%[7]	1.88%	1.93%	1.93%	1.94%

Total expenses after fees waived and/or reimbursed and paid indirectly[5]	1.80%[6]	1.81%	1.83%	1.90%	1.93%	1.94%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense[5]	1.80%[6]	1.81%	1.83%	1.90%	1.92%	1.92%

Net investment income (loss)[5]	(0.73)%[6]	(0.68)%	0.28%	0.58%	0.89%	1.05%

Supplemental Data
Net assets, end of period (000)	$71,875	$74,467	$81,850	$86,947	$81,644	$84,367

Portfolio turnover rate[8]	92%	181%	192%	324%	401%	400%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Investments in underlying funds	0.10%	0.11%	0.10%	0.05%	—	—

[6]	Annualized.

[7]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014 the ratio would have been 1.83%.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	92%	181%	192%	254%	236%	302%

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015	39

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. These financial statements relate to one series of the Trust BlackRock Managed Volatility Portfolio (the “Fund”). The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor B Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Service Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day. The market value of the Fund’s investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the NYSE on days when the NYSE is open.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

40	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

Notes to Financial Statements (continued)

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the Manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015	41

Notes to Financial Statements (continued)

agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than

42	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

Notes to Financial Statements (continued)

their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Typically, the Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of March 31, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015	43

Notes to Financial Statements (continued)

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of March 31, 2015, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Deutsche Bank Securities, Inc.	$32,478	$(32,478)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	154,513	(154,513)	—
Morgan Stanley	48,967	(48,967)	—
UBS Securities LLC	75,276	(75,276)	—
Total	$311,234	$(311,234)	—

[1]

Collateral with a value of $344,954 has been received in conjunction with securities lending agreements for the Fund. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically manage its exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund invests in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the

44	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

Notes to Financial Statements (continued)

time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk and interest rate risk) and/or in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

For the six months ended March 31, 2015, transactions in options written were as follows:

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options, beginning of period	8	$3,270	48	$17,323
Options written	294	321,226	487	282,095
Options expired	—	—	(40)	(10,569)
Options closed	(189)	(174,222)	(274)	(172,134)

Outstanding options, end of period	113	$150,274	221	$116,715

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015	45

Notes to Financial Statements (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward interest rate swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2015
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
	Net unrealized appreciation/depreciation[1] ;
	Investments at value — unaffiliated[2] ;
Interest rate contracts	Options written at value	$436,889	$2,129,725
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contacts;
	Net unrealized appreciation/depreciation[1]	6,093,685	2,218,261
Credit contracts	Net unrealized appreciation/depreciation[1]	14,634	—
	Net unrealized appreciation/depreciation[1]
Equity contracts	Net unrealized depreciation on OTC swaps	1,000,214	778,159
Total		$7,545,422	$5,126,145

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

46	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended March 31, 2015
	Net Realized Gain (Loss) from	Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(5,145,211)	$(1,273,775)
Swaps	(314,762)	(252,968)
Options[1]	(46,283)	(17,367)
Foreign currency exchange contracts:
Financial futures contracts	4,369,748	(478,842)
Foreign currency transactions/translations	27,922,698	(1,703,670)
Credit contracts:
Swaps	(45,077)	(11,090)
Equity contracts:
Financial futures contracts	14,011,012	(1,541,779)
Swaps	504,887	1,259,358

Total	$41,257,012	$(4,020,133)

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended March 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts - long	$130,553,640
Average notional value of contracts - short	$475,062,496
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$417,957,273
Average amounts sold - in USD	$157,760,388
Options:
Average notional value of option contracts purchased	$27,544
Average notional value of option contracts written	$145,966
Credit default swaps:
Average notional value - sell protection	$1,980,603
Interest rate swaps:
Average notional value - pays fixed rate	$10,843,649
Average notional value - receives fixed rate	$1,433,913
Total return swaps:
Average notional amount	$34,566,004

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015	47

Notes to Financial Statements (continued)

held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

As of March 31, 2015, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$1,038,405	$646,926
Forward foreign currency exchange contracts	5,978,260	1,799,231
Options[1]	55,087	291,931
Swaps-Centrally cleared	4,614	—
Swaps-OTC	—	23,793

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$7,076,366	$2,761,881
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,098,106)	(938,857)

Total derivative assets and liabilities subject to an MNA	$5,978,260	$1,823,024

[1]	Includes options purchased at value which are included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

As of March 31, 2015, the following tables present the Fund’s derivative assets and/or liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$3,977	$(3,977)	—	—	—
Barclays Bank PLC	23,582	(23,582)	—	—	—
BNP Paribas S.A.	8,419	(6,936)	—	—	$1,483
Citibank N.A.	1,928,883	(38,724)	—	—	1,890,159
Credit Suisse International	59,040	(59,040)	—	—	—
Deutsche Bank AG	961,525	(163,386)	—	—	798,139
Goldman Sachs International	127,175	(78,477)	—	—	48,698
HSBC Bank PLC	52,430	(52,314)	—	—	116
JPMorgan Chase Bank N.A.	914,722	(141,630)	—	—	773,092
Morgan Stanley & Co. International PLC	833,455	(63,839)	—	—	769,616
Royal Bank of Canada	345	—	—	—	345
State Street Bank and Trust Co.	14,731	(14,731)	—	—	—
UBS AG	1,022,419	(113,424)	—	—	908,995
Westpac Banking Corp.	27,557	(17,165)	—	—	10,392

	$5,978,260	$(777,225)	—	—	$5,201,035

48	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

Notes to Financial Statements (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabiities[3]
Bank of America N.A.	$15,041	$(3,977)	—	—	$11,064
Barclays Bank PLC	65,413	(23,582)	—	—	41,831
BNP Paribas S.A.	6,936	(6,936)	—	—	—
Citibank N.A.	38,724	(38,724)	—	—	—
Credit Suisse International	233,769	(59,040)	—	—	174,729
Deutsche Bank AG	163,386	(163,386)	—	—	—
Goldman Sachs International	78,477	(78,477)	—	—	—
HSBC Bank PLC	52,314	(52,314)	—	—	—
JPMorgan Chase Bank N.A.	141,630	(141,630)	—	—	—
Morgan Stanley & Co. International PLC	63,839	(63,839)	—	—	—
Royal Bank of Scotland PLC	2,702	—	—	—	2,702
Standard Chartered Bank	810,035	—	—	—	810,035
State Street Bank and Trust Co.	20,169	(14,731)	—	—	5,438
UBS AG	113,424	(113,424)	—	—	—
Westpac Banking Corp.	17,165	(17,165)	—	—	—

	$1,823,024	$(777,225)	—	—	$1,045,799

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500%
$2 Billion - $3 Billion	0.475%
Greater than $3 Billion	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. For the six months ended March 31, 2015, BlackRock waived $115,467. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by the Manager or its affiliates, if any.

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BNA”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BIL, BNA and BSL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service	Investor A	Investor B	Investor C
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%	0.75%

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015	49

Notes to Financial Statements (continued)

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the six months ended March 31, 2015, the following table shows the class specific service and distribution fees borne directly by each class of the Fund:

Service	Investor A	Investor B	Investor C	Total
$2,057	$424,021	$30,414	$360,853	$817,345

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2015, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Service	Investor A	Total
$119,535	$1,343	$4,904	$125,782

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2015, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Service	Investor A	Investor B	Investor C	Total
$1,044	$74	$52,589	$3,080	$2,291	$59,078

For the six months ended March 31, 2015, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Service	Investor A	Investor B	Investor C	Total
$194,574	$1,893	$328,183	$18,163	$44,849	$587,662

Effective January 1, 2015, the Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

Prior to January 1, 2015, BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager acted as co-administrators for the Fund. For these services, the co-administrators received an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of the Fund. The combined administration fee, which is shown as administration in the Statement of Operations, was paid at the annual rates below. In addition, each of the share classes was charged an administration fee, which is shown as administration — class specific in the Statement of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee	Administration Fee — Class Specific
First $500 Million	0.075%	0.025%
$500 Million - $1 Billion	0.065%	0.015%
Greater than $1 Billion	0.055%	0.005%

50	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

Notes to Financial Statements (continued)

For the six months ended March 31, 2015, the Fund paid $244,348 to the Manager in return for these services, which is included in administration and administration — class specific in the Statement of Operations.

For the six months ended March 31, 2015, the following table shows the class specific administration fees borne directly by each class of the Fund:

Institutional	Service	Investor A	Investor B	Investor C	Total
$36,407	$185	$38,227	$691	$8,136	$83,646

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Fund or a share class, which are included in administration fees waived — class specific in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Service	Investor A	Investor B	Investor C
0.89%	1.17%	1.37%	2.14%	2.14%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2016 unless approved by the Board, including a majority of the independent Trustees.

Class specific expense waivers or reimbursements are as follows:

	Service	Investor B	Total
Administration Fees Waived	$4	$689	$693
Transfer Agent Fees Waived	—	$1,983	$1,983
Transfer Agent Fees Reimbursed	—	$1,109	$1,109

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2015, the Manager recouped waivers and/or reimbursements previously recorded $3,940 and $159 for Institutional Shares and Service Shares, respectively.

On March 31, 2015, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expires September 30,	Service	Investor B
2015	$398	—
2016	$136	$523
2017	$4	$3,781

For the six months ended March 31, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $8,176.

For the six months ended March 31, 2015, affiliates received CDSCs as follows:

Investor A	Investor B	Investor C	Total
$125	$236	$1,369	$1,730

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015	51

Notes to Financial Statements (continued)

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended March 31, 2015, the Fund paid BIM $1,228 for securities lending agent services.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statement of Operations.

6. Purchases and Sales:

For the six months ended March 31, 2015, purchases and sales of investments, including paydowns, TBA transactions and excluding short-term securities were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$564,485,761	$391,955,557
U.S. Government Securities	$4,179,738	$242,453

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended September 30, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of March 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$756,831,941

Gross unrealized appreciation	$19,410,254
Gross unrealized depreciation	(23,585,142)

Net unrealized depreciation	$(4,174,888)

8. Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Fund, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in

52	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

Notes to Financial Statements (continued)

effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2015, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,237,824	$18,676,785	18,459,670	$291,296,269
Shares issued in reinvestment of distributions	1,215,917	17,582,178	1,325,140	20,157,670
Shares redeemed	(3,508,650)	(53,023,039)	(5,967,622)	(92,271,562)

Net increase (decrease)	(1,054,909)	$(16,764,076)	13,817,188	$219,182,377

Service
Shares sold	543	$8,235	3,606	$57,541
Shares issued in reinvestment of distributions	7,737	111,490	10,118	153,456
Shares redeemed	(5,819)	(88,615)	(14,985)	(235,818)

Net increase (decrease)	2,461	$31,110	(1,261)	$(24,821)

Investor A
Shares sold and automatic conversion of shares	753,376	$11,300,718	996,006	$15,419,000
Shares issued in reinvestment of distributions	1,637,182	23,575,411	2,177,841	33,005,225
Shares redeemed	(2,032,925)	(30,495,939)	(4,075,561)	(63,161,360)

Net increase (decrease)	357,633	$4,380,190	(901,714)	$(14,737,135)

Investor B
Shares sold	1,939	$32,216	5,115	$78,672
Shares issued in reinvestment of distributions	26,047	369,876	65,575	980,348
Shares redeemed and automatic conversion of shares	(107,527)	(1,578,886)	(428,394)	(6,529,169)

Net decrease	(79,541)	$(1,176,794)	(357,704)	$(5,470,149)

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015	53

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Investor C
Shares sold	174,903	$2,557,967	271,370	$4,093,112
Shares issued in reinvestment of distributions	332,476	4,681,259	468,294	6,958,846
Shares redeemed	(549,465)	(8,004,210)	(1,042,063)	(15,808,816)

Net decrease	(42,086)	$(764,984)	(302,399)	$(4,756,858)

Total Net Increase (Decrease)	(816,442)	$(14,294,554)	12,254,110	$194,193,414

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 23, 2015, the 364-day, $2.1 billion credit agreement to which the Fund is a party, was further amended to expire on April 21, 2016, unless otherwise extended or renewed.

54	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Collette Chilton, Trustee

Frank J. Fabozzi, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Barbara G. Novick, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Trustees of the Trust and Ronald W. Forbes resigned as a Trustee of the Trust and Co-Chair of the Board. Effective January 1, 2015, Collette Chilton, Barbara G. Novick and Mark Stalnecker were appointed to serve as Trustees of the Trust.

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Trust and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisors BlackRock International Limited Edinburgh, EH3 8BL United Kingdom BlackRock Asset Management North Asia Limited Hong Kong BlackRock (Singapore) Limited 079912 Singapore	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015	55

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http:// www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

56	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2015	57

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MV-3/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by
Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 2, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: June 2, 2015

3